EQ ADVISORS TRUST

All Asset Aggressive-Alt 25 Portfolio

All Asset Aggressive-Alt 50 Portfolio

All Asset Aggressive-Alt 75 Portfolio

AXA/Pacific Global Small Cap Value Portfolio

AXA PREMIER VIP TRUST

CharterSM Alternative 100 Moderate Portfolio

CharterSM Income Strategies Portfolio

CharterSM Interest Rate Strategies Portfolio

CharterSM International Moderate Portfolio

CharterSM Real Assets Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

March 28, 2017

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders of each of the following Portfolios, each of which is a series of EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust,” and together with EQ Trust, the “Trusts”), as indicated above, will be held on March 28, 2017 at 2:30 p.m., Eastern time, at the offices of the Trust, located at 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”):

•	All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio”)

•	All Asset Aggressive-Alt 50 Portfolio (“Alt 50 Portfolio”)

•	All Asset Aggressive-Alt 75 Portfolio (“Alt 75 Portfolio”)

•	CharterSM Alternative 100 Moderate Portfolio (“Alternative 100 Moderate Portfolio”)

•	CharterSM Income Strategies Portfolio (“Income Strategies Portfolio”)

•	CharterSM Interest Rate Strategies Portfolio (“Interest Rate Strategies Portfolio”)

•	CharterSM International Moderate Portfolio (“International Moderate Portfolio”)

•	CharterSM Real Assets Portfolio (“Real Assets Portfolio”)

•	AXA/Pacific Global Small Cap Value Portfolio (“Pac Global Portfolio”)

(each an “Acquired Portfolio” and together the “Acquired Portfolios”).

The Meeting will be held to act on the following proposals:

For shareholders of the Alt 25 Portfolio, Alt 50 Portfolio, and Alt 75 Portfolio, only:

1.	To approve the Plan of Reorganization and Termination with respect to the reorganization of the Alt 25 Portfolio, Alt 50 Portfolio, and Alt 75 Portfolio, each a series of EQ Trust, each into the All Asset Growth-Alt 20 Portfolio, a series of EQ Trust.

For shareholders of the Alternative 100 Moderate Portfolio only:

1d.	To approve the Agreement and Plan of Reorganization with respect to the reorganization of the Alternative 100 Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio, a series of EQ Trust.

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For shareholders of the Income Strategies Portfolio and Interest Rate Strategies Portfolio only:

2.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Income Strategies Portfolio and Interest Rate Strategies Portfolio, each a series of VIP Trust, each into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of EQ Trust.

For shareholders of the International Moderate Portfolio only:

3.

To approve the Plan of Reorganization and Termination with respect to the reorganization of the International Moderate Portfolio, a series of VIP Trust, into the CharterSM Moderate Portfolio, a series of VIP Trust.

For shareholders of the Real Assets Portfolio only:

4.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of EQ Trust.

For shareholders of the Pac Global Portfolio only:

5.	To approve the Plan of Reorganization and Termination with respect to the reorganization of the Pac Global Portfolio, a series of EQ Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of EQ Trust.

For shareholders of each Acquired Portfolio:

6.	To transact other business that may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of each respective Trust (the “Board”) unanimously recommends that you vote in favor of the relevant proposal(s).

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), who have invested in shares of an Acquired Portfolio through the investment divisions of a separate account or accounts of AXA Equitable will be given the opportunity to provide voting instructions on the above proposals.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on December 31, 2016. If you attend the Meeting, you may vote or provide your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY OR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating, and signing the enclosed proxy or voting instruction card and returning it in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 16-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board of each Trust recommends that you vote or provide voting instructions to vote “FOR” each proposal.

By order of the Boards of EQ Trust and VIP Trust, Patricia Louie Secretary

Dated: February 28, 2017

New York, New York

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AXA EQUITABLE LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

REGARDING A JOINT SPECIAL MEETING OF SHAREHOLDERS OF

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

EACH A SERIES OF EQ ADVISORS TRUST

CHARTERSM ALTERNATIVE 100 MODERATE PORTFOLIO

CHARTERSM INCOME STRATEGIES PORTFOLIO

CHARTERSM INTEREST RATE STRATEGIES PORTFOLIO

CHARTERSM INTERNATIONAL MODERATE PORTFOLIO

CHARTERSM REAL ASSETS PORTFOLIO

EACH A SERIES OF AXA PREMIER VIP TRUST

TO BE HELD ON March 28, 2017

Dated: February 22, 2017

GENERAL

These Contractholder Voting Instructions are being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”) to owners of its variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of December 31, 2016 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the following Portfolios, each of which is a series of EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust,” and together with EQ Trust, the “Trusts”), as indicated above:

•	All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio”)

•	All Asset Aggressive-Alt 50 Portfolio (“Alt 50 Portfolio”)

•	All Asset Aggressive-Alt 75 Portfolio (“Alt 75 Portfolio”)

•	CharterSM Alternative 100 Moderate Portfolio (“Alternative 100 Moderate Portfolio”)

•	CharterSM Income Strategies Portfolio (“Income Strategies Portfolio”)

•	CharterSM Interest Rate Strategies Portfolio (“Interest Rate Strategies Portfolio”)

•	CharterSM International Moderate Portfolio (“International Moderate Portfolio”)

•	CharterSM Real Assets Portfolio (“Real Assets Portfolio”)

•	AXA/Pacific Global Small Cap Value Portfolio (“Pac Global Portfolio”)

(each an “Acquired Portfolio” and together the “Acquired Portfolios”).

The Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Pac Global Portfolio are series of EQ Trust, a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Alternative 100 Moderate Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and Real Assets Portfolio are series of VIP Trust, a Delaware statutory trust that is registered with the SEC as an open-end management investment company.

AXA Equitable will offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in an Acquired Portfolio (the “Shares”) held by the Separate Accounts, as to how it should vote on the respective reorganization proposals (the “Proposals”) that will be considered at the Joint

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Special Meeting of Shareholders of the Acquired Portfolios referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Combined Proxy Statement and Prospectus, which you should read and retain for future reference, sets forth concisely information about the proposed reorganization involving each Acquired Portfolio and the corresponding acquiring series of EQ Trust or VIP Trust that a Contractholder should know before completing the enclosed voting instruction card.

AXA Equitable Financial Services Company, LLC, a wholly owned subsidiary of AXA Financial, Inc., is the parent company of AXA Equitable. AXA Financial, Inc. is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Equitable Financial Services Company, LLC and AXA Financial, Inc. are located at 1290 Avenue of the Americas, New York, New York 10104.

These Contractholder Voting Instructions and the accompanying voting instruction card, together with the enclosed proxy materials, are being mailed to Contractholders on or about February 28, 2017.

HOW TO INSTRUCT AXA EQUITABLE

To instruct AXA Equitable as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), sign and date the voting instruction card(s), and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the Shares “For” the applicable Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value allocable to that investment division by (ii) the net asset value of one Share of the Acquired Portfolio. Each whole Share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional Share is entitled to a proportionate fractional vote. At any time prior to AXA Equitable’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing AXA Equitable with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and providing voting instructions in person at the Meeting.

HOW AXA EQUITABLE WILL VOTE

AXA Equitable will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account for which AXA Equitable receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares “FOR” a Proposal. Shares in each investment division of a Separate Account for which AXA Equitable receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by AXA Equitable as surplus or seed money, will be voted by AXA Equitable either “FOR” or “AGAINST” a Proposal, or as an abstention, in the same proportion as the Shares for which Contractholders have provided voting instructions to AXA Equitable. As a result of such proportional voting by AXA Equitable, it is possible that a small number of Contractholders could determine whether a Proposal is approved.

OTHER MATTERS

AXA Equitable is not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, AXA Equitable will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of AXA Equitable Funds Management Group, LLC, the investment manager of each Trust, or its affiliates as well as officers and

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agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the quorum necessary to transact business at the Meeting is not established with respect to an Acquired Portfolio, or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign and date the voting instruction card and mail it in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

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COMBINED PROXY STATEMENT

for

All Asset Aggressive-Alt 25 Portfolio

All Asset Aggressive-Alt 50 Portfolio

All Asset Aggressive-Alt 75 Portfolio

AXA/Pacific Global Small Cap Value Portfolio,

each a series of EQ Advisors Trust and

CharterSM Alternative 100 Moderate Portfolio

CharterSM Income Strategies Portfolio

CharterSM Interest Rate Strategies Portfolio

CharterSM International Moderate Portfolio

CharterSM Real Assets Portfolio,

each a series of AXA Premier VIP Trust and

PROSPECTUS

for

All Asset Growth-Alt 20 Portfolio

AXA/Horizon Small Cap Value Portfolio

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio

EQ/PIMCO Global Real Return Portfolio,

each a series of EQ Advisors Trust and

CharterSM Moderate Portfolio,

a series of AXA Premier VIP Trust

Dated February 22, 2017

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

This Combined Proxy Statement and Prospectus (the “Combined Proxy Statement/Prospectus”) is being furnished to owners (the “Contractholders”) of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”) who, as of December 31, 2016, had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in one or more the following Portfolios, each of which is a series of EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust,” and together with EQ Trust, the “Trusts”), as indicated above:

•	All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio”)

•	All Asset Aggressive-Alt 50 Portfolio (“Alt 50 Portfolio”)

•	All Asset Aggressive-Alt 75 Portfolio (“Alt 75 Portfolio”)

•	CharterSM Alternative 100 Moderate Portfolio (“Alternative 100 Moderate Portfolio”)

•	CharterSM Income Strategies Portfolio (“Income Strategies Portfolio”)

•	CharterSM Interest Rate Strategies Portfolio (“Interest Rate Strategies Portfolio”)

•	CharterSM International Moderate Portfolio (“International Moderate Portfolio”)

•	CharterSM Real Assets Portfolio (“Real Assets Portfolio”)

•	AXA/Pacific Global Small Cap Value Portfolio (“Pac Global Portfolio”)

(each an “Acquired Portfolio” and together the “Acquired Portfolios”)

The Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Pac Global Portfolio are series of EQ Trust. The Alternative 100 Moderate Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and Real Assets Portfolio are series of VIP Trust. The Trusts are open-end management investment companies registered with the Securities and Exchange Commission (“SEC”).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Combined Proxy Statement/Prospectus also is being furnished to AXA Equitable as the record owner of shares and to other shareholders that were invested in the Acquired Portfolios as of December 31, 2016. Contractholders are being provided the opportunity to instruct AXA Equitable to approve or disapprove the proposals contained in this Combined Proxy Statement/Prospectus (each, a “Proposal”) in connection with the solicitation by the Board of Trustees of each Trust (the “Board”) of proxies to be used at the Joint Special Meeting of Shareholders of the Acquired Portfolios to be held at 1290 Avenue of the Americas, New York, New York 10104, on March 28, 2017, at 2:30 p.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

The shareholders of each Acquired Portfolio will vote separately on its reorganization. The consummation of any one reorganization described in any of the below Proposals is not contingent on the consummation of any other reorganization in that Proposal. The Proposals described in this Combined Proxy Statement/Prospectus are as follows:

Proposal	Shareholders Entitled to Vote on the Proposal

1. To approve the Plan of Reorganization and Termination with respect to the reorganization of the:

A. Alt 25 Portfolio, a series of EQ Trust,

B. Alt 50 Portfolio, a series of EQ Trust, and

C. Alt 75 Portfolio, a series of EQ Trust,

into the All Asset Growth-Alt 20 Portfolio, a series of EQ Trust.

Shareholders of the Alt 25 Portfolio, Alt 50 Portfolio, and Alt 75 Portfolio, voting separately with respect to the Reorganization of their Portfolio(s).
1.D. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Alternative 100 Moderate Portfolio, a series of VIP Trust, into the All Asset Growth-Alt 20 Portfolio, a series of EQ Trust.	Shareholders of the Alternative 100 Moderate Portfolio, voting separately with respect to the Reorganization of their Portfolio.

2. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the:

A. Income Strategies Portfolio, a series of VIP Trust, and

B. Interest Rate Strategies Portfolio, a series of VIP Trust,

into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of EQ Trust.

Shareholders of the Income Strategies Portfolio and Interest Rate Strategies Portfolio, voting separately with respect to the Reorganization of their Portfolio(s).
3. To approve the Plan of Reorganization and Termination with respect to the reorganization of the International Moderate Portfolio, a series of VIP Trust, into the CharterSM Moderate Portfolio, also a series of VIP Trust.	Shareholders of the International Moderate Portfolio.
4. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Real Assets Portfolio, a series of VIP Trust, into the EQ/PIMCO Global Real Return Portfolio, a series of EQ Trust.	Shareholders of the Real Assets Portfolio.

Proposal	Shareholders Entitled to Vote on the Proposal

5. To approve the Plan of Reorganization and Termination with respect to the reorganization of the:

Pac Global Portfolio, a series of EQ Trust, into the AXA/Horizon Small Cap Value Portfolio, a series of EQ Trust.

Shareholders of the AXA/Horizon Small Cap Value Portfolio.
6. To transact other business that may properly come before the Meeting or any adjournments thereof.	Shareholders of each Acquired Portfolio, as applicable.

Each reorganization referred to in Proposals 1-5 above is referred to herein as a “Reorganization” and together as the “Reorganizations.” Each of the All Asset Growth-Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, CharterSM Moderate Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/Horizon Small Cap Value Portfolio is referred to herein as an “Acquiring Portfolio” and together as the “Acquiring Portfolios.”

This Combined Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the Proposals that you should know before voting or providing voting instructions. Additional information about each Trust has been filed with the SEC and is available, without charge, upon oral or written request. This Combined Proxy Statement/Prospectus is being provided to AXA Equitable and mailed to Contractholders and other shareholders on or about February 28, 2017. This Combined Proxy Statement/Prospectus and a proxy or voting instruction card also will be available at www.proxyvote.com on or about February 28, 2017. It is expected that one or more representatives of AXA Equitable will attend the Meeting in person or by proxy and will vote shares held by AXA Equitable in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by each Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Combined Proxy Statement/Prospectus:

1.	The Statement of Additional Information dated February 22, 2017, relating the Reorganizations of Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, Alternative 100 Moderate Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, Real Assets Portfolio and Pac Global Portfolio (File No. 333-215584) which includes the financial statements for the fiscal year ended December 31, 2016 for these Acquired Portfolios and each of their corresponding Acquiring Portfolios; and

2.	The Statement of Additional Information dated February 22, 2017, relating the Reorganization of International Moderate Portfolio (File No. 333-215585) which includes the financial statements for the fiscal year ended December 31, 2016 for this Acquired Portfolio and its corresponding Acquiring Portfolio.

For a free copy of any of these documents, please call 1-877-222-2144 or write the Trusts at the address above.

Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, each Trust must file certain reports and other information with the SEC. You can copy and review information about each Trust, including proxy materials and proxy and information statements, at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA 02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco Regional Office,

44 Montgomery Street, Suite 2600, San Francisco, CA 94104. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

Copies of EQ Trust’s and VIP Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contractholders. Contractholders may request additional copies of each Trust’s annual or semi-annual reports, free of charge, by writing to the respective Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-222-2144.

TABLE OF CONTENTS

Page
SUMMARY	1
PROPOSAL 1: TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE ALT 25 PORTFOLIO, ALT 50 PORTFOLIO, AND ALT 75 PORTFOLIO, EACH A SERIES OF EQ TRUST, AND THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE ALTERNATIVE 100 MODERATE PORTFOLIO, A SERIES OF VIP TRUST, EACH INTO THE ALL ASSET GROWTH-ALT 20 PORTFOLIO, A SERIES OF EQ TRUST.	2
Proposal 1.A.	3
Proposal 1.B.	6
Proposal 1.C.	9
Proposal 1.D.	12
Comparative Fee and Expense Tables	16
Example of Portfolio Expenses	18
Portfolio Turnover	20
Comparison of Investment Objectives, Policies and Strategies	20
Comparison of Principal Risk Factors	24
Comparative Performance Information	25
Capitalization	28
PROPOSAL 2: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE INCOME STRATEGIES PORTFOLIO AND INTEREST RATE STRATEGIES PORTFOLIO, EACH A SERIES OF VIP TRUST, EACH INTO THE AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO, A SERIES OF EQ TRUST.	29
Proposal 2.A.	29
Proposal 2.B.	32
Comparative Fee and Expense Tables	36
Example of Portfolio Expenses	38
Portfolio Turnover	39
Comparison of Investment Objectives, Policies and Strategies	39
Comparison of Principal Risk Factors	44
Comparative Performance Information	45
Capitalization	46
PROPOSAL 3: TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE INTERNATIONAL MODERATE PORTFOLIO, A SERIES OF VIP TRUST, INTO THE CHARTERSM MODERATE PORTFOLIO, ALSO A SERIES OF VIP TRUST.	47
Comparative Fee and Expense Tables	50
Example of Portfolio Expenses	51
Portfolio Turnover	51
Comparison of Investment Objectives, Policies and Strategies	51
Comparison of Principal Risk Factors	53
Comparative Performance Information	54
Capitalization	55
PROPOSAL 4: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE REAL ASSETS PORTFOLIO, A SERIES OF VIP TRUST, INTO THE EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO, A SERIES OF EQ TRUST.	56
Comparative Fee and Expense Tables	59
Example of Portfolio Expenses	60

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Page
Portfolio Turnover	61
Comparison of Investment Objectives, Policies and Strategies	61
Comparison of Principal Risk Factors	64
Comparative Performance Information	65
Capitalization	66
PROPOSAL 5: TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE PAC GLOBAL PORTFOLIO, A SERIES OF EQ TRUST, INTO THE AXA/HORIZON SMALL CAP VALUE PORTFOLIO, ALSO A SERIES OF EQ TRUST.	67
Comparative Fee and Expense Tables	69
Example of Portfolio Expenses	70
Portfolio Turnover	71
Comparison of Investment Objectives, Policies and Strategies	71
Comparison of Principal Risk Factors	73
Comparative Performance Information	73
Capitalization	74
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	75
Terms of the Agreements and/or Plans of Reorganization	75
Description of the Securities to Be Issued	76
Board Considerations	76
Potential Benefits of the Reorganizations to FMG LLC and its Affiliates	80
Descriptions of Risk Factors	81
Federal Income Tax Consequences of the Reorganizations	92
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS	94
Management of EQ Trust and VIP Trust	94
EQ TRUST	94
VIP TRUST	94
The Manager	95
Management and Administrative Fees	97
The Sub-Advisers	100
Legal Proceedings	102
Portfolio Services	104
Portfolio Distribution Arrangements	104
EQ TRUST	104
VIP TRUST	104
Payments to Broker-Dealers and Other Financial Intermediaries	105
Buying and Selling Shares	105
How Portfolio Shares Are Priced	107
Dividends and Other Distributions	109
Federal Income Tax Considerations	109
FINANCIAL HIGHLIGHTS	110
VOTING INFORMATION	132
Voting Rights	132
Required Shareholder Vote	133
Solicitation of Proxies and Voting Instructions	133
Adjournment or Postponement	134
Submission of Certain Shareholder Proposals	134
Other Matters	134
APPENDIX A – Forms of Agreement and/or Plans of Reorganization and Termination	A-1
APPENDIX B – More Information on Strategies and Risk Factors	B-1
APPENDIX C – Security Ownership of Certain Beneficial Owners	C-1

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SUMMARY

You should read this entire Combined Proxy Statement/Prospectus carefully. For additional information, you should consult the applicable Agreement and Plan of Reorganization and Termination or Plan of Reorganization and Termination (collectively, the “Reorganization Plans”), copies of the forms of which are attached hereto as Appendix A.

The Proposed Reorganizations

This Combined Proxy Statement/Prospectus is soliciting shareholders with amounts invested in one or more Acquired Portfolios as of December 31, 2016, to approve the Reorganization Plan (with respect to the Acquired Portfolio in which they are invested), whereby each Acquired Portfolio will be reorganized into a corresponding Acquiring Portfolio, as described below. (Each Acquired Portfolio and Acquiring Portfolio is sometimes referred to herein as a “Portfolio,” and together, the “Portfolios.”)

Among the Acquired Portfolios’ shares, each of Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Pac Global Portfolio has two classes of shares, designated Class IB and Class K shares; and each of Alternative 100 Moderate Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and Real Assets Portfolio has one class of shares, designated Class B shares (together, the “Acquired Portfolio Shares”).

Among the Acquiring Portfolios’ shares, the All Asset Growth-Alt 20 Portfolio has three classes of shares, designated Class IA, Class IB, and Class K shares; each of AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/Horizon Small Cap Value Portfolio has two classes, designated Class IB and Class K shares; and CharterSM Moderate Portfolio has one class of shares, designated Class B shares (together, the “Acquiring Portfolio Shares”). The rights and preferences of each class of Acquiring Portfolio Shares are substantially similar in all material respects to the rights and preferences of the corresponding class of Acquired Portfolio Shares.

Each Reorganization Plan provides, with respect to each Reorganization, for:

•

the transfer of all the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets and the Acquiring Portfolio’s assumption of all the liabilities of the Acquired Portfolio;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders) of those Acquiring Portfolio Shares; and

•	the complete termination of the Acquired Portfolio.

The Board of each Trust is proposing the Reorganizations because it believes that each Reorganization will permit shareholders invested in the Acquired Portfolios, which are small and have limited prospects for future growth and therefore a limited ability to achieve economies of scale, to invest in the corresponding Acquiring Portfolios, which in each case will result in a larger combined portfolio with a similar investment objective that invests in a similar asset class or asset classes and has better prospects for attracting additional assets and lowering expenses. The total annual operating expense ratios of the Class IB and Class K shares of the All Asset Growth-Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio and AXA/Horizon Small Cap Value Portfolio are expected to be lower than those of the corresponding classes of shares of the corresponding Acquired Portfolios for the one year after the proposed Reorganizations. The total annual operating expense ratio of the Class B shares of the CharterSM Moderate Portfolio are expected to be the same as those of the Class B shares of the corresponding Acquired Portfolio for the one year after the Reorganization. There is no assurance that fees and expenses will not increase after April 30, 2018, when the expense limitations for the Acquiring Portfolios will terminate if they are not renewed by the Boards. All of the Acquiring Portfolios, except for the CharterSM Moderate Portfolio and the AXA/Horizon Small Cap Value Portfolio, have lower total operating expenses than their corresponding Acquired Portfolios, regardless of whether the expense limitation is in effect. As further described in “Potential Benefits of the Reorganization to FMG LLC and its Affiliates” below, the Portfolios’ investment manager may realize benefits in connection with the Reorganizations, such as the reduction of elimination of its obligations to waive or reimburse fees and expenses if an Acquiring Portfolio is below its expense limit or has a lower expense ratio. For a detailed description of the Boards’ reasons for proposing the Reorganizations, see “Additional Information about the Reorganizations — Board Considerations” below.

A comparison of the investment objectives, policies, strategies and principal risks of each Acquired Portfolio and its corresponding Acquiring Portfolio is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below. The Portfolios have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in the “Additional Information about the Portfolios” section below. Each Portfolio offers its shares to Separate Accounts and certain other eligible investors. Shares of each Portfolio are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of a Reorganization.

Subject to shareholder approval, the Reorganizations are expected to be effective at the close of business on May 19, 2017, or on a later date each Trust decides upon (the “Closing Date”). As a result of each Reorganization, each shareholder that owns shares of an Acquired Portfolio would become an owner of shares of the corresponding Acquiring Portfolio. Each such shareholder would hold, immediately after the Closing Date, Class IB, Class K, or Class B shares of the applicable Acquiring Portfolio having an aggregate value equal to the aggregate value of the Class IB, Class K, or Class B shares of the Acquired Portfolio that were held by the shareholder as of the Closing Date. Shareholders of Acquired Portfolios that are series of VIP Trust (that is, shareholders of Alternative 100 Moderate Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, and Real Assets Portfolio) will receive Class IB shares of the corresponding Acquiring Portfolio in exchange for their Class B shares. Similarly, each Contractholder whose Contract values are invested in shares of an Acquired Portfolio would become an indirect owner of shares of the corresponding Acquiring Portfolio. Each such Contractholder would indirectly hold, immediately after the Closing Date, Class IB, Class K, or Class B shares of the applicable Acquiring Portfolio having an aggregate value equal to the aggregate value of the Class IB, Class K, or Class B shares of the Acquired Portfolio that were indirectly held by the Contractholder as of the Closing Date. The Reorganizations of the Alt 50 Portfolio and Alt 75 Portfolio into the All Asset Growth-Alt 20 Portfolio, the Income Strategies Portfolio and Interest Rate Strategies Portfolio into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, the International Moderate Portfolio into the CharterSM Moderate Portfolio, and the Real Assets Portfolio into the EQ/PIMCO Global Real Return Portfolio, will not qualify, for federal income tax purposes, as tax-free reorganizations, and each such Reorganization will be treated as a taxable transaction. The Reorganizations of the Alt 25 Portfolio and the Alternative 100 Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio and the Reorganization of the Pac Global Portfolio into the AXA/Horizon Small Cap Value Portfolio each is intended to qualify for federal income tax purposes as a tax-free reorganization.

Please see “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations” below for further information.

The Board of each respective Trust has unanimously approved the Reorganization Plan with respect to each Acquired Portfolio and each Acquiring Portfolio, respectively. Accordingly, the Board of each respective Trust is submitting each Reorganization Plan for approval by each Acquired Portfolio’s shareholders. In considering whether to approve the Proposals, you should review the discussion of the Proposals set forth below. In addition, you should review the information in this Combined Proxy Statement/Prospectus that relates to each Proposal and Reorganization Plan generally. The Board of each Trust recommends that you vote “FOR” the relevant Proposal(s) to approve the Plan(s) of Reorganization.

PROPOSAL 1: TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE ALT 25 PORTFOLIO, ALT 50 PORTFOLIO, AND ALT 75 PORTFOLIO, EACH A SERIES OF EQ TRUST, AND THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE ALTERNATIVE 100 MODERATE PORTFOLIO, A SERIES OF VIP TRUST, EACH INTO THE ALL ASSET GROWTH-ALT 20 PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 1 requests your approval of each Reorganization Plan pursuant to which the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Alternative 100 Moderate Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio. The shareholders of each Acquired Portfolio will vote separately on its Reorganization. The consummation of any one Reorganization described in this Proposal is not contingent on the consummation of any other Reorganization.

Proposal 1.A.: This Proposal 1.A. requests your approval of the Reorganization Plan pursuant to which the Alt 25 Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio. In considering whether you should approve the Proposal, you should note that:

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The Alt 25 Portfolio and the All Asset Growth-Alt 20 Portfolio have similar investment objectives. The Alt 25 Portfolio seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation; while the All Asset Growth-Alt 20 Portfolio seeks long-term capital appreciation and current income. Below is a summary comparison of the two Portfolios. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

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The Portfolios have similar investment policies. Each Portfolio invests in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”) and provides diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”). Each Portfolio invests according to an “asset allocation target,” which is established by the Manager and represents an approximate percentage of the Portfolio’s assets that are invested in each asset class. Each Portfolio’s alternative investments may include convertible securities, investments in certain industries or sectors (e.g., infrastructure), Underlying ETFs that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the AXA Real Estate Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. The Portfolios’ asset allocation targets differ, as described immediately below.

•

The Alt 25 Portfolio’s current asset allocation target is to invest approximately 65% of its assets in equity investments, 10% of its assets in fixed income investments, and 25% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

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The All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

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In addition to the asset allocation targets discussed above, the Manager also has established target investment percentages for each “asset category” in which each Portfolio invests. Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, Real Estate Investment Trusts (“REITs”), investment grade bonds and high yield bonds (also known as “junk bonds”)). The Portfolios have different current target investment percentages. Below is a chart that compares the Portfolios’ current target investment percentages.

Asset Class	Alt 25 Portfolio	All Asset Growth- Alt 20 Portfolio
Range of Equity	65%	55%
Large Cap Equity Securities	25%	20%
Micro/Small/Mid Cap Equity Securities	20%	15%
Foreign/Emerging Markets Securities	20%	20%
Range of Alternative Investments	25%	20%
REITS	5%	5%
Other Alternatives	20%	15%
Range of Fixed Income	10%	25%
Investment Grade Bonds	9%	23%
High Yield Bonds	1%	2%

•

Each Portfolio’s principal risks are the same and include affiliated portfolio risk, alternative investment risk, commodity price volatility risk, convertible securities risk, credit risk, energy sector risk, equity risk, foreign securities risk, currency risk, depositary receipts risk, emerging markets risk, infrastructure sector risk, interest rate risk, investment grade securities risk, large-cap company risk, mid-cap, small-cap and micro-cap company risk, natural resources sector risk, non-investment grade securities risk, real estate investing risk, risks related to investments in Underlying Portfolios and Underlying ETFs, securities lending risk, and special situations risk. To the extent the All Asset Growth-Alt 20 Portfolio generally will invest a greater percentage of its assets in fixed income investments and a lesser percentage of its assets in equity investments and in non-traditional (alternative) investments than the Alt 25 Portfolio, its risk profile will differ from that of the Alt 25 Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

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FMG LLC serves as the investment manager and administrator for each Portfolio, and it is anticipated that FMG LLC will continue to manage and administer the All Asset Growth-Alt 20 Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Manager” below.

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The Alt 25 Portfolio and the All Asset Growth-Alt 20 Portfolio had net assets of approximately $32.4 million and $277.6 million, respectively, as of January 31, 2017. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $310.0 million. In addition, as discussed in connection with Proposal 1.B., 1.C., and 1.D., it is also proposed that the Alt 50 Portfolio, Alt 75 Portfolio, and Alternative 100 Moderate Portfolio be reorganized into the All Asset Growth-Alt 20 Portfolio. These Portfolios’ approximate net assets as of January 31, 2017 were as follows:

Acquired Portfolios	Net Assets
Alt 50 Portfolio	$2.9 million
Alt 75 Portfolio	$3.1 million
Alternative 100 Moderate Portfolio	$8.3 million

•

Thus, if the Reorganizations of the Alt 25 Portfolio and each of the Portfolios as provided in Proposal 1.B., 1.C., and 1.D. had been in effect on that date, the combined Portfolio would have had net assets of approximately $324.3 million.

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The shareholders of the Alt 25 Portfolio will receive shares of the All Asset Growth-Alt 20 Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

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It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares and Class K shares, for the fiscal year following the Reorganization, will be 1.33% and 1.08%, respectively, which are lower than those of the Alt 25 Portfolio Class IB and Class K shares for the fiscal year ended December 31, 2016, which were 1.42% and 1.17%, respectively. This assumes that only the Reorganization of the Alt 25 Portfolio into the All Asset Growth-Alt 20 Portfolio is consummated. If all four of the proposed Reorganizations into the All Asset Growth-Alt 20 Portfolio are consummated then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB and Class K shares for the fiscal year following the Reorganization will be 1.32% and 1.07%, respectively. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	The Portfolios are subject to the same management fee schedule. The management fee for each Portfolio is equal to an annual rate of 0.10% of its average daily net assets.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio also pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the other portfolios of VIP Trust (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

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Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alt 25 Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Alt 25 Portfolio.

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Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the All Asset Growth-Alt 20 Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class IB shares and 1.10% for Class K shares of the All Asset Growth-Alt 20 Portfolio.

•	The Class IB shares of the All Asset Growth-Alt 20 Portfolio and Alt 25 Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•

The Class IB shares and Class K shares of All Asset Growth-Alt 20 Portfolio underperformed compared to the Class IB shares and Class K shares of the Alt 25 Portfolio for the one-year period ended December 31, 2016 and for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the All Asset Growth-Alt 20 Portfolio. It is not expected that the All Asset Growth-Alt 20 Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Alt 25 Portfolio. FMG LLC has reviewed the Alt 25 Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the All Asset Growth-Alt 20 Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Alt 25 Portfolio could be transferred to and held by the All Asset Growth-Alt 20 Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the Alt 25 Portfolio involved therein that are not compatible with the All Asset Growth-Alt 20 Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with All Asset Growth-Alt 20 Portfolio’s investment objective and policies. The portion of the Alt 25 Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the All Asset Growth-Alt 20 Portfolio’s portfolio composition and investment objective and policies. The need for the Alt 25 Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is estimated that the Alt 25 Portfolio will not sell any of its holdings in connection with its Reorganization, and therefore no portfolio transaction costs are expected to be incurred. This estimate is subject to change depending on the factors outlined above. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

•

FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Alt 25 Portfolio’s expense limitation set forth in its expense limitation agreement. The Reorganization expenses for the Alt 25 Portfolio, which are estimated to be $33,333, exceed the expense limit and will be paid by FMG LLC.

Proposal 1.B.: This Proposal 1.B. requests your approval of the Reorganization Plan pursuant to which the Alt 50 Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio. In considering whether you should approve the Proposal, you should note that:

•

The Alt 50 Portfolio and the All Asset Growth-Alt 20 Portfolio have similar investment objectives. The Alt 50 Portfolio seeks long-term capital appreciation. The All Asset Growth-Alt 20 Portfolio also seeks long-term capital appreciation, but seeks current income as well. Below is a summary comparison of the two Portfolios. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Portfolios have similar investment policies. Each Portfolio invests in Underlying Portfolios and Underlying ETFs and provides diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”). Each Portfolio invests according to an “asset allocation target,” which is established by the Manager and represents an approximate percentage of the Portfolio’s assets that are invested in each asset class. Each Portfolio may invest in alternative investments, which include convertible securities, investments in certain industries or sectors (e.g., infrastructure), Underlying ETFs that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the AXA Real Estate Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. The Portfolios’ asset allocation targets differ, as described below.

•

The Alt 50 Portfolio’s current asset allocation target is to invest approximately 45% of its assets in equity investments, 5% of its assets in fixed income investments, and 50% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

•

The All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

•

In addition to the asset allocation targets discussed above, the Manager also has established target investment percentages for each “asset category” in which each Portfolio invests. Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)). The Portfolios have different current target investment percentages. Below is a chart that compares the Portfolios’ current target investment percentages.

Asset Class	Alt 50 Portfolio	All Asset Growth- Alt 20 Portfolio
Range of Equity	45%	55%
Large Cap Equity Securities	20%	20%
Micro/Small/Mid Cap Equity Securities	10%	15%
Foreign/Emerging Markets Securities	15%	20%
Range of Alternative Investments	50%	20%
REITS	15%	5%
Other Alternatives	35%	15%
Range of Fixed Income	5%	25%
Investment Grade Bonds	4%	23%
High Yield Bonds	1%	2%

•

Each Portfolio’s principal risks are the same and include affiliated portfolio risk, alternative investment risk, commodity price volatility risk, convertible securities risk, credit risk, energy sector risk, equity risk, foreign securities risk, currency risk, depositary receipts risk, emerging markets risk, infrastructure sector risk, interest rate risk, investment grade securities risk, large-cap company risk, mid-cap, small-cap and micro-cap company risk, natural resources sector risk, non-investment grade securities risk, real estate investing risk, risks related to investments in Underlying Portfolios and Underlying ETFs, securities lending risk, and special situations risk. To the extent the All Asset Growth-Alt 20 Portfolio generally will invest a greater percentage of its assets in fixed income investments and equity securities and a lesser percentage of its assets in non-traditional (alternative) investments than the Alt 50 Portfolio, its risk profile will differ from that of the Alt 50 Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

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FMG LLC serves as the investment manager and administrator for each Portfolio and it is anticipated that FMG LLC will continue to manage and administer the All Asset Growth-Alt 20 Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Manager” below.

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The Alt 50 Portfolio and the All Asset Growth-Alt 20 Portfolio had net assets of approximately $2.9 million and $277.6 million, respectively, as of January 31, 2017. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $280.5 million. In addition, as discussed in connection with Proposal 1.A., 1.C., and 1.D., it is also proposed that the Alt 25 Portfolio, Alt 75 Portfolio, and Alternative 100 Moderate Portfolio be reorganized into the All Asset Growth-Alt 20 Portfolio. These Portfolios’ approximate net assets as of January 31, 2017 were as follows:

Acquired Portfolios	Net Assets
Alt 25 Portfolio	$32.4 million
Alt 75 Portfolio	$3.1 million
Alternative 100 Moderate Portfolio	$8.3 million

Thus, if the Reorganizations of the Alt 50 Portfolio and each of the Portfolios as provided in Proposal 1.A., 1.C., and 1.D. had been in effect on that date, the combined Portfolio would have had net assets of approximately $324.3 million.

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The shareholders of the Alt 50 Portfolio will receive shares of the All Asset Growth-Alt 20 Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

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It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.33%, which is lower than that of the Alt 50 Portfolio Class IB shares for the fiscal year ended December 31, 2016, which was 1.42%. This assumes that only the Reorganization of the Alt 50 Portfolio into the All Asset Growth-Alt 20 Portfolio is consummated. If all four of the proposed Reorganizations into the All Asset Growth-Alt 20 Portfolio are consummated then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB and Class K shares for the fiscal year following the Reorganization will be 1.32% and 1.07%, respectively. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	The Portfolios are subject to the same management fee schedule. The management fee for each Portfolio is equal to an annual rate of 0.10% of its average daily net assets.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio also pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the other portfolios of VIP Trust (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alt 50 Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Alt 50 Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the All Asset Growth-Alt 20 Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class IB shares and 1.10% for Class K shares of the All Asset Growth-Alt 20 Portfolio.

•	The Class IB shares of the All Asset Growth-Alt 20 Portfolio and Alt 50 Portfolio are each subject to a 0.25% Rule 12b-1 fee.

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The Class IB shares of All Asset Growth-Alt 20 Portfolio underperformed compared to the Class IB shares of the Alt 50 Portfolio for the one-year period ended December 31, 2016 and outperformed the Alt 50 Portfolio for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the All Asset Growth-Alt 20 Portfolio. It is not expected that the All Asset Growth-Alt 20 Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Alt 50 Portfolio. FMG LLC has reviewed the Alt 50 Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the All Asset Growth-Alt 20 Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Alt 50 Portfolio could be transferred to and held by the All Asset Growth-Alt 20 Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the Alt 50 Portfolio involved therein that are not compatible with the All Asset Growth-Alt 20 Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with All Asset Growth-Alt 20 Portfolio’s investment objective and policies. The portion of the Alt 50 Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the All Asset Growth-Alt 20 Portfolio’s portfolio composition and investment objective and policies. The need for the Alt 50 Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is estimated that the Alt 50 Portfolio will not sell any of its holdings in connection with its Reorganization, and therefore no portfolio transaction costs are expected to be incurred. This estimate is subject to change depending on the factors outlined above. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

•

FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Alt 50 Portfolio’s expense limitation set forth in its expense limitation agreement. The Reorganization expenses for the Alt 50 Portfolio, which are estimated to be $33,333, exceed the expense limit and will be paid by FMG LLC.

Proposal 1.C.: This Proposal 1.C. requests your approval of the Reorganization Plan pursuant to which the Alt 75 Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio. In considering whether you should approve the Proposal, you should note that:

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The Alt 75 Portfolio and the All Asset Growth-Alt 20 Portfolio have similar investment objectives. The Alt 75 Portfolio seeks long-term capital appreciation. The All Asset Growth-Alt 20 Portfolio also seeks long-term capital appreciation, but seeks current income as well. Below is a summary comparison of the two Portfolios. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

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The Portfolios have similar investment policies. Each Portfolio invests in Underlying Portfolios and Underlying ETFs and provides diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”). Each Portfolio invests according to an “asset allocation target,” which is established by the Manager and represents an approximate percentage of the Portfolio’s assets that are invested in each asset class. Each Portfolio may invest in alternative investments, which include convertible securities, investments in certain industries or sectors (e.g., infrastructure), Underlying ETFs that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the AXA Real Estate Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio.

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There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. The Portfolios’ asset allocation targets differ, as described below:

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The Alt 75 Portfolio’s current asset allocation target is to invest approximately 20% of its assets in equity investments, 5% of its assets in fixed income investments, and 75% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

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The All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

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In addition to the asset allocation targets discussed above, the Manager also has established target investment percentages for each “asset category” in which each Portfolio invests. Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)). The Portfolios have different current target investment percentages. Below is a chart that compares the Portfolios’ current target investment percentages.

Asset Class	Alt 75 Portfolio	All Asset Growth- Alt 20 Portfolio
Range of Equity	20%	55%
Large Cap Equity Securities	10%	20%
Micro/Small/Mid Cap Equity Securities	5%	15%
Foreign/Emerging Markets Securities	5%	20%
Range of Alternative Investments	75%	20%
REITS	20%	5%
Other Alternatives	55%	15%
Range of Fixed Income	5%	25%
Investment Grade Bonds	4%	23%
High Yield Bonds	1%	2%

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Each Portfolio’s principal risks are the same and include affiliated portfolio risk, alternative investment risk, commodity price volatility risk, convertible securities risk, credit risk, energy sector risk, equity risk, foreign securities risk, currency risk, depositary receipts risk, emerging markets risk, infrastructure sector risk, interest rate risk, investment grade securities risk, large-cap company risk, mid-cap, small-cap and micro-cap company risk, natural resources sector risk, non-investment grade securities risk, real estate investing risk, risks related to investments in Underlying Portfolios and Underlying ETFs, securities lending risk, and special situations risk. To the extent the All Asset Growth-Alt 20 Portfolio generally will invest a greater percentage of its assets in fixed income investments and equity securities and a lesser percentage of its assets in non-traditional (alternative) investments than the Alt 75 Portfolio, its risk profile will differ from that of the Alt 75 Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

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FMG LLC serves as the investment manager and administrator for each Portfolio and it is anticipated that FMG LLC will continue to manage and administer the All Asset Growth-Alt 20 Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Manager” below.

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The Alt 75 Portfolio and the All Asset Growth-Alt 20 Portfolio had net assets of approximately $3.1 million and $277.6 million, respectively, as of January 31, 2017. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $280.7 million. In addition, as discussed in connection with Proposal 1.A., 1.B., and 1.D., it is also proposed that the Alt 25

Portfolio, Alt 50 Portfolio, and Alternative 100 Moderate Portfolio be reorganized into the All Asset Growth-Alt 20 Portfolio. These Portfolios’ approximate net assets as of January 31, 2017 were as follows:

Acquired Portfolios	Net Assets
Alt 25 Portfolio	$32.4 million
Alt 50 Portfolio	$2.9 million
Alternative 100 Moderate Portfolio	$8.3 million

Thus, if the Reorganizations of the Alt 75 Portfolio and each of the Portfolios as provided in Proposal 1.A., 1.B., and 1.D. had been in effect on that date, the combined Portfolio would have had net assets of approximately $324.3 million.

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The shareholders of the Alt 75 Portfolio will receive shares of the All Asset Growth-Alt 20 Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

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It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.33%, which is lower than that of the Alt 75 Portfolio Class IB shares for the fiscal year ended December 31, 2016, which was 1.43%. This assumes that only the Reorganization of the Alt 75 Portfolio into the All Asset Growth-Alt 20 Portfolio is consummated. If all four of the proposed Reorganizations into the All Asset Growth-Alt 20 Portfolio are consummated then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB and Class K shares for the fiscal year following the Reorganization will be 1.32% and 1.07%, respectively. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	The Portfolios are subject to the same management fee schedule. The management fee for each Portfolio is equal to an annual rate of 0.10% of its average daily net assets.

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The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio also pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the other portfolios of VIP Trust (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

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Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alt 75 Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Alt 75 Portfolio.

•	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through

April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the All Asset Growth-Alt 20 Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class IB shares and 1.10% for Class K shares of the of the All Asset Growth-Alt 20 Portfolio.

•	The Class IB shares of the All Asset Growth-Alt 20 Portfolio and Alt 75 Portfolio are each subject to a 0.25% Rule 12b-1 fee.

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The Class IB shares of All Asset Growth-Alt 20 Portfolio underperformed compared to the Class IB shares of the Alt 75 Portfolio for the one-year period ended December 31, 2016 and outperformed the Alt 75 Portfolio for the period since inception. Please see “Comparative Performance Information” below.

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Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

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Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the All Asset Growth-Alt 20 Portfolio. It is not expected that the All Asset Growth-Alt 20 Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Alt 75 Portfolio. FMG LLC has reviewed the Alt 75 Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the All Asset Growth-Alt 20 Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Alt 75 Portfolio could be transferred to and held by the All Asset Growth-Alt 20 Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the Alt 75 Portfolio involved therein that are not compatible with the All Asset Growth-Alt 20 Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with All Asset Growth-Alt 20 Portfolio investment objective and policies. The portion of the Alt 75 Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the All Asset Growth-Alt 20 Portfolio’s portfolio composition and investment objective and policies. The need for the Alt 75 Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is estimated that the Alt 75 Portfolio will not sell any of its holdings in connection with its Reorganization, and therefore no portfolio transaction costs are expected to be incurred. This estimate is subject to change depending on the factors outlined above. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

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FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Alt 75 Portfolio’s expense limitation set forth in its expense limitation agreement. The Reorganization expenses for the Alt 75 Portfolio, which are estimated to be $33,333, exceed the expense limit and will be paid by FMG LLC.

Proposal 1.D.: This Proposal 1.D. requests your approval of the Reorganization Plan pursuant to which the Alternative 100 Moderate Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Alternative 100 Moderate Portfolio is a series of VIP Trust and the All Asset Growth-Alt 20 Portfolio is a series of EQ Trust.

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The Alternative 100 Moderate Portfolio and the All Asset Growth-Alt 20 Portfolio have similar investment objectives. The Alternative 100 Moderate Portfolio seeks long-term capital appreciation. The All Asset Growth-Alt 20 Portfolio also seeks long-term capital appreciation, but seeks current income as well. Below is a summary comparison of the two Portfolios. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

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The Portfolios have similar investment policies. Each Portfolio invests in Underlying Portfolios and Underlying ETFs. There are, however, differences between the Portfolios’ principal investment policies and strategies of which you should be aware. One primary difference between the Portfolios is their asset allocation targets. The Alternative 100 Moderate Portfolio invests substantially all of its assets in nontraditional (alternative) asset categories and strategies, while the All Asset Growth-Alt 20 Portfolio provides diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”). In particular, the All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

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The Alternative 100 Moderate Portfolio invests substantially all of its assets in Underlying Portfolios and Underlying ETFs that invest primarily in nontraditional (alternative) asset categories and strategies. The non-traditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests include absolute return/multi strategies, commodities, convertible securities, currency, global infrastructure, global real estate, listed private equity, long/short credit, managed futures, merger arbitrage, natural resources, and precious and base metals. In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes. In selecting Underlying Portfolios and Underlying ETFs, the Manager utilizes a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Manager may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.

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The All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. The All Asset Growth-Alt 20 Portfolio also invests according to target investment percentages for each “asset category.” Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)).

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Each Portfolio is subject to affiliated portfolio risk, convertible securities risk, credit risk, equity risk, foreign securities risk, currency risk, emerging markets risk, infrastructure sector risk, interest rate risk, investment grade securities risk, large-cap company risk, mid-cap, small-cap and micro-cap company risk, natural resources sector risk, non-investment grade securities risk, real estate investing risk, risks related to investments in Underlying Portfolios and Underlying ETFs, and special situations risk. The Alternative 100 Moderate Portfolio also is subject to non-traditional (alternative) investment risk, commodity risk, derivatives risk, futures contract risk, leveraging risk, listed private equity company risk, market risk, and portfolio management, while the All Asset Growth-Alt 20 Portfolio generally is not. In addition, the principal risks of investing in the All Asset Growth-Alt 20 Portfolio also include alternative investment risk, commodity price volatility risk, depositary receipts risk, energy sector risk, and securities lending risk. To the extent the All Asset Growth-Alt 20 Portfolio generally will invest a greater percentage of its assets in fixed income investments and equity securities and a lesser percentage of its assets in non-traditional (alternative) investments than the Alternative 100 Moderate Portfolio, its risk profile will differ from that of the Alternative 100 Moderate Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparisons of Principal Risk Factors” below.

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FMG LLC serves as the investment manager and administrator for each Portfolio and it is anticipated that FMG LLC will continue to manage and administer the All Asset Growth-Alt 20 Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Manager” below.

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The Alternative 100 Moderate Portfolio and the All Asset Growth-Alt 20 Portfolio had net assets of approximately $8.3 million and $277.6 million, respectively, as of January 31, 2017. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $285.9 million. In addition, as discussed in connection with Proposal 1.A., 1.B., and 1.C., it is also proposed that the Alt 25 Portfolio, Alt 50 Portfolio, and Alt 75 Portfolio be reorganized into the All Asset Growth-Alt 20 Portfolio. These Portfolios’ approximate net assets as of January 31, 2017 were as follows:

Acquired Portfolios	Net Assets
Alt 25 Portfolio	$32.4 million
Alt 50 Portfolio	$2.9 million
Alt 75 Portfolio	$3.1 million

Thus, if the Reorganizations of the Alternative 100 Moderate Portfolio and each of the Portfolios as provided in Proposal 1.A., 1.B., and 1.C. had been in effect on that date, the combined Portfolio would have had net assets of approximately $324.3 million.

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The shareholders of the Alternative 100 Moderate Portfolio will receive shares of the All Asset Growth-Alt 20 Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

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It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares, for the fiscal year following the Reorganization, will be 1.33%, which is lower than that of the Alternative 100 Moderate Portfolio Class B shares for the fiscal year ended December 31, 2016, which was 1.55%. This assumes that only the Reorganization of the Alternative 100 Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio is consummated. If all four of the proposed Reorganizations into the All Asset Growth-Alt 20 Portfolio are consummated then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares, for the fiscal year following the Reorganization will be 1.32%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

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The All Asset Growth-Alt 20 Portfolio has a lower management fee than the Alternative 100 Moderate Portfolio. The management fee for the Alternative 100 Moderate Portfolio is equal to an annual rate of 0.15% of its average daily net assets; while the maximum management fee for the All Asset Growth-Alt 20 Portfolio is equal to an annual rate of 0.10% of its average daily net assets.

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The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio also pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the other portfolios of VIP Trust (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

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Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alternative 100 Moderate Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Alternative 100 Moderate Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.55% for Class B shares of the Alternative 100 Moderate Portfolio.

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Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the All Asset Growth-Alt 20 Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class IB shares of the All Asset Growth-Alt 20 Portfolio.

•	The Class IB shares of the All Asset Growth-Alt 20 Portfolio and the Class B shares of the Alternative 100 Moderate Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•

The Class IB shares of the All Asset Growth-Alt 20 Portfolio underperformed compared to the Class B shares of the Alternative 100 Moderate Portfolio for the one-year period ended December 31, 2016 and outperformed the Alternative 100 Moderate Portfolio for the period since inception. Please see “Comparative Performance Information” below.

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Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

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Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the All Asset Growth-Alt 20 Portfolio. If the Reorganization is approved, all of the Alternative 100 Moderate Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the All Asset Growth-Alt 20 Portfolio. It is anticipated that immediately prior to the Closing Date, the Alternative 100 Moderate Portfolio will liquidate substantially all of its securities holdings and hold cash. Therefore, it is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Alternative 100 Moderate Portfolio in connection with the Reorganization may result in the Alternative 100 Moderate Portfolio selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is also expected that, over time, the All Asset Growth-Alt 20 Portfolio will use the Transferred Assets to invest in Underlying

Portfolios and Underlying ETFs, as well as other investments, consistent with its principal investment strategy. The estimated portfolio transaction costs of the Reorganization of the Alternative 100 Moderate Portfolio are $1,200. This amount is an estimate and is subject to change. The actual amount could be higher or lower depending on the factors outlined above. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

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FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Alternative 100 Moderate Portfolio’s expense limitation set forth in its expense limitation agreement. The Reorganization expenses for the Alternative 100 Moderate Portfolio, which are estimated to be $33,333, exceed the expense limit and will be paid by FMG LLC.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class IB Shares and Class K Shares of the Alt 25 Portfolio, Alt 50 Portfolio, and Alt 75 Portfolio, Class B Shares of the Alternative 100 Moderate Portfolio, and the Class IB Shares and Class K Shares of the All Asset Growth-Alt 20 Portfolio and the estimated pro forma fees and expenses of the Class IB Shares and Class K Shares of the All Asset Growth-Alt 20 Portfolio after giving effect to the proposed Reorganizations. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2016. The pro forma fees and expenses of the All Asset Growth-Alt 20 Portfolio shares assume that each Reorganization was in effect for the year ended December 31, 2016. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio	Pro Forma All Asset Growth-Alt 20 Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Alt 25 Portfolio		All Asset Growth-Alt 20 Portfolio		Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alt 25 Portfolio is approved)
	Class IB	Class K	Class IB	Class K	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.25%	0.00%	0.25%	0.00%
Other Expenses	0.75%	0.75%	0.24%	0.24%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.77%	0.77%	0.75%	0.75%	0.75%	0.75%
Total Annual Portfolio Operating Expenses	1.87%	1.62%	1.34%	1.09%	1.33%	1.08%
Fee Waiver and/or Expense Reimbursement†	(0.45)%	(0.45)%	N/A	N/A	N/A	N/A
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%	1.17%	1.34%	1.09%	1.33%	1.08%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alt 25 Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Alt 25 Portfolio.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Alt 50 Portfolio	All Asset Growth-Alt 20 Portfolio		Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alt 50 Portfolio is approved)
	Class IB	Class IB	Class K	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.25%	0.00%
Other Expenses	5.04%	0.24%	0.24%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.77%	0.75%	0.75%	0.75%	0.75%
Total Annual Portfolio Operating Expenses	6.16%	1.34%	1.09%	1.33%	1.08%
Fee Waiver and/or Expense Reimbursement†	(4.74)%	N/A	N/A	N/A	N/A
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%	1.34%	1.09%	1.33%	1.08%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alt 50 Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares of the Alt 50 Portfolio.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Alt 75 Portfolio	All Asset Growth-Alt 20 Portfolio		Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alt 75 Portfolio is approved)
	Class IB	Class IB	Class K	Class IB	Class K
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.25%	0.00%
Other Expenses	4.81%	0.24%	0.24%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.78%	0.75%	0.75%	0.75%	0.75%
Total Annual Portfolio Operating Expenses	5.94%	1.34%	1.09%	1.33%	1.08%
Fee Waiver and/or Expense Reimbursement†	(4.51)%	N/A	N/A	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.43%	1.34%	1.09%	1.33%	1.08%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alt 75 Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares of the Alt 75 Portfolio.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Alternative 100 Moderate Portfolio		All Asset Growth-Alt 20 Portfolio	Pro Forma All Asset Growth- Alt 20 Portfolio (assuming only the Reorganization with the Alternative 100 Moderate Portfolio is approved)
	Class B		Class IB	Class IB
Management Fee	0.15%		0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.25%
Other Expenses	1.08%		0.24%	0.23%
Acquired Fund Fees and Expenses	0.90%		0.75%	0.75%
Total Annual Portfolio Operating Expenses	2.38%		1.34%	1.33%
Fee Waiver and/or Expense Reimbursement	(0.83	)%†*	N/A	N/A
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%		1.34%	1.33%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Alternative 100 Moderate Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Alternative 100 Moderate Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.55% for Class B shares of the Alternative 100 Moderate Portfolio.
*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current expense limitation arrangement noted above.

Pro Forma Annual Operating Expenses

(assuming all Reorganizations are approved)

(expenses that you may pay each year as a percentage of the value of your investment)

	Pro Forma All Asset Growth-Alt 20 Portfolio (assuming all Reorganizations are approved)*	Pro Forma All Asset Growth-Alt 20 Portfolio (assuming all Reorganizations are approved)*
	Class IB	Class K
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses	0.75%	0.75%
Total Annual Portfolio Operating Expenses	1.32%	1.07%

*	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization. The total operating expenses for the combined Portfolio on a pro forma basis, assuming all the Reorganizations are approved, represents the lowest total operating expenses resulting from each possible combination of the proposed Reorganizations. The highest total operating expenses on a pro forma basis would result if less than all the Acquired Portfolios approved the Reorganizations.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement with respect to the Portfolios is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Alt 25 Portfolio
Class IB	$145	$544	$969	$2,154
Class K	$119	$467	$839	$1,884
All Asset Growth-Alt 20 Portfolio
Class IB	$136	$425	$734	$1,613
Class K	$111	$347	$601	$1,329
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alt 20 Portfolio is approved)
Class IB	$135	$421	$729	$1,601
Class K	$110	$343	$595	$1,317

	1 Year	3 Years	5 Years	10 Years
Alt 50 Portfolio
Class IB	$145	$1,406	$2,638	$5,596
All Asset Growth-Alt 20 Portfolio
Class IB	$136	$425	$734	$1,613
Class K	$111	$347	$601	$1,329
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alt 50 Portfolio is approved)
Class IB	$135	$421	$729	$1,601
Class K	$110	$343	$595	$1,317

	1 Year	3 Years	5 Years	10 Years
Alt 75 Portfolio
Class IB	$146	$1,364	$2,560	$5,454
All Asset Growth-Alt 20 Portfolio
Class IB	$136	$425	$734	$1,613
Class K	$111	$347	$601	$1,329
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alt 75 Portfolio is approved)
Class IB	$135	$421	$729	$1,601
Class K	$110	$343	$595	$1,317

	1 Year	3 Years	5 Years	10 Years
Alternative 100 Moderate Portfolio
Class B	$158	$663	$1,195	$2,653
All Asset Growth-Alt 20 Portfolio
Class IB	$136	$425	$734	$1,613
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Alternative 100 Moderate Portfolio is approved)
Class IB	$135	$421	$729	$1,601

	1 Year	3 Years	5 Years	10 Years
Pro Forma All Asset Growth-Alt 20 Portfolio
(assuming all Reorganizations are approved) Class IB	$134	$418	$723	$1,590
(assuming all Reorganizations are approved) Class K	$109	$340	$590	$1,306

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2016, the portfolio turnover rates for each of the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, and Alternative 100 Moderate Portfolio were 18%, 17%, 30% and 16%, respectively, of the average value of the Portfolio; while the portfolio turnover rate for the All Asset Growth-Alt 20 Portfolio was 11% of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Acquired Portfolio with those of the Acquiring Portfolio. The Board of each Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio
Investment Objective	Investment Objective	Investment Objective	Investment Objective	Investment Objective

Seeks long-term capital appreciation and current income.	Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	Seeks long-term capital appreciation.	Seeks long-term capital appreciation.	Seeks long-term capital appreciation.

Principal Investment Strategies	Principal Investment Strategies	Principal Investment Strategies	Principal Investment Strategies	Principal Investment Strategies

The Portfolio pursues its investment objective by investing in Underlying Portfolios managed by the Manager and Underlying ETFs.	Same.	Same.	Same.	Same. The Portfolio may also invest in investment companies managed by investment managers other than the Manager (affiliated and unaffiliated Underlying Portfolios) that comprise various asset categories and strategies. In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives.

The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.	Same	Same	Same	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio
The Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.	The Portfolio’s current asset allocation target is to invest approximately 65% of its assets in equity investments, 10% of its assets in fixed income investments and 25% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.	The Portfolio’s current asset allocation target is to invest approximately 45% of its assets in equity investments, 5% of its assets in fixed income investments and 50% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.	The Portfolio’s current asset allocation target is to invest approximately 20% of its assets in equity investments, 5% of its assets in fixed income investments and 75% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.	Under normal market conditions, the Portfolio allocates substantially all of its assets to Underlying Portfolios and Underlying ETFs that invest primarily in nontraditional (alternative) asset categories and strategies.

Alternative investments are different than traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments may include, for example, convertible securities, investments in certain industries or sectors (e.g., infrastructure), exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the AXA Real Estate Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio.	Same.	Same.	Same.	No corresponding strategy.

This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.	Same.	Same.	Same.	No corresponding strategy.

The non-traditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows: absolute return/multi strategies, commodities, convertible securities, currency, global infrastructure, global real estate, listed private equity, long/short credit, managed futures, merger arbitrage, natural resources, and precious and base metals.	Same.	Same.	Same.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio
Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many nontraditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.	Same.	Same.	Same.	No corresponding strategy.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, Real Estate Investment Trusts (“REITs”), investment grade bonds and high yield bonds (also known as “junk bonds”)).	Same.	Same.	Same.	For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Manager may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.

Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category.	Same.	Same.	Same.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio
Under the Portfolio’s current target investment percentages, it generally invests its assets in a combination of Underlying Portfolios or Underlying ETFs that results in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below.	Same.	Same.	Same.	In selecting Underlying Portfolios and Underlying ETFs, the Manager will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover.

The Manager may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category.	Same.	Same.	Same.	No corresponding strategy.

The REITs, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers.	Same.	Same.	Same.	No corresponding strategy.

Asset Class

Equity: 55%

Large Cap Equity

Securities: 20%

Micro/Small/Mid Cap

Equity Securities: 15%

Foreign/Emerging Markets

Securities: 20%

Alternatives: 20%

REITs: 5%

Other Alternatives: 15%

Fixed Income: 25%

Investment Grade: 23%

High Yield: 2%

Asset Class

Equity: 65%

Large Cap Equity

Securities: 25%

Micro/Small/Mid Cap

Equity Securities: 20%

Foreign/Emerging

Markets Securities: 20%

Alternatives: 25%

REITS: 5%

Other Alternatives: 20%

Fixed Income: 10%

Investment Grade: 9%

High Yield: 1%

Asset Class

Equity: 45%

Large Cap Equity

Securities: 20%

Micro/Small/Mid Cap

Equity Securities: 10%

Foreign/Emerging

Markets Securities: 15%

Alternatives: 50%

REITS: 15%

Other Alternatives: 35%

Fixed Income: 5%

Investment Grades: 4%

High Yields: 1%

Asset Class

Equity: 20%

Large Cap Equity

Securities: 10%

Micro/Small/Mid Cap

Equity Securities: 5%

Foreign/Emerging

Markets Securities: 5%

Alternatives: 75%

REITS: 20%

Other Alternatives: 55%

Fixed Income: 5%

Investment Grades: 4%

High Yield: 1%

No corresponding strategy.

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.	Same.	Same.	Same.	Same.

Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio
The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective.	Same.	Same.	Same.	No corresponding strategy.

The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.	Same.	Same.	Same.	Same.

The Portfolio also may lend its portfolio securities to earn additional income.	Same.	Same.	Same.	No corresponding strategy.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Risks	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio	All Asset Growth-Alt 20 Portfolio
Affiliated Portfolio Risk	X	X	X	X	X
Alternative Investment Risk	X	X	X		X
Commodity Risk				X
Commodity Price Volatility Risk	X	X	X		X
Convertible Securities Risk	X	X	X	X	X
Credit Risk	X	X	X	X	X
Derivatives Risk				X
Energy Sector Risk	X	X	X		X
Equity Risk	X	X	X	X	X
Foreign Securities Risk	X	X	X	X	X
Currency Risk	X	X	X	X	X
Depositary Receipts Risk	X	X	X		X
Emerging Markets Risk	X	X	X	X	X
Futures Contract Risk				X
Infrastructure Sector Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
Investment Grade Securities Risk	X	X	X	X	X
Large-Cap Company Risk	X	X	X	X	X
Leveraging Risk				X
Listed Private Equity Company Risk				X
Market Risk				X
Mid-Cap and Small-Cap Company Risk	X	X	X	X	X
Natural Resources Sector Risk	X	X	X	X	X
Non-Investment Grade Securities Risk	X	X	X	X	X
Non-Traditional (Alternative) Investment Risk				X
Portfolio Management Risk				X
Real Estate Investing Risk	X	X	X	X	X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	X	X	X	X
Securities Lending Risk	X	X	X		X
Special Situations Risk	X	X	X	X	X

In addition to the risks noted above, as noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in each Portfolio’s performance from year to year and by showing how each Acquired Portfolio’s average annual total returns for the past year and since inception, and the Acquiring Portfolio’s average annual total returns for the past one-, five- and ten-years, through December 31, 2016, compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how each Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Alt 25 Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 7.47% (2013 3rd Quarter)	Worst quarter (% and time period) -8.46% (2015 3rd Quarter)

Alt 50 Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 5.48% (2014 2nd Quarter)	Worst quarter (% and time period) -9.04% (2015 3rd Quarter)

Alt 75 Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 6.66% (2014 2nd Quarter)	Worst quarter (% and time period) -9.03% (2015 3rd Quarter)

Alternative 100 Moderate Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 5.03% (2014 2nd Quarter)	Worst quarter (% and time period) -7.85% (2015 3rd Quarter)

All Asset Growth-Alt 20 Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 15.31% (2009 2nd Quarter)	Worst quarter (% and time period) -16.47% (2008 4th Quarter)

Alt 25 Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
Alt 25 Portfolio — Class IB Shares (Inception Date: August 29, 2012)	10.34%	6.74%
Alt 25 Portfolio — Class K Shares (Inception Date: August 29, 2012)	10.53%	6.99%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	13.63%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	2.08%	1.45%
All Asset Aggressive-Alt 25 Index (reflects no deduction for fees, expenses, or taxes)	7.99%	8.09%

Alt 50 Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
Alt 50 Portfolio — Class IB Shares (Inception Date: October 28, 2013)	11.31%	1.52%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	10.15%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	2.08%	1.76%
All Asset Aggressive-Alt 50 Index (reflects no deduction for fees, expenses, or taxes)	6.26%	4.55%

Alt 75 Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
Alt 75 Portfolio — Class IB Shares (Inception Date: October 28, 2013)	12.18%	0.16%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	10.15%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	2.08%	1.76%
All Asset Aggressive-Alt 75 Index (reflects no deduction for fees, expenses, or taxes)	4.45%	3.67%

Alternative 100 Moderate Portfolio Average Annual Total Returns

(For the periods ended December 31, 2016)

	One Year	Since Inception
Alternative 100 Moderate Portfolio — Class B Shares (Inception Date: October 30, 2013)	10.58%	-0.35%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.33%	0.14%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	11.96%	10.14%
CharterSM Alternative 100 Moderate Composite Index* (reflects no deduction for fees, expenses, or taxes)	9.71%	-0.76%

*	The inception date for the Composite Index is October 31, 2013

All Asset Growth-Alt 20 Portfolio Average Annual Total Returns

(For the periods ended December 31, 2016)

	One Year	Five Years	Ten Years/ Since Inception
All Asset Growth-Alt 20 Portfolio — Class IB Shares	9.59%	6.61%	3.44%
All Asset Growth-Alt 20 Portfolio — Class K Shares (Inception Date: August 29, 2012)	9.84%	N/A	6.04%
S&P 500® Index (reflects no deduction for fees and expenses)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	2.08%	1.85%	3.84%
All Asset Growth-Alt 20 Index (reflects no deduction for fees, expenses, or taxes)	7.08%	7.69%	4.65%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2016 and of the All Asset Growth-Alt 20 Portfolio on a pro forma combined basis as of December 31, 2016, after giving effect to the proposed Reorganizations. Pro forma capitalization of the combined Portfolio has been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Alt 25 Portfolio — Class IB Shares	$29.0	$12.00	2,417,144
All Asset Growth — Alt 20 Portfolio — Class IB Shares	$254.0	$18.95	13,405,347
Adjustments*	—	—	(886,606)
Pro forma All Asset Growth — Alt 20 Portfolio — Class IB Shares (assuming the Reorganization is approved)	$283.0	$18.95	14,935,885

Alt 25 Portfolio — Class K Shares	$1.7	$11.99	140,735
All Asset Growth — Alt 20 Portfolio — Class K Shares	$1.5	$18.86	77,963
Adjustments*	—	—	(51,236)
Pro forma All Asset Growth — Alt 20 Portfolio — Class K (assuming the Reorganization is approved)	$3.2	$18.86	167,462

Alt 50 Portfolio — Class IB Shares	$2.8	$9.29	305,172
All Asset Growth — Alt 20 Portfolio — Class IB Shares	$254.0	$18.95	13,405,347
Adjustments*	(2.1)	—	(266,278)
Pro forma All Asset Growth — Alt 20 Portfolio — Class IB Shares (assuming the Reorganization is approved)	$254.7	$18.95	13,444,241

Alt 75 Portfolio — Class IB Shares	$3.0	$8.95	338,896
All Asset Growth — Alt 20 Portfolio — Class IB	$254.0	$18.95	13,405,347
Adjustments*	(2.0)	—	(284,910)
Pro forma All Asset Growth — Alt 20 Portfolio — Class IB Shares (assuming the Reorganization is approved)	$255.0	$18.95	13,459,333

CharterSM Alternative 100 Moderate Portfolio	$8.2	$9.12	898,592
All Asset Growth — Alt 20 Portfolio — Class IB Shares	$254.0	$18.95	13,405,347
Adjustments*	—	—	(466,095)
Pro forma All Asset Growth — Alt 20 Portfolio — Class IB Shares (assuming the Reorganization is approved)	$262.2	$18.95	13,837,844

Pro forma All Asset Growth-Alt 20 Portfolio — Class IB Shares (assuming all Reorganizations are approved)	$292.9	$18.95	15,461,262
Pro forma All Asset Growth-Alt 20 Portfolio — Class K Shares (assuming all Reorganizations are approved)	$3.2	$18.86	167,462

AFTER CAREFUL CONSIDERATION, THE BOARD OF EACH TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE ALT 25 PORTFOLIO, ALT 50 PORTFOLIO, ALT 75 PORTFOLIO, AND ALTERNATIVE 100 MODERATE PORTFOLIO. ACCORDINGLY, THE BOARD OF EACH TRUST HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THESE PORTFOLIOS’ SHAREHOLDERS. THE BOARD OF EACH TRUST RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE INCOME STRATEGIES PORTFOLIO AND INTEREST RATE STRATEGIES PORTFOLIO, EACH A SERIES OF VIP TRUST, EACH INTO THE AXA/DOUBLELINE OPPORTUNISTIC CORE PLUS BOND PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 2 requests your approval of a Reorganization Plan pursuant to which the Income Strategies Portfolio and Interest Rate Strategies Portfolio will be reorganized into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. The shareholders of each Acquired Portfolio will vote separately on its Reorganization. The consummation of any one Reorganization described in this Proposal is not contingent on the consummation of any other Reorganization.

Proposal 2.A.: This Proposal 2.A. requests your approval of the Reorganization Plan pursuant to which the Income Strategies Portfolio will be reorganized into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Income Strategies Portfolio is a series of VIP Trust and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is a series of EQ Trust.

•

The Income Strategies Portfolio and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio have similar but distinct investment objectives. The Income Strategies Portfolio seeks a high level of current income. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio seeks to maximize current income and total return. While the Portfolios’ objectives are stated differently, each Portfolio focuses on current income and provides exposure to fixed income securities, and thus the objectives do not differ materially.

•

Both Portfolios provide diversified exposure to fixed income securities. There are, however, differences in the Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Income Strategies Portfolio utilizes a fund-of-funds structure and invests in other investment companies, while the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is sub-advised by an investment sub-adviser that actively manages the Portfolio’s assets and invests directly in securities and other investments.

•

The Income Strategies Portfolio invests in securities of Underlying Portfolios and Underlying ETFs comprising various asset categories and strategies. The Income Strategies Portfolio’s current asset allocation target is to invest approximately 25% of its assets in equity investments, 50% of its assets in fixed income investments, and 25% of its assets in non-traditional (alternative) investments. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Income Strategies Portfolio may invest are as follows (asset categories and strategies that the Manager considers to be non-traditional (alternative) are indicated with an asterisk*): covered call writing*, global infrastructure*, global real estate*, long/short credit*, natural resources*, domestic/international preferred, domestic large cap equity, international equity income, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, and US investment grade bond.

•

The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio invests at least 80% of its net assets in fixed income securities including through investments in other investment companies and financial instruments that derive their value from such securities. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s investments in fixed income securities include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; floating or variable rate obligations (including inverse floater collateralized mortgage obligations); bank loans and assignments; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers and U.S. dollar-denominated securities or non-U.S. issuers; securities issued by municipalities; collateralized loan obligations and other securities bearing fixed interest rates of any maturity; and inverse floaters, interest-only and principal-only securities. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio may invest up to 40% of its assets in below investment grade securities (commonly known as “junk bonds”).

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Each Portfolio’s principal risks include credit risk, emerging markets risk, foreign securities risk, interest rate risk, investment grade securities risk, liquidity risk, loan risk, non-investment grade and securities risk. The Income Strategies Portfolio also is subject to affiliated portfolio risk, currency risk, derivatives risk, equity risk, floating rate loan risk, inflation-indexed bonds risk, infrastructure sector risk, large-cap company risk, market risk, natural resources sector risk, non-traditional (alternative) investment risk, portfolio management risk, real estate investing risk, and risks related to investments in Underlying Portfolios and Underlying ETFs as principal risks, while the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is not. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is subject to collateralized loan obligations risk, distressed companies risk, geographic concentration risk, inverse floaters risk, mortgage-backed and asset-backed securities risk, political/economic risk, portfolio turnover risk, redemption risk, regulatory risk, risks of investing in other investment companies, securities lending risk, settlement risk, transaction costs risk, and U.S. government securities risk as principal risks, while the Income Strategies Portfolio generally is not. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

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FMG LLC serves as the investment manager and administrator for both Portfolios. FMG LLC has selected DoubleLine Capital LP (“DoubleLine”) as the sub-adviser (“Sub-Adviser”) to sub-advise the assets of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. It is anticipated that FMG LLC will continue to manage and administer, and that DoubleLine will continue to sub-advise, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio after the Reorganization.

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The Manager has been granted relief by the SEC to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Manager, unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Manager and the Sub-Adviser to the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, please see “Additional Information about the Portfolios — The Manager” and “ — The Sub-Advisers” below.

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The Income Strategies Portfolio and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio had net assets of approximately $4.6 million and $ 72.7 million, respectively, as of January 31, 2017. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $77.3 million. In addition, as discussed in connection with Proposal 2.B. below, it is also proposed that the Interest Rate Strategies Portfolio be reorganized into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. The Interest Rate Strategies Portfolio had net assets of approximately $4.3 million as of January 31, 2017. Thus, if the Reorganizations of both the Income Strategies Portfolio and Interest Rate Strategies Portfolio into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio had been in effect on that date, the combined Portfolio would have had net assets of approximately $81.6 million.

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The shareholders of the Income Strategies Portfolio will receive shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

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It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s Class IB shares, for the fiscal year following the Reorganization, will be 1.06%, which is lower than that of the Income Strategies Portfolio’s Class B shares for the fiscal year ended December 31, 2016, which was 1.20%. This assumes that only the Reorganization of the Income Strategies Portfolio into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is consummated. If both of the proposed Reorganizations into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio are consummated then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s Class IB shares for the fiscal year following the Reorganization, will be 1.06%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

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The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio has a higher management fee than the Income Strategies Portfolio because it invests directly in securities and other instruments rather than operating as a fund-of-funds. The management fee for the Income Strategies Portfolio is equal to an annual rate of 0.15% of its average daily net assets; while the management fee for the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is equal to an annual rate of 0.60% of its average daily net assets. However, as discussed below, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio currently has a lower expense limitation agreement in place than that for the Income Strategies Portfolio.

•	The Portfolios pay different administration fees.

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The Income Strategies Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Income Strategies Portfolio are aggregated with those of the other VIP Trust Portfolios (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter.

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The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the other portfolios of EQ Trust that are advised by a single investment sub-adviser (“Single-Advised Portfolios”), which is equal to an annual rate of 0.10% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.0925% thereafter, subject to a minimum annual fee of $30,000. For a more detailed description of the fees and expenses of the Portfolios, including a description of the Single-Advised Portfolios, please see “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

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Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Income Strategies Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Income Strategies Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class B shares of the Income Strategies Portfolio.

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Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio.

•	The Class IB shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio and the Class B shares of the Income Strategies Portfolio are each subject to a 0.25% Rule 12b-1 fee.

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The Class IB shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio underperformed compared to the Class B shares of the Income Strategies Portfolio for the one-year period ended December 31, 2016 and for the period since inception. Please see “Comparative Performance Information” below.

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Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

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Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. It is not expected that the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Income Strategies Portfolio. If the Reorganization is approved, all of the Income Strategies Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. It is anticipated that immediately prior to the Closing Date, the Income Strategies Portfolio will liquidate substantially all of its securities holdings and hold cash. Therefore, it is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Income Strategies Portfolio in connection with the Reorganization may result in the Income Strategies Portfolio selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is also expected that, over time, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio will use the Transferred Assets to invest in fixed income securities consistent with its principal investment strategy. The estimated portfolio transaction costs of the Reorganization of the Income Strategies Portfolio are $500. This amount is an estimate and is subject to change. The actual amount could be higher or lower depending on the factors outlined above. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

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FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Income Strategies Portfolio’s expense limitation set forth in its expense limitation agreement. The Reorganization expenses for the Income Strategies Portfolio, which are estimated to be $33,333, exceed the expense limit and will be paid by FMG LLC.

Proposal 2.B.: This Proposal 2.B. requests your approval of the Reorganization Plan pursuant to which the Interest Rate Strategies Portfolio will be reorganized into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Interest Rate Strategies Portfolio is a series of VIP Trust and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is a series of EQ Trust.

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The Interest Rate Strategies Portfolio and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio have similar but distinct investment objectives. The Interest Rate Strategies Portfolio seeks to achieve long-term total return, consistent with the preservation of capital and prudent investment management. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio seeks to maximize current income and total return.

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Both Portfolios provide diversified exposure to fixed income securities. There are, however, differences in the Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

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The Interest Rate Strategies Portfolio utilizes a fund-of-funds structure and invests in other investment companies, while the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is sub-advised by an investment sub-adviser that actively manages the Portfolio’s assets and invests directly in securities and other investments.

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The Interest Rate Strategies Portfolio invests in securities of Underlying Portfolios and Underlying ETFs comprising various asset categories and strategies. The Interest Rate Strategies Portfolio’s current asset allocation target is to invest approximately 25% of its assets in equity investments, 50% of its assets in fixed income investments, and 25% of its assets in nontraditional (alternative) investments. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Interest Rate Strategies Portfolio may invest are as follows (asset categories and strategies that the Manager considers to be non-traditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, convertible securities*, covered call writing*, global infrastructure*, global real estate*, long/short credit*, natural resources*, domestic large cap equity, global equity, international equity, income, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, unconstrained bond, US investment grade bond, and US short term investment grade bond.

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The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio invests at least 80% of its net assets in fixed income securities, including through investments in other investment companies and financial instruments that drive their value from such securities. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s investments in fixed income securities include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; floating or variable rate obligations (including inverse floater collateralized mortgage obligations); bank loans and assignments; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers and U.S. dollar-denominated securities or non-U.S. issuers; securities issued by municipalities; collateralized loan obligations and other securities bearing fixed interest rates of any maturity; and inverse floaters, interest-only and principal-only securities. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio may invest up to 40% of its assets in below investment grade securities (commonly known as “junk bonds”).

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Each Portfolio’s principal risks include credit risk, emerging markets risk, foreign securities risk, interest rate risk, investment grade securities risk, liquidity risk, loan risk, non-investment grade and securities risk. The Interest Rate Strategies Portfolio also is subject to affiliated portfolio risk, currency risk, derivatives risk equity risk, floating rate loan risk, inflation-indexed bonds risk, infrastructure sector risk, large-cap company risk, market risk, natural resources sector risk, non-traditional (alternative) investment risk, portfolio management risk, real estate investing risk, and risks related to investments in Underlying Portfolios and Underlying ETFs as principal risks, while the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is not. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is subject to collateralized loan obligations risk, distressed companies risk, geographic concentration risk, inverse floaters risk, mortgage-backed and asset-backed securities risk, political/economic risk, portfolio turnover risk, redemption risk, regulatory risk, risks of investing in other investment companies, securities lending risk, settlement risk, transaction costs risk, and U.S. government securities risk; while the Interest Rate Strategies Portfolio generally is not. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

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FMG LLC serves as the investment manager and administrator for both Portfolios. FMG LLC has selected DoubleLine Capital LP (“DoubleLine”) as the sub-adviser (“Sub-Adviser”) to manage the assets of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. It is anticipated that FMG LLC will continue to manage and administer, and that DoubleLine will continue to sub-advise, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio after the Reorganization.

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The Manager has been granted relief by the SEC to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Manager, unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Manager and the Sub-Adviser to the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, please see “Additional Information about the Portfolios — The Manager” and “ — The Sub-Advisers” below.

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The Interest Rate Strategies Portfolio and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio had net assets of approximately $4.3 million and $72.7 million, respectively, as of January 31, 2017. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $77.0 million. In addition, as discussed in connection with Proposal 2.A. above, it is also proposed that the Income Strategies Portfolio be reorganized into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. The Income Strategies Portfolio had net assets of approximately $4.6 million as of January 31, 2017. Thus, if the Reorganizations of both the Interest Rate Strategies Portfolio and Income Strategies Portfolio into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio had been in effect on that date, the combined Portfolio would have had net assets of approximately $81.6 million.

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The shareholders of the Interest Rate Strategies Portfolio will receive shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

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It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s Class IB shares, for the fiscal year following the Reorganization, will be 1.06%, which is lower than that of the Interest Rate Strategies Portfolio’s Class B shares for the fiscal year ended December 31, 2016, which was 1.20%. This is assuming that only the Reorganization of the Interest Rate Strategies Portfolio is consummated. If both of the proposed Reorganizations into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio are consummated then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s Class IB shares for the fiscal year following the Reorganization, will be 1.06%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

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The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio has a higher management fee than the Interest Rate Strategies Portfolio because it invests directly in securities and other instruments rather than operating as a fund-of-funds. The management fee for the Interest Rate Strategies Portfolio is equal to an annual rate of 0.15% of its average daily net assets, while the management fee for the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is equal to an annual rate of 0.60% of its average daily net assets. However, as discussed below, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio currently has a lower expense limitation agreement in place than that for the Interest Rate Strategies Portfolio.

•	The Portfolios pay different administration fees.

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The Interest Rate Strategies Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Interest Rate Strategies Portfolio are aggregated with those of the other VIP Trust Portfolios (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first

$35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter.

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The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the other portfolios of EQ Trust that are advised by a single investment sub-adviser (“Single-Advised Portfolios”), which is equal to an annual rate of 0.10% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.0925% thereafter, subject to a minimum annual fee of $30,000. For a more detailed description of the fees and expenses of the Portfolios, including a description of the Single-Advised Portfolios, please see “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

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Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Interest Rate Strategies Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Interest Rate Strategies Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class B shares of the Interest Rate Strategies Portfolio.

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Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio.

•	The Class IB shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio and the Class B shares of the Interest Rate Strategies Portfolio are each subject to a 0.25% Rule 12b-1 fee.

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The Class IB shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio underperformed compared to the Class B shares of the Interest Rate Strategies Portfolio for the one-year period ended December 31, 2016 and for the period since inception. Please see “Comparative Performance Information” below.

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Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. It is not expected that the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Interest Rate Strategies Portfolio. If the Reorganization is approved, all of the Income Strategies Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio.

It is anticipated that immediately prior to the Closing Date, the Interest Rate Strategies Portfolio will liquidate substantially all of its securities holdings and hold cash. Therefore, it is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Income Strategies Portfolio in connection with the Reorganization may result in the Interest Rate Strategies Portfolio selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is also expected that, over time, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio will use the Transferred Assets to invest in fixed income securities consistent with its principal investment strategy. The estimated portfolio transaction costs of the Reorganization of the Interest Rate Strategies Portfolio are $400. This amount is an estimate and is subject to change. The actual amount could be higher or lower depending on the factors outlined above. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

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FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Interest Rate Strategies Portfolio’s expense limitation set forth in its expense limitation agreement. The Reorganization expenses for the Interest Rate Strategies Portfolio, which are estimated to be $33,333, exceed the expense limit and will be paid by FMG LLC.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class B Shares of the Income Strategies Portfolio and Interest Rate Strategies Portfolio and the Class IB Shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio and the estimated pro forma fees and expenses of the Class IB Shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio after giving effect to the proposed Reorganizations. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2016. The pro forma fees and expenses of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio Shares assume that each Reorganization was in effect for the year ended December 31, 2016. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Income Strategies Portfolio	Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond (assuming both the Reorganizations are approved)
Not Applicable.	Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Income Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming only the Reorganization of the Income Strategies Portfolio is approved)**
	Class B	Class IB	Class IB
Management Fee	0.15%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses	2.89%	0.26%	0.25%
Acquired Fund Fees and Expenses	0.64%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	3.93%	1.12%	1.11%
Fee Waiver and/or Expense Reimbursement†*	(2.73)%	(0.06)%	(0.05)%

	Income Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming only the Reorganization of the Income Strategies Portfolio is approved)**
	Class B	Class IB	Class IB
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.06%	1.06%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of (1) the Income Strategies Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class B shares of the Portfolio, and (2) the EQ/DoubleLine Opportunistic Core Plus Bond Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares of the Portfolio.
*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current expense limitation arrangements noted above.
**	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming only the Reorganization of the Interest Rate Strategies Portfolio is approved)**
	Class B	Class IB	Class IB
Management Fee	0.15%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses	2.84%	0.26%	0.25%
Acquired Fund Fees and Expenses	0.67%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	3.91%	1.12%	1.11%
Fee Waiver and/or Expense Reimbursement†*	(2.71)%	(0.06)%	(0.05)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.06%	1.06%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of (1) the Interest Rate Strategies Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class B shares of the Portfolio, and (2) the EQ/DoubleLine Opportunistic Core Plus Bond Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares of the Portfolio.

*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current expense limitation arrangements noted above.
**	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.

Pro Forma Annual Operating Expenses

(assuming both Reorganizations are approved)

(expenses that you may pay each year as a percentage of the value of your investment)

Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming both the Reorganizations of the Income Strategies Portfolio and Interest Rate Strategies Portfolio are approved)**
Class IB
Management Fee	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.10%
Fee Waiver and/or Expense Reimbursement†	(0.04)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.06%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the EQ/DoubleLine Opportunistic Core Plus Bond Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares of the Portfolio.
**	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement with respect to the Portfolios is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Income Strategies Portfolio
Class B	$122	$947	$1,789	$3,975
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
Class IB	$108	$350	$611	$1,358
Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming only the Reorganization of the Income Strategies Portfolio is approved)
Class IB	$108	$348	$607	$1,347

	1 Year	3 Years	5 Years	10 Years
Interest Rate Strategies Portfolio
Class B	$122	$943	$1,781	$3,959
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
Class IB	$108	$350	$611	$1,358
Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming only the Reorganization of the Interest Rate Strategies Portfolio is approved)
Class IB	$108	$348	$607	$1,347

	1 Year	3 Years	5 Years	10 Years
Pro Forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (assuming both the Reorganizations are approved)
Class IB	$108	$346	$602	$1,337

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2016, the portfolio turnover rates for each of the Income Strategies Portfolio, Interest Rate Strategies Portfolio, and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio were 22%, 13%, and 76%, respectively, of the average value of each Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Income Strategies Portfolio and Interest Rate Strategies Portfolio with those of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. The Board of each Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Income Strategies Portfolio	Interest Rate Strategies Portfolio
Investment Objective: Seeks to maximize current income and total return.	Investment Objective: Seeks a high level of current income.	Investment Objective Seeks to achieve long-term total return, consistent with the preservation of capital and prudent investment management.

Acquiring Portfolio	Acquired Portfolio
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Income Strategies Portfolio	Interest Rate Strategies Portfolio

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities. For purposes of this investment policy, fixed income securities include direct and indirect investments in fixed income securities and investments in other investment companies and financial instruments that drive their value from such securities.

Principal Investment Strategies

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or nontraditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 25% of its assets in equity investments, 50% of its assets in fixed income investments and 25% of its assets in nontraditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs.

Principal Investment Strategies

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or nontraditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 25% of its assets in equity investments, 50% of its assets in fixed income investments and 25% of its assets in nontraditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs.

The Portfolio’s investments in fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; floating or variable rate obligations (including inverse floater collateralized mortgage obligations); bank loans; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers and U.S. dollar denominated securities or non-U.S. issuers; securities issued by municipalities; collateralized loan obligations and other securities bearing fixed interest rates of any maturity.	No corresponding strategy.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Income Strategies Portfolio	Interest Rate Strategies Portfolio
The Portfolio may invest up to 40% of its assets in below investment grade securities (commonly known as “junk bonds”). Such investments may include debt obligations of distressed companies, including companies that are close to or in default. The Sub-Adviser allocates investments in below investment grade securities broadly by industry and issuer in an attempt to reduce the impact on the Portfolio of negative events affecting an industry or issuer. Securities below investment grade include those securities rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB+ or lower by Fitch Ratings Ltd. (“Fitch”) or by Standard & Poor’s Ratings Services (“S&P”) or, if unrated, deemed to be of comparable quality by the Manager or Sub-Adviser.	No corresponding strategy.	No corresponding strategy.

The Portfolio may invest in mortgage-backed or other asset-backed securities of any credit rating or credit quality without regard to the 40% limitation described above.	No corresponding strategy.	No corresponding strategy.

The Portfolio may also invest in inverse floaters, interest-only and principal-only securities. In addition, the Portfolio may invest in senior bank loans and assignments, including through investments in other investment companies advised by the Sub-Adviser.	No corresponding strategy.	No corresponding strategy.

No corresponding strategy.	The asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.	The asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.

No corresponding strategy.	As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be nontraditional (alternative) are indicated with an asterisk*): covered call writing*, global infrastructure*, global real Estate*, long/short credit*, natural resources*, domestic/international, preferred, domestic large cap Equity, international equity, income, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, and US investment grade bond.	As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be nontraditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, convertible securities*, covered call writing*, global infrastructure*, global real Estate*, long/short credit*, natural resources*, domestic large cap equity, global equity, international equity, income, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, unconstrained bond, US investment grade bond, US short term investment grade bond.

Acquiring Portfolio	Acquired Portfolio
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Income Strategies Portfolio	Interest Rate Strategies Portfolio
No corresponding strategy.	Nontraditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Nontraditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Nontraditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many nontraditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.	Nontraditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Nontraditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Nontraditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many nontraditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

No corresponding strategy.	In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.	In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Sub-Adviser actively manages the Portfolio’s asset class exposure using a top-down approach, which involves using fundamental research regarding the investment characteristics of each sector (such as risk, volatility, relative valve, and the potential for growth and income), as well as the Sub-Adviser’s outlook for the economy and financial markets as a whole. Primary sectors include government/municipals, high yield, global developed credit, international sovereign debt, emerging markets, and mortgage and asset-backed. The Sub-Adviser will gradually rotate portfolio assets among sectors in various markets using a long term approach to attempt to maximize return. Individual securities within asset classes are selected using a bottom up approach, which involves an analysis of each individual issuer’s creditworthiness.	The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Manager will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Manager may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.	The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Manager will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Manager may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.

Acquiring Portfolio	Acquired Portfolio
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	Income Strategies Portfolio	Interest Rate Strategies Portfolio
The Sub-Adviser uses a controlled risk approach in managing the Portfolio, which includes consideration of: Security selection within a given asset class; Relative performance of the various market sectors and asset classes; The rates offered by bonds at different maturities; Fluctuations in the overall level of interest rates.	The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective.	The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective.

The Sub-Adviser also monitors the duration of the securities held by the Portfolio to seek to mitigate exposure to interest rate risk. Duration is a measure used to determine the sensitivity of a security’s price to interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. Under normal circumstances, the Sub-Adviser seeks to maintain an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years. The duration of the Portfolio’s investments may vary materially from its target, from time to time, and there is no assurance that the duration of the Portfolio’s investments will meet its target.	No corresponding strategy.	No corresponding strategy.

Portfolio securities may be sold at any time. Sales may occur when the Sub-Adviser perceives deterioration in the credit fundamentals of the issuer, believes there are negative macro political considerations that may affect the issuer, determines to take advantage of a better investment opportunity, or the individual security has reached the Sub-Adviser’s sell target.	The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.	The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.	No corresponding strategy.	No corresponding strategy.

The Portfolio also may lend its portfolio securities to earn additional income.	No corresponding strategy.	No corresponding strategy.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in each Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Risks	Income Strategies Portfolio	Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
Affiliated Portfolio Risk	X	X
Collateralized Loan Obligations Risk			X
Convertible Securities Risk		X
Credit Risk	X	X	X
Derivatives Risk	X	X
Distressed Companies Risk			X
Equity Risk	X	X
Floating Rate Loan Risk	X	X
Foreign Securities Risk	X	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X	X
Geographic Concentration Risk			X
Inflation-Indexed Bonds Risk	X	X
Infrastructure Sector Risk	X	X
Interest Rate Risk	X	X	X
Inverse Floaters Risk			X
Investment Grade Securities Risk	X	X	X
Large-Cap Company Risk	X	X
Liquidity Risk	X	X	X
Loan Risk	X	X	X
Market Risk	X	X
Money Market Risk		X
Mortgage-Backed and Asset-Backed Securities Risk			X
Natural Resources Sector Risk	X	X
Non-Investment Grade Risk	X	X	X
Non-Traditional (Alternative) Investment Risk	X	X
Political/Economic Risk			X
Portfolio Management Risk	X	X
Portfolio Turnover Risk			X
Real Estate Investing Risk	X	X
Redemption Risk			X
Regulatory Risk			X
Risks of Investing in Other Investment Companies			X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	X
Securities Lending Risk			X
Settlement Risk			X
Transaction Costs Risk			X
U.S. Government Securities Risk			X

In addition to the risks described above, as noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for those Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year (or, in the case of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, the Portfolio’s performance for the past year), and by showing how each Portfolio’s average annual total returns for one year and since inception through December 31, 2016 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand columns below for each Portfolio is the return of the index since inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Income Strategies Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 3.70% (2014 2nd Quarter)	Worst quarter (% and time period) -3.68% (2015 3rd Quarter)

Interest Rate Strategies Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 3.79% (2014 2nd Quarter)	Worst quarter (% and time period) -4.77% (2015 3rd Quarter)

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 2.64% (2016 2nd Quarter)	Worst quarter (% and time period) -2.00% (2016 4th Quarter)

Income Strategies Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
Income Strategies Portfolio — Class B Shares (Inception Date: October 30, 2013)	7.00%	2.43%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no Deduction for fees, expenses, or taxes)	2.65%	2.55%
25% MSCI AC World (Net) Index / 50% Bloomberg Barclays U.S. Aggregate Bond Index / 25% BofA Merrill Lynch3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	3.47%	2.37%

Interest Rate Strategies Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
Interest Rate Strategies Portfolio — Class B Shares (Inception Date: October 30, 2013)	7.82%	1.70%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no Deduction for fees, expenses, or taxes)	2.65%	2.55%
25% MSCI AC World (Net) Index / 50% Bloomberg Barclays U.S. Aggregate Bond Index / 25% BofA Merrill Lynch3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	3.47%	2.37%

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class B Shares (Inception Date: May 1, 2015)	4.83%	1.50%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no Deduction for fees, expenses, or taxes)	2.65%	1.16%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2016 and of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio on a pro forma combined basis as of December 31, 2016, after giving effect to each proposed Reorganization. Pro forma capitalization of the combined Portfolio has been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Income Strategies Portfolio — Class B Shares	$4.6	$9.40	484,237
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class IB Shares	$10.3	$9.81	1,049,975
Adjustments	$(1.3)	$—	(150,778)
Pro forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class IB Shares (assuming only the Reorganization of the Income Strategies Portfolio approved)	$13.6	$9.81	1,383,434
Interest Rate Strategies Portfolio — Class B Shares	$4.2	$9.45	446,404
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class IB Shares	$10.3	$9.81	1,049,975
Adjustments	$(0.6)	$—	(74,276)
Pro forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class IB Shares (assuming only the Reorganization of the Interest Rate Strategies Portfolio is approved)	$13.9	$9.81	1,422,103
Pro forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class IB Shares (assuming both Reorganizations are approved)	$17.2	$9.81	1,755,562

AFTER CAREFUL CONSIDERATION, THE BOARD OF VIP TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE INCOME STRATEGIES PORTFOLIO AND THE INTEREST RATE STRATEGIES PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY EACH PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE INTERNATIONAL MODERATE PORTFOLIO, A SERIES OF VIP TRUST, INTO THE CHARTERSM MODERATE PORTFOLIO, ALSO A SERIES OF VIP TRUST.

This Proposal 3 requests your approval of a Reorganization Plan pursuant to which the International Moderate Portfolio will be reorganized into the CharterSM Moderate Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios have identical investment objectives. The Portfolios seek long-term capital appreciation and current income, with a greater emphasis on current income.

•

Each Portfolio pursues its investment objective by investing in other mutual funds managed by FMG LLC and in investment companies managed by investment managers other than FMG LLC (for purposes of this proposal, affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. Each Portfolio invests approximately 35% of its assets in equity investments, 55% of its assets in fixed income investments and 10% of its assets in nontraditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. Each Portfolio also may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

•

There are, however, differences in the Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The International Moderate Portfolio invests at least 65% of its total assets in Underlying Portfolios and Underlying ETFs that invest primarily in securities of foreign companies (securities of companies organized outside of the U.S. and that are traded in markets outside the U.S.) or in currencies. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the International Moderate Portfolio may invest are as follows (asset categories and strategies that the Manager considers to be non-traditional (alternative) are indicated with an asterisk*): currency*, global infrastructure*, global real estate*, emerging markets equity, emerging markets , small cap, frontier markets, global equity, international developed equity, international equity, income, international/global small cap equity, emerging markets debt, high yield bond, inflation linked securities, and international bond.

•

The CharterSM Moderate Portfolio does not have an investment policy to invest at least 65% of its total assets in Underlying Portfolios and Underlying ETFs that invest primarily in securities of foreign companies. The CharterSM Moderate Portfolio invests in Underlying Portfolios and Underlying ETFs that utilize asset categories and strategies as follows (asset categories and strategies that the Manager considers to be non-traditional (alternative) are indicated with an asterisk*): absolute return/multi, strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, US government bond, US investment grade bond, and US short term investment grade bond.

•

Each Portfolio’s principal risks include affiliated portfolio risk, credit risk, currency risk, derivatives risk, emerging markets risk, equity risk, foreign securities risk, futures contract risk, inflation-indexed bonds risk, interest rate risk, investment grade securities risk, large-cap company risk, liquidity risk, market risk, mid-cap, small-cap company risk, non-investment grade securities risk, non-traditional (alternative) investment risk, portfolio management risk, real estate investing risk, and risk related to investments in Underlying Portfolios and Underlying ETFs. In addition, the International Moderate Portfolio is subject to infrastructure sector risk and real estate investing risk as principal risks, while the CharterSM Moderate Portfolio generally is not. The CharterSM Moderate Portfolio also is subject to convertible securities risk, floating rate loan risk, loan risk, micro-cap company risk, money market risk, sector concentration risk, and U.S. government securities risk as principal risks, while the International Moderate Portfolio is not. To the extent the CharterSM Moderate Portfolio generally will invest a lesser percentage of its assets in foreign investments than the International Moderate Portfolio, its risk profile will differ from that of the International Moderate Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio. It is anticipated that FMG LLC will continue to serve as the investment manager and administrator for the CharterSM Moderate Portfolio after the Reorganization.

•

The International Moderate Portfolio and the CharterSM Moderate Portfolio had net assets of approximately $8.4 million and $24.0 million, respectively, as of January 31, 2017. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $32.4 million.

•

The Class B shareholders of the International Moderate Portfolio will receive Class B shares of the CharterSM Moderate Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the CharterSM Moderate Portfolio’s Class B shares, for the fiscal year following the Reorganization, will be 1.25%, which is the same as that of the International Moderate Portfolio’s Class B shares for the fiscal year ended December 31, 2016.

•	The Portfolios are subject to the same management fee schedule. The management fee for each Portfolio is equal to an annual rate of 0.15% of its average daily net assets.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio also pay FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the International Moderate Portfolio and CharterSM Moderate Portfolio are aggregated with those of the other VIP Trust Portfolios (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter.

•	Each Portfolio is subject to an expense limitation arrangement.

•

FMG LLC has entered into an Expense Limitation Arrangement pursuant to which FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the International Moderate Portfolio through April 30, 2017 (unless the Board of the VIP Trust consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the International Moderate Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the International Moderate Portfolio.

•

FMG LLC has entered into an Expense Limitation Arrangement pursuant to which FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the CharterSM Moderate Portfolio through April 30, 2018 (unless the Board of the VIP Trust consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the CharterSM Moderate Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the CharterSM Moderate Portfolio.

•	Class B shares of the CharterSM Moderate Portfolio and Class B shares of the International Moderate Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•

The Class B shares of the CharterSM Moderate Portfolio outperformed compared to the Class B shares of the International Moderate Portfolio for the one-year period ended December 31, 2016 and for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the CharterSM Moderate Portfolio. It is not expected that the CharterSM Moderate Portfolio will revise any of its investment policies following the Reorganization to reflect those of the International Moderate Portfolio. If the Reorganization is approved, all of the International Moderate Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the CharterSM Moderate Portfolio. It is anticipated that immediately prior to the Closing Date, the International Moderate Portfolio will liquidate substantially all of its securities holdings and hold cash. Therefore, it is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the International Moderate Portfolio in connection with the Reorganization may result in the International Moderate Portfolio selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is also expected that, over time, the CharterSM Moderate Portfolio will use the Transferred Assets to invest in other investment companies consistent with its principal investment strategy. The estimated portfolio transaction costs of the Reorganization of the International Moderate Portfolio are $700. This amount is an estimate and is subject to change. The actual amount could be higher or lower depending on the factors outlined above. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the International Moderate Portfolio’s expense limitation set forth in its expense limitation agreement. The Reorganization expenses for the International Moderate Portfolio, which are estimated to be $33,333, exceed the expense limit and will be paid by FMG LLC.

COMPARATIVE FEE AND EXPENSE TABLES

The following tables show the fees and expenses of the Class B Shares of the International Moderate Portfolio and the CharterSM Moderate Portfolio and the estimated pro forma fees and expenses of the Class B Shares of the CharterSM Moderate Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2016. The pro forma fees and expenses of the CharterSM Moderate Portfolio shares assume that the Reorganization was in effect for the year ended December 31, 2016. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

International Moderate Portfolio	CharterSM Moderate Portfolio	Pro Forma CharterSM Moderate Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	International Moderate Portfolio	CharterSM Moderate Portfolio	Pro Forma CharterSM Moderate Portfolio (assuming the Reorganization is approved)**
	Class B	Class B	Class B
Management Fee	0.15%	0.15%	0.15%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses	1.14%	1.12%	0.94%
Acquired Fund Fees and Expenses	0.65%	0.73%	0.73%
Total Annual Portfolio Operating Expenses	2.19%	2.25%	2.07%
Fee Waiver and/or Expense Reimbursement†*	(0.94)%	(1.00)%	(0.82)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.25%	1.25%

†

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of (1) the International Moderate Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the International Moderate Portfolio and (2) the CharterSM Moderate Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the CharterSM Moderate Portfolio.

*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current expense limitation arrangement noted above.
**	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement with respect to the Portfolios is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Moderate Portfolio
Class B	$127	$595	$1,089	$2,450
CharterSM Moderate Portfolio
Class B	$127	$607	$1,114	$2,507
Pro Forma CharterSM Moderate Portfolio (assuming the Reorganization is approved)
Class B	$127	$570	$1,038	$2,335

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2016, the portfolio turnover rates for each of the International Moderate Portfolio and the CharterSM Moderate Portfolio were 9% and 13%, respectively, of the average value of each Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the International Moderate Portfolio with those of the CharterSM Moderate Portfolio. The Board of VIP Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
CharterSM Moderate Portfolio	International Moderate Portfolio
Investment Objective	Investment Objective

Seeks long-term capital appreciation and current income, with a greater emphasis on current income.	Same.

Principal Investment Strategies	Principal Investment Strategies

The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies.	Same.

Acquiring Portfolio	Acquired Portfolio
CharterSM Moderate Portfolio	International Moderate Portfolio
The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or nontraditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.	Same.

The Portfolio’s current asset allocation target is to invest approximately 35% of its assets in equity investments, 55% of its assets in fixed income investments and 10% of its assets in nontraditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs.	Same.

This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.	Same.

No corresponding strategy.	The Portfolio invests at least 65% of its total assets in Underlying Portfolios and Underlying ETFs that invest primarily in securities of foreign companies (securities of companies organized outside of the U.S. and that are traded in markets outside the U.S.) or in currencies.

As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be nontraditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, US government bond, US investment grade bond, and US short term investment grade bond.	As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be nontraditional (alternative) are indicated with an asterisk*): currency*, global infrastructure*, global real estate*, emerging markets equity, emerging markets , small cap, frontier markets, global equity, international developed equity, international equity, income, international/global small cap equity, emerging markets debt, high yield bond, inflation linked securities, and international bond.

Nontraditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Nontraditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Nontraditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many nontraditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.	Same.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.	Same.

Acquiring Portfolio	Acquired Portfolio
CharterSM Moderate Portfolio	International Moderate Portfolio
The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Manager will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover.	Same.

No corresponding strategy.	For purposes of complying with the 65% policy identified above, the Manager will identify Underlying Portfolios and Unaffiliated Underlying ETFs in which to invest by reference to such Underlying Portfolio’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio or Underlying ETF that changes its name or investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 65% policy.

For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Manager may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.	Same.

The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.	Same.

The Manager has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.	Same.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Risks	CharterSM Moderate Portfolio	International Moderate Portfolio
Affiliated Portfolio Risk	X	X
Convertible Securities Risk	X
Credit Risk	X	X
Derivatives Risk	X	X
Equity Risk	X	X
Floating Rate Loan Risk	X
Foreign Securities Risk	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X
Future Contract Risk	X	X
Inflation-Indexed Bonds Risk	X	X

Risks	CharterSM Moderate Portfolio	International Moderate Portfolio
Interest Rate Risk	X	X
Investment Grade Securities Risk	X	X
Large-Cap Company Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X
Loan Risk	X
Mid-Cap and Small-Cap Company Risk	X	X
Money Market Risk	X
Non-Investment Grade Risk	X	X
Non-Traditional (Alternative) Investment Risk	X	X
Portfolio Management Risk	X	X
Real Estate Investing Risk		X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	X
Sector Concentration Risk	X
U.S. Government Securities Risk	X

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how each Portfolio’s average annual total returns for one year and since inception through December 31, 2016 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand columns below for each Portfolio is the return of the index since inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

International Moderate Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 3.85% (2016 3rd Quarter)	Worst quarter (% and time period) -4.90% (2015 3rd Quarter)

CharterSM Moderate Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 3.48% (2016 3rd Quarter)	Worst quarter (% and time period) -4.70% (2015 3rd Quarter)

International Moderate Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
International Moderate Portfolio — Class B Shares (Inception Date: October 30, 2013)	5.41%	-0.33%
BofA Merrill Lynch Global Broad Market ex. U.S. Index (reflects no deduction for fees, expenses, or taxes)	1.69%	-3.12%
35% MSCI AC World ex. U.S. (Net) Index / 55% BofA Merrill Lynch Global Broad Market ex. U.S. Index /10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	2.76%	-2.09%

CharterSM Moderate Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
CharterSM Moderate Portfolio — Class B Shares (Inception Date: October 30, 2013)	6.22%	1.76%
Dow Jones Moderately Conservative Portfolio Index (reflects no deduction for fees, expenses, or taxes)	5.65%	3.00%
35% MSCI AC World (Net) Index / 37% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index / 18% BofA Merrill Lynch Global Broad Market ex U.S. Index / 10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	4.02%	1.57%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2016 and of the CharterSM Moderate Portfolio on a pro forma combined basis as of December 31, 2016, after giving effect to the proposed Reorganization. Pro forma capitalization of the combined Portfolio has been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
International Moderate Portfolio — Class B Share	$8.2	$9.09	906,792
CharterSM Moderate Portfolio — Class B Shares	$23.6	$9.80	2,408,733
Adjustments	(5.9)	—	(655,769)
Pro forma CharterSM Moderate Portfolio — Class IB Shares (assuming the Reorganization is approved)	$25.9	$9.80	2,649,756

AFTER CAREFUL CONSIDERATION, THE BOARD OF VIP TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE INTERNATIONAL MODERATE PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THIS PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE REAL ASSETS PORTFOLIO, A SERIES OF VIP TRUST, INTO THE EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 4 requests your approval of a Reorganization Plan pursuant to which the Real Assets Portfolio will be reorganized into the EQ/PIMCO Global Real Return Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Real Assets Portfolio is a series of VIP Trust and the EQ/PIMCO Global Real Return Portfolio is a series of EQ Trust.

•

The Portfolios have similar investment objectives. The Real Assets Portfolio seeks to achieve maximum real return. The EQ/PIMCO Global Real Return Portfolio seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

•

Both Portfolios seek maximum real return by investing in assets that are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, provide real returns. There are, however, differences in the Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Real Assets Portfolio utilizes a fund-of-funds structure and invests in other investment companies, while the EQ/PIMCO Global Real Return Portfolio is sub-advised by an investment sub-adviser that actively manages the Portfolio’s assets and invests directly in securities and other investments.

•

The Real Assets Portfolio invests in securities of other mutual funds managed by FMG LLC and in investment companies managed by investment managers other than FMG LLC (for purposes of this proposal, affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Real Assets Portfolio’s current asset allocation target is to invest approximately 30% of its assets in fixed income investments and 70% of its assets in nontraditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in real assets, which include equity and fixed income securities and other investments among seven general asset categories: commodities, currency, global infrastructure, global real estate, natural resources, precious and base metals, and inflation-linked securities. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be nontraditional (alternative) are indicated with an asterisk*): commodities*, global real estate*, precious and base metals*, currency*, natural resources*, inflation linked securities, and global infrastructure*.

•

The EQ/PIMCO Global Real Return Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., Treasury Inflation Protected Securities (“TIPS”)) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Subject to applicable law, the EQ/PIMCO Global Real Return Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset backed securities. The EQ/PIMCO Global Real Return Portfolio invests a significant portion of its net assets in instruments that are economically tied to foreign (non-U.S.) countries, including emerging market countries. The EQ/PIMCO Global Real Return Portfolio may invest up to 10% of its total assets in high yield securities, also known as “junk bonds,” and also may invest up to 10% of its total assets in preferred stocks. Unlike the Real Assets Portfolio, the EQ/PIMCO Global Real Return Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

•

Each Portfolio’s principal risks include credit risk, currency risk, derivatives risk, emerging markets risk, foreign securities risk, inflation-indexed bonds risk, interest rate risk, investment grade securities risk, and liquidity risk. The Real Assets Portfolio also is subject to affiliated portfolio risk, commodity risk, infrastructure risk, market risk, natural resources sector risk, non-traditional (alternative) investment risk, portfolio management risk, real estate investing risk, and risks related to investments in underlying portfolios as principal risks, while the EQ/PIMCO Global Real Return Portfolio is not. The EQ/PIMCO Global Real Return Portfolio is subject to equity risk, focused portfolio risk, leveraging risk, mortgage- and asset- backed securities risk, non-investment grade securities risk, portfolio turnover risk, redemption risk, securities lending risk, and US government securities risk as principal risks, while the Real Assets Portfolio is not. To the extent the EQ/PIMCO Global Real Return Portfolio generally will invest a lesser percentage of its assets in alternative investments than the Real Assets Portfolio and more of its assets in TIPS, its risk profile will differ from that of the Real Assets Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio. FMG LLC has selected Pacific Investment Management Company LLC (“PIMCO”) as the sub-adviser (“Sub-Adviser”) to sub-advise the assets of the EQ/PIMCO Global Real Return Portfolio. It is anticipated that FMG LLC will continue to manage and administer, and that PIMCO will continue to sub-advise, the EQ/PIMCO Global Real Return Portfolio after the Reorganization.

•

The Manager has been granted relief by the SEC to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Manager, unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Manager and the Sub-Adviser to the EQ/PIMCO Global Real Return Portfolio, please see “Additional Information about the Portfolios — The Manager” and “— The Sub-Advisers” below.

•

The Real Assets Portfolio and the EQ/PIMCO Global Real Return Portfolio had net assets of approximately $4.9 million and $71.8 million, respectively, as of January 31, 2017. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $74.8 million.

•

The Class B shareholders of the Real Assets Portfolio will receive Class IB shares of the EQ/PIMCO Global Real Return Portfolio pursuant to the Reorganization. The Class K shares of the EQ/PIMCO Global Real Return Portfolio are not subject to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the EQ/PIMCO Global Real Return Portfolio’s Class IB shares, for the fiscal year following the Reorganization, will be 1.31%, which is lower than that of the Real Assets Portfolio’s Class B shares for the fiscal year ended December 31, 2016, which was 1.40%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The EQ/PIMCO Global Real Return Portfolio has a higher management fee than the Real Assets Portfolio because it invests directly in securities and other instruments rather than operating as a fund-of-funds. The management fee for the Real Assets Portfolio is equal to an annual rate of 0.15% of its average daily net assets, while the management fee for the EQ/PIMCO Global Real Return Portfolio is equal to an annual rate of 0.60% of its average daily net assets. However, as discussed below, the EQ/PIMCO Global Real Return Portfolio currently has a lower expense limitation agreement in place than that for the Real Assets Portfolio.

•	The Portfolios pay different administration fees.

•

The Real Assets Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Real Assets Portfolio are aggregated with those of the other VIP Trust Portfolios (“VIP Trust Portfolios”) and the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Trust (the “EQ Trust Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Portfolios, VIP Trust Portfolios, and EQ Trust Fund-of-Funds Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter.

•

The EQ/PIMCO Global Real Return Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the other portfolios of EQ Trust that are advised by a single investment sub-adviser (“Single-Advised Portfolios”), which is equal to an annual rate of 0.10% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.0925% thereafter, subject to a minimum annual fee of $30,000. For a more detailed description of the fees and expenses of the Portfolios, including a description of the Single-Advised Portfolios, please see “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

FMG LLC has entered into an expense limitation arrangement with VIP Trust pursuant to which FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Real Assets Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Real Assets Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.40% for Class B shares of the Real Assets Portfolio.

•

FMG LLC has entered into an expense limitation arrangement with EQ Trust pursuant to which FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the EQ/PIMCO Global Real Return Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the EQ/PIMCO Global Real Return Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.00% for Class IB shares of the EQ/PIMCO Global Real Return Portfolio.

•	The Class IB shares of the EQ/PIMCO Global Real Return Portfolio and the Class B shares of the Real Assets Portfolio are each subject to the 0.25% Rule 12b-1 fee.

•

The Class IB shares of the EQ/PIMCO Global Real Return Portfolio underperformed compared to the Class B shares of the Real Assets Portfolio for the one-year period ended December 31, 2016 and outperformed the Real Assets Portfolio for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the EQ/PIMCO Global Real Return Portfolio. It is not expected that the EQ/PIMCO Global Real Return Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Real Assets Portfolio. If the Reorganization is approved, all of the Real Assets Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the EQ/PIMCO Global Real Return Portfolio. It is anticipated that immediately prior to the Closing Date, the Real Assets Portfolio will liquidate substantially all of its securities holdings and hold cash. Therefore, it is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Real Assets Portfolio in connection with the Reorganization may result in the Real Assets Portfolio selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is also expected that, over time, the EQ/PIMCO Global Real Return Portfolio will use the Transferred Assets to invest in Treasury Inflation Protected Securities consistent with its principal investment strategy. The estimated portfolio transaction costs of the Reorganization of the Real Assets Portfolio are $600. This amount is an estimate and is subject to change. The actual amount could be higher or lower depending on the factors outlined above. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

•

FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Real Assets Portfolio’s expense limitation set forth in its expense limitation agreement. The Reorganization expenses for the Real Assets Portfolio, which are estimated to be $33,333, exceed the expense limit and will be paid by FMG LLC.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class B Shares of the Real Assets Portfolio and the Class IB Shares of the EQ/PIMCO Global Real Return Portfolio and the estimated pro forma fees and expenses of the Class IB Shares of the EQ/PIMCO Global Real Return Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2016. The pro forma fees and expenses of the EQ/PIMCO Global Real Return Portfolio shares assume that the Reorganization was in effect for the year ended December 31, 2016. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Real Assets Portfolio	EQ/PIMCO Global Real Return Portfolio	Pro Forma EQ/PIMCO Global Real Return Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Real Assets Portfolio	EQ/PIMCO Global Real Return Portfolio	Pro Forma EQ/PIMCO Global Real Return Portfolio (assuming the Reorganization is approved)***
	Class B	Class IB	Class IB
Management Fee	0.15%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses	2.25%	0.64 **	0.61%**
Acquired Fund Fees and Expenses	0.74%	N/A	N/A
Total Annual Portfolio Operating Expenses	3.39%	1.49%	1.46%
Fee Waiver and/or Expense Reimbursement†	(1.99)%*	(0.18)%	(0.15)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/ or Expense Reimbursement	1.40%	1.31%	1.31%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of (1) the Real Assets Portfolio through April 30, 2017] (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.40% for Class B shares of the Portfolio, and (2) the EQ/PIMCO Global Real Return Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.00% for Class IB shares of the Portfolio.
*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current expense limitation arrangement noted above.
**	Includes interest expense of 0.31%.
***	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement with respect to the Portfolios is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Assets Portfolio
Class B	$143	$856	$1,593	$3,542
EQ/PIMCO Global Real Return Portfolio
Class IB	$133	$453	$796	$1,764
Pro Forma EQ/PIMCO Global Real Return Portfolio (assuming the Reorganization is approved)
Class IB	$133	$447	$783	$1,733

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2016, the portfolio turnover rates for each of the Real Assets Portfolio and the EQ/PIMCO Global Real Return Portfolio were 21% and 108%, respectively, of the average value of each Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Real Assets Portfolio with those of the EQ/PIMCO Global Real Return Portfolio. The Board of each Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
EQ/PIMCO Global Real Return Portfolio	Real Assets Portfolio
Investment Objective	Investment Objective

Seeks to achieve maximum real return.	Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

Principal Investment Strategies	Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., Treasury Inflation Protected Securities (“TIPS”)) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.	The Portfolio expects to invest principally in investments that the Manager believes are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, provide real returns (such investments are “real assets”). Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in real assets.

No corresponding strategy.	The Portfolio pursues its investment objective by investing in other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and in investment companies managed by investment managers other than FMG LLC (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies.

Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments, including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
EQ/PIMCO Global Real Return Portfolio	Real Assets Portfolio
No corresponding strategy.	The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in fixed income investments or nontraditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 30% of its assets in fixed income investments and 70% of its assets in nontraditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval. Actual allocations can deviate by up to 15% for each asset class.

No corresponding strategy.	Real assets include equity and fixed income securities and other investments among seven general asset categories: commodities, currency, global infrastructure, global real estate, natural resources, precious and base metals, and inflation-linked securities. For purposes of the Portfolio, real return is defined as the rate of return after adjusting for inflation. The term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be nontraditional (alternative) are indicated with an asterisk*): commodities*, global real estate*, precious and base metals*, currency*, natural resources*, inflation linked securities, and global infrastructure*.

No corresponding strategy.	Nontraditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Nontraditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Nontraditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many nontraditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities, also known as “junk bonds” rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Manager or Sub-Adviser to be of comparable quality.	No corresponding strategy.

The Portfolio normally invests a significant portion of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The Portfolio may invest, without limitation, in securities that are economically tied to emerging market countries. The Portfolio may also invest without limitation in foreign currency transactions, including currency forward transactions.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
EQ/PIMCO Global Real Return Portfolio	Real Assets Portfolio
The Portfolio is non-diversified, which means that it may in vest its assets in a smaller number of issuers than a diversified portfolio.	No corresponding strategy.

Subject to applicable law and any other restrictions described in the Portfolio’s Prospectus or Statement of Additional Information, the Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset backed securities. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.	In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as contracts for derivative instruments) or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may purchase or sell securities on a when issued, delayed delivery or forward commitment basis.	No corresponding strategy.

The Portfolio may also invest up to 10% of its total assets in preferred stocks. The Portfolio may also invest, to a limited extent, in loan participations. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.	No corresponding strategy.

The Sub-Adviser manages the Portfolio’s duration based on the Sub-Adviser’s view of the market and interest rates. The Portfolio may invest in securities of any maturity. Duration also measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. The Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed to offer superior investment opportunities. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Bloomberg Barclays World Government Inflation-Linked Index (hedged), as calculated by the Sub-Adviser, which as of December 31, 2016, as converted, was 12.08 years.	No corresponding strategy.

Acquiring Portfolio	Acquired Portfolio
EQ/PIMCO Global Real Return Portfolio	Real Assets Portfolio

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Manager will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of complying with the 80% policy identified above, the Manager will identify Underlying Portfolios and Unaffiliated Underlying ETFs in which to invest by reference to such Underlying Portfolio’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio or Underlying ETF that changes its name or investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 80% policy. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Manager may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.

The Manager has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.	No corresponding strategy.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Risks	EQ/PIMCO Global Real Return Portfolio	Real Assets Portfolio
Affiliated Portfolio Risk		X
Commodity Risk		X
Credit Risk	X	X
Derivatives Risk	X	X
Equity Risk	X
Focused Portfolio Risk	X
Foreign Securities Risk	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X
Inflation-Indexed Bonds Risk	X	X

Risks	EQ/PIMCO Global Real Return Portfolio	Real Assets Portfolio
Infrastructure Sector Risk		X
Interest Rate Risk	X	X
Investment Grade Securities Risk	X	X
Leveraging Risk	X
Liquidity Risk	X	X
Market Risk		X
Mortgage-Backed and Asset-Backed Securities Risk	X
Natural Resources Sector Risk		X
Non-Investment Grade Securities Risk	X
Non-Traditional (Alternative) Investment Risk		X
Portfolio Management Risk
Portfolio Turnover Risk	X	X
Redemption Risk	X
Real Estate Investing Risk		X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs		X
Securities Lending Risk	X
U.S. Government Securities Risk	X

In addition to the risks described above, as noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for those Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how each Portfolio’s average annual total returns for one year and since inception through December 31, 2016 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand columns below for each Portfolio is the return of the index since inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Real Assets Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 6.23% (2016 2nd Quarter)	Worst quarter (% and time period) -7.79% (2015 3rd Quarter)

EQ/PIMCO Global Real Return Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 4.15% (2016 3rd quarter)	Worst quarter (% and time period) -2.73% (2015 2nd Quarter)

Real Assets Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
Real Assets Portfolio — Class B Shares (Inception Date: October 30, 2013)	12.73%	-0.91%
Bloomberg Barclays World Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses, or taxes)	10.22%	4.71%
30% Bloomberg Barclays World Government Inflation-Linked Bond Index/70% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	3.24%	1.52%

EQ/PIMCO Global Real Return Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
EQ/PIMCO Global Real Return Portfolio — Class IB Shares (Inception Date: February 8, 2013)	10.35%	2.32%
Bloomberg Barclays World Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses, or taxes)	10.22%	2.97%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2016 and of the EQ/PIMCO Global Real Return Portfolio on a pro forma combined basis as of December 31, 2016, after giving effect to the proposed Reorganization. Pro forma capitalization of the combined Portfolio has been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Real Assets Portfolio — Class B Share	$4.8	$9.09	529,533
EQ/PIMCO Global Real Return Portfolio — Class IB Shares	$38.7	$9.69	3,997,385
Adjustments	—	—	(32,877)
Pro forma EQ/PIMCO Global Real Return Portfolio — Class IB Shares (assuming the Reorganization is approved)	$43.5	$9.69	4,494,041

AFTER CAREFUL CONSIDERATION, THE BOARD OF VIP TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE REAL ASSETS PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THIS PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4.

PROPOSAL 5: TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE PAC GLOBAL PORTFOLIO, A SERIES OF EQ TRUST, INTO THE AXA/HORIZON SMALL CAP VALUE PORTFOLIO, ALSO A SERIES OF EQ TRUST.

This Proposal 5 requests your approval of a Reorganization Plan pursuant to which the Pac Global Portfolio will be reorganized into the AXA/Horizon Small Cap Value Portfolio. In considering whether you should approve the Proposal, you should note that:

•

The Portfolios have identical investment objectives. The Portfolios seek to achieve long-term growth of capital. Below is a summary comparison of the two Portfolios. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Portfolios have substantially the same investment policies. Each Portfolio, under normal circumstances, invests at least 80% of its net assets in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). Each Portfolio is structured so that approximately 50% of its assets are actively managed by a sub-adviser (“Active Allocated Portion”) and approximately 50% of its assets are allocated to a passive sub-adviser that seeks to track the performance of the Russell 2000 Value Index (“Index Allocated Portion”). Each Portfolio invests primarily in common stocks, but may invest in other securities that a sub-adviser believes provide opportunities for capital growth. The Portfolios also may invest in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.

•

The Pac Global Portfolio’s Active Allocated Portion is sub-advised by Pacific Global Investment Management Company (“Pac Global”) while the AXA/Horizon Small Cap Value Portfolio’s Active Allocated Portion is sub-advised by Horizon Asset Management LLC (“Horizon). Each Portfolio’s Index Allocated Portion is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

•

Each Portfolio’s principal risks include currency risk, depository receipts risk, equity risk, emerging markets risk, foreign securities risk, index strategy risk, investment style risk, multiple adviser risk, portfolio turnover risk, securities lending risk, and small-cap company risk. The Pac Global Portfolio is subject to micro-cap company risk as a principal risk, while the AXA/Horizon Small Cap Value Portfolio generally is not. The AXA/Horizon Small Cap Value Portfolio also is subject to ETF risk, non-investment grade securities risk, and special situations risk, while the Pac Global Portfolio generally is not. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio. FMG LLC has selected Pac Global as the sub-adviser to the Pac Global Portfolio’s Active Allocated Portion. FMG LLC has selected Horizon as the sub-adviser to the AXA/Horizon Small Cap Value Portfolio’s Active Allocated Portion. FMG LLC has selected BlackRock as the sub-adviser to each Portfolio’s Index Allocated Portion. It is anticipated that FMG LLC will continue to manage and administer, and Horizon and BlackRock will continue to sub-advise, the AXA/Horizon Small Cap Value Portfolio after the Reorganization.

•

The Manager has been granted relief by the SEC to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Manager, unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Manager and the sub-adviser to the AXA/Horizon Small Cap Value Portfolio, please see “Additional Information about the Portfolios — The Manager” and “— The Sub-Advisers” below.

•

The Pac Global Portfolio and the AXA/Horizon Small Cap Value Portfolio had net assets of approximately $161.9 million and $173.6 million, respectively, as of January 31, 2017. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $335.5 million.

•

The shareholders of the Pac Global Portfolio will receive shares of the AXA/Horizon Small Cap Value Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the AXA/Horizon Small Cap Value Portfolio Class IB shares and Class K shares, for the fiscal year following the Reorganization, will be 1.16% and 0.91%, respectively, which is lower than those of the Pac Global Portfolio Class IB shares and Class K shares for the fiscal year ended December 31, 2016, which were 1.20% and 0.95%, respectively. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	The Portfolios are subject to the same management fee schedule. The management fee for each Portfolio is equal to an annual rate of 0.80% of its average daily net assets.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio also pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of each “Hybrid Portfolio” (defined below), and the AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, and the ATM Portfolios, which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $25 billion of the aggregate average daily net assets of the Portfolios, Hybrid Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, and the ATM Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Pac Global Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange-traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Pac Global Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the AXA/Horizon Small Cap Value Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses of the AXA/Horizon Small Cap Value Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange-traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the AXA/Horizon Small Cap Value Portfolio.

•	The Class IB shares of the AXA/Horizon Small Cap Value Portfolio and Pac Global Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•

The Class IB shares of the AXA/Horizon Small Cap Value Portfolio underperformed compared to the Class IB shares of the Pac Global Portfolio for the one-year period ended December 31, 2016 and outperformed the Pac Global Portfolio for the period since inception. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the AXA/Horizon Small Cap Value Portfolio. It is not expected that the AXA/Horizon Small Cap Value Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Pac Global Portfolio. FMG LLC has reviewed the Pac Global Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the AXA/Horizon Small Cap Value Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Pac Global Portfolio could be transferred to and held by the AXA/Horizon Small Cap Value Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the Pac Global Portfolio involved therein that are not compatible with the AXA/Horizon Small Cap Value Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with AXA/Horizon Small Cap Value Portfolio’s investment objective and policies. The portion of the Pac Global Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the AXA/Horizon Small Cap Value Portfolio’s portfolio composition and investment objective and policies. The need for the Pac Global Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. The estimated percentage of the holdings of the Pac Global Portfolio that will be sold in connection with its Reorganization is 2.3%. The estimated portfolio transaction costs of the Reorganization of the Pac Global Portfolio are $44,505. These are estimated amounts and are subject to change. The actual amounts could be higher or lower depending on the factors outlined above. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

•

FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Pac Global Portfolio’s expense limitation set forth in its expense limitation agreement. The Reorganization expenses for the Pac Global Portfolio, which are estimated to be $33,333, exceed the expense limit and will be paid by FMG LLC.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class IB Shares and Class K Shares of the Pac Global Portfolio and the Class IB Shares and Class K Shares of the AXA/Horizon Small Cap Value Portfolio and the estimated pro forma fees and expenses of the Class IB Shares and Class K Shares of the AXA/Horizon Small Cap Value Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2016. The pro forma fees and expenses of the AXA/Horizon Small Cap Value Portfolio shares assume that the Reorganization was in effect for the year ended December 31, 2016. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Pac Global Portfolio	AXA/Horizon Small Cap Value Portfolio	Pro Forma AXA/Horizon Small Cap Value Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Pac Global Portfolio		AXA/Horizon Small Cap Value Portfolio		Pro Forma AXA/Horizon Small Cap Value Portfolio (assuming the Reorganization is approved)
	Class IB	Class K	Class IB	Class K	Class IB	Class K
Management Fee	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.25%	0.00%	0.25%	0.00%
Other Expenses	0.23%	0.23%	0.22%	0.22%	0.18%	0.18%
Acquired Fund Fees and Expenses	N/A	N/A	0.01%	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	1.28%	1.03%	1.28%	1.03%	1.24%	0.99%
Fee Waiver and/or Expense Reimbursement†*	(0.08)%	(0.08)%	(0.12)%	(0.12)%	(0.08)%	(0.08)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/ or Expense Reimbursement	1.20%	0.95%	1.16%	0.91%	1.16%	0.91%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of (1) the Pac Global Portfolio through April 30, 2017 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange-traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio, and (2) the AXA/Horizon Small Cap Value Portfolio through April 30, 2018 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange-traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio.
*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current expense limitation arrangement noted above.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement with respect to the Portfolios is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Pac Global Portfolio
Class IB	$122	$398	$695	$1,538
Class K	$97	$320	$561	$1,252
AXA/Horizon Small Cap Value Portfolio
Class IB	$118	$394	$691	$1,535
Class K	$93	$316	$557	$1,249
Pro Forma AXA/Horizon Small Cap Value Portfolio (assuming the Reorganization is approved)
Class IB	$118	$386	$673	$1,493
Class K	$93	$307	$539	$1,206

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2016, the portfolio turnover rates for each of the Pac Global Portfolio and the AXA/Horizon Small Cap Value Portfolio were 26% and 23%, respectively, of the average value of each Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Pac Global Portfolio with those of the AXA/Horizon Small Cap Value Portfolio. The Board of each Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
AXA/Horizon Small Cap Value Portfolio	Pac Global Portfolio
Investment Objective	Investment Objective

Seeks to achieve long-term growth of capital.	Seeks to achieve long-term growth of capital.

Principal Investment Strategies	Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies).	Same.

For purposes of this Portfolio, small market capitalization companies are those companies with market capitalizations within the range of companies in the Russell 2000® Index (“Russell 2000”) at the time of investment (as of December 31, 2016, the market capitalization of the companies in the Russell 2000 was between $21.1 million and $10.5 billion). The size of companies in the Russell 2000 changes with market conditions, which can result in changes to the market capitalization range of companies in the index.	Same.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.	Same.

Acquiring Portfolio	Acquired Portfolio
AXA/Horizon Small Cap Value Portfolio	Pac Global Portfolio
The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy.	Same.

One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”).	Same.

Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.	Same.

The Sub-Adviser to the Active Allocated Portion of the Portfolio believes that favorable investment opportunities are available through companies that exhibit a number of the following characteristics: are selling below their perceived intrinsic value, have limited or no institutional ownership, have had short-term earnings shortfalls, have had a recent initial public offering but have not attracted significant analyst coverage, are selling at or below book or replacement value, and have price to earnings ratios that are less than one half of their projected growth rate.	The Active Allocated Portion of the Portfolio typically invests in companies that are at the time of purchase, within the range of companies in the Russell 2000, and generally invests a significant portion of its assets in companies with market capitalizations that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell Microcap® Index which are often referred to as “microcap stocks”).

The Sub-Adviser focuses on undervalued and special situation small capitalization equities (including common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks, such as depositary receipts) that the Sub-Adviser believes have the potential for rewarding long-term investment results.	The Sub-Adviser to the Active Allocated Portion follows a value-based investment approach focusing on the long-term market cycle to select investments.

The Sub-Adviser also may invest in exchange traded funds (“ETFs”) and may invest in convertible and nonconvertible debt securities rated below investment grade (also known as “junk bonds”) or unrated securities that the Sub-Adviser has determined to be of comparable quality.	None.

The Sub-Adviser selects securities from companies that are engaged in a number of industries, including the media, financial services, retailing, manufacturing and consumer products, and utilities industries. The Sub-Adviser considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Sub-Adviser also looks at the amount of capital a company spends on research and development.	The Sub-Adviser to the Active Allocated Portion attempts to identify growing companies with unique or proprietary advantages in their industries and strong potential for earnings growth.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Sub- Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger also may occur if the Sub-Adviser discovers a new investment opportunity that it believes is more compelling and represents a better risk reward profile than other investments held by the Active Allocated Portion. The Active Allocated Portion may engage in active and frequent trading to achieve the Portfolio’s investment objective.	None.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.	Same.

The Portfolio also may lend its portfolio securities to earn additional income.	Same.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Risks	AXA/Horizon Small Cap Value Portfolio	Pac Global Portfolio
ETF risk	X
Equity Risk	X	X
Foreign Securities Risk	X	X
Currency Risk	X	X
Depository Receipts Risk	X	X
Emerging Markets Risk	X	X
Indexed Strategy Risk	X	X
Investment Style Risk	X	X
Multiple Adviser Risk	X	X
Non-Investment Grade Securities Risk	X
Portfolio Turnover Risk	X	X
Securities Lending Risk	X	X
Small-Cap Company Risk	X
Small-cap and Micro-Cap Company Risk		X
Special Situations Risk	X

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how each Portfolio’s average annual total returns for one year and since inception through December 31, 2016 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand columns below for each Portfolio is the return of the index since inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Pac Global Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 15.66% (2016 4th Quarter)	Worst quarter (% and time period) -15.93% (2015 3rd Quarter)

AXA/Horizon Small Cap Value Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 9.81% (2016 4th quarter)	Worst quarter (% and time period) -12.47% (2015 3rd Quarter)

Pac Global Portfolio Average Annual Total Returns

(For the periods ended December 31, 2016)

	One Year	Since Inception
AXA/Pacific Global Small Cap Value Portfolio — Class IB Shares (Inception Date: April 21, 2014)	28.90%	-1.28%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	31.74%	9.25%

AXA/Horizon Small Cap Value Portfolio Average Annual Total Returns (For the periods ended December 31, 2016)

	One Year	Since Inception
AXA/Horizon Small Cap Value — Class IB Shares (Inception Date: April 21, 2014)	24.19%	5.04%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	31.74%	9.25%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2016 and of the AXA/Horizon Small Cap Value Portfolio on a pro forma combined basis as of December 31, 2016, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
AXA/Pacific Global Small Cap Value Portfolio — Class IB Shares	$0.5	$9.18	55,631
AXA/Horizon Small Cap Value Portfolio — Class IB Shares	$0.4	$9.84	42,423
Adjustments	—	—	(3,750)
Pro forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class IB Shares (assuming the Reorganization is approved)	$0.9	$9.84	94,304
AXA/Pacific Global Small Cap Value Portfolio — Class K Shares	$161.4	$9.17	17,604,560
AXA/Horizon Small Cap Value Portfolio — Class K Shares	$173.3	$9.83	17,621,220
Adjustments	—	—	(1,184,936)
Pro forma AXA/DoubleLine Opportunistic Core Plus Bond Portfolio — Class IB Shares (assuming the Reorganization is approved)	$334.7	$9.83	34,040,844

AFTER CAREFUL CONSIDERATION, THE BOARD OF VIP TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE PAC GLOBAL PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THIS PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Agreements and/or Plans of Reorganization

The terms and conditions under which the Reorganizations would be completed are contained in the Reorganization Plan. The following is a summary of the Reorganization Plans. For additional information, please refer to the copies of the forms of the Reorganization Plans, which are attached to this Combined Proxy Statement/Prospectus as Appendix A.

Each Reorganization will involve the Acquiring Portfolio acquiring all the assets of the corresponding Acquired Portfolio in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio’s assumption of all of the Acquired Portfolio’s liabilities. Each Reorganization Plan further provides that, on or as promptly as reasonably practicable after the Closing Date, each Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives in its Reorganization to its shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders). The number of full and fractional Acquiring Portfolio Shares each shareholder will receive will be equal in net asset value (as determined in accordance with the Trusts’ normal valuation procedures), as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Acquired Portfolio Shares the shareholder holds at that time. After that distribution to an Acquired Portfolio’s shareholders, the applicable Trust, on behalf of the Acquired Portfolio, will take all necessary steps under its Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), and Delaware and any other applicable law to effect a complete termination of the Acquired Portfolio.

The Board of a Portfolio involved in a Reorganization may terminate or delay a Reorganization Plan with respect to, and abandon or postpone, the Reorganization at any time prior to the Closing Date, before or after approval by the relevant Acquired Portfolio’s shareholders, if circumstances develop that, in the Board’s opinion, make proceeding with a Reorganization inadvisable for a Portfolio. The consummation of each Reorganization also is subject to various conditions, including approval of the Reorganization by the applicable Acquired Portfolio’s shareholders, completion of all filings with, and receipt of all necessary approvals, if any, from the SEC, and other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on its Closing Date.

The Board of each Acquired Portfolio, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the relevant Trust (the “Independent Trustees”), has determined, with respect to each Acquired Portfolio, that the interests of the Acquired Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Portfolio. Similarly, the Board of each Acquiring Portfolio, including the Independent Trustees, has determined, with respect to each Acquiring Portfolio, that the interests of the Acquiring Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and that the participation in the Reorganization is in the best interests of the Acquiring Portfolio.

The Acquired Portfolios involved in a Reorganization will bear the expenses of each Reorganization described in this Combined Proxy Statement/Prospectus. However, FMG LLC has voluntarily agreed to pay expenses of each Reorganization that exceed the Portfolio’s expense limitation set forth in its expense limitation agreement.

Approval of the Reorganization Plan with respect to an Acquired Portfolio will require a majority vote of that Acquired Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of (1) 67% or more of the voting securities of the Acquired Portfolio present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities. If the Reorganization Plan is not approved by an Acquired Portfolio’s shareholders or a Reorganization is not consummated for any other reason, the Board of the Acquired Portfolio will consider other possible courses of action. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of each Acquired Portfolio will receive Class IB, Class K, or Class B shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the applicable Reorganization Plan. Each such share will be fully paid and non-assessable by the relevant Trust, as appropriate, when issued and will have no preemptive or conversion rights.

Each Acquiring Portfolio is a series of VIP Trust or EQ Trust, as applicable. The Trusts may issue an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. The Second Amended and Restated Agreement and Declaration of Trust of EQ Trust (the “EQ Trust DoT”) and the Agreement and Declaration of Trust of VIP Trust (the “VIP Trust DoT”) authorize each respective Board to issue shares in different series and classes. In addition, the EQ Trust DoT and VIP Trust DoT authorize each respective Board to create new series and to name the rights and preferences of the shareholders of each series. Each respective Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences.

EQ Trust currently offers three classes of shares of All Asset Growth-Alt 20 Portfolio — Class IA, Class IB and Class K shares, and two classes of shares of AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/Horizon Small Cap Value Portfolio — Class IB and Class K shares. VIP Trust currently offers one class of shares of CharterSM Moderate Portfolio — Class B shares.

Each Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class IA, Class IB, and Class B shares of the Acquiring Portfolios, as applicable. The maximum distribution and/or service (12b-1) fee for each Acquiring Portfolio’s Class IA, Class IB, and Class B shares is equal to an annual rate of 0.25% of the average daily net assets attributable to such share class. Because these distribution/service fees are paid out of each Acquiring Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges. The Class IA shares of the Acquiring Portfolios are not subject to the Reorganizations.

Board Considerations

Acquired Portfolios of EQ Trust.    At a meeting of the Board of the EQ Trust held on November 30-December 1, 2016, FMG LLC recommended that: (1) each of All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio”), All Asset Aggressive-Alt 50 Portfolio (“Alt 50 Portfolio”), and All Asset Aggressive-Alt 75 Portfolio (“Alt 75 Portfolio”), each a series of EQ Trust, be reorganized into the All Asset Growth-Alt 20 Portfolio, also a series of EQ Trust; and (2) the Pacific Global Small Cap Value Portfolio (“Pac Global”), a series of EQ Trust, be reorganized into the AXA/Horizon Small Cap Value Portfolio, also a series of EQ Trust.

FMG LLC noted that, in addition to regularly evaluating the performance of each portfolio of EQ Trust, it continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to strengthen the fund complex’s line-up. FMG LLC stated that it was recommending the Reorganizations to streamline and strengthen the fund complex’s line-up and to address certain other developments with respect to each Acquired Portfolio, including the failure of each Acquired Portfolio to attract sufficient Contractholder interest and thus achieve a more sustainable asset base as well as prospects for future growth.

FMG LLC noted that each Acquired Portfolio has a similar investment objective as its corresponding Acquiring Portfolio. FMG LLC also noted that: (1) each of the Alt 25 Portfolio, Alt 50 Portfolio, and Alt 75 Portfolio provides diversified exposure to equity securities, fixed income securities, and alternative investments through investments in other mutual funds managed by FMG LLC and exchange-traded funds, similar to the All Asset Growth- Alt 20 Portfolio; and (2) Pac Global provides exposure to securities of companies with small market capitalizations and is structured so that approximately 50% of its assets are actively managed by a sub-adviser and approximately 50% of its assets are allocated to a passive sub-adviser that seeks to track the performance of the Russell 2000 Value Index, similar to the AXA/Horizon Small Cap Value Portfolio. FMG LLC noted that, given each Acquired Portfolio’s failure to attract sufficient Contractholder interest as well as limited prospects for future growth, FMG LLC believes that it would be appropriate to reorganize each Acquired Portfolio into its corresponding Acquiring Portfolio. FMG LLC also noted that it believes the Reorganizations would be beneficial to the shareholders invested in the Acquired Portfolios because the Reorganizations would provide a means by which Contractholders with amounts allocated to an Acquired Portfolio could pursue a similar investment objective in the context of a larger fund with better growth prospects and lower expenses.

In determining whether to approve the Reorganization Plan with respect to each Acquired Portfolio and recommend its approval to shareholders, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of each Reorganization to shareholders, including estimated lower total annual operating expenses (including acquired fund fees and expenses) for the fiscal year following the Reorganization by reorganizing each Acquired Portfolio into a corresponding Acquiring Portfolio with lower total annual operating expenses (including acquired fund fees and expenses) than each Acquired Portfolio and greater potential to increase assets and thereby realize economies of scale in the Portfolio’s expenses and portfolio management fees as a result of asset growth; (2) comparisons of each Acquired Portfolio’s and Acquiring Portfolio’s investment objectives, policies, strategies, restrictions, and risks; (3) the experience and qualifications of the Manager and key personnel managing each Acquiring Portfolio; (4) the effect of the Reorganization on an Acquired Portfolio’s annual operating expenses and shareholder fees and services, including a comparison of each Acquired Portfolio’s and its corresponding Acquiring Portfolio’s management fee and administration fee; (5) the relative historical performance records of the Portfolios; (6) any change in shareholder rights; (7) the direct or indirect federal income tax consequences of the Reorganizations to shareholders and Contractholders; (8) any fees or expenses that will be borne directly or indirectly by an Acquired Portfolio in connection with its respective Reorganization; (9) the terms and conditions of the Reorganization Plan and whether a Reorganization would result in dilution of shareholder interests; (10) the potential benefits of the Reorganizations to other persons, including FMG LLC and its affiliates, as discussed below in the section entitled “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates” and (11) possible alternatives to the Reorganizations, including the potential benefits and detriments of maintaining the current structure.

In connection with the Board’s consideration of the proposed Reorganizations, FMG LLC provided to the Board information regarding the factors set forth above as well as other information relating to the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the Board, including the Independent Trustees, concluded that each Acquired Portfolio’s participation in its respective Reorganization is in its best interests and that the interests of existing shareholders of the Acquired Portfolios would not be diluted as a result of the Reorganizations. The Board of the EQ Trust’s conclusion was based on a number of factors, including the following:

•

The Reorganizations will permit shareholders invested in each Acquired Portfolio to allocate amounts to a larger combined Portfolio that pursues an identical or similar investment objective, provides comparable exposure to the same or similar asset classes and/or strategies, and has better prospects for attracting additional assets and realizing a lower total annual operating expense ratio than the relevant Acquired Portfolio (including acquired fund fees and expenses).

•

The total annual operating expense ratios for the Class IB and Class K shares of each Acquiring Portfolio are expected to be lower than those of the corresponding classes of shares of the corresponding Acquired Portfolio for the last fiscal year (restated to reflect current fees).

•

Each Portfolio is subject to an expense limitation agreement and in each case the expense limitation for the Acquiring Portfolio’s Class IB or Class K shares is the same as or lower than that for the corresponding Acquired Portfolio’s Class IB or Class K shares.

•	Following the Reorganizations, FMG LLC will continue to serve as the investment manager and administrator of each Acquiring Portfolio.

•

As a result of each Reorganization, each shareholder of Class IB and Class K shares of an Acquired Portfolio would hold, immediately after the Closing Date, Class IB or Class K shares, respectively, of the Acquiring Portfolio having an aggregate value equal to the aggregate value of the Acquired Portfolio shares that such shareholder holds as of the Closing Date.

•

Each Reorganization will be effected on the basis of each participating Portfolio’s net asset value, which will be determined in connection with each Reorganization in accordance with EQ Trust’s normal valuation procedures, which are identical for all of the Portfolios.

•	Shareholders will not pay sales charges in connection with the Reorganizations.

•

The Reorganizations are not expected to have any adverse tax results to Contractholders, as discussed further below under “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations.”

•	Each Portfolio has identical distribution, purchase and redemption procedures and identical exchange rights.

•	Any costs to the Acquired Portfolio in repositioning its portfolio in anticipation of the Reorganizations is expected to be de-minimis.

•	Potential conflicts of interest of FMG LLC in proposing the Reorganizations, as discussed further below under “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates.”

•

The Acquired Portfolio involved in each Reorganization will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of each Reorganization that exceed an Acquired Portfolio’s expense limitation set forth in its expense limitation agreement.

On the basis of the information provided to it and its evaluation of that information, the Board of the EQ Trust, including the Independent Trustees, voted unanimously to approve the Reorganization Plan and to recommend that the shareholders of each Acquired Portfolio also approve, respectively, the Reorganization Plan.

Acquired Portfolios of VIP Trust.    At a meeting of the Board of the VIP Trust held on December 5, 2016, FMG LLC recommended that the: (1) CharterSM Alternative 100 Moderate Portfolio (“Alternative 100 Moderate Portfolio”), a series of VIP Trust, be reorganized into the All Asset Growth- Alt 20 Portfolio, a series of EQ Advisors Trust (“EQ Trust”); (2) the CharterSM Income Strategies Portfolio (“Income Strategies Portfolio”) and CharterSM Interest Rate Strategies Portfolio (“Interest Rate Strategies Portfolio”), each a series of VIP Trust, be reorganized into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of EQ Trust; (3) the CharterSM International Moderate Portfolio (“International Moderate Portfolio”), a series of VIP Trust, be reorganized into the CharterSM Moderate Portfolio (“Moderate Portfolio”), also a series of VIP Trust; and (4) the CharterSM Real Assets Portfolio (“Real Assets Portfolio”), a series of VIP Trust, be reorganized into the EQ/PIMCO Global Real Return Portfolio, a series of EQ Trust.

FMG LLC noted that, in addition to regularly evaluating the performance of each portfolio of the VIP Trust, it continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to strengthen the fund complex’s line-up. FMG LLC stated that it was recommending the Reorganizations to streamline and strengthen the VIP Trust’s line-up and to address certain other developments with respect to each Acquired Portfolio, including the failure of each Acquired Portfolio to attract sufficient Contractholder interest and thus achieve a more sustainable asset base as well as prospects for future growth.

FMG LLC noted that each Acquired Portfolio has a similar investment objective as its corresponding Acquiring Portfolio. FMG LLC also noted that the Alternative 100 Moderate Portfolio and All Asset Growth- Alt 20 Portfolio provide exposure to various asset categories and strategies including alternative investments through investments in other mutual funds managed by FMG LLC and exchange-traded funds; that the Real Assets Portfolio and EQ/PIMCO Global Real Return Portfolio seek to maximum real return by investing in assets that are affected directly or indirectly by the level of and changes in the rate of inflation and, therefore, provide real returns; that the Income Strategies, Income Rate Strategies Portfolio, and AXA/DoubleLine Opportunistic Core Plus Bond Portfolio provide diversified exposure to fixed income securities; and that the International Moderate Portfolio and Moderate Portfolio provide diversified exposure to equity securities, fixed income securities, and alternative investments through investments in other mutual funds managed by FMG LLC and exchange-traded funds. FMG LLC noted that, given each Acquired Portfolio’s failure to attract sufficient Contractholder interest as well as limited prospects for future growth, FMG LLC believes it would be appropriate to reorganize each Acquired Portfolio into the corresponding Acquiring Portfolio. FMG LLC also noted that it believes the Reorganizations would be beneficial to the shareholders invested in the Acquired Portfolios because the Reorganizations would provide a means by which Contractholders with amounts allocated to an Acquired Portfolio could pursue a similar investment objective in the context of a larger fund with better growth prospects and lower expenses.

In determining whether to approve the Reorganization Plan with respect to each Acquired Portfolio and recommend its approval to shareholders, the Board of the VIP Trust, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of each Reorganization to shareholders, including estimated lower total annual operating expenses (including acquired fund fees and expenses) for the fiscal year following the Reorganization by reorganizing each Acquired Portfolio into a corresponding Acquiring Portfolio with lower total annual operating expenses (including acquired fund fees and expenses) (with the exception of the Reorganization of the International Moderate Portfolio into the Moderate Portfolio which is estimated to have the same total annual operating expense (including acquired fund fees and expenses), and greater potential to increase assets and thereby realize economies of scale in the Portfolio’s expenses and portfolio management fees as a result of asset growth; (2) comparisons of each Acquired Portfolio’s and its corresponding Acquiring Portfolio’s investment objectives, policies, strategies, restrictions, and risks; (3) the experience and qualifications of the Manager and key personnel managing each Acquiring Portfolio; (4) the effect of the Reorganization on an Acquired Portfolio’s annual operating expenses and shareholder fees and services, including a comparison of each Acquired Portfolio’s and its corresponding Acquiring Portfolio’s management fee and administration fee; (5) the relative historical performance records of the Portfolios; (6) any change in shareholder rights; (7) the direct or indirect federal income tax consequences of the Reorganizations to shareholders and Contractholders; (8) any fees or expenses that will be borne directly or indirectly by an Acquired Portfolio in connection with its respective Reorganization; (9) the terms and conditions of the Reorganization Plan and whether a Reorganization would result in dilution of shareholder interests; (10) the potential benefits of the Reorganizations to other persons, including FMG LLC and its affiliates, as discussed below in the section entitled “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates” and (11) possible alternatives to the Reorganizations, including the potential benefits and detriments of maintaining the current structure.

In connection with the Board’s consideration of the proposed Reorganizations, the Independent Trustees requested, and FMG LLC provided to the Board, information regarding the factors set forth above as well as other information relating to the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the Board, including the Independent Trustees, concluded that each Acquired Portfolio’s participation in its respective Reorganization is in its best interests and that the interests of existing shareholders of the Acquired Portfolio would not be diluted as a result of the Reorganizations. The Board’s conclusion was based on a number of factors, including the following:

•

The Reorganizations will permit shareholders invested in each Acquired Portfolio to allocate amounts to a larger combined Portfolio that pursues an identical or similar investment objective, provides comparable exposure to the same or similar asset classes and/or strategies, and has better prospects for attracting additional assets and realizing a lower total annual operating expense ratio than the relevant Acquired Portfolio (including acquired fund fees and expenses).

•

The total annual operating expense ratios for the Class IB or Class B shares, as appropriate, of an Acquiring Portfolio are expected to be the same as, or lower than, those of the corresponding class of shares of an Acquired Portfolio for the last fiscal year (restated to reflect current fees).

•

Each Portfolio is subject to an expense limitation agreement and in each case the expense limitation for the Acquiring Portfolio’s Class IB or Class B shares is the same as or lower than that for the corresponding Acquired Portfolio’s Class B shares.

•	Following the Reorganizations, FMG LLC will continue to serve as the investment manager and administrator of each Acquiring Portfolio.

•

As a result of the Reorganization, each shareholder of Class B shares of an Acquired Portfolio would hold, immediately after the Closing Date, Class IB or Class B shares, as appropriate, of the corresponding Acquiring Portfolio having an aggregate value equal to the aggregate value of the Acquired Portfolio shares that such shareholder holds as of the Closing Date.

•

Each Reorganization will be effected on the basis of each participating Portfolio’s net asset value, which will be determined in connection with each Reorganization in accordance with each Trust’s normal valuation procedures, as applicable, which are identical for all of the Portfolios.

•	Shareholders will not pay sales charges in connection with the Reorganizations.

•

The Reorganizations are not expected to have any adverse tax results to Contractholders, as discussed further below under “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations.”

•	Each Portfolio has identical distribution, purchase and redemption procedures and identical exchange rights.

•	Any costs to the Acquired Portfolio in repositioning its portfolio in anticipation of the Reorganizations is expected to be de-minimus.

•	Potential conflicts of interest of FMG LLC in proposing the Reorganizations, as discussed further below under “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates.”

•

The Acquired Portfolio involved in each Reorganization will bear the expenses of the Reorganization. However, FMG LLC has voluntarily agreed to pay expenses of each Reorganization that exceed an Acquired Portfolio’s expense limitation set forth in its expense limitation agreement.

On the basis of the information provided to it and its evaluation of that information, the Board of the VIP Trust, including the Independent Trustees, voted unanimously to approve each Reorganization Plan and to recommend that the shareholders of each Acquired Portfolio also approve, respectively, the Reorganization Plan.

Potential Benefits of the Reorganizations to FMG LLC and its Affiliates

FMG LLC may realize benefits in connection with the Reorganizations. For example, the profitability from the fees payable to FMG LLC by an Acquiring Portfolio may be higher than the profits derived from the fees paid by the corresponding Acquired Portfolio. FMG LLC may further benefit to the extent a Reorganization would eliminate or reduce FMG LLC’s obligations under an expense limitation arrangement currently in effect for an Acquired Portfolio by reorganizing the Acquired Portfolio into a corresponding Acquiring Portfolio which is operating below its expense limitation or has a lower total expense ratio. In addition, in certain cases, FMG LLC owns a significant amount of shares of the Acquired or Acquiring Portfolios representing investment of seed money by FMG LLC to facilitate the operations of an Acquired or Acquiring Portfolio. A Reorganization may increase the size of a Portfolio such that FMG LLC could redeem shares that it holds in a Portfolio representing such seed money investments. Redeeming seed money from an Acquired or Acquiring Portfolio may enable FMG LLC to reduce its costs associated with providing seed capital and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. Furthermore, FMG is expected to experience and benefit from a number of efficiencies associated with the streamlining of the fund family. In considering whether to approve the proposed Reorganizations, the Boards recognized these potential benefits to and conflicts of interest of FMG LLC and its affiliates, and concluded that the potential benefits of the proposed Reorganizations, including achieving lower or the same total operating expenses with improved prospects for attracting additional assets and lowering expenses, supported a decision to approve the Reorganizations.

Descriptions of Risk Factors

A Portfolio’s performance may be affected by one or more of the following risks, which are described in detail in Appendix B “More Information on Strategies and Risk Factors.”

Risks	Alt 25 Portfolio	Alt 50 Portfolio	Alt 75 Portfolio	Alternative 100 Moderate Portfolio	All Asset Growth-Alt 20 Portfolio
Affiliated Portfolio Risk	X	X	X	X	X
Alternative Investment Risk	X	X	X		X
Commodity Price Volatility Risk	X	X	X		X
Commodity Risk				X
Convertible Securities Risk	X	X	X	X	X
Credit Risk	X	X	X	X	X
Derivatives Risk				X
Energy Sector Risk	X	X	X		X
Equity Risk	X	X	X	X	X
Floating Rate Loan Risk
Foreign Securities Risk	X	X	X	X	X
Currency Risk	X	X	X	X	X
Depositary Receipts Risk	X	X	X		X
Emerging Markets Risk	X	X	X	X	X
Futures Contract Risk				X
Infrastructure Sector Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
Investment Grade Securities Risk	X	X	X	X	X
Large-Cap Company Risk	X	X	X	X	X
Leveraging Risk				X
Listed Private Equity Company Risk				X
Market Risk				X
Mid-Cap and Small-Cap Company Risk	X	X	X	X	X
Natural Resources Sector Risk	X	X	X	X	X
Non-Investment Grade Securities Risk	X	X	X	X	X
Non-Traditional (Alternative) Investment Risk				X
Portfolio Management Risk				X
Real Estate Investing Risk	X	X	X	X	X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	X	X	X	X
Securities Lending Risk	X	X	X		X
Special Situations Risk	X	X	X	X	X

Risks	Income Strategies Portfolio	Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
Affiliated Portfolio Risk	X	X
Collateralized Loan Obligations Risk			X
Convertible Securities Risk		X
Credit Risk	X	X	X
Derivatives Risk	X	X
Distressed Companies Risk			X
Equity Risk	X	X
Floating Rate Loan Risk	X	X
Foreign Securities Risk	X	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X	X
Geographic Concentration Risk			X
Inflation-Indexed Bonds Risk	X	X
Infrastructure Sector Risk	X	X
Interest Rate Risk	X	X	X
Inverse Floaters Risk			X

Risks	Income Strategies Portfolio	Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
Investment Grade Securities Risk	X	X	X
Large-Cap Company Risk	X	X
Liquidity Risk	X	X	X
Loan Risk	X	X	X
Market Risk	X	X
Money Market Risk		X
Mortgage-Backed and Asset- Backed Securities Risk			X
Natural Resources Sector Risk	X	X
Non-Investment Grade Securities Risk	X	X	X
Non-Traditional (Alternative) Investment Risk	X	X
Political/Economic Risk			X
Portfolio Management Risk	X	X
Portfolio Turnover Risk			X
Real Estate Investing Risk	X	X
Redemption Risk			X
Regulatory Risk			X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	X
Risks Related to Investing in Other Investment Companies			X
Securities Lending Risk			X
Settlement Risk			X
Transaction Costs Risk			X
U.S. Government Securities Risk			X

Risks	International Moderate Portfolio	Moderate Portfolio
Affiliated Portfolio Risk	X	X
Convertible Securities Risk		X
Credit Risk	X	X
Derivatives Risk	X	X
Equity Risk	X	X
Floating Rate Loan Risk		X
Foreign Securities Risk	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X
Futures Contract Risk	X	X
Inflation-Indexed Bonds Risk	X	X
Infrastructure Sector Risk	X
Interest Rate Risk	X	X
Investment Grade Securities Risk	X	X
Large-Cap Company Risk	X	X
Leveraging Risk
Liquidity Risk	X	X
Loan Risk		X
Market Risk	X	X
Mid-Cap and Small-Cap Company Risk	X	X
Money Market Risk		X
Non-Investment Grade Securities Risk	X	X
Non-Traditional (Alternative) Investment Risk	X
Portfolio Management Risk	X	X
Real Estate Investing Risk	X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	X
Sector Concentration Risk		X
U.S. Government Securities Risk		X

Risks	Real Assets Portfolio	EQ/PIMCO Global Real Return Portfolio
Affiliated Portfolio Risk	X
Commodity Risk	X
Credit Risk	X	X
Derivatives Risk	X	X
Equity Risk		X
Foreign Securities Risk	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X
Inflation-Indexed Bonds Risk	X	X
Infrastructure Sector Risk	X
Interest Rate Risk	X	X
Investment Grade Securities Risk	X	X
Leveraging Risk		X
Liquidity Risk	X	X
Market Risk	X
Mortgage-Backed and Asset-Backed Securities Risk		X
Natural Resources Sector Risk	X
Non-Investment Grade Securities Risk	X	X
Portfolio Management Risk	X
Portfolio Turnover Risk		X
Real Estate Investing Risk	X
Redemption Risk		X
Securities Lending Risk		X
U.S. Government Securities Risk		X

Risks	AXA/Horizon Small Cap Value Portfolio	Pac Global Portfolio
ETF risk	X
Equity Risk	X	X
Foreign Securities Risk	X	X
Currency Risk	X	X
Depository Receipts Risk	X	X
Emerging Markets Risk	X	X
Indexed Strategy Risk	X	X
Investment Style Risk	X	X
Multiple Adviser Risk	X	X
Non-Investment Grade Securities Risk	X
Portfolio Turnover Risk	X	X
Securities Lending Risk	X	X
Small-Cap Company Risk	X
Small-cap and Micro-Cap Company Risk		X
Special Situations Risk	X

Affiliated Portfolio Risk:    In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

Alternative Investment Risk:    To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectation. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

Collateralized Loan Obligations Risk:    In addition to the typical risks associated with fixed income securities discussed elsewhere in this Prospectus (e.g., interest rate risk and credit risk), collateralized loan obligations (“CLOs”) carry additional risks including, but are not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the quality of the collateral may decline in value or default; (c) the risk that a Portfolio may invest in CLOs that are subordinate to other classes; and (d) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commodity Price Volatility Risk:    Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Commodity Risk:    Investments in certain issuers, especially resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Portfolio’s holdings to lose value. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices.

Convertible Securities Risk:    The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases a Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which mean that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are normally “junior” securities, which mean an issuer usually must pay interest on its nonconvertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.

Credit Risk:    The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk:    Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk:    A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to a portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Distressed Companies Risk:    Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Securities of distressed companies may be less liquid and are generally more likely to become worthless than the securities of more financially stable companies. If the issuer of a security held by a Portfolio defaults, a Portfolio may experience significant losses on the security, which may lower a Portfolio’s net asset value. Securities tend to lose much of their value before the issuer defaults.

Emerging Markets Risk:    There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. Investments in emerging markets are more susceptible to loss than investments in developed markets. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Energy Sector Risk:    The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters.

Equity Risk:    In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Floating Rate Loan Risk:    Floating rate loans generally are subject to restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized, and can decline significantly in value.

Focused Portfolio Risk:    A Portfolio may employ a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, sector or geographic region. As a result, a Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on a Portfolio’s net asset value. Further, a Portfolio may be more sensitive to events affecting a single industry, sector or geographic region. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as a Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a portfolio that is more broadly invested.

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Futures Contract Risk:    The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject a Portfolio to leveraging risk.

Geographic Concentration Risk:    To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on a Portfolio’s investment performance and that a Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Index Strategy Risk:    A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Inflation-Indexed Bonds Risk:    Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Portfolio may have no income at all from such investments.

Infrastructure Sector Risk:    Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations.

Interest Rate Risk:    The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Inverse Floaters Risk:    Inverse floaters are fixed income securities with a floating or variable rate of interest. Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices, and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Grade Securities Risk:    Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Manager or the Sub-Adviser to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Style Risk:    The Portfolio may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk:    When a Portfolio leverages its holdings, the value of an investment in a Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because a Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of a Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of a Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, a Portfolio may experience substantial losses.

Liquidity Risk:    The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. A Portfolio may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to a Portfolio.

Listed Private Equity Company Risk:    Listed private equity companies include publicly traded vehicles whose purpose is to invest in privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investing in less mature privately held companies involves greater risk than investing in well-established, publicly-traded companies.

Loan Risk:    Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that a Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which a Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, a Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. To the extent that a Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that a Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk:    The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.

Mid-Cap, Small-Cap and Micro-Cap Company Risk:    A Portfolio’s investments in mid-, small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and microcap companies than for mid-cap companies.

Money Market Risk:    Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. The Securities and Exchange Commission recently adopted changes to the rules that govern money market funds. These changes may affect a money market fund’s investment strategies, operations and/or return potential.

Mortgage-Backed and Asset-Backed Securities Risk:    The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivate to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Portfolio. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Multiple Adviser Risk:    The Manager allocates the Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, the Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Natural Resources Sector Risk:    The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/ or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

Non-Investment Grade Securities Risk:    Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by the Manager or Sub-Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Non-Traditional (Alternative) Investment Risk:    To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in non-traditional (alternative) investments, the Portfolio will be subject to the risks associated with such investments. Nontraditional (alternative) investments may use a different approach to investing than do traditional investments (stocks, bonds, and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectations. Non-traditional (alternative) investments may have different characteristics and risks than do traditional investments. Non-traditional (alternative) investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent, and may have more complicated tax profiles than traditional investments. In addition, the performance of non-traditional (alternative) investments may be more dependent on investment manager experience and skill than traditional investments. The use of non-traditional (alternative) investments may not achieve the desired effect.

Political/Economic Risk:    Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Portfolio Management Risk:    The risk that strategies used by the Manager or a Sub-Adviser(s) and their securities selections fails to produce the intended results.

Portfolio Turnover Risk:    High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Real Estate Investing Risk:    Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of taxable income and net realized gains. Failure to meet these requirements may have adverse consequences on a Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Redemption Risk:    A Portfolio may experience periods of heavy redemptions that could cause a Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Regulatory Risk:    Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs:    A Portfolio that invests in other investment companies will indirectly bear fees and expenses charged by those investment companies, in addition to a Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. A Portfolio is also subject to the risks associated with the securities in which the other investment companies invest and the ability of a Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their investment objectives. A Portfolio and the other investment companies are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, a Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular other investment company will depend upon the extent to which a Portfolio’s assets are allocated from time to time for investment in the other investment company, which will vary.

Securities Lending Risk:    A Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, a Portfolio’s securities lending agent may indemnify a Portfolio against that risk, and the loans will be collateralized at least 100%, which collateral may be applied to repurchase or reacquire the lent securities in the event of a borrower’s default. A Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Portfolio’s ability to vote proxies or to settle transactions.

Settlement Risk:    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be un-invested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Portfolio could be liable for any losses incurred.

Small-Cap and Micro-Cap Company Risk:    The Portfolio’s investments in small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources, and more limited markets for their stock as compared with larger companies, and may have less experienced management and unproven track records. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for micro-cap companies than for small-cap companies.

Small-Cap Company Risk:    The Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources, and more limited markets for their stock as compared with larger companies. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Special Situations Risk:    The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, restructuring, bankruptcy or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Federal Income Tax Consequences of the Reorganizations

Taxable Reorganizations.    It is anticipated that the Reorganizations of the Alt 50 Portfolio and the Alt 75 Portfolio into the All Asset Growth-Alt 20 Portfolio, the Income Strategies Portfolio and the Interest Rate Strategies Portfolio into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, the Real Assets Portfolio into the EQ/PIMCO Global Real Return Portfolio, and the International Moderate Portfolio into the CharterSM Moderate Portfolio will not qualify, for federal income tax purposes, as tax-free reorganizations. As a result, gain or loss will be recognized by each of those Acquired Portfolios on the transfer of its assets to the corresponding Acquiring Portfolio (or, in the cases of certain of those Acquired Portfolios, on the disposition of its securities holdings) and its shareholders, but no gain or loss will be recognized by the Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of those Acquired Portfolios. In addition, pursuant to each such Reorganization, (1) each such shareholder’s (a) adjusted basis for federal income tax purposes (“basis”) in the Acquiring Portfolio Shares it receives in the Reorganization will be the fair market value thereof at the time the Reorganization is consummated (“Effective Time”) and (b) holding period for those Acquiring Portfolio Shares will begin on the following day, and (2) the Acquiring Portfolio’s (a) basis in the Transferred Assets it receives will be the fair market value thereof at the Effective Time and (b) holding period for those Transferred Assets will begin on the following day.

Tax-free Reorganizations.    The Reorganizations of the Alt 25 Portfolio and the Alternative 100 Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio and the Reorganization of the Pac Global Portfolio into the AXA/Horizon Small Cap Value Portfolio each is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Code. As a condition to consummation of each such Reorganization, the Trust will receive an opinion from K&L Gates LLP (“Counsel”), with respect to the Reorganization and the Portfolios participating therein and their shareholders, substantially to the effect that — based on the facts and assumptions stated therein and conditioned on certain representations of the Trust being true and complete at the Effective Time and consummation of the Reorganization in accordance with the applicable Reorganization Plan and applicable Reorganization Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Counsel has not approved) — for federal income tax purposes:

(1) the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(D) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of section 368(b) of the Code);

(2) neither Portfolio will recognize any gain or loss on the Reorganization;

(3) an Acquired Portfolio shareholder will not recognize any gain or loss on the exchange of its Acquired Portfolio Shares for Acquiring Portfolio Shares;

(4) an Acquired Portfolio shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Portfolio Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Acquired Portfolio Shares, provided the shareholder holds the latter as capital assets at the Effective Time; and

(5) the Acquiring Portfolio’s basis in each Transferred Asset the Acquired Portfolio transfers to it will be the same as the Acquired Portfolio’s basis therein immediately before the Reorganization, and the Acquiring Portfolio’s holding period for each such asset will include the Acquired Portfolio’s holding period therefor (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Portfolios participating therein or the participating Acquired Portfolio’s shareholders with respect to any Transferred Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Notwithstanding that the Reorganization of the Alternative 100 Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio will qualify for the federal income tax treatment described in the preceding paragraph, because (as mentioned above) that Acquired Portfolio will liquidate all its securities holdings before the Effective Time, it will realize all unrealized gain in those assets on their disposition, which gain must be distributed to its shareholders at or before the Effective Time. In addition, because the Transferred Assets in that Reorganization will be cash, clause (5) will be irrelevant.

As a result of a tax-free Reorganization, the participating Acquiring Portfolio will succeed to certain tax attributes of the corresponding Acquired Portfolio, except that the amount of the latter’s accumulated capital loss carryovers that the former may use to offset capital gains it recognizes after its Reorganization will be subject to an annual limitation under sections 382 and 383 of the Code. An Acquiring Portfolio may carry over to (and use in, subject to the sections 382/383 limitation) subsequent taxable years capital losses the corresponding Acquired Portfolio incurred, including any net capital loss that Acquired Portfolio sustains during its taxable year ending at the Effective Time and any net unrealized built-in loss that Acquired Portfolio has on that date, for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term (as under previous law).

In general, the sections 382/383 limitation applicable to an Acquiring Portfolio for each taxable year will equal the sum of (1) the product of the net asset value of the corresponding Acquired Portfolio as of the Effective Time multiplied by the “long-term tax-exempt rate” (which is a market-based rate published by the Internal Revenue Service (“Service”) each month, currently 2.04%) for the month in which the Effective Time occurs plus (2) the amount of any net unrealized built-in gain of that Acquired Portfolio as of the Effective Time that it recognizes in any taxable year all or part of which is in the period through the fifth anniversary of the Effective Time (as long as the amount of that net unrealized built-in gain is greater than the lesser of (i) 15% of that net asset value or (ii) $10,000,000). The annual limitation will be proportionately reduced for the portion of an Acquiring Portfolio’s current taxable year after the Effective Time and for any subsequent short taxable year.

Both Reorganizations.    Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in Acquired Portfolio Shares will not recognize any gain or loss as a result of the Reorganizations. If an Acquired Portfolio sells securities before its Reorganization, it may recognize gains or losses (which losses could be significant) on those sales. Any net gains recognized on those sales would increase the amount of any distribution the Acquired Portfolio must make to its shareholders before consummating its Reorganization.

If a Reorganization fails to meet the requirements of Code section 368(a)(1)(D), a Separate Account that is invested in shares of the Acquired Portfolio involved therein could realize a gain or loss on the transaction equal to the difference between its basis in those shares and the fair market value of the Acquiring Portfolio Shares it receives.

The Trust has not sought a tax ruling from the Service but instead is acting in reliance on the opinion of Counsel discussed above. That opinion is not binding on the Service or the courts and does not preclude the Service from adopting a contrary position. Contractholders are urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Management of EQ Trust and VIP Trust

This section provides information about the Trusts, the Manager, and the Sub-Advisers for the Portfolios of the Trusts involved in the Reorganizations.

EQ Trust

EQ Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of EQ Trust and its Portfolios. EQ Trust issues shares of beneficial interest that are currently divided among eighty-six (86) Portfolios, sixty-one (61) of which have authorized Class IA, Class IB and Class K shares, twenty-five (25) of which are only authorized to issue Class IB and Class K shares. This Combined Proxy Statement/Prospectus describes the Class IB and Class K shares of the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, All Asset Growth- Alt 20 Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, AXA/Horizon Small Cap Value Portfolio, and Pac Global.

VIP Trust

VIP Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board is responsible for the overall management of VIP Trust and its Portfolios. VIP Trust issues shares of beneficial interest that are currently divided among twenty-three (23) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Combined Proxy Statement/Prospectus describes the Class B shares of the Alt 100 Moderate Portfolio, Real Assets Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and CharterSM Moderate Portfolio.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Manager to each Acquired Portfolio and each Acquiring Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to certain portfolios of EQ Trust; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each Acquired Portfolio and Acquiring Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment manager to mutual funds and other pooled investment vehicles and, as of December 31, 2016, had approximately $101.5 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trusts and the Portfolios. With respect to the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, All Asset Growth- Alt 20 Portfolio, Alt 100 Moderate Portfolio, Real Assets Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and CharterSM Moderate Portfolio, the Manager is responsible for determining the asset allocation range for these Portfolios and ensuring that the allocations are consistent with the guidelines that have been approved by the applicable Board. The Manager also periodically establishes specific percentage targets for each asset category and identifies each Underlying Portfolio and Underlying ETF to be held by these Portfolios using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager also rebalances these Portfolios’ holdings through its selection of Underlying Portfolios and Underlying ETFs as deemed necessary to bring the asset allocation of each Portfolio back into alignment with its asset allocation range and target investment percentages.

The Manager may be subject to potential conflicts of interest in selecting Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Manager may be subject to potential conflicts of interest in selecting affiliated Underlying Portfolios because the fees paid to it by some of the affiliated Underlying Portfolios are higher than the fees paid by other affiliated Underlying Portfolios.

With respect to the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio, and Pac Global Portfolio, the Manager provides or oversees the provision of all investment advisory, portfolio management, and administrative services to these Portfolios. The Manager has supervisory responsibility for the management and investment of these Portfolios’ assets and develops overall investment strategies for the Portfolios. The Manager also has discretion to make all determinations with respect to the investment of these Portfolio’s assets. As further discussed below, the Manager’s management responsibilities include the selection and monitoring of Sub-Advisers.

With respect to the AXA/Horizon Small Cap Value Portfolio and Pac Global Portfolio (“Hybrid Portfolios”), each of which consists of an Index Allocated Portion and an Active Allocated Portion, the Manager is responsible for, among other things, determining the asset allocation range for the Portfolios, selecting and monitoring the Sub-Advisers for the Portfolios, advising the ETF Allocated Portions of the Portfolios (including selecting Underlying ETFs in which the Portfolios invest) and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. With respect to certain of the Hybrid Portfolios, the Manager also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of each Portfolio.

The Manager plays an active role in monitoring each portfolio and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The

Manager also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with the portfolios’ (or portion thereof) investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact a Sub-Adviser’s overall business. The Manager monitors continuity in a Sub-Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Sub-Adviser no less frequently than annually. The Manager obtains detailed, comprehensive information concerning portfolio and Sub-Adviser performance and portfolio operations that is used to supervise and monitor a Sub-Adviser and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which portfolio performance is measured.

The Manager selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the portfolio (or portions thereof). The Manager may appoint, dismiss and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the EQ Trust’s Board. The Manager also may allocate a portfolio’s assets to additional Sub-Advisers subject to the approval of the Board and has discretion to allocate a portfolio’s assets among a portfolio’s current Sub-Advisers. The Manager recommends Sub-Advisers for a portfolio to the Board based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

If the Manager appoints, dismisses or replaces a Sub-Adviser to a portfolio or adjusts the asset allocation among Sub-Advisers in a portfolio the affected portfolio may experience a period of transition during which the securities held in the portfolio may be repositioned in connection with the change in Sub-Adviser(s). A portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as an adviser to the portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Comparative Performance Information” above, the past performance of a portfolio is not necessarily an indication of future performance. This may be particularly true for any portfolios that have undergone Sub-Adviser changes and/or changes to the investment objectives or policies of the portfolio.

The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the EQ Trust’s Board. A committee of FMG LLC investment personnel (“Investment Committee”) is primarily responsible for the selection, monitoring and oversight of each Portfolio’s Sub-Adviser(s), as applicable, and performs other duties for portfolios not described in this Combined Proxy Statement/Prospectus.

The Manager has received an exemptive order from the SEC to permit it and the Board to appoint, dismiss and replace Sub-Advisers and to amend the sub-advisory agreements between the Manager and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trusts’ Boards, to appoint, dismiss and replace Sub-Advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (the “Affiliated Sub-Adviser”), such as AllianceBernstein, AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected portfolio’s shareholders. An amendment to an investment management agreement between FMG LLC and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a portfolio will also be submitted to shareholders for approval.

The portfolio managers at FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, that are jointly and primarily responsible for the day-to-day management of each Portfolio are: Kenneth T. Kozlowski, CFP®, CLU, ChFC, and Alwi Chan, CFA®.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of EQ Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of EQ Trust from 2002 to 2007. He has been managing the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio since May 2015 and the EQ/PIMCO Global Real Return Portfolio since May 2011.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of EQ Trust since 2007. He has been managing the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio since May 2015 and the EQ/PIMCO Global Real Return Portfolio since May 2009.

Management and Administrative Fees

Each Portfolio pays a fee to FMG LLC for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received from each Portfolio in 2016 for managing the Portfolio and the rate of the management fees waived by the Manager in 2016 in accordance with the provisions of the Expense Limitation Arrangement, as defined below, with respect to each Portfolio.

Acquiring Portfolio	Annual Rate Received All Classes	Rate of Fees Waived and Expenses Reimbursed
		Class IB	Class K	Class B
All Asset Growth-Alt 20 Portfolio	0.10%	(0.01)%	(0.01)%	N/A
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	0.60%	(0.05)%	(0.06)%	N/A
CharterSM Moderate Portfolio	0.15%	N/A	N/A	(0.94)%
EQ/PIMCO Global Real Return Portfolio	0.60%	(0.18)%	(0.17)%	N/A
AXA/Horizon Small Cap Value Portfolio	0.80%	(0.09)%	(0.09)%	N/A

Acquired Portfolio	Annual Rate Received All Classes	Rate of Fees Waived and Expenses Reimbursed
		Class IB	Class K	Class B
Alt 25 Portfolio	0.10%	(0.47)	(0.47)	N/A
Alt 50 Portfolio	0.10%	(4.75)	(3.01)%	N/A
Alt 75 Portfolio	0.10%	(4.52)	(3.00)%	N/A
Alternative 100 Moderate Portfolio	0.15%	N/A	N/A	(0.83)
Income Strategies Portfolio	0.15%	N/A	N/A	(2.70)%
Interest Rate Strategies Portfolio	0.15%	N/A	N/A	(2.67)%
International Moderate Portfolio	0.15%	N/A	N/A	(0.94)%
Real Assets Portfolio	0.15%	N/A	N/A	(1.94)%
Pac Global Portfolio	0.80%	(0.10)%	(0.10)%	N/A

In the interest of limiting through April 30, 2018 (unless the Board of Trustees of the respective Trust consents to an earlier revision or termination of this arrangement) the expenses of certain portfolios, the Manager has entered into an expense limitation agreement with each Trust with respect to each Acquiring Portfolio (“Expense Limitation Arrangement”). Pursuant to the Expense Limitation Arrangement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each Acquiring Portfolio so that (1) the annual operating expenses of AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/Horizon Small Cap Value Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Acquiring Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below, and (2) the annual operating expenses (including acquired fund fees and expenses) of the All Asset Growth-Alt 20 Portfolio and Moderate Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below:

Acquiring Portfolio	Total Expenses Limited to (% of average daily net assets)
	Class IB	Class K	Class B
All Asset Growth-Alt 20 Portfolio	1.35%	1.10%	N/A
AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	1.05%	0.80%	N/A
CharterSM Moderate Portfolio	N/A	N/A	1.30%
EQ/PIMCO Global Real Return Portfolio	1.00%	0.75%	N/A
AXA/Horizon Small Cap Value Portfolio	1.15%	0.90%	N/A

The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2018. The All Asset Growth-Alt 20 Portfolio offers Class IA shares and the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio and EQ/PIMCO Global Real Return Portfolio each offer Class K shares, which are subject to the Expense Limitation Arrangement but are not subject to the Reorganization. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Acquiring Portfolio’s expense ratio and such reimbursements do not exceed the Acquiring Portfolio’s expense cap at the time of the waiver and/or reimbursement. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Acquiring Portfolio will be charged such lower expenses.

In the interest of limiting through April 30, 2017 (unless the Board of Trustees of the respective Trust consents to an earlier revision or termination of this arrangement) the expenses of certain portfolios, the Manager has entered into an expense limitation agreement with each Trust with respect to each Acquired Portfolio (“Expense Limitation Arrangement”). Pursuant to the Expense Limitation Arrangement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each Acquired Portfolio so that (1) the annual operating expenses of the Alt 25 Portfolio, Alt 50 Portfolio, and Alt 75 Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below; (2) the annual operating expenses (including acquired fund fees and expenses) of the Alternative 100 Moderate Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and Real Assets Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below; and (3) the annual operating expenses of the Pac Global Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange-traded investment vehicles in which the Portfolio invests and extraordinary expenses) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Acquired Portfolio	Total Expenses Limited to (% of average daily net assets)
	Class IB	Class K	Class B
Alt 25 Portfolio	0.65%	0.40%	N/A
Alt 50 Portfolio	0.65%	0.40%	N/A
Alt 75 Portfolio	0.65%	0.40%	N/A
Alternative 100 Moderate Portfolio	N/A	N/A	1.55%
Income Strategies Portfolio	N/A	N/A	1.20%

Acquired Portfolio	Total Expenses Limited to (% of average daily net assets)
	Class IB	Class K	Class B
Interest Rate Strategies Portfolio	N/A	N/A	1.20%
International Moderate Portfolio	N/A	N/A	1.25%
Real Assets Portfolio	N/A	N/A	1.40%
Pac Global Portfolio	1.20%	0.95%	N/A

The Manager has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Pac Global Portfolio so that the annual operating expenses of the Portfolio (exclusive of interest, taxes, brokerage commissions, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) as a percentage of average daily net assets do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio.

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of a Portfolio’s expense ratio and such reimbursements do not exceed a Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, a Portfolio will be charged such lower expenses. The Manager’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement. The expense limitation described above for the Acquired Portfolios is the current arrangement of the Acquired Portfolios and will not continue if their Reorganizations are approved. If the Acquired Portfolios are reorganized, the Manager will forgo the recoupment of any amounts waived or reimbursed with respect to the Acquired Portfolios prior to their Reorganizations.

Each Sub-Adviser to a Portfolio is paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or a decrease in the amount of the management fee retained by the Manager, without shareholder approval. A discussion of the basis for the decision by the Board of each of EQ Trust and VIP Trust to approve the investment management and sub-advisory agreements with respect to each Portfolio is available in each respective Trust’s Semi-Annual or Annual Report to Shareholders.

FMG LLC also currently serves as the Administrator of the Portfolios. The administrative services provided to the Trusts by FMG LLC include, among others, coordination of each Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of each Trust’’ proxy voting policies and procedures and anti-money laundering program.

For administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee.

Each of Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, Alt 100 Moderate Portfolio, Real Assets Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, All Asset Growth-Alt 20 Portfolio, and CharterSM Moderate Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the All Asset Growth-Alt 20 Portfolio and CharterSM Moderate Portfolio are aggregated with those of EQ Trust’s Strategic Allocation Portfolios and AXA/Franklin Templeton Allocation Managed Volatility Portfolio, and with VIP Trust Portfolios, which are also managed by FMG LLC, each of which are offered in other prospectuses (together with the All Asset Growth-Alt 20 Portfolio and CharterSM Moderate Portfolio, the “Fund-of-Funds Portfolios”). The asset-based administration fee is equal to an annual rate of 0.15% of the first $35 billion of the aggregate average daily net assets of the Fund-of-Funds Portfolios; 0.11% of the next $10 billion; $0.10% of the next 5 billion and 0.095% thereafter.

Each of AXA/DoubleLine Opportunistic Core Plus Bond Portfolio and EQ/PIMCO Global Real Return Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Single-Advised Portfolios, subject to a minimum annual fee of $30,000. The Single-Advised Portfolios include AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, AXA/AB Short Duration Government Bond Portfolio, AXA/Loomis Sayles Growth Portfolio, AXA Natural Resources Portfolio, AXA Real Estate Portfolio, AXA SmartBeta Equity Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/Calvert Socially Responsible Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/International Equity Index Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/Invesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/MidCap Index Portfolio, EQ/Money Market Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/UBS Growth and Income Portfolio, and EQ/Wells Fargo Omega Growth Portfolio, (together with the EQ/Energy ETF Portfolio and EQ/Low Volatility Global ETF Portfolio, which are offered in another prospectus). The Single-Advised Portfolios’ asset based administration fee rates based on aggregate average daily net assets of the Single-Advised Portfolios is equal to an annual rate of: 0.100% of the first $30 billion; 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.0925% thereafter.

Each of the Pac Global Portfolio and AXA/Horizon Small Cap Value Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Small Cap Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and Multimanager Technology Portfolio (each a “Hybrid Portfolio”), and the AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, and the ATM Portfolios (the ATM Portfolios are ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio and AXA International Managed Volatility Portfolio, which are offered in another Prospectus), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.15% of the first $25 billion of the aggregate average daily net assets of the Portfolios, Hybrid Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, and the ATM Portfolios; 0.11% on the next $10 billion; 0.10% on the next $5 billion; and 0.095% thereafter.

The Sub-Advisers

Each of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio, and Pac Global Portfolio’s investments are selected by its Sub-Adviser(s). The following table describes the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio, and Pacific Global Portfolio’s Sub-Adviser(s) and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of each Portfolio is available in the EQ Trust and VIP Trust Statement of Additional Information dated May 1, 2016, as supplemented.

Portfolio	Sub-Adviser and Portfolio Managers	Business Experience

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio	DoubleLine Capital LP 333 S. Grand Avenue, Suite 1800, Los Angeles, CA 90071 Portfolio Managers Jeffrey E. Gundlach	Jeffrey E. Gundlach is the founder, Chief Executive Officer, and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer and Chief Investment Officer of DoubleLine since its inception in December 2009. Mr. Gundlach has a B.A. in Mathematics and Philosophy from Dartmouth College. He has been managing the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio since May 2015.

EQ/PIMCO Global Real Return Portfolio	Pacific Investment Management Company LLC 650 Newport Center Drive, Newport Beach, CA 92660 Portfolio Managers Mihir P. Worah Jeremie Banet

Mihir P. Worah is CIO Asset Allocation and Real Return and a managing director in the Newport Beach office. He is a member of the Investment Committee and the Executive Committee, and oversees portfolio management for the U.S. He is a generalist portfolio manager who manages a variety of fixed income, commodity and multi-asset portfolios. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 15 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago. He has been managing the EQ/PIMCO Global Real Return Portfolio since February 2013.

Jeremie Banet is an executive vice president in the Newport Beach office and a portfolio manager on the real return team. Prior to joining PIMCO in 2011, he traded inflation-linked investments at Nomura Fixed Income. Prior to that, he was with BNP Paribas, most recently as head of U.S. inflation trading. He has 15 years of investment and financial services experience and holds a master’s degree in applied economics and an undergraduate degree from Paris IX Dauphine University. He has been managing the EQ/PIMCO Global Real Return Portfolio since May 2015.

AXA/Horizon Small Cap Value Portfolio	Horizon Asset Management LLC 470 Park Avenue South, New York, NY 10016 Portfolio Managers Murray Stahl Matthew Houk	Murray Stahl is primarily responsible for the investment decisions for an Active Allocated Portion of the AXA/Horizon Small Cap Value Portfolio. Mr. Stahl currently serves as Chairman and Chief Investment Officer of Horizon. Mr. Stahl, a co-founder of Horizon, has over thirty years of investing experience and, in addition to overseeing the Horizon Research Team, is Chairman of Horizon’s Investment Committee, which is responsible for portfolio management decisions. Mr. Stahl has full authority over all aspects of the an Active Allocated Portion of the AXA/Horizon Small Cap Value Portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and management of daily cash balances in accordance with anticipated investment management requirements.

Portfolio	Sub-Adviser and Portfolio Managers	Business Experience
Matthew Houk’s primary responsibility is to assist Mr. Stahl in communicating Horizon’s investment strategy and research to clients. In addition, Mr. Houk is responsible for conducting and authoring research and is also a Co-Portfolio Manager of a small-cap fund managed by an affiliate of Horizon. Mr. Houk joined the firm in 2008 and prior to that, was with Goldman, Sachs & Co. from 2005 to 2008.

BlackRock Investment Management, LLC P.O. Box 9011, Princeton, NJ 08543-9011 Portfolio Managers Alan Mason Greg Savage, Creighton Jue Rachel M. Aguirre

Alan Mason, Managing Director of BlackRock since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 1996 to 2008.

Greg Savage, Managing Director of BlackRock since 2010; Director of BlackRock in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.

Creighton Jue, CFA, Managing Director of BlackRock since 2011; Director of BlackRock from 2009 to 2011; Principal of BGI from 2000 to 2009.

Rachel M. Aguirre, Director of BlackRock since 2012; Vice President of BlackRock from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

AXA/Pacific Global Small Cap Value Portfolio	Pacific Global Investment Management Company 101 N. Brand Blvd., Suite 1950 Glendale, CA 91203 Portfolio Managers George A. Henning	George A. Henning is primarily responsible for the day-to-day management of the Active Allocated Portion of the AXA/Pacific Global Small Cap Value Portfolio. Mr. Henning has been a portfolio manager since 1993.

Legal Proceedings

A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“AXA Equitable FMG”) (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), for alleged excessive fees paid to AXA Equitable and AXA Equitable FMG for investment management services.

In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. AXA Equitable FMG (“Sanford Litigation”). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to AXA Equitable FMG for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and the Court agreed to consolidate the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of EQ Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, plaintiffs and defendants filed motions for summary judgement, which were denied by the Court.

The non-jury trial commenced in January 2016 and testimony concluded in February 2016. Closing arguments occurred in June 2016 following post-trial briefing. In August 2016, the Court issued its decision in favor of AXA Equitable and AXA Equitable FMG, finding that the Plaintiffs had failed to meet their burden to demonstrate that AXA Equitable and AXA Equitable FMG breached their fiduciary duty in violation of Section 36(b) or show any actual damages. In September 2016, the Plaintiffs filed a motion to amend the trial opinion and to amend or make new findings of fact and/or conclusions of law, which was denied by the Court in December 2016. In December 2016, plaintiffs filed a notice to appeal the Court’s decision to the United States Court of Appeals for the Third District.

On November 1, 2010, EQ Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to EQ Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the AXA Mid Cap Value Managed Volatility Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the AXA Mid Cap Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above six Portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio – $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio – $1,122,000; (iii) the AXA Mid Cap Value Managed Volatility Portfolio – $2,992,000; (iv) the AXA Large Cap Core Managed Volatility Portfolio – $64,600; (v) the EQ/Small Company Index II Portfolio (now called EQ/Small Company Index) – $61,200; (vi) the EQ/Common Stock Index II Portfolio (now called EQ/Common Stock Index) – $18,360; and (vii) the Multimanager Large Cap Value Portfolio (now called AXA Large Cap Value Managed Volatility Portfolio) – $3,359,200.

The lawsuits do not allege any misconduct by the EQ Trust or its Portfolios. The Noteholders and Retirees’ suits have been dismissed and the United States Court of Appeals for the Second Circuit has affirmed the dismissal of those suits. The Committee Suit remains pending before the United States District Court for the Southern District of New York. The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

Portfolio Services

Portfolio Distribution Arrangements

EQ Trust

EQ Trust offers Class IA shares, Class IB shares, and Class K shares on behalf of the All Asset Growth - Alt 20 Portfolio. EQ Trust offers Class IB shares and Class K shares of the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio, All Asset Growth- Alt 20 Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, AXA/Horizon Small Cap Value Portfolio, and Pac Global. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

EQ Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares (“Distribution Plan”). Under the Distribution Plan, the Class IA and Class IB shares of EQ Trust are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for each Portfolio’s Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IA and Class IB shares. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time, the fees for Class IA and Class IB shares will increase your cost of investing and may cost you more than other types of charges. The All Asset Growth - Alt 20 Portfolio’s Class IA shares are not subject to the Reorganizations.

The distributor also may receive payments from certain Sub-Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings, or seminar sponsorships and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Sub-Advisers in connection with the distribution of the Contracts.

VIP Trust

The Alt 100 Moderate Portfolio, Real Assets Portfolio, Income Strategies Portfolio, Interest Rate Strategies Portfolio, International Moderate Portfolio, and CharterSM Moderate Portfolio are distributed by AXA Distributors. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. VIP Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the CharterSM Allocation Portfolios’ Class A and Class B shares. Under the Distribution Plan, Class A and Class B shares are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the CharterSM Allocation Portfolios. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum annual distribution and/or service (12b-1) fee for each CharterSM Allocation Portfolio’s Class A and Class B shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class A and Class B shares. Because these fees are paid out of each CharterSM Allocation Portfolio’s assets on an ongoing basis, over time, these fees for Class A and Class B shares will increase the cost of your investment and may cost you more than paying other types of charges. The CharterSM Allocation Portfolios Class A shares are not subject to the Reorganizations.

The distributor may receive payments from certain investment advisers or sub-advisers of the Underlying Portfolios and Underlying ETFs or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the investment advisers or sub-advisers respective Underlying Portfolios and Underlying ETFs. These sales meetings or seminar sponsorships may provide the investment advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive other marketing support from the investment advisers or sub-advisers in connection with the distribution of the Contracts.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolios and their related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

Buying and Selling Shares

The Portfolios’ shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), or other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations. Class K shares of the Portfolios are sold only to other portfolios of the Trusts and certain group annuity and retirement plans.

The Portfolios do not have minimum initial or subsequent investment requirements. Shares of the Portfolios are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming shares of the Portfolios.

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trusts may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange (“NYSE”) is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect the Portfolios’ performance and the interests of long-term investors by requiring the Portfolios to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolios may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolios’ performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g., EQ/ International Equity Index Portfolio, EQ/MFS International Growth Portfolio, AXA International Value Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, iShares MSCI Emerging Markets ETF), the securities of small- and mid-capitalization companies (e.g., Multimanager Mid Cap Growth Portfolio, AXA/AB Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio,) or high yield securities (e.g. EQ/High Yield Bond Portfolio, SPDR Barclays Capital High Yield Bond ETF), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

Each Trust’s Board has adopted policies and procedures regarding disruptive transfer activity. The Trusts and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trusts reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

Each Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. Each Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of each Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of each Trust, determines that a Contractholder’s transfer patterns among a Trust’s portfolios are disruptive to a Trust’s portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

Each Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. Each Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trusts also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult your Contract prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of portfolios of each Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the portfolios, including the Portfolios.

How Portfolio Shares Are Priced

“Net asset value” is the price of one share of a portfolio of EQ Trust, including the Portfolios, without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	–	Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the NYSE on the days it is open for trading. This is normally 4:00 p.m. Eastern time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a portfolio or its designated agent.

•

A portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Shares of the Underlying Portfolios held by a Portfolio are valued at their respective net asset values. Generally, other portfolio securities and assets of a Portfolio as well as portfolio securities and other assets held by the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•	Swaps—utilize prices provided by approved pricing services.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in the Trusts’ calculations of net asset values for each applicable portfolio when each Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the EQ Trust Board believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

Each business day, the portfolios’ net asset values, including the net asset values of any applicable Acquiring Portfolio, are transmitted electronically to insurance companies that use the portfolios as underlying investment options for Contracts.

Dividends and Other Distributions

Each Portfolio generally distributes most or all of its net investment income and net realized gains (collectively, “Taxable Income”), if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of the Portfolio.

Federal Income Tax Considerations

The Portfolios currently sell their shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions a Portfolio makes of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (collectively, “Taxable Income”) and net gains realized on its shareholders’ redemptions or exchanges of Portfolio shares generally will not be taxable to them (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

Each Portfolio is treated as a separate corporation, and intends to continue to qualify each taxable year to be treated as a “regulated investment company” (a “RIC”), for federal tax purposes. Each g Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so.

A Portfolio that satisfies the federal tax requirements to be treated as a RIC is not taxed at the entity (portfolio) level to the extent it passes through its Taxable Income to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that a Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because each shareholder of the Portfolio that is an insurance company separate account will then be able to use a “look-through” rule in determining whether the account meets federal tax investment diversification rules for those accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the investment manager and the administrator of the Trust, therefore carefully monitors the Portfolios’ compliance with all of the RIC rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Portfolio Holdings Disclosure

A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Class IB and Class K shares of the All Asset Growth- Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA/Horizon Small Cap Value Portfolio, All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and AXA/Pacific Global Small Cap Value Portfolio, and the Class B shares of the CharterSM Moderate Portfolio, CharterSM Alternative 100 Moderate Portfolio, CharterSM Income Strategies Portfolio, CharterSM Interest Rate Strategies Portfolio, CharterSM International Moderate Portfolio, and CharterSM Real Assets Portfolio. The financial information in the tables is for the past five years (or, if shorter, the period of operations). The financial information below for the Class IA, Class IB, Class K, and Class B shares, as applicable, of the respective Portfolios has been derived from the financial statements of the Portfolios, which have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s report on each Portfolio’s financial statements for the fiscal year ended December 31, 2016, and the financial statements themselves as of December 31, 2016 are included in the Statement of Additional Information relating to this Combined Proxy Statement/Prospectus. The information should be read in conjunction with these financial statement documents.

Certain information reflects financial results for a single share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any Separate Account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges.

All Asset Growth-Alt 20 Portfolio

	Year Ended December 31,
Class IA	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.84	$19.30	$19.59	$18.42	$17.11

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23	0.14	0.24	0.21	0.25
Net realized and unrealized gain (loss) on investments	1.48	(0.90)	0.25	2.37	1.80

Total from investment operations	1.71	(0.76)	0.49	2.58	2.05

Less distributions:
Dividends from net investment income	(0.25)	(0.16)	(0.28)	(0.27)	(0.29)
Distributions from net realized gains	(0.40)	(0.54)	(0.50)	(1.14)	(0.45)

Total dividends and distributions	(0.65)	(0.70)	(0.78)	(1.41)	(0.74)

Net asset value, end of year	$18.90	$17.84	$19.30	$19.59	$18.42

Total return	9.55%	(3.94)%	2.42%	14.12%	11.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$18,358	$14,722	$12,546	$9,868	$6,218
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58%	0.57%	0.51%	0.35%	0.35%
Before waivers and reimbursements (f)	0.59%	0.57%	0.58%	0.58%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.26%	0.71%	1.21%	1.09%	1.37%
Before waivers and reimbursements (f)(x)	1.25%	0.71%	1.14%	0.86%	1.09%
Portfolio turnover rate^	11%	14%	18%	43%	43%

	Year Ended December 31,
Class IB	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.88	$19.34	$19.64	$18.46	$17.15

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.21	0.12	0.21	0.17	0.22
Net realized and unrealized gain (loss) on investments	1.51	(0.88)	0.27	2.42	1.83

Total from investment operations	1.72	(0.76)	0.48	2.59	2.05

Less distributions:
Dividends from net investment income	(0.25)	(0.16)	(0.28)	(0.27)	(0.29)
Distributions from net realized gains	(0.40)	(0.54)	(0.50)	(1.14)	(0.45)

Total dividends and distributions	(0.65)	(0.70)	(0.78)	(1.41)	(0.74)

Net asset value, end of year	$18.95	$17.88	$19.34	$19.64	$18.46

Total return	9.59%	(3.93)%	2.36%	14.15%	11.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$253,966	$247,650	$276,875	$285,902	$267,515
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58%	0.57%	0.50%	0.35%	0.35%
Before waivers and reimbursements (f)	0.59%	0.57%	0.58%	0.58%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.11%	0.62%	1.06%	0.88%	1.22%
Before waivers and reimbursements (f)(x)	1.10%	0.62%	0.98%	0.65%	0.95%
Portfolio turnover rate^	11%	14%	18%	43%	43%

All Asset Growth-Alt 20 Portfolio (Continued)

	Year Ended December 31,				August 29, 2012* to December 31, 2012
Class K	2016	2015	2014	2013
Net asset value, beginning of period	$17.80	$19.26	$19.56	$18.39	$18.34

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.27	0.20	0.31	0.38	0.39
Net realized and unrealized gain (loss) on investments	1.48	(0.92)	0.22	2.25	0.32

Total from investment operations	1.75	(0.72)	0.53	2.63	0.71

Less distributions:
Dividends from net investment income	(0.29)	(0.20)	(0.33)	(0.32)	(0.32)
Distributions from net realized gains	(0.40)	(0.54)	(0.50)	(1.14)	(0.34)

Total dividends and distributions	(0.69)	(0.74)	(0.83)	(1.46)	(0.66)

Net asset value, end of period	$18.86	$17.80	$19.26	$19.56	$18.39

Total return (b)	9.84%	(3.72)%	2.62%	14.43%	3.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,470	$1,191	$931	$674	$52
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.33%	0.32%	0.26%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.34%	0.32%	0.33%	0.33%	0.44%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.45%	1.06%	1.56%	1.89%	6.17	%(l)
Before waivers and reimbursements (a)(f)(x)	1.44%	1.06%	1.49%	1.66%	5.83	%(l)
Portfolio turnover rate^	11%	14%	18%	43%	43%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio

Class IB	Year Ended December 31, 2016	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.61	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	0.17
Net realized and unrealized gain (loss) on investments	0.21	(0.39)

Total from investment operations	0.46	(0.22)

Less distributions:
Dividends from net investment income	(0.26)	(0.17)

Net asset value, end of period	$9.81	$9.61

Total return (b)	4.83%	(2.20)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,304	$2,364
Ratio of expenses to average net assets:
After waivers (a)(f)	1.06%	1.08%
Before waivers (a)(f)	1.11%	1.26%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.52%	2.54	%(l)
Before waivers (a)(f)	2.47%	2.36	%(l)
Portfolio turnover rate (z)^	76%	79%

Class K	Year Ended December 31, 2016	May 1, 2015* to December 31, 2015
Net asset value, beginning of period	$9.61	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.18
Net realized and unrealized gain (loss) on investments	0.21	(0.38)

Total from investment operations	0.49	(0.20)

Less distributions:
Dividends from net investment income	(0.29)	(0.19)

Net asset value, end of period	$9.81	$9.61

Total return (b)	5.10%	(2.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$60,950	$57,967
Ratio of expenses to average net assets:
After waivers (a)(f)	0.82%	0.84%
Before waivers (a)(f)	0.88%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.84%	2.67	%(l)
Before waivers (a)(f)	2.78%	2.47	%(l)
Portfolio turnover rate (z)^	76%	79%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ/PIMCO Global Real Return Portfolio

	Year Ended December 31,					February 8, 2013* to December 31, 2013
Class IB	2016		2015		2014
Net asset value, beginning of period	$9.26		$9.67		$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09		0.04		0.06	—	#
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	0.85		(0.27)		0.68	(0.59)

Total from investment operations	0.94		(0.23)		0.74	(0.59)

Less distributions:
Dividends from net investment income	(0.49)		(0.13)		(0.47)	(0.01)
Distributions from net realized gains	(0.02)		(0.05)		—	—

Total dividends and distributions	(0.51)		(0.18)		(0.47)	(0.01)

Net asset value, end of period	$9.69		$9.26		$9.67	$9.40

Total return (b)	10.35%		(2.36)%		7.86%	(5.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$38,725		$25,420		$13,949	$3,804
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.31	%****	1.12	%***	1.05%**	1.00%
Before waivers and reimbursements (a)(f)	1.49	%****	1.36	%***	1.46%**	1.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.92%		0.42%		0.65%	—	%(l)‡‡
Before waivers and reimbursements (a)(f)	0.74%		0.18%		0.24%	(0.97	)%(l)
Portfolio turnover rate (z)^	108%		66%		92%	555%

	Year Ended December 31,					February 8, 2013* to December 31, 2013
Class K	2016		2015		2014
Net asset value, beginning of period	$9.28		$9.67		$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12		0.05		0.10	0.05
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	0.85		(0.26)		0.66	(0.62)

Total from investment operations	0.97		(0.21)		0.76	(0.57)

Less distributions:
Dividends from net investment income	(0.52)		(0.13)		(0.49)	(0.03)
Distributions from net realized gains	(0.02)		(0.05)		—	—

Total dividends and distributions	(0.54)		(0.18)		(0.49)	(0.03)

Net asset value, end of period	$9.71		$9.28		$9.67	$9.40

Total return (b)	10.63%		(2.15)%		8.14%	(5.69)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$31,346		$28,098		$19,350	$15,546
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.05	%*****	0.87	%***	0.80%**	0.75%
Before waivers and reimbursements (a)(f)	1.22	%*****	1.11	%***	1.18%**	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.17%		0.48%		1.00%	0.59	%(l)
Before waivers and reimbursements (a)(f)	0.99%		0.23%		0.62%	(0.37	)%(l)
Portfolio turnover rate (z)^	108%		66%		92%	555%

EQ/PIMCO Global Real Return Portfolio (Continued)

*	Commencement of Operations.
**	Includes Interest Expense of 0.05%.
***	Includes Interest Expense of 0.12%.
****	Includes Interest Expense of 0.31%
*****	Includes Interest Expense of 0.30%
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

AXA/Horizon Small Cap Value Portfolio

Class IB	Year Ended December 31, 2016	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$8.55	$10.00		$9.79		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.03		—	#	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.02	(1.10)		0.41		0.06

Total from investment operations	2.08	(1.07)		0.41		0.08

Less distributions:
Dividends from net investment income	(0.03)	—		—		—	#
Distributions from net realized gains	(0.50)	(0.36)		—		(0.27)
Return of capital	(0.26)	(0.02)		—		(0.02)

Total dividends and distributions	(0.79)	(0.38)		—		(0.29)

Net asset value, end of period	$9.84	$8.55		$10.20		$9.79

Total return (b)	24.19%	(10.63)%		4.19%		0.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$418	$166		$—		$25
Ratio of expenses to average net assets:
After waivers (a)(f)	1.18%	1.22%		1.25%		1.25%
Before waivers (a)(f)	1.27%	1.24%		1.25%		5.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.61%	0.41	%(l)	0.15	%(l)	0.30	%(l)
Before waivers (a)(f)	0.52%	0.39	%(l)	0.15	%(l)	(4.20	)%(l)
Portfolio turnover rate (z)^	23%	17%		17%		18%

	Year Ended December 31,		April 21, 2014* to December 31, 2014
Class K	2016	2015
Net asset value, beginning of period	$8.54	$9.79	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.05	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.03	(0.90)	0.05

Total from investment operations	2.10	(0.85)	0.09

Less distributions:
Dividends from net investment income	(0.04)	(0.02)	(0.01)
Distributions from net realized gains	(0.50)	(0.36)	(0.27)
Return of capital	(0.27)	(0.02)	(0.02)

Total dividends and distributions	(0.81)	(0.40)	(0.30)

Net asset value, end of period	$9.83	$8.54	$9.79

Total return (b)	24.54%	(8.58)%	0.91%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$173,256	$149,286	$166,935
Ratio of expenses to average net assets:
After waivers (a)(f)	0.93%	0.98%	1.00%
Before waivers (a)(f)	1.02%	0.99%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.82%	0.48%	0.55	%(l)
Before waivers (a)(f)	0.73%	0.48%	0.52	%(l)
Portfolio turnover rate (z)^	23%	17%	18%

AXA/Horizon Small Cap Value Portfolio (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

All Asset Aggressive-Alt 25 Portfolio

	Year Ended December 31,				August 29, 2012* to December 31, 2012
Class IB	2016	2015	2014	2013
Net asset value, beginning of period	$11.10	$11.90	$11.91	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11	0.08	0.18	0.27	0.11
Net realized and unrealized gain (loss) on investments	1.04	(0.60)	0.11	1.59	0.30

Total from investment operations	1.15	(0.52)	0.29	1.86	0.41

Less distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.17)	(0.16)	(0.12)
Distributions from net realized gains	(0.13)	(0.19)	(0.13)	(0.08)	—	#

Total dividends and distributions	(0.25)	(0.28)	(0.30)	(0.24)	(0.12)

Net asset value, end of period	$12.00	$11.10	$11.90	$11.91	$10.29

Total return (b)	10.34%	(4.44)%	2.36%	18.08%	4.14%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$29,004	$22,461	$16,073	$4,911	$262
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.63%	0.65%	0.59%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	1.10%	1.32%	2.20%	6.43%	36.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.96%	0.65%	1.52%	2.32%	3.08	%(l)
Before waivers and reimbursements (a)(f)(x)	0.49%	(0.02)%	(0.10)%	(3.76)%	(32.59	)%(l)
Portfolio turnover rate (z)^	18%	24%	34%	41%	3%

	Year Ended December 31,				August 29, 2012* to December 31, 2012
Class K	2016	2015	2014	2013
Net asset value, beginning of period	$11.10	$11.89	$11.91	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13	0.09	0.15	0.19	0.12
Net realized and unrealized gain (loss) on investments	1.04	(0.57)	0.16	1.70	0.30

Total from investment operations	1.17	(0.48)	0.31	1.89	0.42

Less distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.20)	(0.19)	(0.13)
Distributions from net realized gains	(0.13)	(0.19)	(0.13)	(0.08)	—	#

Total dividends and distributions	(0.28)	(0.31)	(0.33)	(0.27)	(0.13)

Net asset value, end of period	$11.99	$11.10	$11.89	$11.91	$10.29

Total return (b)	10.53%	(4.11)%	2.53%	18.38%	4.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,688	$1,348	$1,527	$981	$261
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.38%	0.40%	0.32%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.85%	1.07%	2.06%	7.74%	35.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.17%	0.72%	1.27%	1.64%	3.33	%(l)
Before waivers and reimbursements (a)(f)(x)	0.70%	0.05%	(0.47)%	(6.00)%	(32.35	)%(l)
Portfolio turnover rate (z)^	18%	24%	34%	41%	3%

All Asset Aggressive-Alt 25 Portfolio (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

All Asset Aggressive-Alt 50 Portfolio

	Year Ended December 31,			October 28, 2013* to December 31, 2013
Class IB	2016	2015	2014
Net asset value, beginning of period	$8.49	$9.58	$9.68	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09	0.06	0.15	0.11
Net realized and unrealized gain (loss) on investments	0.87	(0.71)	0.01 †	(0.16)

Total from investment operations	0.96	(0.65)	0.16	(0.05)

Less distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.26)	(0.17)
Distributions from net realized gains	(0.06)	(0.36)	—	(0.10)

Total dividends and distributions	(0.16)	(0.44)	(0.26)	(0.27)

Net asset value, end of period	$9.29	$8.49	$9.58	$9.68

Total return (b)	11.31%	(6.87)%	1.69%	(0.47)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,836	$2,299	$2,323	$2,010
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.64%	0.65%	0.56%	0.35%
Before waivers and reimbursements (a)(f)	5.39%	4.56%	5.06%	4.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.97%	0.67%	1.53%	6.41	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.78)%	(3.24)%	(2.97)%	2.59	%(l)
Portfolio turnover rate (z)^	17%	15%	12%	1%

	January 1, 2016 to July 7, 2016‡	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class K		2015	2014
Net asset value, beginning of period	$8.49	$9.58	$9.68	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.01)	0.08	0.17	0.11
Net realized and unrealized gain (loss) on investments	0.63	(0.71)	0.02 †	(0.16)

Total from investment operations	0.62	(0.63)	0.19	(0.05)

Less distributions:
Dividends from net investment income	—	(0.10)	(0.29)	(0.17)
Distributions from net realized gains	—	(0.36)	—	(0.10)

Total dividends and distributions	—	(0.46)	(0.29)	(0.27)

Net asset value, end of period	$9.11	$8.49	$9.58	$9.68

Total return (b)	7.30%	(6.65)%	1.95%	(0.43)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$1,895	$2,030	$1,992
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.40%	0.30%	0.10%
Before waivers and reimbursements (a)(f)	3.41%	4.29%	4.71%	3.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.13)%	0.88%	1.68%	6.62	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.14)%	(3.01)%	(2.73)%	2.84	%(l)
Portfolio turnover rate^	17%	15%	12%	1	%(z)

All Asset Aggressive-Alt 50 Portfolio (Continued)

*	Commencement of Operations.
‡	After the close of business on July 7, 2016, operations ceased and shares of seed capital were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

All Asset Aggressive-Alt 75 Portfolio

	Year Ended December 31,			October 28, 2013* to December 31, 2013
Class IB	2016	2015	2014
Net asset value, beginning of period	$8.09	$9.30	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09	0.07	0.19	0.11
Net realized and unrealized gain (loss) on investments	0.90	(0.92)	(0.15)	(0.28)

Total from investment operations	0.99	(0.85)	0.04	(0.17)

Less distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.30)	(0.17)
Distributions from net realized gains	—	(0.26)	—	(0.06)
Return of capital	—	—	—	(0.04)

Total dividends and distributions	(0.13)	(0.36)	(0.30)	(0.27)

Net asset value, end of period	$8.95	$8.09	$9.30	$9.56

Total return (b)	12.18%	(9.24)%	0.38%	(1.66)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,034	$2,376	$2,432	$1,981
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.64%	0.65%	0.56%	0.35%
Before waivers and reimbursements (a)(f)	5.16%	4.52%	5.01%	4.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.06%	0.80%	1.88%	6.50	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.46)%	(3.07)%	(2.56)%	2.64	%(l)
Portfolio turnover rate (z)^	30%	13%	11%	1%

	January 1, 2016 to July 7, 2016‡	Year Ended December 31,		October 28, 2013* to December 31, 2013
Class K		2015	2014
Net asset value, beginning of period	$8.09	$9.30	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	— #	0.09	0.19	0.11
Net realized and unrealized gain (loss) on investments	0.81	(0.92)	(0.13)	(0.27)

Total from investment operations	0.81	(0.83)	0.06	(0.16)

Less distributions:
Dividends from net investment income	—	(0.12)	(0.32)	(0.18)
Distributions from net realized gains	—	(0.26)	—	(0.06)
Return of capital	—	—	—	(0.04)

Total dividends and distributions	—	(0.38)	(0.32)	(0.28)

Net asset value, end of period	$8.90	$8.09	$9.30	$9.56

Total return (b)	10.01%	(9.01)%	0.64%	(1.61)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—	$1,801	$1,979	$1,967
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%	0.40%	0.30%	0.10%
Before waivers and reimbursements (a)(f)	3.41%	4.24%	4.61%	3.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.07)%	1.01%	1.95%	6.73	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.08)%	(2.83)%	(2.36)%	2.88	%(l)
Portfolio turnover rate^	30%	13%	11%	1	%(z)

All Asset Aggressive-Alt 75 Portfolio (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
‡	After the close of business on July 7, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

AXA/Pacific Global Small Cap Value Portfolio

Class IB	Year Ended December 31, 2016	May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$7.16	$8.84		$8.97		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.01		—	#	(0.01)
Net realized and unrealized gain (loss) on investments and futures	2.02	(1.55)		0.06		(0.79)

Total from investment operations	2.07	(1.54)		0.06		(0.80)

Less distributions:
Dividends from net investment income	(0.04)	(0.01)		—		—
Distributions from net realized gains	—	(0.13)		—		(0.23)
Return of capital	(0.01)	—	#	—		—

Total dividends and distributions	(0.05)	(0.14)		—		(0.23)

Net asset value, end of period	$9.18	$7.16		$9.03		$8.97

Total return (b)	28.90%	(17.39)%		0.67%		(7.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$511	$204		$—		$23
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.18%	1.22%		1.25%		1.25%
Before waivers and reimbursements (a)(f)	1.28%	1.26%		1.25%		5.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.62%	0.21	%(l)	(0.12	)%(l)	(0.13	)%(l)
Before waivers and reimbursements (a)(f)	0.52%	0.17	%(l)	(0.12	)%(l)	(4.84	)%(l)
Portfolio turnover rate (z)^	26%	26%		26%		18%

	Year Ended December 31,		April 21, 2014* to December 31, 2014
Class K	2016	2015
Net asset value, beginning of period	$7.15	$8.97	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.02	0.01
Net realized and unrealized gain (loss) on investments and futures	2.03	(1.69)	(0.80)

Total from investment operations	2.09	(1.67)	(0.79)

Less distributions:
Dividends from net investment income	(0.06)	(0.02)	(0.01)
Distributions from net realized gains	—	(0.13)	(0.23)
Return of capital	(0.01)	— #	—

Total dividends and distributions	(0.07)	(0.15)	(0.24)

Net asset value, end of period	$9.17	$7.15	$8.97

Total return (b)	29.27%	(18.49)%	(7.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$161,405	$134,364	$159,905
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.93%	0.98%	1.00%
Before waivers and reimbursements (a)(f)	1.03%	1.00%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.80%	0.24%	0.14	%(l)
Before waivers and reimbursements (a)(f)	0.70%	0.22%	0.11	%(l)
Portfolio turnover rate (z)^	26%	26%	18%

AXA/Pacific Global Small Cap Value Portfolio (Continued)

*	Commencement of Operations.
**	Resumed operations.
‡	After the close of business on April 30, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

CharterSM Moderate Portfolio

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$9.42		$9.93	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.12	0.19	0.08
Net realized and unrealized gain (loss) on investments	0.43		(0.43)	(0.02)	—	#

Total from investment operations	0.59		(0.31)	0.17	0.08

Less distributions:
Dividends from net investment income	(0.16)		(0.13)	(0.16)	(0.12)
Distributions from net realized gains	(0.05)		(0.07)	(0.01)	(0.03)

Total dividends and distributions	(0.21)		(0.20)	(0.17)	(0.15)

Net asset value, end of period	$9.80		$9.42	$9.93	$9.93

Total return (b)	6.22%		(3.04)%	1.78%	0.84%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,611		$19,789	$17,731	$4,481
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.58	%(j)	0.63%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	1.52%		1.81%	2.86%	3.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.67%		1.24%	1.87%	4.87	%(l)
Before waivers and reimbursements (a)(f)(x)	0.74%		0.06%	(0.35)%	1.74	%(l)
Portfolio turnover rate (z)^	13%		39%	13%	15%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.07%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

CharterSM Alternative 100 Moderate Portfolio (ag)

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$8.36		$9.54	$9.73	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.03		0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments	0.85		(1.04)	(0.15)	(0.17)

Total from investment operations	0.88		(0.91)	(0.02)	(0.10)

Less distributions:
Dividends from net investment income	(0.08)		(0.13)	(0.17)	(0.14)
Distributions from net realized gains	—		(0.14)	—	(0.02)
Return of capital	(0.04)		—	—	(0.01)

Total dividends and distributions	(0.12)		(0.27)	(0.17)	(0.17)

Net asset value, end of period	$9.12		$8.36	$9.54	$9.73

Total return (b)	10.58%		(9.50)%	(0.16)%	(1.01)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,196		$12,781	$7,734	$4,269
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.70	%(j)	0.66%**	0.65%	0.65%
Before waivers and reimbursements (a)(f)	1.48%		2.36%	3.01%	3.82%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.35%		1.40%	1.27%	4.13	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.42)%		(0.31)%	(1.09)%	0.96	%(l)
Portfolio turnover rate (z)^	16%		30%	13%	7%

*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(ag)

On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM Alternative 100 Conservative Plus Portfolio and CharterSM Alternative 100 Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the CharterSM Alternative 100 Moderate Portfolio.

CharterSM Income Strategies Portfolio

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$9.14		$9.87	$9.76	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.21	0.30	0.16
Net realized and unrealized gain (loss) on investments	0.41		(0.55)	0.15	(0.18)

Total from investment operations	0.64		(0.34)	0.45	(0.02)

Less distributions:
Dividends from net investment income	(0.26)		(0.24)	(0.30)	(0.19)
Distributions from net realized gains	(0.12)		(0.15)	(0.04)	(0.03)

Total dividends and distributions	(0.38)		(0.39)	(0.34)	(0.22)

Net asset value, end of period	$9.40		$9.14	$9.87	$9.76

Total return (b)	7.00%		(3.46)%	4.58%	(0.11)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,551		$5,087	$6,667	$4,017
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.59	%(j)	0.63%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	3.29%		3.46%	3.94%	3.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.41%		2.16%	2.94%	9.54	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.30)%		(0.67)%	(0.36)%	6.33	%(l)
Portfolio turnover rate (z)^	22%		25%	17%	11%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.98%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

CharterSM Interest Rate Strategies Portfolio

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$9.10		$9.83	$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18		0.14	0.24	0.09
Net realized and unrealized gain (loss) on investments	0.53		(0.60)	0.01 †	(0.10)

Total from investment operations	0.71		(0.46)	0.25	(0.01)

Less distributions:
Dividends from net investment income	(0.24)		(0.17)	(0.25)	(0.12)
Distributions from net realized gains	(0.09)		(0.10)	(0.01)	(0.03)
Return of capital	(0.03)		—	—	—

Total dividends and distributions	(0.36)		(0.27)	(0.26)	(0.15)

Net asset value, end of period	$9.45		$9.10	$9.83	$9.84

Total return (b)	7.82%		(4.55)%	2.51%	(0.01)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,220		$5,951	$8,590	$4,000
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.57	%(j)	0.63%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	3.24%		2.60%	3.19%	3.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.92%		1.46%	2.37%	5.53	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.75)%		(0.51)%	(0.17)%	2.33	%(l)
Portfolio turnover rate (z)^	13%		27%	26%	14%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.96%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

CharterSM International Moderate Portfolio (ag)

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$8.85		$9.46	$9.77	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.18	0.26	0.09
Net realized and unrealized gain (loss) on investments	0.32		(0.66)	(0.29)	(0.17)

Total from investment operations	0.47		(0.48)	(0.03)	(0.08)

Less distributions:
Dividends from net investment income	(0.21)		(0.10)	(0.28)	(0.11)
Distributions from net realized gains	—		(0.03)	—	(0.01)
Return of capital	(0.02)		—	—	(0.03)

Total dividends and distributions	(0.23)		(0.13)	(0.28)	(0.15)

Net asset value, end of period	$9.09		$8.85	$9.46	$9.77

Total return (b)	5.41%		(5.07)%	(0.29)%	(0.81)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,243		$13,516	$4,770	$3,971
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.60	%(j)	0.60%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	1.54%		2.89%	4.19%	3.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.62%		1.91%	2.59%	5.14	%(l)
Before waivers and reimbursements (a)(f)(x)	0.67%		(0.37)%	(0.95)%	1.91	%(l)
Portfolio turnover rate (z)^	9%		13%	12%	13%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.97%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(ag)

On September 25, 2015, this Portfolio received, through a merger transaction, the assets and liabilities of the CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended September 25, 2015 represents the results of operations of the CharterSM International Moderate Portfolio.

CharterSM Real Assets Portfolio

	Year Ended December 31,				October 30, 2013* to December 31, 2013
Class B	2016		2015	2014
Net asset value, beginning of period	$8.22		$9.36	$9.60	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.06	0.23	0.06
Net realized and unrealized gain (loss) on investments	0.90		(1.12)	(0.22)	(0.35)

Total from investment operations	1.05		(1.06)	0.01	(0.29)

Less distributions:
Dividends from net investment income	(0.16)		(0.08)	(0.25)	(0.07)
Return of capital	(0.02)		—	—	(0.04)

Total dividends and distributions	(0.18)		(0.08)	(0.25)	(0.11)

Net asset value, end of period	$9.09		$8.22	$9.36	$9.60

Total return (b)	12.73%		(11.34)%	0.09%	(2.88)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,813		$4,107	$4,758	$3,886
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.71	%(j)	0.65%	0.65%	0.65%
Before waivers and reimbursements (a)(f)	2.65%		3.22%	3.87%	3.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.66%		0.70%	2.31%	3.44	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.28)%		(1.88)%	(0.90)%	0.17	%(l)
Portfolio turnover rate (z)^	21%		21%	14%	15%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.17% for Class B.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts invested in shares of an Acquired Portfolio at the close of business on December 31, 2016 (the “Record Date”) will be entitled to be present and vote for the applicable Acquired Portfolio at the Meeting with respect to their shares as of the Record Date.

Each whole share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table below shows the number of outstanding shares of each Acquired Portfolio as of the Record Date that are entitled to vote at the Meeting. AXA Equitable owned of record more than 95% of those shares.

Acquired Portfolio	Total Number	Number of Class IB	Number of Class B	Number of Class K
All Asset Aggressive-Alt 25 Portfolio	2,557,656.91	2,415,514.57	N/A	142,142.34
All Asset Aggressive-Alt 50 Portfolio	305,174.78	305,174.78	N/A	N/A
All Asset Aggressive-Alt 75 Portfolio	338,900.17	338,900.17	N/A	N/A
CharterSM Alternative 100 Moderate Portfolio	898,603.54	N/A	898,603.54	N/A
CharterSM Income Strategies Portfolio	485,220.61	N/A	485,220.61	N/A
CharterSM Interest Rate Strategies Portfolio	446,417.13	N/A	446,417.13	N/A
CharterSM International Moderate Portfolio	906,780.59	N/A	906,780.59	N/A
CharterSM Real Assets Portfolio	532,700.16	N/A	532,700.16	N/A
AXA/Pacific Global Small Cap Value Portfolio	17,660,787.31	55,588.34	N/A	17,605,198.97

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” the respective Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust. To be effective, such revocation must be received by the respective Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Contractholders with amounts allocated to an Acquired Portfolio on its respective Record Date will be entitled to be present and provide voting instructions for the Portfolio at the Meeting with respect to shares held indirectly as of the Record Date. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. AXA Equitable will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in an Acquired Portfolio for which AXA Equitable receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the respective Proposal, and AXA Equitable may vote in its discretion with respect to other matters not now known that may be presented at the Meeting. AXA Equitable will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account for which AXA Equitable receives no timely voting instructions from Contractholders, or which are attributable to amounts retained by AXA Equitable as surplus or seed money, will be voted by AXA Equitable “FOR” or “AGAINST” approval of the respective Proposal, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to AXA Equitable. As a result of such proportional voting by AXA Equitable, it is possible that a small number of Contractholders could determine whether a Proposal is approved.

Voting instructions executed by a Contractholder may be revoked at any time prior to AXA Equitable voting the shares represented thereby by the Contractholder providing AXA Equitable with a properly executed written revocation of such voting instructions, or by the Contractholder providing AXA Equitable with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by AXA Equitable may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by AXA Equitable representative attending the Meeting and voting in person.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

Approval of the Reorganization Plan with respect to a Reorganization involving an Acquired Portfolio will require the affirmative vote of (1) 67% or more of the voting securities of the Acquired Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities, whichever is less. “Voting securities” refers to the shares of an Acquired Portfolio.

The presence, in person or by proxy, of at least one-third of the shares of an Acquired Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business, with respect to that Acquired Portfolio, at the Meeting. A quorum will be reached due to AXA Equitable’s direct or indirect ownership of each Trust’s shares, as described below.

Abstentions are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a Proposal. Therefore, abstentions will have the same effect as a vote “against” a Proposal because each Proposal requires the affirmative vote of a specified majority of the applicable Acquired Portfolio’s outstanding voting securities.

To each Trust’s knowledge, as of the Record Date, the officers and Trustees owned, as a group, less than 1% of the shares of each Acquired Portfolio.

AXA Equitable may be deemed to be a control person of EQ Trust or VIP Trust by virtue of its direct or indirect ownership of more than 95% of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of an Acquired Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote. As of the Record Date, except as set forth in Appendix C, to each Trust’s knowledge, (1) no person, other than AXA Equitable, owned beneficially or of record more than 5% of the outstanding Class IB, Class B, or Class K shares, as applicable, of each Acquired Portfolio, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding more than 5% of the outstanding Class IB, Class B, or Class K shares, as applicable, of each Acquired Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by each Trust primarily by the mailing of this Notice and Combined Proxy Statement/Prospectus with its enclosures on or about December 31, 2016. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of FMG LLC or its affiliates or each Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed proxy card. Contractholders can provide voting instructions: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed voting instruction card. In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person. The cost of the Meeting, including the cost of solicitation of proxies and the expenses associated with reimbursing brokers or nominees for their reasonable expenses in forwarding solicitation material to beneficial owners, will be borne by each class of each Acquired Portfolio. The cost of the Reorganizations is estimated to be $300,000, which will be allocated equally among the Acquired Portfolios. However, the Manager has voluntarily agreed to pay expenses relating to the Reorganizations that exceed a class’s expense cap.

Adjournment or Postponement

If a quorum is not established at the Meeting or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. A shareholder vote may be taken on one or more of the items in this Combined Proxy Statement/Prospectus prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

Each Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by each Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Other Matters

Each Trust does not know of any matters to be presented at the Meeting other than those described in this Combined Proxy Statement/Prospectus. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

* * * * *

Copies of EQ Trust’s and VIP Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contractholders. Contractholders may request additional copies of each Trust’s annual or semi-annual reports, free of charge, by writing to the respective Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-522-5035.

We need your vote. It is important that you execute and return all of your proxy or voting instruction cards promptly.

APPENDIX A.1

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [            ], 2017, between EQ ADVISORS TRUST, a Delaware statutory trust (“EQAT”), on behalf of All Asset Aggressive — Alt 50 Portfolio and All Asset Aggressive — Alt 75 Portfolio, each a segregated portfolio of assets (“series”) thereof (each, a “Target”), and All Asset Growth — Alt 20 Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/DoubleLine Opportunities Core Plus Bond Portfolio, each also a series thereof (each, an “Acquiring Portfolio”), and AXA PREMIER VIP TRUST, also a Delaware statutory trust (“VIP”), on behalf of CharterSM Real Assets Portfolio, CharterSM Income Strategies Portfolio, and CharterSM Interest Rate Strategies Portfolio, each a series thereof (each, also a “Target”). (Each Target and Acquiring Portfolio is sometimes referred to herein as a “Portfolio,” each of EQAT and VIP is sometimes referred to herein as an “Investment Company,” and the Investment Company of which a Target is a series is sometimes referred to herein as a “Target Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Portfolio, and of and by each Investment Company, as applicable, on its behalf, contained herein shall be deemed to be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of a Portfolio shall inure to and be enforceable by the Investment Company of which that Portfolio is a series on that Portfolio’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or Investment Company of its Obligations set forth herein.

Each Investment Company currently sells voting shares of beneficial interest in its Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company (in the case of EQAT), or other affiliated or unaffiliated insurance companies (“Separate Accounts”) in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The AXA Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans and (4) other investors eligible under applicable regulations under the Internal Revenue Code of 1986, as amended (“Code”) (“Regulations”). Class K shares of EQAT and certain series of VIP not involved in the transactions contemplated hereby are sold only to other series thereof and certain group annuity and retirement plans. The Portfolios are underlying investment options for the Separate Accounts to fund Contracts. Under applicable law, the assets of all the Separate Accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Investment Companies wish to effect five separate reorganizations, each consisting of (1) the transfer of all of a Target’s assets to the Acquiring Portfolio listed on Schedule A to this Agreement (“Schedule A”) opposite its name (“corresponding Acquiring Portfolio”) in exchange for shares in that Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) that Target’s termination as a series of the relevant Target Investment Company, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target and its corresponding Acquiring Portfolio being referred to herein collectively as a “Reorganization”). The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. (For convenience, the balance hereof — except the paragraph below describing the Portfolios’ share classes, paragraphs that mention a “VIP Reorganization” or an “EQAT Reorganization” or both, and paragraphs 1.3 and 7.2 — refers only to a single Reorganization, one Target, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Portfolio’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Target that is a series of VIP offers a single class of shares, designated Class B (“Class B Target Shares”); and each Target that is a series of EQAT offers three classes of shares, designated Class IA, Class IB, and Class K shares (“Class IA Target Shares,” “Class IB Target Shares,” and “Class K Target Shares,” respectively, and, together with Class B Target Shares, “Target Shares”). Each Acquiring Portfolio also offers three classes of shares, designated Class IA, Class IB, and Class K shares (“Class IA Acquiring Portfolio Shares,” “Class IB Acquiring Portfolio Shares,” and “Class K Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). The Portfolios’ similarly designated classes of shares have identical characteristics, rights, and preferences.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1.    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place)

(1)    in the case of each Reorganization involving a Target that is a series of EQAT (i.e., the Reorganizations involving the Portfolios listed on the first two lines of Schedule A) (each, an “EQAT Reorganization”), (i) Class IA Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class IA Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class IA Acquiring Portfolio Share, (ii) Class IB Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class IB Target Shares by the NAV of a Class IB Acquiring Portfolio Share, and (iii) Class K Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class K Target Shares by the NAV of a Class K Acquiring Portfolio Share, and

(2)    in the case of each Reorganization involving a Target that is a series of VIP (i.e., the Reorganizations involving the Portfolios listed on the last three lines of Schedule A) (each, a “VIP Reorganization”), Class IB Acquiring Portfolio Shares determined by dividing the Target Value by the NAV of a Class IB Acquiring Portfolio Share, and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2.    The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target’s books at that time; and Target has no unamortized or unpaid organizational fees or expenses that, in the case of each VIP Reorganization, have not previously been disclosed in writing to EQAT.

1.3.    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except expenses borne by another Target pursuant to paragraph 7.2. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4.    If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)) (all “section” references are to the Code, unless otherwise noted), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5.    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts for which AXA Equitable holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by EQAT’s transfer agent’s opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class B Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class IA Target Shares shall be credited with the respective pro rata number of full and fractional Class IA Acquiring Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class IB Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class K Target Shares shall be credited with the respective pro rata number of full and fractional Class K Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares of the corresponding class that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. EQAT shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6.    Any transfer taxes payable on issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7.    After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — (a) Target shall be terminated as a series of the Target Investment Company and (b) the Target Investment Company shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8.    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, the Target Investment Company shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.    VALUATION

2.1.    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Target Investment Company’s then-current prospectus and statement of additional information (“Pro/SAI”) including Target and valuation procedures established by its Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2.    For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3.    All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by AXA Equitable Funds Management Group, LLC (“FMG LLC”), in its capacity as each Investment Company’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3.    CLOSING AND EFFECTIVE TIME

3.1.    Unless the Investment Companies agree otherwise (or in the case of an EQAT Reorganization EQAT determines otherwise), all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on May 19, 2017, or a later date as to which they agree (or EQAT determines) (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s (or, in the case of an EQAT Reorganization, EQAT’s Board’s) judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of any class of Acquiring Portfolio Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree.

3.2.    The Investment Companies shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3.    The Target Investment Company shall direct its transfer agent to deliver to EQAT at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4.    EQAT shall direct its transfer agent to deliver to the Target Investment Company, (a) at the Closing, a confirmation, or other evidence satisfactory to the Target Investment Company, that the Acquiring Portfolio Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5.    Each Investment Company in a VIP Reorganization shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

4.    REPRESENTATIONS AND WARRANTIES

4.1.    The Target Investment Company, on Target’s behalf, represents and warrants to EQAT, on Acquiring Portfolio’s behalf, as follows (or, in the case of an EQAT Reorganization, EQAT’s obligation to implement this Agreement on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.1.1.    The Target Investment Company (a) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.1.2.    Target is a duly established and designated series thereof;

4.1.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Target Investment Company’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Target Investment Company, with respect to Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4.    At the Effective Time, the Target Investment Company, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, EQAT, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5.    The Target Investment Company, with respect to Target, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, VIP’s Agreement and Declaration of Trust (“VIP Declaration”) (in the case of a VIP Reorganization) or EQAT’s Amended and Restated Declaration of Trust, as amended (“EQAT Declaration”) (in the case of an EQAT Reorganization) (each, a “Declaration”) or Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Target Investment Company, with respect to Target or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Target Investment Company, with respect to Target or on its behalf, is a party or by which it is bound;

4.1.6.    At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Portfolio’s assumption, of any liabilities of Target thereunder will be made, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Target Investment Company, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Target Investment Company’s knowledge, threatened against the Target Investment Company, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Target Investment Company, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Target Investment Company’s ability to consummate the transactions contemplated hereby;

4.1.8.    Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2016, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements (copies of which VIP, in the case of a VIP Reorganization, has furnished to EQAT) present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Target Investment Company’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.9.    Since December 31, 2016, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

4.1.10.    All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Target Investment Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.11.    Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12.    All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Target Investment Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding

Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

4.1.13.    On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, the Target Investment Company’s Pro/SAI including Target will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.14.    The information to be furnished by the Target Investment Company for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.15.    The Acquiring Portfolio Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.16.    The Declaration permits the Target Investment Company to vary its shareholders’ investment; the Target Investment Company does not have a fixed pool of assets -- each series thereof (including Target) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.2.    EQAT, on Acquiring Portfolio’s behalf, represents and warrants to the Target Investment Company, on Target’s behalf, as follows (or, in the case of an EQAT Reorganization, EQAT’s obligation to implement this Agreement on Target’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.2.1.    EQAT (a) is a Delaware Statutory Trust, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2.    Acquiring Portfolio is a duly established and designated series of EQAT;

4.2.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of EQAT’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of EQAT, with respect to Acquiring Portfolio, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4.    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5.    EQAT, with respect to Acquiring Portfolio, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, the EQAT Declaration or EQAT’s Bylaws, or any Undertaking to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound;

4.2.6.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to EQAT’s knowledge, threatened against EQAT, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and EQAT, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or EQAT’s ability to consummate the transactions contemplated hereby;

4.2.7.    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2016, have been audited by PwC and are in accordance with GAAP; those Statements (copies of which, in the case of a VIP Reorganization, EQAT has furnished to VIP) present fairly, in all material respects, Acquiring Portfolio’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to EQAT’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.8.    Since December 31, 2016, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Portfolio’s NAV due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio’s liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders will not constitute a material adverse change;

4.2.9.    All Returns of Acquiring Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of EQAT’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Portfolio (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.10.    Acquiring Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Portfolio is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Portfolio has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Portfolio has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Portfolio will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.11.    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by EQAT and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares; and the Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by EQAT and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, fully paid and non-assessable by EQAT;

4.2.12.    On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) EQAT’s Pro/SAI including Acquiring Portfolio will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Target Investment Company for use therein;

4.2.13.    The information to be furnished by EQAT for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.14.    The EQAT Declaration permits EQAT to vary its shareholders’ investment; EQAT does not have a fixed pool of assets — each series thereof (including Acquiring Portfolio) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3.    Each Investment Company, on its Portfolio’s behalf, represents and warrants to the other Investment Company, on its Portfolio’s behalf, as follows (or, in the case of an EQAT Reorganization, EQAT’s obligation to implement this Agreement on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.3.1.    No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Portfolio’s behalf, except for (a) EQAT’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to EQAT’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2.    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor; and

4.3.3.    There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Portfolio will not pay cash in lieu of fractional Acquiring Portfolio Shares in connection with the Reorganization.

5.    COVENANTS(1)

5.1.    Each Investment Company covenants to operate its Portfolio’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a)    such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Portfolio’s normal business activities; and

(b)    each Portfolio will retain exclusive control of the composition of its portfolio until the Closing.

5.2.    The Target Investment Company covenants to call and hold a meeting of Target’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

(1)	This paragraph 5 shall not apply in the case of an EQAT Reorganization.

5.3.    The Target Investment Company covenants that it will assist EQAT in obtaining information EQAT reasonably requests concerning the beneficial ownership of Target Shares.

5.4.    The Target Investment Company covenants that it will turn over its books and records regarding Target (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to EQAT at the Closing.

5.5.    Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6.    Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) EQAT, on Acquiring Portfolio’s behalf, title to and possession of all the Assets, and (b) the Target Investment Company, on Target’s behalf, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7.    EQAT covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Portfolio’s operations after the Effective Time.

5.8.    The Target Investment Company covenants to distribute all the Acquiring Portfolio Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target.

5.9.    Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time (except that clauses (a) and (b) shall not apply in the case of an EQAT Reorganization), and (c) the following further conditions that, at or before that time:

6.1.    This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Target’s shareholders at the Shareholders Meeting (including any adjournments or postponements thereof);

6.2.    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

6.3.    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4.    EQAT, on Acquiring Portfolio’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that EQAT, on Acquiring Portfolio’s behalf, assumes all of the Liabilities; and

6.5.    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

7.    BROKERAGE FEES AND EXPENSES

7.1.    Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2.    The expenses of the Reorganizations shall be borne by all the Targets in proportion to their respective numbers of Contract holder accounts at the Effective Time, except that (a) no Target shall bear any brokerage or similar expenses incurred by or for the benefit of another Portfolio in connection with the Reorganization, which shall be borne by the Portfolio that directly incurs them, and (b) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC.

8.    ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1.    By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2017, or another date to which the Investment Companies agree; or

9.2.    By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.    AMENDMENTS

In the case of a VIP Reorganization, the Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, and in the case of an EQAT Reorganization, EQAT’s Board may do so (solely with respect to that EQAT Reorganization), notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.    MISCELLANEOUS

11.1.    This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its Portfolio’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

11.3    Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of its Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4    Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.5.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EQ ADVISORS TRUST, on behalf of its series listed on Schedule A

By:
Name:	Steven M. Joenk
Title:	President and Chief Executive Officer

AXA PREMIER VIP TRUST, on behalf of its series listed on Schedule A

By:
Name:	Brian E. Walsh
Title:	Chief Financial Officer

SCHEDULE A

TARGETS	ACQUIRING PORTFOLIOS (All Series of EQAT)
(Series of EQAT)

All Asset Aggressive — Alt 50 Portfolio	All Asset Growth — Alt 20 Portfolio

All Asset Aggressive — Alt 75 Portfolio	All Asset Growth — Alt 20 Portfolio

(Series of VIP)

CharterSM Real Assets Portfolio	EQ/PIMCO Global Real Return Portfolio

CharterSM Income Strategies Portfolio	AXA/DoubleLine Opportunities Core Plus Bond Portfolio

CharterSM Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunities Core Plus Bond Portfolio

APPENDIX A.2

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [            ], 2017, between EQ ADVISORS TRUST, a Delaware statutory trust (“EQAT”), on behalf of All Asset Aggressive - Alt 25 Portfolio, a segregated portfolio of assets (“series”) thereof (“EQAT Target”), and All Asset Growth -Alt 20 Portfolio, also a series thereof (“Acquiring Portfolio”), and AXA PREMIER VIP TRUST, also a Delaware statutory trust (“VIP”), on behalf of CharterSM Alternative 100 Moderate Portfolio, a series thereof (“VIP Target”). (Each of EQAT Target and VIP Target is sometimes referred to herein as a “Target,” each of the Targets and Acquiring Portfolio is sometimes referred to herein as a “Portfolio,” each of EQAT and VIP is sometimes referred to herein as an “Investment Company,” and the Investment Company of which a Target is a series is sometimes referred to herein as a “Target Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Portfolio, and of and by each Investment Company, as applicable, on its behalf, contained herein shall be deemed to be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of a Portfolio shall inure to and be enforceable by the Investment Company of which that Portfolio is a series on that Portfolio’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or Investment Company of its Obligations set forth herein.

Each Investment Company currently sells voting shares of beneficial interest in its Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company (in the case of EQAT), or other affiliated or unaffiliated insurance companies in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The AXA Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans and (4) other investors eligible under applicable Regulations (as defined below). Class K shares of EQAT and certain series of VIP not involved in the transactions contemplated hereby are sold only to other series thereof and certain group annuity and retirement plans. The Portfolios are underlying investment options for those separate accounts to fund Contracts. Under applicable law, the assets of all those separate accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Investment Companies wish to effect two separate reorganizations, each described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). Each reorganization will consist of (1) the transfer of all of a Target’s assets to Acquiring Portfolio in exchange solely for shares in Acquiring Portfolio and Acquiring Portfolio’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) that Target’s termination as a series of the relevant Target Investment Company, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target and Acquiring Portfolio being referred to herein collectively as a “Reorganization”). The consummation of one Reorganization is not contingent on the consummation of the other Reorganization. (For convenience, the balance hereof — except the paragraph below describing the Portfolios’ share classes, paragraphs that mention a “VIP Reorganization” or an “EQAT Reorganization” or both, and paragraphs 1.3, 4.3.10, and 7.2 — refers only to a single Reorganization and one Target, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Portfolio’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

VIP Target offers a single class of shares, designated Class B (“Class B Target Shares”); and EQAT Target offers three classes of shares, designated Class IA, Class IB, and Class K shares (“Class IA Target Shares,” “Class IB Target Shares,” and “Class K Target Shares,” respectively, and, together with Class B Target Shares, “Target Shares”). Acquiring Portfolio also offers three classes of shares, designated Class IA, Class IB, and Class K shares (“Class IA Acquiring Portfolio Shares,” “Class IB Acquiring Portfolio Shares,” and “Class K Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). The Portfolios’ similarly designated classes of shares have identical characteristics, rights, and preferences.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1.    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place)

(1)    in the case of the Reorganization involving EQAT Target (“EQAT Reorganization”), (i) Class IA Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class IA Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class IA Acquiring Portfolio Share, (ii) Class IB Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class IB Target Shares by the NAV of a Class IB Acquiring Portfolio Share, and (iii) Class K Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class K Target Shares by the NAV of a Class K Acquiring Portfolio Share, and

(2)    in the case of the Reorganization involving VIP Target (“VIP Reorganization”), Class IB Acquiring Portfolio Shares determined by dividing the Target Value by the NAV of a Class IB Acquiring Portfolio Share, and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2.    The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target’s books at that time; and Target has no unamortized or unpaid organizational fees or expenses that, in the case of the VIP Reorganization, have not previously been disclosed in writing to EQAT.

1.3.    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except Reorganization Expenses (as defined in paragraph 4.3.10) borne by the other Target pursuant to paragraph 7.2. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4.    If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5.    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the separate accounts for which AXA Equitable holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by EQAT’s transfer agent’s opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class B Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class IA Target Shares shall be credited with the respective pro rata number of full and fractional Class IA Acquiring Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class IB Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class K Target Shares shall be credited with the respective pro rata number of full and fractional Class K Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares of the corresponding class that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. EQAT shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6.    Any transfer taxes payable on issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7.    After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of the Target Investment Company, and (b) the Target Investment Company shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8.    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, the Target Investment Company shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.    VALUATION

2.1.    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Target Investment Company’s then-current prospectus and statement of additional information (“Pro/SAI”) including Target and valuation procedures established by its Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2.    For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3.    All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by AXA Equitable Funds Management Group, LLC (“FMG LLC”), in its capacity as each Investment Company’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3.    CLOSING AND EFFECTIVE TIME

3.1.    Unless the Investment Companies agree otherwise (or, in the case of the EQAT Reorganization, EQAT determines otherwise), all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on May 19, 2017, or a later date as to which they agree (or EQAT determines) (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s (or, in the case of the EQAT Reorganization, EQAT’s Board’s) judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of any class of Acquiring Portfolio Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree (or, in the case of the EQAT Reorganization, EQAT determines).

3.2.    The Investment Companies shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Portfolio, as reflected on Acquiring Portfolio’s books immediately after the Closing, does or will conform to that information on Target’s books immediately before the Closing.

3.3.    The Target Investment Company shall direct its transfer agent to deliver to EQAT at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4.    EQAT shall direct its transfer agent to deliver to the Target Investment Company, (a) at the Closing, a confirmation, or other evidence satisfactory to the Target Investment Company, that the Acquiring Portfolio Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5.    Each Investment Company in the VIP Reorganization shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

4.    REPRESENTATIONS AND WARRANTIES

4.1.    The Target Investment Company, on Target’s behalf, represents and warrants to EQAT, on Acquiring Portfolio’s behalf, as follows (or, in the case of the EQAT Reorganization, EQAT’s obligation to implement this Agreement on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.1.1.    The Target Investment Company (a) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.1.2.    Target is a duly established and designated series thereof;

4.1.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Target Investment Company’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Target Investment Company, with respect to Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4.    At the Effective Time, the Target Investment Company, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, EQAT, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5.    The Target Investment Company, with respect to Target, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, VIP’s Agreement and Declaration of Trust (“VIP Declaration”) (in the case of the VIP Reorganization) or EQAT’s Amended and Restated Declaration of Trust, as amended (“EQAT Declaration”) (in the case of the EQAT Reorganization) (each, a “Declaration”) or Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Target Investment Company, with respect to Target or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Target Investment Company, with respect to Target or on its behalf, is a party or by which it is bound;

4.1.6.    At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Portfolio’s assumption, of any liabilities of Target thereunder will be made, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Target Investment Company, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Target Investment Company’s knowledge, threatened against the Target Investment Company, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Target Investment Company, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Target Investment Company’s ability to consummate the transactions contemplated hereby;

4.1.8.    Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2016, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements (copies of which VIP, in the case of the VIP Reorganization, has furnished to EQAT) present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Target Investment Company’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.9.    Since December 31, 2016, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

4.1.10.    All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Target Investment Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.11.    Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12.    Target is in the same line of business as Acquiring Portfolio is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the

Target Investment Company’s Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.11; from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target has not changed, and will not change, its historic investment policies in connection with the Reorganization; and the Target Investment Company believes, based on its review of each Portfolio’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Portfolio’s investment objective and policies and that, as a result, a large majority of Target’s assets can be transferred to and held by Acquiring Portfolio;

4.1.13.    At the Effective Time, (a) at least 33 1/3% of Target’s portfolio assets — including, for these purposes, a proportionate share of the portfolio assets of any RIC (including an exchange-traded fund that is a RIC) in which Target invests — will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (b) Target will not have altered its portfolio in connection with the Reorganization to meet that 33 1/3% threshold, and (c) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.14.    To the best of the Target Investment Company’s management’s knowledge, there is no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Portfolio Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Portfolio Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

4.1.15.    During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”) without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (a) acquired Target Shares with consideration other than Acquiring Portfolio Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (b) made distributions with respect to Target Shares except for (1) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (2) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.16.    All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Target Investment Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

4.1.17.    Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.18.    Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.19.    Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.1.20.    On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, the Target Investment Company’s Pro/SAI including Target will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.21.    The information to be furnished by the Target Investment Company for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.22.    The Acquiring Portfolio Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.23.    The Declaration permits the Target Investment Company to vary its shareholders’ investment; the Target Investment Company does not have a fixed pool of assets — each series thereof (including Target) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.2.    EQAT, on Acquiring Portfolio’s behalf, represents and warrants to the Target Investment Company, on Target’s behalf, as follows (or, in the case of the EQAT Reorganization, EQAT’s obligation to implement this Agreement on Target’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.2.1.    EQAT (a) is a Delaware Statutory Trust, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2.    Acquiring Portfolio is a duly established and designated series of EQAT;

4.2.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of EQAT’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of EQAT, with respect to Acquiring Portfolio, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4.    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5.    EQAT, with respect to Acquiring Portfolio, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, the EQAT Declaration or EQAT’s Bylaws, or any Undertaking to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound;

4.2.6.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to EQAT’s knowledge, threatened against EQAT, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and EQAT, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or EQAT’s ability to consummate the transactions contemplated hereby;

4.2.7.    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2016, have been audited by PwC and are in accordance with GAAP; those Statements (copies of which, in the case of the VIP Reorganization, EQAT has furnished to VIP) present fairly, in all material respects, Acquiring Portfolio’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to EQAT’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.8.    Since December 31, 2016, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Portfolio’s NAV due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio’s liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders will not constitute a material adverse change;

4.2.9.    All Returns of Acquiring Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of EQAT’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Portfolio (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.10.    Acquiring Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Portfolio is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Portfolio has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Portfolio has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Portfolio will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.11.    Acquiring Portfolio is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Portfolio will continue, and has no plan or intention to change, that line of business;

4.2.12.    At the Effective Time, Acquiring Portfolio (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

4.2.13.    Following the Reorganization, Acquiring Portfolio will (a) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, in the case of the EQAT Reorganization, Acquiring Portfolio (c) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status; and EQAT believes, based on its review of each Portfolio’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Portfolio’s investment objective and strategies and that, as a result, in the case of the EQAT Reorganization, a large majority of Target’s assets can be transferred to and held by Acquiring Portfolio;

4.2.14.    Acquiring Portfolio does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

4.2.15.    Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Portfolio, or any person Related to it, have any plan or intention at the Effective Time to acquire or redeem any Acquiring Portfolio Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Portfolio will make as such a series pursuant to section 22(e) of the 1940 Act;

4.2.16.    Before or in the Reorganization, neither Acquiring Portfolio nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Portfolio Shares;

4.2.17.    Acquiring Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.2.18.    There is no plan or intention for Acquiring Portfolio to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

4.2.19.    Assuming the truthfulness and correctness of the Target Investment Company’s representation and warranty in paragraph 4.1.19, immediately after the Reorganization (a) not more than 25% of the value of Acquiring Portfolio’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.2.20.    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by EQAT and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares; and the Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by EQAT and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, fully paid and non-assessable by EQAT;

4.2.21.    On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) EQAT’s Pro/SAI including Acquiring Portfolio will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Target Investment Company for use therein;

4.2.22.    The information to be furnished by EQAT for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.23.    The EQAT Declaration permits EQAT to vary its shareholders’ investment; EQAT does not have a fixed pool of assets — each series thereof (including Acquiring Portfolio) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3.    Each Investment Company, on its Portfolio’s behalf, represents and warrants to the other Investment Company, on its Portfolio’s behalf, as follows (or, in the case of the EQAT Reorganization, EQAT’s obligation to implement this Agreement on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.3.1.    No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Portfolio’s behalf, except for (a) EQAT’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to EQAT’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2.    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

4.3.3.    Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person Related to either Portfolio or (2) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person Related to Acquiring Portfolio, (b) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

4.3.4.    Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5.    The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Portfolio and those to which the Assets are subject;

4.3.6.    At the Effective Time, there will be no intercompany indebtedness existing between the Portfolios that was issued, acquired, or settled at a discount;

4.3.7.    Pursuant to the Reorganization, Target will transfer to Acquiring Portfolio, and Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of this representation and warranty, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions pursuant to section 22(e) of the 1940 Act and (b) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.3.8.    None of the compensation AXA Equitable or any affiliate thereof receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that AXA Equitable (on any Shareholder’s behalf) holds; none of the Acquiring Portfolio Shares AXA Equitable (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to AXA Equitable or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.9.    Immediately after the Reorganization, AXA Equitable (through its separate accounts) will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Portfolio;

4.3.10.    No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Portfolio, the other Target, AXA Equitable or any affiliate thereof (including FMG LLC), or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.11.    There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Portfolio will not pay cash in lieu of fractional Acquiring Portfolio Shares in connection with the Reorganization;

4.3.12.    The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

4.3.13.    The principal purpose of Acquiring Portfolio’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

5.    COVENANTS (1)

5.1.    Each Investment Company covenants to operate its Portfolio’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a)    such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Portfolio’s normal business activities; and

(b)    each Portfolio will retain exclusive control of the composition of its portfolio until the Closing.

5.2.    The Target Investment Company covenants to call and hold a meeting of Target’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3.    The Target Investment Company covenants that it will assist EQAT in obtaining information EQAT reasonably requests concerning the beneficial ownership of Target Shares.

5.4.    The Target Investment Company covenants that it will turn over its books and records regarding Target (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to EQAT at the Closing.

5.5.    Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6.    Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) EQAT, on Acquiring Portfolio’s behalf, title to and possession of all the Assets, and (b) the Target Investment Company, on Target’s behalf, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7.    EQAT covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Portfolio’s operations after the Effective Time.

5.8.    The Target Investment Company covenants to distribute all the Acquiring Portfolio Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target.

(1)	This paragraph 5 shall not apply in the case of the EQAT Reorganization.

5.9.    As promptly as practicable, but in any case within sixty days, after the Effective Time, the Target Investment Company shall furnish to EQAT, in a form reasonably satisfactory to EQAT, a Certificate stating the earnings and profits of Target for federal income tax purposes that will be carried over by Acquiring Portfolio as a result of section 381.

5.10.    It is the Investment Companies’ intention that the Reorganization will qualify as a reorganization with the meaning of section 368(a)(1)(D). Neither Investment Company shall take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to qualify as such a reorganization.

5.11.    Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time (except that clauses (a) and (b) shall not apply in the case of the EQAT Reorganization), and (c) the following further conditions that, at or before that time:

6.1.    This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards (by EQAT’s Board in the case of the EQAT Reorganization) and by Target’s shareholders at the Shareholders Meeting (including any adjournments or postponements thereof);

6.2.    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

6.3.    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4.    The Investment Companies (or, in the case of the EQAT Reorganization, EQAT) shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and, in the case of the VIP Reorganization, the Certificates delivered pursuant to paragraph 3.5(a). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

6.4.1.    Target’s transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Portfolio will be “a party to a reorganization” within the meaning of section 368(b);

6.4.2.    Target will recognize no gain or loss on the transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

6.4.3.    Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

6.4.4.    Acquiring Portfolio’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Portfolio’s holding period for each Asset will include

Target’s holding period therefor (except where Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

6.4.5.    A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization; and

6.4.6.    A Shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares; and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.4.2 and 6.4.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on Target or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

6.5.    EQAT, on Acquiring Portfolio’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that EQAT, on Acquiring Portfolio’s behalf, assumes all of the Liabilities; and

6.6.    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

7.    BROKERAGE FEES AND EXPENSES

7.1.    Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2.    Subject to satisfaction of the representation contained in paragraph 4.3.10, the Reorganization Expenses shall be borne by the Targets in proportion to their respective numbers of Contract holder accounts at the Effective Time, except that (a) neither Target shall bear any brokerage or similar expenses incurred by or for the benefit of the other Target or Acquiring Portfolio in connection with the Reorganization, which shall be borne by the Portfolio that directly incurs them, and (b) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC or would prevent the Reorganization in which it participates from qualifying as a tax-free reorganization.

8.    ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing (except to the extent provided in paragraph 6.4).

9.    TERMINATION OF AGREEMENT

9.1.    In the case of the VIP Reorganization, this Agreement may be terminated at any time at or before the Closing as follows:

9.1.1.    By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2017, or another date to which the Investment Companies agree; or

9.1.2.    By the Investment Companies’ mutual agreement.

9.2.    In the event of termination under paragraphs 9.1.1(c) or (d) or 9.1.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.3.    In the case of the EQAT Reorganization, EQAT’s Board may terminate or delay this Agreement and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio.

10.    AMENDMENTS

In the case of the VIP Reorganization, the Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, and in the case of the EQAT Reorganization, EQAT’s Board may do so (solely with respect to the EQAT Reorganization), notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.    MISCELLANEOUS

11.1.    This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its Portfolio’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

11.3    Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of its Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4    Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.5.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EQ ADVISORS TRUST, on behalf of All Asset Aggressive — Alt 25 Portfolio and All Asset Growth — Alt 20 Portfolio

By:
Name:	Steven M. Joenk
Title:	President and Chief Executive Officer

AXA PREMIER VIP TRUST, on behalf of CharterSM Alternative 100 Moderate Portfolio

By:
Name:	Brian E. Walsh
Title:	Chief Financial Officer

APPENDIX A.3

FORM OF PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by AXA PREMIER VIP TRUST, a Delaware statutory trust (“Trust”), on behalf of CharterSM International Moderate Portfolio (“Target”) and CharterSM Moderate Portfolio (“Acquiring Portfolio”), each a segregated portfolio of assets (“series”) thereof. (Each of Target and Acquiring Portfolio is sometimes referred to herein as a “Portfolio.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Portfolio contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Portfolio shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or the Trust of its Obligations set forth herein.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A. Each Portfolio is a duly established and designated series thereof.

The Trust currently sells voting shares of beneficial interest in the Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies (“Separate Accounts”) in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The AXA Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans and (4) other investors eligible under applicable regulations under the Internal Revenue Code of 1986, as amended (“Code”) (“Regulations”). The Portfolios are underlying investment options for the Separate Accounts to fund Contracts. Under applicable law, the assets of all the Separate Accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Trust wishes to effect a reorganization consisting of (1) the transfer of all of Target’s assets to Acquiring Portfolio in exchange for shares in Acquiring Portfolio and Acquiring Portfolio’s assumption of all of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) Target’s termination as a series of the Trust, all on the terms and conditions set forth herein (collectively, “Reorganization”).

The Trust’s Agreement and Declaration of Trust, as amended (“Declaration”), permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets — each series thereof (including each Portfolio) is a managed portfolio of securities, and AXA Equitable Funds Management Group, LLC (“FMG LLC”) and each investment sub-adviser thereof, if any, have the authority to buy and sell securities for it.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted this Plan, approved the transactions contemplated hereby, and duly authorized its performance hereof on each Portfolio’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target offers a single class of shares, designated Class B shares (“Target Shares”). Acquiring Portfolio also offers a single class of shares, also designated Class B shares (“Acquiring Portfolio Shares”). The Portfolios’ shares have identical characteristics, rights, and preferences.

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Portfolio Share, and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2    The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.

1.3    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4    If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)) (all “section” references are to the Code, unless otherwise noted), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.

1.5    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts for which AXA Equitable holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder. The aggregate NAV of Acquiring Portfolio Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. The Trust shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6    Any transfer taxes payable on issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7    After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — (a) Target shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.    VALUATION

2.1    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information including Target and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2    For purposes of paragraph 1.1(a), the NAV per Acquiring Portfolio Share shall be computed at the Valuation Time, using the Valuation Procedures.

2.3    All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by FMG LLC, in its capacity as the Trust’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

3.    CLOSING AND EFFECTIVE TIME

3.1    Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on May 19, 2017, or a later date the Trust determines (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per Acquiring Portfolio Share is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Trust’s offices or at another place the Trust determines.

3.2    The Trust shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3    The Trust shall direct its transfer agent to deliver at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional outstanding Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4.    The Trust shall direct its transfer agent to deliver (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Portfolio Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

4.    CONDITIONS PRECEDENT

4.1    The Trust’s obligation to implement this Plan on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time:

(a)    At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b)    The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;

(c)    At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Portfolio’s assumption, of any liabilities of Target thereunder will be made, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e)    Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2016, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(f)    Since December 31, 2016, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

(g)    All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(h)    Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and

(i)    All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares.

4.2    The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time:

(a)    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b)    The Trust, with respect to Acquiring Portfolio, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the

Trust, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound;

(c)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and the Trust, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d)    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2016, have been audited by PwC and are in accordance with GAAP; those Statements present fairly, in all material respects, Acquiring Portfolio’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(e)    Since December 31, 2016, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Portfolio’s NAV due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio’s liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders will not constitute a material adverse change;

(f)    All Returns of Acquiring Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Portfolio (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(g)    Acquiring Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Portfolio is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Portfolio has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Portfolio has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Portfolio will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and

(h)    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares; and the Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, fully paid and non-assessable by the Trust.

4.3    The Trust’s obligation to implement this Plan on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time:

(a)    No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Portfolio’s behalf, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to its registration statement on Form N-1A and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;

(b)    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c)    There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Portfolio will not pay cash in lieu of fractional Acquiring Portfolio Shares in connection with the Reorganization;

(d)    The Trust shall have called and held a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”); and this Plan shall have been approved at that meeting (including any adjournments or postponements thereof);

(e)    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties; and

(f)    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

5.    EXPENSES

Target shall bear all the expenses of the Reorganization, except that (a) Target shall not bear any brokerage or similar expenses incurred by or for the benefit of Acquiring Portfolio in connection with the Reorganization, which shall be borne by Acquiring Portfolio, and (b) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC.

6.    TERMINATION

The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio.

7.    AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

8.    MISCELLANEOUS

8.1    This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Portfolios’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.

8.3    Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Portfolios but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. The Trust, in asserting any rights or claims hereunder on either Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

8.4    Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted as of December 1, 2016

APPENDIX A.4

FORM OF PLAN OF

REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by EQ ADVISORS TRUST, a Delaware statutory trust (“Trust”), on behalf of AXA/Pacific Global Small Cap Value Portfolio (“Target”) and AXA/Horizon Small Cap Value Portfolio (“Acquiring Portfolio”), each a segregated portfolio of assets (“series”) thereof. (Each of Target and Acquiring Portfolio is sometimes referred to herein as a “Portfolio.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Portfolio contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Portfolio shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or the Trust of its Obligations set forth herein.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A. Each Portfolio is a duly established and designated series thereof.

The Trust currently sells voting shares of beneficial interest in the Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies (“Separate Accounts”) in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The AXA Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans and (4) other investors eligible under applicable Regulations (as defined below). Class K shares are sold only to other series of the Trust, series of AXA Premier VIP Trust, and certain group annuity and retirement plans. The Portfolios are underlying investment options for the Separate Accounts to fund Contracts. Under applicable law, the assets of all the Separate Accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Trust wishes to effect a reorganization described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). The reorganization will consist of (1) the transfer of all of Target’s assets to Acquiring Portfolio in exchange solely for shares in Acquiring Portfolio and Acquiring Portfolio’s assumption of all of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) Target’s termination as a series of the Trust, all on the terms and conditions set forth herein (collectively, “Reorganization”).

The Trust’s Amended and Restated Declaration of Trust, as amended (“Declaration”), permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets — each series thereof (including each Portfolio) is a managed portfolio of securities, and AXA Equitable Funds Management Group, LLC (“FMG LLC”) and each investment sub-adviser thereof, if any, have the authority to buy and sell securities for it. The Trust believes, based on its review of each Portfolio’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Portfolio’s investment objective, policies, and strategies and that, as a result, a large majority of Target’s assets can be transferred to and held by Acquiring Portfolio.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted this Plan, approved the transactions contemplated hereby, and duly authorized its performance hereof on each Portfolio’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target offers three classes of shares, designated Class IA, Class IB, and Class K shares (“Class IA Target Shares,” “Class IB Target Shares,” and “Class K Target Shares,” respectively, and collectively, “Target Shares”). Acquiring Portfolio also offers three classes of shares, also designated Class IA, Class IB, and Class K shares (“Class IA Acquiring Portfolio Shares,” “Class IB Acquiring Portfolio Shares,” and “Class K Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). The Portfolios’ similarly designated classes of shares have identical characteristics, rights, and preferences.

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) (1) Class IA Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class IA Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class IA Acquiring Portfolio Share, (2) Class IB Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class IB Target Shares by the NAV of a Class IB Acquiring Portfolio Share, and (3) Class K Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class K Target Shares by the NAV of a Class K Acquiring Portfolio Share, and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2    The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.

1.3    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4    If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.

1.5    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts for which AXA Equitable holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class IA Target Shares shall be credited with the respective pro rata number of full and fractional Class IA Acquiring Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class IB Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class K Target Shares shall be credited with the respective pro rata number of full and fractional Class K Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6    Any transfer taxes payable on issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7    After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.    VALUATION

2.1    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2    For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3    All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by FMG LLC, in its capacity as the Trust’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

3.    CLOSING AND EFFECTIVE TIME

3.1    Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on May 19, 2017, or a later date the Trust determines (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either

Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of any class of Acquiring Portfolio Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Trust’s offices or at another place the Trust determines.

3.2    The Trust shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Portfolio, as reflected on Acquiring Portfolio’s books immediately after the Closing, does or will conform to that information on Target’s books immediately before the Closing.

3.3    The Trust shall direct its transfer agent to deliver to it at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4.    The Trust shall direct its transfer agent to deliver (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Portfolio Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

4.    CONDITIONS PRECEDENT

4.1    The Trust’s obligation to implement this Plan on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b)    The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;

(c)    At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Portfolio’s assumption, of any liabilities of Target thereunder will be made, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e)    Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2016, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(f)    Since December 31, 2016, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

(g)    All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(h)    Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i)    Target is in the same line of business as Acquiring Portfolio is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Portfolio’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

(j)    At the Effective Time, (1) at least 33 1/3% of Target’s portfolio assets — including, for these purposes, a proportionate share of the portfolio assets of any RIC (including an exchange-traded fund that is a RIC) in which Target invests — will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33 1/3% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

(k)    To the best of the Trust’s management’s knowledge, there is no plan or intention by Target’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Portfolio Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Portfolio Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

(l)    During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Portfolio Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

(m)    All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(n)    Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o)    Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and

(p)    Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose.

4.2    The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b)    The Trust, with respect to Acquiring Portfolio, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound;

(c)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and the Trust, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d)    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2015, have been audited by PwC and are in accordance with GAAP; those Statements present fairly, in all material respects, Acquiring Portfolio’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(e)    Since December 31, 2016, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Portfolio’s NAV due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio’s liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders will not constitute a material adverse change;

(f)    All Returns of Acquiring Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Portfolio (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(g)    Acquiring Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Portfolio is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Portfolio has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Portfolio has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Portfolio will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h)    Acquiring Portfolio is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Portfolio will continue, and has no plan or intention to change, that line of business;

(i)    At the Effective Time, Acquiring Portfolio (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

(j)    Following the Reorganization, Acquiring Portfolio will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Portfolio (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

(k)    Acquiring Portfolio does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

(l)    Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Portfolio or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Portfolio Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Portfolio will make as such a series pursuant to section 22(e) of the 1940 Act;

(m)    Before or in the Reorganization, neither Acquiring Portfolio nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Portfolio Shares;

(n)    Acquiring Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)    There is no plan or intention for Acquiring Portfolio to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(p)    Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Portfolio’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Portfolio invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose; and

(q)    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares; and the Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, fully paid and non-assessable by the Trust.

4.3    The Trust’s obligation to implement this Plan on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Portfolio’s behalf, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to its registration statement on Form N-1A and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;

(b)    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c)    The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Portfolio or (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person Related to Acquiring Portfolio, (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

(d)    Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e)    The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Portfolio and those to which the Assets are subject;

(f)    At the Effective Time, there will be no intercompany indebtedness existing between the Portfolios that was issued, acquired, or settled at a discount;

(g)    Pursuant to the Reorganization, Target will transfer to Acquiring Portfolio, and Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(h)    None of the compensation AXA Equitable or any affiliate thereof receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that AXA Equitable (on any Shareholder’s behalf) holds; none of the Acquiring Portfolio Shares AXA Equitable (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to AXA Equitable or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(i)    Immediately after the Reorganization, AXA Equitable (through the Separate Accounts) will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Portfolio;

(j)    No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Portfolio, AXA Equitable or any affiliate thereof (including FMG LLC), or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(k)    There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Portfolio will not pay cash in lieu of fractional Acquiring Portfolio Shares in connection with the Reorganization;

(l)    The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);

(m)    The principal purpose of Acquiring Portfolio’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction;

(n)    The Trust shall have called and held a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”); and this Plan shall have been approved at that meeting (including any adjournments or postponements thereof);

(o)    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties;

(p)    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; and

(q)    The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(1)    Target’s transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Portfolio will be “a party to a reorganization” (within the meaning of section 368(b));

(2)    Target will recognize no gain or loss on the transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3)    Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

(4)    Acquiring Portfolio’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Portfolio’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5)    A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization; and

(6)    A Shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.    EXPENSES

Target shall bear all the Reorganization Expenses, except that (a) Target shall not bear any brokerage or similar expenses incurred by or for the benefit of Acquiring Portfolio in connection with the Reorganization, which shall be borne by Acquiring Portfolio, and (b) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.    TERMINATION

The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio.

7.    AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

8.    MISCELLANEOUS

8.1    This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Portfolios’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.

8.3    Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Portfolios but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. The Trust, in asserting any rights or claims hereunder on either Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

8.4    Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted as of December 1, 2016

APPENDIX B

MORE INFORMATION ON STRATEGIES AND RISK FACTORS

Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

Each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

Among the Acquired Portfolios, each of the CharterSM Real Assets Portfolio and AXA/Pacific Global Small Cap Value Portfolio, and among the Acquiring Portfolios, each of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, EQ/PIMCO Global Real Return Portfolio, and AXA/Horizon Small Cap Value Portfolio, has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investment connoted by its name. Each such policy is subject to change only upon at least sixty (60) days prior notice to shareholders of the affected Portfolio.

Underlying Portfolios and ETFs

Each of the Acquired Portfolios (except AXA/Pacific Global Small Cap Value Portfolio), All Asset Growth- Alt 20 Portfolio, and CharterSM Moderate Portfolio, invests primarily in securities issued by other investment companies (“Underlying Portfolio(s)”) and ETFs (“Underlying ETF(s)”). Accordingly, a Portfolio’s performance depends upon a favorable allocation by the Manager among the Underlying Portfolios and the Underlying ETFs as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios are other mutual funds that are managed by the Manager and sub-advised by one or more investment sub-advisers, which may include affiliates of the Manager, and other investment companies (including open-end and closed-end investment companies) that are managed by investment managers other than the Manager. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. A passively-managed ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. A passively managed ETF generally holds the same stocks, bonds or other instruments as the index it tracks (or it may hold a representative sample of such instruments). Accordingly, such an ETF is designed so that its performance will correspond closely with that of the index it tracks.

Each of the Acquired Portfolios (except AXA/Pacific Global Small Cap Value Portfolio) and All Asset Growth- Alt 20 Portfolio has target investment percentages (an approximate percentage of the Portfolio’s assets invested in a particular asset category as represented by the primary holdings, as described in the prospectuses, of the Underlying Portfolios and Underlying ETFs). Generally, each Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolio rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. Certain Portfolios rely on these exemptive orders when investing in ETFs.

Indexing Strategies

As discussed in this Prospectus, a portion of the AXA/Pacific Global Small Cap Value Portfolio and AXA/Horizon Small Cap Value Portfolio seek to track the performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by a Sub-Adviser of a Portfolio in pursuing this objective. The Sub-Adviser to a Portfolio (or portion thereof) that seeks to track the performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio or portion. Rather, the Sub-Adviser may employ a full replication technique or sampling technique in seeking to track the performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Portfolio or portion thereof based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

Allocation Strategies

As described in this Prospectus, the Manager allocates the assets of the AXA/Pacific Global Small Cap Value Portfolio and AXA/Horizon Small Cap Value Portfolio among two or more portions of the Portfolio, each of which is managed using different yet complementary investment strategies.

Active Management Strategies

Each Sub-Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that maybe developed from time to time by the Manager. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “Comparison of Investment Objectives, Policies and Strategies.” The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolios.

Asset Allocation Strategy

The Manager determines the asset allocation target for the asset classes of certain Portfolios, the target investment percentages for each asset category and each Underlying Portfolio and Underlying ETF in which a Portfolio invests using a proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories, Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to fees directly associated with each Portfolio, you will also indirectly bear the fees of the Underlying Portfolios and Underlying ETFs, which, with respect to the Underlying Portfolios, include management and administration fees paid to the Manager, and in certain instances, advisory fees paid by the Manager to its affiliates.

Each Portfolio may deviate from its asset allocation target and target investment percentages as a result of appreciation or depreciation of the equity securities holdings, alternative investment holdings, or fixed income securities holdings of the Underlying Portfolios or Underlying ETFs in which it invests. Each Portfolio has adopted certain policies to reduce the likelihood of such an occurrence. First, the Manager will rebalance each Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its target allocations. Second, the Manager will not allocate any new investment dollars to any Underlying Portfolio or Underlying ETF that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, the Manager will allocate new investment dollars on a priority basis to Underlying Portfolios or Underlying ETFs that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

Hybrid Portfolios

Each allocation percentage for AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio (“Hybrid Portfolios”) is an asset allocation target established by FMG LLC intended to achieve the Hybrid Portfolio’s investment objective and may be changed without shareholder approval. Each Portion of a Hybrid Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Hybrid Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of the Hybrid Portfolio as it deems appropriate. To the extent that a Hybrid Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategy.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in “Comparison of Investment Objectives, Policies and Strategies,” in the Combined Proxy Statement/Prospectus and additional investment strategies that a Portfolio may employ in pursuing its investment objective. The Portfolios may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see each Portfolio’s respective Statement of Additional Information.

Acquired Portfolios (except for Pac Global Portfolio)

Cash and Short-Term Investments.    A Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio or Underlying ETF) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited. A Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act. Generally, these securities offer less potential for gains than other securities.

Illiquid Securities.    Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Non-Traditional (Alternative) Investments.    Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, seeking excess returns that are not tied to traditional investment benchmarks (absolute return); taking both long and short positions in credit-sensitive securities (e.g., long/short credit); holding private securities instead of publicly traded securities (e.g., listed private equity); taking both long and short positions in futures contracts (e.g., managed futures); seeking to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, or other special situations (e.g., merger arbitrage); or using derivatives or hedging strategies. This approach also may involve investing in a variety of non-traditional (alternative) strategies (e.g., multi strategies). Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

Portfolio Turnover.    The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments.    For temporary defensive purposes in response to adverse market, economic, political or other conditions, a Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, a Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities.    A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Acquiring Portfolios (and Pac Global Portfolio)

Bank Loans.    A Portfolio may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings, and recapitalizations.

Cash Management.    Each Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies. Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities.    Certain Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a generally a bond, preferred stock or other security that may be converted within a specified period of time and at a prestated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its senior debt obligations. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Currency.    A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives.    Each Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps and credit default swaps) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities.    Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange Traded Funds.    A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities.    Each Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities.    Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures.    A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Illiquid Securities.    Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Inflation-Indexed Bonds.    A Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes, even though it does not receive the principal until maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Bloomberg Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Inverse Floaters.    A Portfolio may invest in inverse floaters. Inverse floaters are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities.

Investment Grade Securities.    A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Sub-Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, and may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Large-Cap Companies.    A Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Loan Participations and Assignments.    Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap, Small-Cap and Micro-cap Companies.    Each Portfolio may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities.    A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Non-Investment Grade Securities.    Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s or determined by the applicable Sub-Adviser to be of comparable quality) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade debt securities, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Options.    A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover.    The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks.    A Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Real Estate Investment Trusts (“REITs”).    Certain Portfolios may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate and are defined by U.S. tax laws. REITs are not subject to U.S. corporate income tax, provided they comply with a number of Internal Revenue Code requirements, including distributing a significant portion of their net income to shareholders. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided certain requirements are met.

Securities of Other Investment Companies.    Certain Portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of those investment companies.

Short Sales.    A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Swaps.    A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments.    For temporary defensive purposes in response to adverse market, economic, political or other conditions, a Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, a Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities.    A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of a Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect a Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Risks of the Portfolios and the Underlying Portfolios and Underlying ETFs

Each Portfolio and each of the Underlying Portfolios and Underlying ETFs may be subject to certain general investment risks, as discussed below. In this section, the term “Portfolio” may include a Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

Sub-Adviser Selection Risk:    The risk that the Manager’s process for selecting or replacing an investment sub-adviser (“Sub-Adviser”) and its decision to select or replace a Sub-Adviser does not produce the intended results.

Affiliated Portfolio Risk:    In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Manager also may be subject to potential conflicts of interest in selecting shares of Underlying Portfolios for redemption. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Asset Class Risk:    There is the risk that the returns from the asset classes, or types of securities, in which a Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cash Management Risk:    Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, a Portfolio may maintain cash balances, including foreign currency balances, which may be significant with counterparties such as the Trust’s custodian or its affiliates. A Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Counterparty Risk:    If an Underlying Portfolio or Underlying ETF concentrates in a particular market, industry, group of industries, country, region, group of countries, asset class or sector, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an Underlying Portfolio or Underlying ETF that concentrates in a single market, industry, group of industries, country, region, group of countries, asset class or sector may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Cybersecurity and Operational Risk:    A Portfolio, its service providers, and third party fund distribution platforms, and your ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other problems, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Manager, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Manager, Portfolio service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, leading to significant loss of value.

Derivatives Risk:    A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce a Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to a Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close-out a derivatives position could expose a Portfolio to losses and could make such derivatives more difficult for a Portfolio to value accurately. Assets segregated to cover these transactions may decline in value and may become illiquid. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. As a result, a larger portion of a Portfolio’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Portfolio. There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Portfolio also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Portfolio’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of a Portfolio to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

Exchange-Traded Funds (“ETFs”):    A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which a Portfolio invests in addition to a Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, a Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs.

Futures Contract Risk:    The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject a Portfolio to leveraging risk.

Index Strategy Risk:    A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Insurance Fund Risk:    The Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Manager’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer s Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The performance of a Portfolio also may adversely impact the value of Contracts that offer a Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of a Portfolio and that is consistent with a Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Investment Style Risk:    An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of a Portfolio’s share price. Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of a Portfolio’s share price.

Issuer-Specific Risk:    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Leveraging Risk:    When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because a Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of a Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of a Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, a Portfolio may experience substantial losses. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk:    The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may require a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations and may result in a loss or may be costly to a Portfolio. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Market Risk:    The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Adviser Risk:    A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of a Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating a Portfolio’s assets to Advisers and its selection and oversight of the Advisers. Because each Adviser manages its allocated portion of a Portfolio independently from another Adviser, the same security may be held in different portions of a Portfolio, or may be acquired for one portion of ta Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of a Portfolio. Because each Adviser directs the trading for its own portion of a Portfolio, and does not aggregate its transactions with those of the other Adviser, a Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among a Portfolio’s Advisers in a manner that it believes is consistent with achieving a Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating a Portfolio’s assets among Advisers, including affiliated Advisers, because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Non-Diversification Risk:    A non-diversified portfolio’s greater investment in a single issuer or a few issuers makes the portfolio more susceptible to adverse events impacting those issuers. A decline in the value of or default by a single security in a non-diversified portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Options:    A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in a Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, a Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Management Risk:    The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results.

Portfolio Turnover Risk:    High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Recent Market Conditions Risk:    The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, continues to affect global economies and financial markets. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, investors in many types of securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have and may continue to experience losses. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Over the past several years and continuing into the present, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow economies. The ultimate effect of these efforts is not yet known. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. A change in or withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. As a result, the impact of U.S. financial regulation and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

Redemption Risk:    A Portfolio may experience periods of heavy redemptions that could cause a Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Regulatory Risk:    The Manager is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Manager also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and, due to a Portfolio’s use of derivatives, serves as a CPO with respect to a Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs, which may be borne by a Portfolio and may affect Portfolio returns.

Repurchase Agreements Risk:    A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from a Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, a Portfolio might incur a loss. If the seller declares bankruptcy, portfolio may not be able to sell the security at the desired time.

Risk Management:    The Manager and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that a Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to a Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Manager or Sub-Advisers will identify all of the risks that might affect a Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce a Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs:    A Portfolio will indirectly bear the fees and expenses paid by the Underlying Portfolios and Underlying ETFs in which it invests, in addition to a Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of a Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. A Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, a Portfolio is subject to the risks associated with investing in such securities. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with a Portfolio correlates to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which ta Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

Sector Concentration Risk:    To the extent a Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk:    For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Securities Selection Risk:    The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

Short Position Risk:    A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased plus any premiums or interest paid to the third party. Short positions may be considered speculative transactions and involve special risks that could increase losses or reduce gains. Short sales involve greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing a Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short are returned to the lender on short notice. If this happens, a Portfolio may have to buy the securities sold short at an unfavorable price. When a Portfolio is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Swaps:    A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Tax Risk:    The risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Risks of Equity Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that emphasize investments in equity securities or other equity instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of equity securities or other equity instruments. The risks of investing in equity securities or other equity instruments may include:

Convertible Securities Risk:    The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, a Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which mean that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities are normally “junior” securities which mean an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Equity Risk:    In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Equity securities generally have greater price volatility than fixed income securities.

Financial Services Sector Risk:    To the extent a Portfolio invests in the financial services sector, the value of a Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing in a diversified portfolio of securities.

Focused Portfolio Risk:    A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, including a Portfolio that is classified as “diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on a Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as a Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio that is more broadly invested.

Initial Public Offering (“IPO”) Risk:    Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on a Portfolio’s performance will likely decrease as a Portfolio’s asset size increases, which could reduce a Portfolio’s returns. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Listed Private Equity Company Risk:    Listed private equity companies may include, among other companies, business development companies, publicly traded limited partnership interests, publicly traded venture capital funds, publicly traded private equity funds, publicly traded financial institutions that lend capital to or invest in privately held companies, and any other publicly traded vehicle whose purpose is to invest in privately held companies. Depending on their underlying investments, listed private equity companies are subject to various risks, which may include, but are not limited to, additional liquidity risk, industry risk, foreign securities risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk. Generally, little public information exists for privately held companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investing in less mature privately held companies involves greater risk than investing in well-established, publicly-traded companies.

Mid-Cap, Small-Cap and Micro-Cap Company Risk:    A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-capitalization companies than for mid-capitalization companies.

Real Estate Investing Risk:    A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-capitalization companies than for mid-capitalization companies.

Special Situations Risk:    A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, a merger, consolidation, liquidation, restructuring, bankruptcy or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during a Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by a Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Unseasoned Companies Risk:    These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Risks of Fixed Income Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that invest primarily in debt securities or other debt instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds or other debt instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as described in each Underlying Portfolio’s or Underlying ETF’s investment strategies. In addition to bonds, debt securities also include money market instruments. The risks of investing in fixed income securities or other fixed income instruments may include:

Banking Industry Sector Risk:    To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Collateralized Loan Obligations Risk:    In addition to the typical risks associated with fixed income securities discussed elsewhere in this Prospectus (e.g., interest rate risk and credit risk), collateralized loan obligations (“CLOs”) carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that a Portfolio may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit Risk:    The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a Portfolio may decrease its value. When a fixed income security is not rated, an Adviser may have to assess the risk of the security itself. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolios themselves.

Distressed Companies Risk:    A Portfolio may invest in distressed securities, including loans, bonds and notes, many of which are not publicly traded and that may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. A Portfolio may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than a Portfolio’s original investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Floating Rate Loan Risk:    Floating rate loans generally are subject to restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized, and can decline significantly in value.

Inflation-Indexed Bonds Risk:    Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, a Portfolio may have no income at all from such investments

Interest Rate Risk:    The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Conversely, when interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these obligations to fall. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a Portfolio holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a Portfolio’s shares. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). When the Federal Reserve raises the federal funds rate, interest rates are expected to rise. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Inverse Floaters Risk:    Inverse floaters, which are fixed income securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals), may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Grade Securities Risk:    Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s or, if unrated, are deemed to be of comparable quality by an Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may possess certain speculative characteristics as well.

Loan Risk:    Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a Portfolio investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value. Loan interests may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that a Portfolio may incur losses in order to timely honor redemptions.

Money Market Risk:    Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk:    The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. An increased rate of prepayments on a Portfolio’s mortgage-backed and asset-backed securities will result in an unforeseen loss of interest income to a Portfolio as a Portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. This is known as extension risk. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, a Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Non-Investment Grade Securities Risk:    Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) or, if unrated, deemed to be of comparable quality by an Adviser are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of a Portfolio’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Prepayment and Extension Risk:    Prepayment risk is the risk that the principal on securities held by a Portfolio may be paid off by the issuer more quickly than originally anticipated, and a Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the principal on securities held by a Portfolio may be paid off by the issuer more slowly than originally anticipated. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines. The prices of variable and floating rate securities (including loans) can be less sensitive to prepayment risk.

Preferred Stock Risk:    Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that a Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of a Portfolio’s investments to decline.

Sovereign Debt Risk:    Sovereign debt investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt for a variety of reasons including, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt obligations may be collected and there may be few or no effective legal remedies for collecting on such debt. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Unrated Debt Securities Risk:    Unrated debt securities determined by an Adviser to be of comparable quality to rated securities may be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

U.S. Government Securities Risk:    A Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate due to changing interest rates, among other factors. Notwithstanding that these securities are backed by the full faith and credit of the U.S., circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Portfolio. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

Zero Coupon and Pay-in-Kind Securities Risk:    A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each Portfolio may invest a varying portion of its assets in Underlying Portfolios and Underlying ETFs that invest primarily in foreign securities or other foreign instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of foreign securities or other foreign instruments. The following is a more detailed description of the primary risks of investing in foreign securities and other foreign instruments:

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision and regulation than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries, which could adversely affect the value of a Portfolio’s investments.

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk:    Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk:    Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of a Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk:    The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, one or more members could abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Geographic Concentration Risk:    A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on a Portfolio’s investment performance and that a Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk:    An Underlying Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Underlying Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Underlying Portfolio’s net asset value might be diluted. An Underlying Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the board of trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Underlying Portfolio’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement an Underlying Portfolio’s investment strategy (e.g., reducing the volatility of a Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk:    Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk:    Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk:    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be un-invested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Portfolio could be liable for any losses incurred.

Transaction Costs Risk:    The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Risks of Alternative Investments

Each Portfolio may invest in certain Underlying Portfolios and Underlying ETFs that invest in alternative investments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to the extent of a Portfolio’s investment, on the risks and rewards of alternative investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and, as a result, may have different characteristics and risks than do traditional investments. Alternative investments may be less liquid, particularly in periods of stress, more complex and less transparent, and may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

The following is a more detailed description of the primary risks of investing in alternative investments. In addition to the risks specific to alternative investments, the Underlying Portfolios and Underlying ETFs that invest in alternative investments may be subject to the risks associated with equity, fixed income and foreign investments, certain of which are discussed earlier in this Prospectus. Certain risks discussed below also may apply to Underlying Portfolios and Underlying ETFs that do not invest in alternative investments. An Underlying Portfolio and Underlying ETF may be subject to certain additional risks as discussed in its prospectus.

Commodity Price Volatility Risk:    Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Commodity Risk:    Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may adversely affect a Portfolio’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.

Concentration Risk:    If an Underlying Portfolio or Underlying ETF concentrates in a particular market, industry, group of industries, country, region, group of countries, asset class or sector, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an Underlying Portfolio or Underlying ETF that concentrates in a single market, industry, group of industries, country, region, group of countries, asset class or sector may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Energy Sector Risk:    The energy sector is cyclical and highly dependent on commodities prices, and the market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to a Portfolio’s holdings and the performance of a Portfolio.

Infrastructure Sector Risk:    Companies in the infrastructure industry may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products. In addition, infrastructure companies may be adversely affected by government regulation or world events (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social or labor unrest, or violence) in the regions in which the companies operate. Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. In addition, the failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure companies may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Natural Resources Sector Risk:    The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

Oil and Gas Sector Risk:    The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, and world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest.) Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Precious Metals Risk:    Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

Sales by the Official Sector Risk:    A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of an Underlying ETF that invests in gold will be adversely affected.

Utilities Sector Risk:    The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on the Underlying ETF’s portfolio securities and the performance of the Underlying ETF.

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

OF PORTFOLIOS OF EQ TRUST

As of January 31, 2017, to EQ Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class IA, Class IB, or Class K shares of an Acquiring Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

All Asset Growth-Alt 20 — Class K

ALLIANCE FOR DENTAL CARE PLLC 40 WINTER ST STE 201 ROCHESTER, NH 03867-313	29.69%	11.14%

DEREK P. CIMLER, D.D.S. 46 NEW HAVEN RD VERGENNES, VT 05491-133	6.08%	2.28%

MOYES-IVERSON DENTAL, LLC 1770 COMBE RD # B OGDEN, UT 84403-517	29.27%	10.98%

BRENT E. CURTIS, D.D.S. 2025 S 1300 E SALT LAKE CTY, UT 84105-365	6.97%	2.62%

AXA/Horizon Small Cap Value — Class IB

MR STEPHEN PERRETTA 28 COMMUNITY DRIVE CORAM, NY 11727-2701	6.28%	2.14%

THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	42.96%	14.62%

MR THOMAS K GARCEAU 39088 30TH STREET PAW PAW, MI 49079-9420	8.04%	2.74%

MR RONALD J DEMERECK 39741 32ND STREET PAW PAW, MI 49079-8441	13.51%	4.60%

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

EQ/PIMCO Global Real Return — Class IB

MR JOHN R SMERECZNIAK 1132 WILDFLOWER CT RED WING, MN 55066-3987	33.49%	22.10%

THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	30.18%	19.91%

MISS SYLVIA EWING 5216 4TH STREET NE UNIT 201 WASHINGTON, DC 20011-6352	5.64%	3.73%

As of January 1, 2017, to EQ Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class IB or Class K shares of an Acquired Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

All Asset Aggressive-Alt 25 — Class K

DANIEL T. NOVAK PS PLAN 2833 QUAKER VALLEY RD NEW PARIS, PA 15554-862	5.57%	3.48%

GREGORY D. LISKA DDS AND DARREN 1025 EVERGREEN LN N PLYMOUTH, MN 55441-486	11.45%	7.16%

JEFFREY D. JACOBSON, DDS 1024 COLINGTON RD # 1 KILL DEVIL HL, NC 27948-801	22.03%	13.77%

SERGE PAPIERNIK, D.D.S., P.A. 9350 S DIXIE HWY STE 920 MIAMI, FL 33156-299	15.44%	9.65%

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

All Asset Aggressive-Alt 50 — Class IB

AARON M ATWOOD 15 UNION ST APT 3 CHARLESTOWN, MA 02129	6.37%	0.06%

JOSEPH K EDSON 4220 DENBIGH DR RICHMOND, VA 23235	5.19%	0.05%

RICHARD HSU 160 SANTIAGO AVE RUTHERFORD, NJ 07070	8.31%	0.08%

DIANE K UEBELHOER 8425 HASTA COURT FORT WAYNE, IN 46815	6.76%	0.07%

RICHARD A FENNESSY 1037 COLONY DR CRYSTAL LAKE, IL 60014	5.13%	0.05%

FIONA H FORREST 4026 LA JOLLA VILLAGE DR SAN DIEGO, CA 92037	14.86%	0.15%

AKEMI UYEMA 2305 W 165TH ST TORRANCE, CA 90504	11.87%	0.12%

All Asset Aggressive-Alt 75 — Class IB

STEPHEN UNGER 6178 VISTA LINDA LN BOCA RATON, FL 33433	12.03%	0.18%

CHER TRUST DTD 10/09 CHARLOTTE D BO 454 W CITATION LANE TEMPE, AZ 85284	7.04%	0.10%

BILL J REED 2881 KENDRICK STREET GOLDEN, CO 80401	13.74%	0.20%

KEVIN E DUPREE 5815 OUTLOOK MISSION, KS 66202	10.72%	0.16%

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

AXA/Pacific Global Small Cap Value — Class IB

MR JOHN R SMERECZNIAK 1132 WILDFLOWER CT RED WING, MN 55066-3987	33.49%	22.10%

THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	30.18%	19.91%

MISS SYLVIA EWING 5216 4TH STREET NE UNIT 201 WASHINGTON, DC 20011-6352	5.64%	3.73%

CHRISTINE LEFKOWITZ 516 HARBOR RD COLD SPRING HARBOR, NY 11724	6.72%	1.24%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

OF PORTFOLIOS OF VIP TRUST

As of January 31, 2017, to VIP Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class B shares of an Acquiring Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

Charter Moderate — Class B

WILLIAM C WISWELL W4812 OVERLOOK DR ELKHORN, WI 53121	15.31%	13.86%

As of January 31, 2017, to VIP Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class B shares of an Acquired Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

Charter Income Strategies — Class B

LVG TST DTD 7/17/07 ESTHER R HEIME 21 SUNCREST DRIVE DIX HILLS, NY 11746	5.93%	1.10%

Charter International Moderate — Class B

JANE ALPERT 177 BLACKWOOD LANE STAMFORD, CT 06903	8.24%	0.79%

MARIANGELA FILIPPELLI 12067 APOLLO DR N ROYALTON, OH 44133	9.22%	0.88%

BILL J REED 2881 KENDRICK STREET GOLDEN, CO 80401	10.89%	1.04%

Charter Interest Rate Strategies — Class B

MARIANNE ZITELLA 726 LOMBARD RD ADDISON, IL 60101	5.42%	1.12%

Charter Real Assets — Class B

YOLANDA M CELLUCCI 125 COOLIDGE AVE APT 809 WATERTOWN MA 02472-2875	5.27%	0.19%

LOUISE A EVANS 511 BOGGSTON AVE PITTSBURGH, PA 15210	5.23%	0.19%

CHER TRUST DTD 10/09 CHARLOTTE D BO 454 W CITATION LANE TEMPE, AZ 85284	5.08%	0.18%

STATEMENT OF ADDITIONAL INFORMATION

February 22, 2017

EQ ADVISORS TRUST

All Asset Aggressive-Alt 25 Portfolio

All Asset Aggressive-Alt 50 Portfolio

All Asset Aggressive-Alt 75 Portfolio

AXA/Pacific Global Small Cap Value Portfolio,

each a series of EQ Advisors Trust and

AXA PREMIER VIP TRUST

CharterSM Alt 100 Moderate Portfolio

CharterSM Income Strategies Portfolio

CharterSM Interest Rate Strategies Portfolio

CharterSM Real Assets Portfolio,

each a series of AXA Premier VIP Trust

(each, an “Acquired Portfolio” and together, the “Acquired Portfolios”)

AND

EQ ADVISORS TRUST

All Asset Growth-Alt 20 Portfolio

AXA/DoubleLine Opportunistic Core Plus Bond Portfolio

EQ/PIMCO Global Real Return Portfolio

AXA/Horizon Small Cap Value Portfolio,

each a series of EQ Advisors Trust

(each, an “Acquiring Portfolio” and together, the “Acquiring Portfolios”)

1290 Avenue of the Americas

New York, New York 10104

(877) 222-2144

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
All Asset Aggressive-Alt 25 Portfolio All Asset Aggressive-Alt 50 Portfolio All Asset Aggressive-Alt 75 Portfolio CharterSM Alt 100 Moderate Portfolio	All Asset Growth-Alt 20 Portfolio
CharterSM Income Strategies Portfolio CharterSM Interest Rate Strategies Portfolio	AXA/DoubleLine Opportunistic Core Plus Bond Portfolio
CharterSM Real Assets Portfolio	EQ/PIMCO Global Real Return Portfolio
AXA/Pacific Global Small Cap Value Portfolio	AXA/Horizon Small Cap Value Portfolio

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of each Acquired Portfolio into the corresponding Acquiring Portfolio under which the Acquiring Portfolio would acquire all of the assets of the Acquired Portfolio in exchange solely for shares of the Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of the corresponding Acquired Portfolio’s liabilities (the “Reorganizations”). This SAI is available to owners of and participants in variable life insurance contracts and variable annuity contracts and certificates (the “Contracts”) with amounts allocated to an Acquired Portfolio and to other shareholders of the Acquired Portfolios as of December 31, 2016.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated February 22, 2017 relating to the Reorganizations (the “Combined Proxy Statement/Prospectus”) may be obtained, without charge, by writing to EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust”) at 1290 Avenue of the Americas, New York, New York 10104 or calling 1-877-222-2144. This SAI should be read in conjunction with the Combined Proxy Statement/Prospectus.

1

Contents of the SAI

This SAI consists of the cover page, the information set forth below, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

With respect to the reorganization of the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio, each a series of EQ Trust, merging into All Asset Growth- Alt 20 Portfolio, a series of EQ Trust; and AXA/Pacific Global Small Cap Value Portfolio, a series of EQ Trust, merging into AXA/Horizon Small Cap Value Portfolio, a series of EQ Trust.

The combined Statement of Additional Information of EQ Trust dated May 1, 2016, as supplemented, with respect to the All Asset Growth-Alt 20 Portfolio and AXA/Horizon Small Cap Value Portfolio, each an Acquiring Portfolio, and the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and AXA/Pacific Global Small Cap Value Portfolio, each an Acquired Portfolio (File Nos. 333-17217 and 811-07953).

The Statement of Additional Information includes information about EQ Trust’s other portfolios that is not relevant to the Reorganizations. Please disregard that information.

With respect to the reorganization of the CharterSM Alt 100 Moderate Portfolio, a series of VIP Trust, merging into All Asset Growth-Alt 20 Portfolio, a series of EQ Trust; the CharterSM Income Strategies Portfolio and CharterSM Income Strategies Portfolio, each a series of VIP Trust, merging into AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of EQ Trust; and the CharterSM Real Assets Portfolio, a series of VIP Trust, merging into EQ/PIMCO Global Real Return Portfolio, a series of EQ Trust.

The combined Statement of Additional Information of EQ Trust dated May 1, 2016, as supplemented, with respect to the All Asset Growth-Alt 20 Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, and EQ/PIMCO Global Real Return Portfolio, each an Acquiring Portfolio (File Nos. 333-17217 and 811-07953).

The combined Statement of Additional Information of VIP Trust dated May 1, 2016, as supplemented, with respect to the CharterSM Alt 100 Moderate Portfolio, CharterSM Income Strategies Portfolio, CharterSM Interest Rate Strategies Portfolio, and CharterSM Real Assets Portfolio, each an Acquired Portfolio (File Nos. 333-70754 and 811-10509).

The Statements of Additional Information include information about EQ Trust’s and VIP Trust’s other portfolios that are not relevant to the Reorganizations. Please disregard that information.

Pro Forma Financial Information

CharterSM Real Assets Portfolio merging into EQ/PIMCO Global Real Return Portfolio

In accordance with the instructions to Form N-14, pro forma financial information for the CharterSM Real Assets Portfolio (“Real Assets Portfolio”) and the EQ/PIMCO Global Real Return Portfolio (“Global Real Return Portfolio”) after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Real Assets Portfolio within 30 days prior to the date of filing of the Combined Proxy Statement and Prospectus for the Reorganization are less than 10 percent of the net assets of the Global Real Return Portfolio.

All Asset Aggressive-Alt 25 Portfolio merging into All Asset Growth-Alt 20 Portfolio

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2016, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2016, and the pro forma condensed Statement of Operations for the one year period ended December 31, 2016 for the All Asset Aggressive-Alt 25 Portfolio (“Alt-25 Portfolio”) and the All Asset Growth-Alt 20 Portfolio (“Growth-Alt 20 Portfolio”), as adjusted giving effect to the Reorganization. The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2016, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of the Alt-25 Portfolio’s holdings may not remain at the time of the Reorganization. It is also expected that, if the Reorganization is approved, the Alt-25 Portfolio’s holdings that are not compatible with the corresponding Growth-Alt 20 Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the Growth-Alt 20 Portfolio’s investment objective and policies. The portion of an Alt-25 Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by AXA Equitable Funds Management Group, LLC, the Portfolios’ investment manager, of the compatibility of those holdings with the Growth-Alt 20 Portfolio’s portfolio composition, investment objective, and policies at the time of the Reorganization. The need for a Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

2

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Unaudited)

	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	Pro-forma Adjustment	All Asset Growth- Alt 20 Combined Pro-forma	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	Pro-forma Adjustment	All Asset Growth- Alt 20 Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
EXCHANGE TRADED FUNDS:
iShares® China Large-Cap Fund (x)	4,435	38,800	—	43,235	153,939	1,346,748	—	1,500,687
iShares® Gold Trust*	—	1,028,100	—	1,028,100	—	11,391,348	—	11,391,348
iShares® International Developed Property Fund (x)	11,740	71,000	—	82,740	394,581	2,386,310	—	2,780,891
iShares® JP Morgan USD Emerging Markets Bond Fund (x)	1,870	47,660	—	49,530	206,111	5,253,085	—	5,459,196
iShares® MSCI EAFE Small-Cap Fund	10,760	80,600	—	91,360	536,279	4,017,104	—	4,553,383
iShares® MSCI Global Gold Miners Fund	3,144	9,750	—	12,894	53,857	167,018	—	220,875
iShares® Silver Trust*	—	76,950	—	76,950	—	1,162,714	—	1,162,714
iShares® U.S. Oil & Gas Exploration & Production Fund (x)	2,960	15,320	—	18,280	193,702	1,002,541	—	1,196,243
PowerShares DB Gold Fund (x)*	46,850	26,900	—	73,750	1,734,856	996,107	—	2,730,963
PowerShares DB Silver Fund (x)*‡	16,440	70,000	—	86,440	408,698	1,740,200	—	2,148,898
SPDR S&P Emerging Asia Pacific Fund	1,140	4,100	—	5,240	85,648	308,033	—	393,681
SPDR® S&P Emerging Markets SmallCap Fund	3,805	31,900	—	35,705	151,135	1,267,068	—	1,418,203

Total Exchange Traded Funds (11.5%) (Cost $32,344,862)					3,918,806	31,038,276	—	34,957,082

INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	195,592	1,504,427	—	1,700,019	1,555,469	11,964,159	—	13,519,628
AXA Real Estate Portfolio‡	147,891	1,067,135	—	1,215,026	1,548,883	11,176,284	—	12,725,167
AXA/AB Small Cap Growth Portfolio‡	144,011	912,351	—	1,056,362	2,608,102	16,523,133	—	19,131,235
AXA/Janus Enterprise Portfolio*‡	10,555	74,041	—	84,596	167,862	1,177,460	—	1,345,322
AXA/Loomis Sayles Growth Portfolio‡	167,378	2,091,832	—	2,259,210	1,090,324	13,626,510	—	14,716,834
EQ/BlackRock Basic Value Equity Portfolio‡	101,570	739,741	—	841,311	2,351,590	17,126,779	—	19,478,369
EQ/Boston Advisors Equity Income Portfolio‡	206,677	1,053,797	—	1,260,474	1,190,213	6,068,611	—	7,258,824
EQ/Emerging Markets Equity PLUS Portfolio‡	118,296	938,228	—	1,056,524	946,879	7,509,871	—	8,456,750
EQ/GAMCO Mergers and Acquisitions Portfolio‡	147,809	1,046,595	—	1,194,404	1,930,553	13,669,683	—	15,600,236
EQ/GAMCO Small Company Value Portfolio‡	33,595	281,723	—	315,318	1,966,357	16,489,358	—	18,455,715
EQ/Global Bond PLUS Portfolio‡	89,934	2,389,111	—	2,479,045	788,304	20,941,495	—	21,729,799
EQ/High Yield Bond Portfolio‡	40,919	879,168	—	920,087	389,631	8,371,482	—	8,761,113
EQ/Intermediate Government Bond Portfolio‡	16,329	465,277	—	481,606	167,082	4,760,850	—	4,927,932
EQ/International Equity Index Portfolio‡	125,317	1,128,677	—	1,253,994	1,048,184	9,440,531	—	10,488,715
EQ/Invesco Comstock Portfolio‡	113,726	795,725	—	909,451	1,795,133	12,560,314	—	14,355,447
EQ/JPMorgan Value Opportunities Portfolio‡	73,274	727,137	—	800,411	1,359,592	13,492,012	—	14,851,604
EQ/MFS International Growth Portfolio‡	379,989	2,910,996	—	3,290,985	2,496,916	19,128,204	—	21,625,120
EQ/PIMCO Global Real Return Portfolio‡	53,121	1,178,356	—	1,231,477	515,639	11,438,117	—	11,953,756
EQ/PIMCO Ultra Short Bond Portfolio‡	9,956	574,754	—	584,710	98,237	5,671,102	—	5,769,339
EQ/T. Rowe Price Growth Stock Portfolio*‡	57,270	376,510	—	433,780	2,229,452	14,657,094	—	16,886,546
Multimanager Core Bond Portfolio‡	21,568	640,212	—	661,780	210,925	6,260,897	—	6,471,822

Total Investment Companies (88.2%) (Cost $243,715,577)					26,455,327	242,053,946	—	268,509,273

3

	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	Pro-forma Adjustment	All Asset Growth- Alt 20 Combined Pro-forma	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	Pro-forma Adjustment	All Asset Growth- Alt 20 Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
SHORT-TERM INVESTMENTS:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	400,075	769,263	—	1,169,338	400,195	769,494	—	1,169,689

	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	Pro-forma Adjustment	All Asset Growth- Alt 20 Combined Pro-forma
	Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Principal Amount ($)
Repurchase Agreements (1.7%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $325,911, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $332,403. (xx)	25,885	300,000	—	325,885	25,885	300,000	—	325,885
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $222,516, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $226,944. (xx)	22,493	200,000	—	222,493	22,493	200,000	—	222,493
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,000,117, collateralized by various Common Stocks; total market value $1,111,555. (xx)	—	1,000,000	—	1,000,000	—	1,000,000	—	1,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,900,339, collateralized by various Common Stocks; total market value $3,223,510. (xx)	400,000	2,500,000	—	2,900,000	400,000	2,500,000	—	2,900,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $569,970, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $581,337. (xx)	175,632	394,307	—	569,939	175,632	394,307	—	569,939
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $300,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $306,155. (xx)	—	300,000	—	300,000	—	300,000	—	300,000

Total Repurchase Agreements					624,010	4,694,307	—	5,318,317

Total Short-Term Investment (2.1%) (Cost $6,487,736)					1,024,205	5,463,801	—	6,488,006

Total Investments (101.8%) (Cost $282,548,175)					31,398,338	278,556,023	—	309,954,361
Other Assets Less Liabilities (-1.8%)					(706,675)	(4,761,991)	—	(5,468,666)

Net Assets (100%)					30,691,663	273,794,032	—	304,485,695

As of February 22, 2017 each security held by the Acquired Portfolio complies with the investment policies and restrictions of the Acquiring Portfolio.

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $5,184,583. This was secured by cash collateral of $5,318,317 which was subsequently invested in joint repurchase agreements with a total valued at $5,318,317, as reported in the Portfolio of Investments as Repurchase Agreements.

The holdings in affiliated Investment Companies are all Class K shares.

4

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

	All Asset Aggressive-Alt 25
Securities:	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$1,018,846	$426,610	$178,515	$1,555,469	$35,830	$(408)
AXA Real Estate Portfolio (a)	1,239,705	601,611	328,475	1,548,883	12,987	16,380
AXA/AB Small Cap Growth Portfolio	1,929,711	912,045	339,740	2,608,102	15,201	159,157
AXA/Janus Enterprise Portfolio (b)	156,880	34,431	16,973	167,862	—	60
AXA/Loomis Sayles Growth Portfolio	867,030	169,267	—	1,090,324	6,200	23,067
EQ/BlackRock Basic Value Equity Portfolio	1,768,756	692,563	422,411	2,351,590	39,723	(121)
EQ/Boston Advisors Equity Income Portfolio	882,828	722,301	400,648	1,190,213	26,827	127,771
EQ/Emerging Markets Equity PLUS Portfolio	892,705	267,438	296,903	946,879	9,738	317
EQ/GAMCO Mergers and Acquisitions Portfolio	1,377,156	697,162	178,114	1,930,553	4,372	82,004
EQ/GAMCO Small Company Value Portfolio	1,332,383	641,475	280,685	1,966,357	13,596	60,137
EQ/Global Bond PLUS Portfolio	680,650	224,839	101,798	788,304	17,184	1,473
EQ/High Yield Bond Portfolio	299,296	123,469	50,874	389,631	20,389	14
EQ/Intermediate Government Bond Portfolio	261,891	212,737	306,047	167,082	1,541	1,655
EQ/International Equity Index Portfolio	907,078	406,746	261,391	1,048,184	30,326	(246)
EQ/Invesco Comstock Portfolio	1,289,616	594,226	301,413	1,795,133	44,465	(11)
EQ/JPMorgan Value Opportunities Portfolio	1,031,952	140,511	52,427	1,359,592	15,511	7,573
EQ/MFS International Growth Portfolio	2,069,282	790,725	373,137	2,496,916	30,591	4,253
EQ/PIMCO Global Real Return Portfolio	401,702	164,464	67,839	515,639	26,003	1,032
EQ/PIMCO Ultra Short Bond Portfolio	78,883	35,579	16,960	98,237	1,219	3
EQ/T. Rowe Price Growth Stock Portfolio	1,824,908	759,269	357,034	2,229,452	—	36,890
Multimanager Core Bond Portfolio	141,495	95,729	25,446	210,925	3,980	207

	$20,452,753	$8,713,197	$4,356,830	$26,455,327	$355,683	$521,207

	All Asset Growth-Alt 20
Securities:	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$8,390,693	$1,927,283	$1,129,314	$11,964,159	$278,921	$(31,804)
AXA Real Estate Portfolio (a)	10,561,781	1,378,359	1,046,574	11,176,284	100,497	177,334
AXA/AB Small Cap Growth Portfolio	15,952,175	1,491,708	1,684,527	16,523,133	99,499	1,068,651
AXA/Janus Enterprise Portfolio (b)	1,562,479	11,128	339,431	1,177,460	—	5,921
AXA/Loomis Sayles Growth Portfolio	9,753,249	3,966,410	912,928	13,626,510	77,480	376,002
EQ/BlackRock Basic Value Equity Portfolio	16,250,142	618,405	1,871,422	17,126,779	289,888	418,063
EQ/Boston Advisors Equity Income Portfolio	6,831,906	1,060,956	1,693,567	6,068,611	130,131	729,777
EQ/Emerging Markets Equity PLUS Portfolio	8,197,362	205,548	1,625,934	7,509,871	78,380	11,931
EQ/GAMCO Mergers and Acquisitions Portfolio	12,996,579	1,121,785	761,218	13,669,683	34,937	672,451
EQ/GAMCO Small Company Value Portfolio	14,783,633	978,664	1,851,289	16,489,358	119,963	634,156
EQ/Global Bond PLUS Portfolio	25,150,906	1,666,731	5,768,951	20,941,495	463,877	(66,758)
EQ/High Yield Bond Portfolio	7,837,523	782,190	732,942	8,371,482	433,828	(5,433)
EQ/Intermediate Government Bond Portfolio	2,950,097	2,719,250	868,957	4,760,850	38,294	7,347
EQ/International Equity Index Portfolio	10,043,990	468,557	1,099,392	9,440,531	277,804	(92,595)
EQ/Invesco Comstock Portfolio	11,626,948	596,339	1,274,589	12,560,314	320,809	(9,214)
EQ/JPMorgan Value Opportunities Portfolio	10,574,246	1,659,571	1,204,350	13,492,012	159,571	95,650
EQ/MFS International Growth Portfolio	20,266,149	1,027,059	2,252,791	19,128,204	238,354	161,456
EQ/PIMCO Global Real Return Portfolio	10,664,883	1,983,941	1,700,309	11,438,117	559,415	24,487
EQ/PIMCO Ultra Short Bond Portfolio	7,977,458	823,302	3,228,965	5,671,102	64,342	(56,633)
EQ/T. Rowe Price Growth Stock Portfolio	15,149,696	1,084,651	1,531,574	14,657,094	—	289,046
Multimanager Core Bond Portfolio	4,661,809	1,803,323	180,111	6,260,897	124,664	5,446
PowerShares DB Silver Fund	1,073,817	551,765	—	1,740,200	—	—

	$233,257,521	$27,926,925	$32,759,135	$243,794,146	$3,890,654	$4,415,281

5

	All Asset Growth-Alt 20 Combined Pro-forma
Securities:	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$9,409,539	$2,353,893	$1,307,829	$13,519,628	$314,751	$(32,212)
AXA Real Estate Portfolio (a)	11,801,486	1,979,970	1,375,049	12,725,167	113,484	193,714
AXA/AB Small Cap Growth Portfolio	17,881,886	2,403,753	2,024,267	19,131,235	114,700	1,227,808
AXA/Janus Enterprise Portfolio (b)	1,719,359	45,559	356,404	1,345,322	—	5,981
AXA/Loomis Sayles Growth Portfolio	10,620,279	4,135,677	912,928	14,716,834	83,680	399,069
EQ/BlackRock Basic Value Equity Portfolio	18,018,898	1,310,968	2,293,833	19,478,369	329,611	417,942
EQ/Boston Advisors Equity Income Portfolio	7,714,734	1,783,257	2,094,215	7,258,824	156,958	857,548
EQ/Emerging Markets Equity PLUS Portfolio	9,090,067	472,986	1,922,837	8,456,750	88,118	12,248
EQ/GAMCO Mergers and Acquisitions Portfolio	14,373,735	1,818,947	939,332	15,600,236	39,309	754,455
EQ/GAMCO Small Company Value Portfolio	16,116,016	1,620,139	2,131,974	18,455,715	133,559	694,293
EQ/Global Bond PLUS Portfolio	25,831,556	1,891,570	5,870,749	21,729,799	481,061	(65,285)
EQ/High Yield Bond Portfolio	8,136,819	905,659	783,816	8,761,113	454,217	(5,419)
EQ/Intermediate Government Bond Portfolio	3,211,988	2,931,987	1,175,004	4,927,932	39,835	9,002
EQ/International Equity Index Portfolio	10,951,068	875,303	1,360,783	10,488,715	308,130	(92,841)
EQ/Invesco Comstock Portfolio	12,916,564	1,190,565	1,576,002	14,355,447	365,274	(9,225)
EQ/JPMorgan Value Opportunities Portfolio	11,606,198	1,800,082	1,256,777	14,851,604	175,082	103,223
EQ/MFS International Growth Portfolio	22,335,431	1,817,784	2,625,928	21,625,120	268,945	165,709
EQ/PIMCO Global Real Return Portfolio	11,066,585	2,148,405	1,768,148	11,953,756	585,418	25,519
EQ/PIMCO Ultra Short Bond Portfolio	8,056,341	858,881	3,245,925	5,769,339	65,561	(56,630)
EQ/T. Rowe Price Growth Stock Portfolio	16,974,604	1,843,920	1,888,608	16,886,546	—	325,936
Multimanager Core Bond Portfolio	4,803,304	1,899,052	205,557	6,471,822	128,644	5,653
PowerShares DB Silver Fund	1,073,817	551,765	—	1,740,200	—	—

	$253,710,274	$36,640,122	$37,115,965	$270,249,473	$4,246,337	$4,936,488

†	When applicable, realized gain includes net distribution of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.
(b)	Formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

All Asset Aggressive Alt 25

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$3,918,806	$—	$—	$3,918,806
Investment Companies
Investment Companies	—	26,455,327	—	26,455,327
Short-Term Investments
Investment Companies	400,195	—	—	400,195
Repurchase Agreements	—	624,010	—	624,010

Total Assets	$4,319,001	$27,079,337	$—	$31,398,338

Total Liabilities	$—	$—	$—	$—

Total	$4,319,001	$27,079,337	$—	$31,398,338

6

All Asset Growth-Alt 20

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$31,038,276	$—	$—	$31,038,276
Investment Companies
Investment Companies	—	242,053,946	—	242,053,946
Short-Term Investments
Investment Companies	769,494	—	—	769,494
Repurchase Agreements	—	4,694,307	—	4,694,307

Total Assets	$31,807,770	$246,748,253	$—	$278,556,023

Total Liabilities	$—	$—	$—	$—

Total Assets and Liabilities	$31,807,770	$246,748,253	$—	$278,556,023

All Asset Growth-Alt 20 Combined Pro-forma

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$34,957,082	$—	$—	$34,957,082
Investment Companies
Investment Companies	—	268,509,273	—	268,509,273
Short-Term Investments
Investment Companies	1,169,689	—	—	1,169,689
Repurchase Agreements	—	5,318,317	—	5,318,317

Total Assets	$36,126,771	$273,827,590	$—	$309,954,361

Total Liabilities	$—	$—	$—	$—

Total Assets and Liabilities	$36,126,771	$273,827,590	$—	$309,954,361

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

The Portfolio held no derivatives contracts during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

	All Asset Aggressive ALT 25	All Asset Growth ALT 20	All Asset Growth- Alt 20 Combined Pro-forma
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$9,715,032	$29,740,840	$39,455,872
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,842,411	$37,558,272	$42,400,683

7

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	All Asset Aggressive Alt 25	All Asset Growth Alt 20	All Asset Growth- Alt 20 Combined Pro-forma
Aggregate gross unrealized appreciation	$1,258,934	$36,766,963	$38,025,897
Aggregate gross unrealized depreciation	(1,152,958)	(8,673,992)	(9,826,950)

Net unrealized appreciation	$105,976	$28,092,971	$28,198,947

Federal income tax cost of investments	$31,292,362	$250,463,052	$281,755,414

Capital Loss Carry Forward:

All Asset Aggressive Alt 25

The Portfolio has no capital loss carryforward.

All Asset Growth Alt 20

The Portfolio has no capital loss carryforward.

All Asset Growth Alt 20 Combined Pro-Forma

The Portfolio has no capital loss carryforward.

8

EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016 (Unaudited)

	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	Pro-Forma Adjustment		All Asset Growth-Alt 20 Combined Pro-Forma
Investments at Cost, Affiliated Issuers	$26,352,574	$219,237,919	$—		$245,590,493
Investments at Cost, Unaffiliated Issuers	4,574,693	27,064,672	—		31,639,365
Investments at Cost, Repurchase Agreements	624,010	4,694,307	—		5,318,317
ASSETS
Investments at Value, Affiliated Issuers	26,455,327	243,794,146	—		270,249,473
Investments at Value, Unaffiliated Issuers (x)	4,319,001	30,067,570	—		34,386,571
Investments at Value, Repurchase Agreements	624,010	4,694,307	—		5,318,317
Cash	49,000	103,606	—		152,606
Receivable for securities sold	60,048	927,032	—		987,080
Receivable from Separate Accounts for Trust shares sold	19,842	43,178	—		63,020
Receivable from investment manager	6,782	—	—		6,782
Securities lending income receivable	868	5,814	—		6,682
Dividends, interest and other receivables	232	523	—		755
Other assets	84	892	—		976

Total assets	31,535,194	279,637,068	—		311,172,262

LIABILITIES
Payable for return of collateral on securities loaned	624,010	4,694,307	—		5,318,317
Payable for securities purchased	155,090	733,452	—		888,542
Payable to Separate Accounts for Trust shares redeemed	17,167	253,211	—		270,378
Distribution fees payable-Class IB	6,021	53,991	—		60,012
Administrative fees payable	—	32,738	—		32,738
Distribution fees payable-Class IA	—	3,856	—		3,856
Investment management fees payable	—	1,049	—		1,049
Trustees’ fees payable	29	503	—		532
Accrued expenses	41,214	69,929	—		111,143

Total liabilities	843,531	5,843,036	—		6,686,567

NET ASSETS	$30,691,663	$273,794,032	$—		$304,485,695

Net assets were comprised of:
Paid in capital	$30,200,145	$340,083,732	$—		$370,283,877
Accumulated undistributed net investment income (loss)	10,882	333,143	—		344,025
Accumulated undistributed net realized gain (loss) on investments	633,575	(94,181,968)	—		(93,548,393)
Net unrealized appreciation (depreciation) on investments	(152,939)	27,559,125	—		27,406,186

Net Assets	$30,691,663	$273,794,032	$—		$304,485,695

Class IA Shares:
Net Assets	$—	$18,357,789	$—		$18,357,789
Shares outstanding	—	971,475	—		971,475
Net asset value, offering and redemption price per share	$—	$18.90	$—		$18.90
Class IB Shares:
Net Assets	$29,003,704	$253,965,896	$—		$282,969,600
Shares outstanding	2,417,144	13,405,347	(886,606	)(a)	14,935,885
Net asset value, offering and redemption price per share	$12.00	$18.95	$—		$18.95
Class K Shares:
Net Assets	$1,687,959	$1,470,347	$—		$3,158,306
Shares outstanding	140,735	77,963	(51,236	)(a)	167,462
Net asset value, offering and redemption price per share	$11.99	$18.86	$—		$18.86
(x) Includes value of securities on loan of:	$608,228	$4,576,355	$—		$5,184,583

(a)	Reflects adjustments for retired shares of the acquired Portfolio.

9

EQ ADVISORS TRUST

For the Year Ended December 31, 2016 (Unaudited)

	All Asset Aggressive- Alt 25	All Asset Growth- Alt 20	Pro-Forma Adjustment		All Asset Growth- Alt 20 Combined Pro-Forma
STATEMENT OF OPERATIONS
Dividend income received from Affiliates	$355,683	$3,890,654	$—		$4,246,337
INVESTMENT INCOME
Dividends	412,003	4,503,857	—		4,915,860
Interest	206	1,670	—		1,876
Securities lending (net)	8,211	39,228	—		47,439

Total income	420,420	4,544,755	—		4,965,175

EXPENSES
Distribution fees-Class IB	62,389	625,818	—		688,207
Administrative fees	38,981	394,825	(21,018	)(b)	412,788
Investment management fees	26,484	267,892	—		294,376
Custodian fees	111,000	124,050	(111,000	)(a)	124,050
Printing and mailing expenses	7,779	61,750	—		69,529
Professional fees	40,192	43,453	(39,110	)(a)	44,535
Distribution fees-Class IA	—	40,592	—		40,592
Trustees’ fees	581	6,082	—		6,663
Miscellaneous	353	4,604	—		4,957

Gross expenses	287,759	1,569,066	(171,128)		1,685,697

Less: Waiver from investment manager	(65,465)	(22,212)	87,677	(c)	—
Reimbursement from investment manager	(59,493)	—	59,493	(d)	—

Net expenses	162,801	1,546,854	(23,958)		1,685,697

NET INVESTMENT INCOME (LOSS)	257,619	2,997,901	23,958		3,279,478

Net Realized gain (loss) from affiliates	5,691	719,702	—		725,393
Net distributions of realized gain (loss) received from affiliates	515,516	3,695,579	—		4,211,095
REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized gain (loss) on:
Investments	(30,305)	1,160,675	—		1,130,370
Net distributions of realized gain (loss) received from underlying funds	515,537	3,695,579	—		4,211,116

Net realized gain (loss)	485,232	4,856,254	—		5,341,486

Net Change in unrealized appreciation (depreciation) from affiliates	1,646,207	15,368,835	—		17,015,042
Net Change in unrealized appreciation (depreciation) on:
Investments	1,905,876	16,690,231	—		18,596,107

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,391,108	21,546,485	—		23,937,593

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,648,727	$24,544,386	$23,958		$27,217,071

(a)	Reflects adjustment in expenses due to elimination of duplicative expenses.
(b)	Reflects adjustment for new fee structure
(c)	Reflects elimination of waiver due to expense adjustment
(d)	Reflects elimination of reimbursement due to expense adjustment

Note that the reorganization expenses for All Asset Aggressive-Alt 25 Portfolio, which are estimated to be $33,333, exceed the expense limit and will be paid by FMG LLC.

10

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2016

NOTE 1 – BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees of the Trust approved a proposed Plan of Reorganization and Termination (“Reorganization Plan”) on December 1, 2016 that provides for the transfer of all assets of the All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio” or “Acquired Portfolio”) to the All Asset Growth-Alt 20 Portfolio (“Alt 20 Portfolio”), each a series of the Trust, and the assumption by the Alt 20 Portfolio of all of the liabilities of the Acquired Portfolio in exchange for shares of the Alt 20 Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio, the distribution of the Alt 20 Portfolio shares to the Acquired Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolio (the “Reorganization”).

The Alt 25 Portfolio’s annual contractual management fee equals 0.10% of average daily net assets. The Reorganization Plan is subject to the approval of the Acquired Portfolio’s shareholders. A special meeting of shareholders of the Acquired Portfolio will be held on or about March 28, 2017.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2016. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the Alt 20 Portfolio and the Acquired Portfolio at December 31, 2016. The unaudited pro forma combined statement of operations reflects the results of operations of the Alt 20 Portfolio as if it had acquired the Acquired Portfolio at the beginning of the year ended December 31, 2016. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Alt 20 Portfolio for pre-combination periods will not be restated.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, the Portfolio has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the Alt 20 Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the Alt 20 Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management – The merged entity will be managed by the Manager, Sub-Advisers and portfolio managers to the Alt 20 Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition – The merged entity’s portfolio holdings are expected to be consistent with the Alt 20 Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the Alt 20 Portfolio than those of the Acquired Portfolio.

c.)	Investment Objective, Policies and Restrictions – The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the Alt 20 Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios – The merged entity’s expense structure will be the same as that of Alt 20 Portfolio. The expense ratio of the merged entity will be the same as that of the Alt 20 Portfolio and lower than the Acquired Portfolio.

e.)	Asset Size – The Alt 20 Portfolio is significantly larger than the Acquired Portfolio.

11

NOTE 2 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolio by the Alt 20 Portfolio as of December 31, 2016. The number of additional shares issued was calculated based on the net assets of the Acquired Portfolio and net asset value per share of the Alt 20 Portfolio at December 31, 2016.

NOTE 3 – VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level. The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period.

Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related secu rities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

12

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 – FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

The Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

The estimated percentage of the holdings of the Alt 25 Portfolio that will be sold in connection with its respective Reorganization is 0%. The estimated portfolio transaction costs of the Reorganization of the Alt 25 Portfolio is $0. These are estimated amounts and are subject to change. Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolios will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 – UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the Alt 20 Portfolio’s shares as if the merger had taken place on December 31, 2016. AXA Equitable Funds Management Group, LLC will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $33,333.

All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio and CharterSM Alternative 100 Moderate Portfolio merging into All Asset Growth-Alt 20 Portfolio

The following tables set forth the pro forma Combined Portfolio of Investments as of December 31, 2016, the pro forma condensed Combined Statement of Assets and Liabilities as of December 31, 2016, and the pro forma condensed Combined Statement of Operations for the one year period ended December 31, 2016, as adjusted giving effect to the Reorganization of the All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio”), All Asset Aggressive-Alt 50 Portfolio (“Alt 50 Portfolio”), All Asset Aggressive-Alt 75 Portfolio (“Alt 75 Portfolio”), and CharterSM Alternative 100 Moderate Portfolio (“Alternative 100 Moderate Portfolio”) (the “Acquired Portfolios”) into the All Asset Growth-Alt 20 Portfolio (“Growth-Alt 20 Portfolio”) (the “Acquiring Portfolio”).

The pro forma Combined Portfolio of Investments contains information about the securities holdings of the combined Acquiring Portfolio as of December 31, 2016, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of the Acquired Portfolios’ holdings may not remain at the time of the Reorganization. It is also expected that, if the Reorganization is approved, the Acquired Portfolios’ holdings that are not compatible with the Acquiring Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the Acquiring Portfolio’s investment objective and policies. The portion of the Acquired Portfolios’ assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by AXA Equitable Funds Management Group, LLC, the Portfolios’ investment manager, of the compatibility of those holdings with the Acquiring Portfolio’s portfolio composition, investment objective, and policies at the time of the Reorganization. The need for a Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

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EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Unaudited)

	All Asset Aggressive- Alt 25	All Asset Aggressive- Alt 50	All Asset Aggressive- Alt 75	CharterSM Alternative 100 Moderate	All Asset Growth- Alt 20	Pro-forma Adjustment	All Asset Growth- Alt 20 Combined Pro-Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares
EXCHANGE TRADED FUNDS:
iShares® China Large-Cap Fund (x)	4,435	230	140	—	38,800	—	43,605
iShares® Emerging Markets Infrastructure Fund	—	—	—	6,670	—	—	6,670
iShares® Global Infrastructure Fund	—	—	—	17,300	—	—	17,300
iShares® Gold Trust*	—	—	—	—	1,028,100	—	1,028,100
iShares® International Developed Property Fund (x)	11,740	3,440	5,330	—	71,000	—	91,510
iShares® JP Morgan USD Emerging Markets Bond Fund (x)	1,870	120	130	—	47,660	—	49,780
iShares® MSCI EAFE Small-Cap Fund	10,760	790	310	—	80,600	—	92,460
iShares® MSCI Global Agriculture Producers Fund	—	—	—	6,700	—	—	6,700
iShares® MSCI Global Gold Miners Fund	3,144	—	—	7,440	9,750	—	20,334
iShares® Silver Trust*	—	—	—	—	76,950	—	76,950
iShares® U.S. Oil & Gas Exploration & Production Fund (x)	2,960	650	1,320	6,280	15,320	—	26,530
PowerShares DB Agriculture Fund*	—	—	—	1,780	—	—	1,780
PowerShares DB Base Metals Fund*	—	—	—	11,220	—	—	11,220
PowerShares DB Commodity Index Tracking Fund*	—	—	—	17,550	—	—	17,550
PowerShares DB G10 Currency Harvest Fund*	—	—	—	32,940	—	—	32,940
PowerShares DB Gold Fund (x)*	46,850	5,470	6,320	11,585	26,900	—	97,125
PowerShares DB Silver Fund (x)*‡	16,440	1,940	2,400	2,930	70,000	—	93,710
PowerShares Multi-Strategy Alternative Portfolio	—	—	—	19,900	—	—	19,900
SPDR® S&P Emerging Asia Pacific Fund	1,140	150	100	—	4,100	—	5,490
SPDR® S&P Emerging Markets SmallCap Fund	3,805	240	150	—	31,900	—	36,095
WisdomTree Managed Futures Strategy Fund*	—	—	—	2,770	—	—	2,770

Total Exchange Traded Funds (12.6%) (Cost $38,216,001)

INVESTMENT COMPANIES
AQR Managed Futures Strategy, Institutional Class*	—	—	—	21,780	—	—	21,780
AXA Natural Resources Portfolio	195,592	50,154	90,828	52,668	1,504,427	—	1,893,669
AXA Real Estate Portfolio	147,891	44,426	62,975	74,836	1,067,135	—	1,397,263
AXA/AB Small Cap Growth Portfolio‡	144,011	9,038	4,043	—	912,351	—	1,069,443
AXA/Janus Enterprise Portfolio*‡	10,555	1,251	697	—	74,041	—	86,544
AXA/Loomis Sayles Growth Portfolio‡	167,378	13,065	6,557	—	2,091,832	—	2,278,832
BlackRock Global Long/Short Credit Fund, Institutional Class*	—	—	—	25,938	—	—	25,938
EQ/BlackRock Basic Value Equity Portfolio‡	101,570	5,945	3,116	—	739,741	—	850,372
EQ/Boston Advisors Equity Income Portfolio‡	206,677	13,016	6,001	—	1,053,797	—	1,279,491
EQ/Convertible Securities Portfolio	—	—	—	82,438	—	—	82,438
EQ/Emerging Markets Equity PLUS Portfolio‡	118,296	7,262	2,325	—	938,228	—	1,066,111
EQ/Energy ETF Portfolio	—	—	—	56,138	—	—	56,138
EQ/GAMCO Mergers and Acquisitions Portfolio	147,809	13,536	30,164	87,551	1,046,595	—	1,325,655
EQ/GAMCO Small Company Value Portfolio‡	33,595	2,180	943	—	281,723	—	318,441
EQ/Global Bond PLUS Portfolio‡	89,934	3,044	3,329	—	2,389,111	—	2,485,418
EQ/High Yield Bond Portfolio‡	40,919	2,175	2,385	—	879,168	—	924,647
EQ/Intermediate Government Bond Portfolio‡	16,329	1,082	713	—	465,277	—	483,401
EQ/International Equity Index Portfolio‡	125,317	10,710	5,004	—	1,128,677	—	1,269,708
EQ/Invesco Comstock Portfolio‡	113,726	6,845	3,219	—	795,725	—	919,515
EQ/JPMorgan Value Opportunities Portfolio‡	73,274	5,489	2,567	—	727,137	—	808,467
EQ/MFS International Growth Portfolio‡	379,989	21,226	10,219	—	2,910,996	—	3,322,430
EQ/PIMCO Global Real Return Portfolio‡	53,121	1,747	1,920	—	1,178,356	—	1,235,144
EQ/PIMCO Ultra Short Bond Portfolio‡	9,956	550	597	—	574,754	—	585,857
EQ/T. Rowe Price Growth Stock Portfolio*‡	57,270	3,460	1,737	—	376,510	—	438,977
Financial Investors Trust-Listed Private Equity Fund, Institutional Class*	—	—	—	12,113	—	—	12,113
Franklin K2 Alternative Strategies Fund, Advisor Class*	—	—	—	6,445	—	—	6,445
Multimanager Core Bond Portfolio‡	21,568	—	—	—	640,212	—	661,780

Total Investment Companies (87.1%) (Cost $253,429,687)

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EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Unaudited)

	All Asset Aggressive- Alt 25	All Asset Aggressive- Alt 50	All Asset Aggressive- Alt 75	CharterSM Alternative 100 Moderate	All Asset Growth- Alt 20	Pro-forma Adjustment	All Asset Growth- Alt 20 Combined Pro-Forma
	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
EXCHANGE TRADED FUNDS:
iShares® China Large-Cap Fund (x)	153,939	7,983	4,859	—	1,346,748	—	1,513,529
iShares® Emerging Markets Infrastructure Fund	—	—	—	187,360	—	—	187,360
iShares® Global Infrastructure Fund	—	—	—	675,392	—	—	675,392
iShares® Gold Trust*	—	—	—	—	11,391,348	—	11,391,348
iShares® International Developed Property Fund (x)	394,581	115,618	179,141	—	2,386,310	—	3,075,650
iShares® JP Morgan USD Emerging Markets Bond Fund (x)	206,111	13,226	14,329	—	5,253,085	—	5,486,751
iShares® MSCI EAFE Small-Cap Fund	536,279	39,374	15,450	—	4,017,104	—	4,608,207
iShares® MSCI Global Agriculture Producers Fund	—	—	—	167,260	—	—	167,260
iShares® MSCI Global Gold Miners Fund	53,857	—	—	127,447	167,018	—	348,322
iShares® Silver Trust*	—	—	—	—	1,162,714	—	1,162,714
iShares® U.S. Oil & Gas Exploration & Production Fund (x)	193,702	42,536	86,381	410,963	1,002,541	—	1,736,123
PowerShares DB Agriculture Fund*	—	—	—	35,547	—	—	35,547
PowerShares DB Base Metals Fund*	—	—	—	167,402	—	—	167,402
PowerShares DB Commodity Index Tracking Fund*	—	—	—	277,992	—	—	277,992
PowerShares DB G10 Currency Harvest Fund*	—	—	—	817,241	—	—	817,241
PowerShares DB Gold Fund (x)*	1,734,856	202,554	234,030	428,993	996,107	—	3,596,540
PowerShares DB Silver Fund (x)*‡	408,698	48,228	59,664	72,840	1,740,200	—	2,329,630
PowerShares Multi-Strategy Alternative Portfolio	—	—	—	454,516	—	—	454,516
SPDR® S&P Emerging Asia Pacific Fund	85,648	11,270	7,513	—	308,033	—	412,464
SPDR® S&P Emerging Markets SmallCap Fund	151,135	9,533	5,958	—	1,267,068	—	1,433,694
WisdomTree Managed Futures Strategy Fund*	—	—	—	114,844	—	—	114,844

Total Exchange Traded Funds (12.6%) (Cost $38,216,001)	3,918,806	490,322	607,325	3,937,797	31,038,276	—	39,992,526

INVESTMENT COMPANIES
AQR Managed Futures Strategy, Institutional Class*	—	—	—	202,988	—	—	202,988
AXA Natural Resources Portfolio	1,555,469	398,855	722,318	418,847	11,964,159	—	15,059,648
AXA Real Estate Portfolio	1,548,883	465,280	659,547	783,773	11,176,284	—	14,633,767
AXA/AB Small Cap Growth Portfolio‡	2,608,102	163,680	73,212	—	16,523,133	—	19,368,127
AXA/Janus Enterprise Portfolio*‡	167,862	19,891	11,081	—	1,177,460	—	1,376,294
AXA/Loomis Sayles Growth Portfolio‡	1,090,324	85,105	42,715	—	13,626,510	—	14,844,654
BlackRock Global Long/Short Credit Fund, Institutional Class*	—	—	—	262,492	—	—	262,492
EQ/BlackRock Basic Value Equity Portfolio‡	2,351,590	137,636	72,138	—	17,126,779	—	19,688,143
EQ/Boston Advisors Equity Income Portfolio‡	1,190,213	74,958	34,557	—	6,068,611	—	7,368,339
EQ/Convertible Securities Portfolio	—	—	—	839,538	—	—	839,538
EQ/Emerging Markets Equity PLUS Portfolio‡	946,879	58,123	18,606	—	7,509,871	—	8,533,479
EQ/Energy ETF Portfolio	—	—	—	417,646	—	—	417,646
EQ/GAMCO Mergers and Acquisitions Portfolio	1,930,553	176,798	393,982	1,143,515	13,669,683	—	17,314,531
EQ/GAMCO Small Company Value Portfolio‡	1,966,357	127,619	55,188	—	16,489,358	—	18,638,522
EQ/Global Bond PLUS Portfolio‡	788,304	26,680	29,179	—	20,941,495	—	21,785,658
EQ/High Yield Bond Portfolio‡	389,631	20,711	22,713	—	8,371,482	—	8,804,537
EQ/Intermediate Government Bond Portfolio‡	167,082	11,067	7,298	—	4,760,850	—	4,946,297
EQ/International Equity Index Portfolio‡	1,048,184	89,582	41,854	—	9,440,531	—	10,620,151
EQ/Invesco Comstock Portfolio‡	1,795,133	108,044	50,817	—	12,560,314	—	14,514,308
EQ/JPMorgan Value Opportunities Portfolio‡	1,359,592	101,855	47,622	—	13,492,012	—	15,001,081
EQ/MFS International Growth Portfolio‡	2,496,916	139,479	67,150	—	19,128,204	—	21,831,749
EQ/PIMCO Global Real Return Portfolio‡	515,639	16,958	18,635	—	11,438,117	—	11,989,349
EQ/PIMCO Ultra Short Bond Portfolio‡	98,237	5,422	5,892	—	5,671,102	—	5,780,653
EQ/T. Rowe Price Growth Stock Portfolio*‡	2,229,452	134,699	67,611	—	14,657,094	—	17,088,856
Financial Investors Trust-Listed Private Equity Fund, Institutional Class*	—	—	—	78,492	—	—	78,492
Franklin K2 Alternative Strategies Fund, Advisor Class*	—	—	—	69,416	—	—	69,416
Multimanager Core Bond Portfolio‡	210,925	—	—	—	6,260,897	—	6,471,822

Total Investment Companies (87.1%) (Cost $253,429,687)	26,455,327	2,362,442	2,442,115	4,216,707	242,053,946	—	277,530,537

15

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Unaudited)

	All Asset Aggressive- Alt 25	All Asset Aggressive- Alt 50	All Asset Aggressive- Alt 75	CharterSM Alternative 100 Moderate	All Asset Growth- Alt 20	Pro-forma Adjustment	All Asset Growth- Alt 20 Combined Pro-Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares
SHORT-TERM INVESTMENTS:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, Institutional Class Shares*	400,075	24,542	26,362	100,721	769,263	—	1,320,963

	Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Principal Amount ($)
Repurchase Agreements (1.7%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $10,200. (xx)	—	—	10,000	—	—	—	10,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $2,543, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $2,594. (xx)	—	1,097	1,446	—	—	—	2,543
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $332,229, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $338,848. (xx)	25,885	2,726	3,592	—	300,000	—	332,203
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $228,006, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $232,543. (xx)	22,493	2,369	3,121	—	200,000	—	227,983
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,000,117, collateralized by various Common Stocks; total market value $1,111,555. (xx)	—	—	—	—	1,000,000	—	1,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,900,339, collateralized by various Common Stocks; total market value $3,223,510. (xx)	400,000	—	—	—	2,500,000	—	2,900,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $619,451, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $631,805. (xx)	175,632	24,569	24,910	—	394,307	—	619,418
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $300,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $306,155. (xx)	—	—	—	—	300,000	—	300,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $10,200. (xx)	—	10,000	—	—	—	—	10,000

Total Repurchase Agreements

Total Short-Term Investment (2.1%) (Cost $6,723,228)

Total Investments (101.8%) (Cost $298,368,916)
Other Investments Less Liabilities (-1.8%)

Net Assets (100%)

As of February 22, 2017, each security held by the Acquired Portfolio complies with the investment policies and restrictions of the Acquiring Portfolio.

*	Non-income producing
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(a)	Reflects adjustment made for seed capital withdrawal.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a value of $5,266,224. This was secured by collateral of $5,402,147 which was received as cash and subsequently invested in short-term investments currently valued at $5,402,147, as reported in the Portfolio of Investments.

16

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Unaudited)

	All Asset Aggressive- Alt 25	All Asset Aggressive- Alt 50	All Asset Aggressive- Alt 75	CharterSM Alternative 100 Moderate	All Asset Growth- Alt 20	Pro-forma Adjustment		All Asset Growth- Alt 20 Combined Pro-Forma
	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)		Value ($)
SHORT-TERM INVESTMENTS:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, Institutional Class Shares*	400,195	24,550	26,370	100,752	769,494	—		1,321,361
Repurchase Agreements (1.7%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $10,200. (xx)	—	—	10,000	—	—	—		10,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $2,543, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $2,594. (xx)	—	1,097	1,446	—	—	—		2,543
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $332,229, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $338,848. (xx)	25,885	2,726	3,592	—	300,000	—		332,203
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $228,006, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $232,543. (xx)	22,493	2,369	3,121	—	200,000	—		227,983
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $1,000,117, collateralized by various Common Stocks; total market value $1,111,555. (xx)	—	—	—	—	1,000,000	—		1,000,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $2,900,339, collateralized by various Common Stocks; total market value $3,223,510. (xx)	400,000	—	—	—	2,500,000	—		2,900,000
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $619,451, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $631,805. (xx)	175,632	24,569	24,910	—	394,307	—		619,418
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $300,025, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $306,155. (xx)	—	—	—	—	300,000	—		300,000
Nomura Securities Co. Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $10,200. (xx)	—	10,000	—	—	—	—		10,000

Total Repurchase Agreements	624,010	40,761	43,069	—	4,694,307	—		5,402,147

Total Short-Term Investment (2.1%) (Cost $6,723,228)	1,024,205	65,311	69,439	100,752	5,463,801	—		6,723,508

Total Investments (101.8%) (Cost $298,368,916)	31,398,338	2,918,075	3,118,879	8,255,256	278,556,023	—		324,246,571
Other Investments Less Liabilities (-1.8%)	(706,675)	(82,277)	(85,303)	(59,432)	(4,761,991)	(4,109,302	)(a)	(9,804,980)

Net Assets (100%)	30,691,663	2,835,798	3,033,576	8,195,824	273,794,032	(4,109,302)		314,441,591

As of February 22, 2017, each security held by the Acquired Portfolio complies with the investment policies and restrictions of the Acquiring Portfolio.

*	Non-income producing
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(a)	Reflects adjustment made for seed capital withdrawal.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a value of $5,266,224. This was secured by collateral of $5,402,147 which was received as cash and subsequently invested in short-term investments currently valued at $5,402,147, as reported in the Portfolio of Investments.

17

	All Asset Aggressive-Alt 25
Securities:	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$1,018,846	$426,610	$178,515	$1,555,469	$35,830	$(408)
AXA Real Estate Portfolio (a)	1,239,705	601,611	328,475	1,548,883	12,987	16,380
AXA/AB Small Cap Growth Portfolio	1,929,711	912,045	339,740	2,608,102	15,201	159,157
AXA/Janus Enterprise Portfolio (b)	156,880	34,431	16,973	167,862	—	60
AXA/Loomis Sayles Growth Portfolio	867,030	169,267	—	1,090,324	6,200	23,067
EQ/BlackRock Basic Value Equity Portfolio	1,768,756	692,563	422,411	2,351,590	39,723	(121)
EQ/Boston Advisors Equity Income Portfolio	882,828	722,301	400,648	1,190,213	26,827	127,771
EQ/Emerging Markets Equity PLUS Portfolio	892,705	267,438	296,903	946,879	9,738	317
EQ/GAMCO Mergers and Acquisitions Portfolio	1,377,156	697,162	178,114	1,930,553	4,372	82,004
EQ/GAMCO Small Company Value Portfolio	1,332,383	641,475	280,685	1,966,357	13,596	60,137
EQ/Global Bond PLUS Portfolio	680,650	224,839	101,798	788,304	17,184	1,473
EQ/High Yield Bond Portfolio	299,296	123,469	50,874	389,631	20,389	14
EQ/Intermediate Government Bond Portfolio	261,891	212,737	306,047	167,082	1,541	1,655
EQ/International Equity Index Portfolio	907,078	406,746	261,391	1,048,184	30,326	(246)
EQ/Invesco Comstock Portfolio	1,289,616	594,226	301,413	1,795,133	44,465	(11)
EQ/JPMorgan Value Opportunities Portfolio	1,031,952	140,511	52,427	1,359,592	15,511	7,573
EQ/MFS International Growth Portfolio	2,069,282	790,725	373,137	2,496,916	30,591	4,253
EQ/PIMCO Global Real Return Portfolio	401,702	164,464	67,839	515,639	26,003	1,032
EQ/PIMCO Ultra Short Bond Portfolio	78,883	35,579	16,960	98,237	1,219	3
EQ/T. Rowe Price Growth Stock Portfolio	1,824,908	759,269	357,034	2,229,452	—	36,890
Multimanager Core Bond Portfolio	141,495	95,729	25,446	210,925	3,980	207

Total:	$20,452,753	$8,713,197	$4,356,830	$26,455,327	$355,683	$521,207

	All Asset Aggressive-Alt 50
Securities:	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$538,888	$53,114	$326,605	$398,855	$9,263	$(6,990)
AXA Real Estate Portfolio (a)	691,431	112,728	358,126	465,280	4,024	26,195
AXA/AB Small Cap Growth Portfolio	254,187	43,818	162,219	163,680	962	(8,537)
AXA/Janus Enterprise Portfolio (b)	34,761	2,201	18,572	19,891	—	(3,202)
AXA/Loomis Sayles Growth Portfolio	107,883	32,284	57,954	85,105	484	6,346
EQ/BlackRock Basic Value Equity Portfolio	212,209	22,716	113,508	137,636	2,252	9,293
EQ/Boston Advisors Equity Income Portfolio	100,476	28,172	60,057	74,958	1,583	623
EQ/Emerging Markets Equity PLUS Portfolio	101,479	7,912	63,739	58,123	603	(4,503)
EQ/GAMCO Mergers and Acquisitions Portfolio	248,578	49,839	128,741	176,798	450	8,216
EQ/GAMCO Small Company Value Portfolio	168,803	23,169	91,609	127,619	891	337
EQ/Global Bond PLUS Portfolio	66,298	7,216	50,032	26,680	587	(2,198)
EQ/High Yield Bond Portfolio	30,337	4,017	16,257	20,711	1,094	(743)
EQ/Intermediate Government Bond Portfolio	18,676	6,316	13,837	11,067	103	144
EQ/International Equity Index Portfolio	140,776	27,237	85,664	89,582	2,620	(9,493)
EQ/Invesco Comstock Portfolio	150,900	16,598	72,808	108,044	2,712	110
EQ/JPMorgan Value Opportunities Portfolio	137,594	11,162	65,489	101,855	1,162	11
EQ/MFS International Growth Portfolio	219,528	25,979	116,669	139,479	1,727	(6,625)
EQ/PIMCO Global Real Return Portfolio	36,693	3,822	25,221	16,958	863	(171)
EQ/PIMCO Ultra Short Bond Portfolio	8,800	799	4,297	5,422	68	(44)
EQ/T. Rowe Price Growth Stock Portfolio	181,640	55,595	94,529	134,699	—	7,634

Total:	$3,449,937	$534,694	$1,925,933	$2,362,442	$31,448	$16,403

18

	All Asset Aggressive-Alt 75
Securities:	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$883,808	$249,874	$662,385	$722,318	$16,769	$(32,449)
AXA Real Estate Portfolio (a)	950,734	258,771	573,330	659,547	5,828	33,639
AXA/AB Small Cap Growth Portfolio	101,142	40,473	79,402	73,212	429	(2,357)
AXA/Janus Enterprise Portfolio (b)	17,876	3,621	11,023	11,081	—	(1,487)
AXA/Loomis Sayles Growth Portfolio	59,026	10,547	28,065	42,715	243	2,139
EQ/BlackRock Basic Value Equity Portfolio	92,743	24,683	53,694	72,138	1,180	3,155
EQ/Boston Advisors Equity Income Portfolio	36,342	30,920	33,722	34,557	729	2,257
EQ/Emerging Markets Equity PLUS Portfolio	38,760	5,617	30,442	18,606	193	(1,547)
EQ/GAMCO Mergers and Acquisitions Portfolio	517,841	176,781	313,199	393,982	1,003	20,659
EQ/GAMCO Small Company Value Portfolio	82,927	25,644	66,540	55,188	385	764
EQ/Global Bond PLUS Portfolio	56,092	16,969	45,853	29,179	641	(1,011)
EQ/High Yield Bond Portfolio	35,470	8,431	24,475	22,713	1,199	(1,214)
EQ/Intermediate Government Bond Portfolio	29,302	6,697	28,696	7,298	68	147
EQ/International Equity Index Portfolio	56,903	28,687	46,543	41,854	1,224	(3,621)
EQ/Invesco Comstock Portfolio	65,747	17,547	38,768	50,817	1,276	19
EQ/JPMorgan Value Opportunities Portfolio	58,860	9,343	28,508	47,622	543	(8)
EQ/MFS International Growth Portfolio	101,388	24,456	64,028	67,150	831	(3,959)
EQ/PIMCO Global Real Return Portfolio	35,738	8,219	26,911	18,635	948	(10)
EQ/PIMCO Ultra Short Bond Portfolio	8,896	1,882	5,006	5,892	75	(41)
EQ/T. Rowe Price Growth Stock Portfolio	82,410	43,070	57,190	67,611	—	1,224

Total:	$3,312,005	$992,232	$2,217,780	$2,442,115	$33,564	$16,299

	All Asset Growth-Alt 20
Securities:	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$8,390,693	$1,927,283	$1,129,314	$11,964,159	$278,921	$(31,804)
AXA Real Estate Portfolio (a)	10,561,781	1,378,359	1,046,574	11,176,284	100,497	177,334
AXA/AB Small Cap Growth Portfolio	15,952,175	1,491,708	1,684,527	16,523,133	99,499	1,068,651
AXA/Janus Enterprise Portfolio (b)	1,562,479	11,128	339,431	1,177,460	—	5,921
AXA/Loomis Sayles Growth Portfolio	9,753,249	3,966,410	912,928	13,626,510	77,480	376,002
EQ/BlackRock Basic Value Equity Portfolio	16,250,142	618,405	1,871,422	17,126,779	289,888	418,063
EQ/Boston Advisors Equity Income Portfolio	6,831,906	1,060,956	1,693,567	6,068,611	130,131	729,777
EQ/Emerging Markets Equity PLUS Portfolio	8,197,362	205,548	1,625,934	7,509,871	78,380	11,931
EQ/GAMCO Mergers and Acquisitions Portfolio	12,996,579	1,121,785	761,218	13,669,683	34,937	672,451
EQ/GAMCO Small Company Value Portfolio	14,783,633	978,664	1,851,289	16,489,358	119,963	634,156
EQ/Global Bond PLUS Portfolio	25,150,906	1,666,731	5,768,951	20,941,495	463,877	(66,758)
EQ/High Yield Bond Portfolio	7,837,523	782,190	732,942	8,371,482	433,828	(5,433)
EQ/Intermediate Government Bond Portfolio	2,950,097	2,719,250	868,957	4,760,850	38,294	7,347
EQ/International Equity Index Portfolio	10,043,990	468,557	1,099,392	9,440,531	277,804	(92,595)
EQ/Invesco Comstock Portfolio	11,626,948	596,339	1,274,589	12,560,314	320,809	(9,214)
EQ/JPMorgan Value Opportunities Portfolio	10,574,246	1,659,571	1,204,350	13,492,012	159,571	95,650
EQ/MFS International Growth Portfolio	20,266,149	1,027,059	2,252,791	19,128,204	238,354	161,456
EQ/PIMCO Global Real Return Portfolio	10,664,883	1,983,941	1,700,309	11,438,117	559,415	24,487
EQ/PIMCO Ultra Short Bond Portfolio	7,977,458	823,302	3,228,965	5,671,102	64,342	(56,633)
EQ/T. Rowe Price Growth Stock Portfolio	15,149,696	1,084,651	1,531,574	14,657,094	—	289,046
Multimanager Core Bond Portfolio	4,661,809	1,803,323	180,111	6,260,897	124,664	5,446
PowerShares DB Silver Fund	1,073,817	551,765	—	1,740,200	—	—

Total:	$233,257,521	$27,926,925	$32,759,135	$243,794,146	$3,890,654	$4,415,281

	CharterSM Alternative 100 Moderate
Securities:	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$671,243	$90,407	$604,038	$418,847	$9,649	$(121,874)
AXA Real Estate Portfolio (a)	1,376,046	200,488	814,528	783,773	7,119	48,795
EQ/Convertible Securities Portfolio	1,361,218	185,410	751,980	839,538	25,286	(13,180)
EQ/Energy ETF Portfolio	589,322	167,927	554,356	417,646	7,089	(108,212)
EQ/GAMCO Mergers and Acquisitions Portfolio	1,843,689	414,932	1,174,864	1,143,515	2,883	38,330
PowerShares Multi-Strategy Alternative Portfolio*	623,271	—	188,895	454,516	6,865	(5,071)

Total:	$6,464,789	$1,059,164	$4,088,661	$4,057,835	$58,891	$(161,212)

19

	All Asset Growth-Alt 20 Combined Pro-Forma
Securities:	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$11,503,478	$2,747,288	$2,900,857	$15,059,648	$350,432	$(193,525)
AXA Real Estate Portfolio (a)	14,819,697	2,551,957	3,121,033	14,633,767	130,455	302,343
AXA/AB Small Cap Growth Portfolio	18,237,215	2,488,044	2,265,888	19,368,127	116,091	1,216,914
AXA/Janus Enterprise Portfolio (b)	1,771,996	51,381	385,999	1,376,294	—	1,292
AXA/Loomis Sayles Growth Portfolio	10,787,188	4,178,508	998,947	14,844,654	84,407	407,554
EQ/BlackRock Basic Value Equity Portfolio	18,323,850	1,358,367	2,461,035	19,688,143	333,043	430,390
EQ/Boston Advisors Equity Income Portfolio	7,851,552	1,842,349	2,187,994	7,368,339	159,270	860,428
EQ/Convertible Securities Portfolio	1,361,218	185,410	751,980	839,538	25,286	(13,180)
EQ/Emerging Markets Equity PLUS Portfolio	9,230,306	486,515	2,017,018	8,533,479	88,914	6,198
EQ/Energy ETF Portfolio	589,322	167,927	554,356	417,646	7,089	(108,212)
EQ/GAMCO Mergers and Acquisitions Portfolio	16,983,843	2,460,499	2,556,136	17,314,531	43,645	821,660
EQ/GAMCO Small Company Value Portfolio	16,367,746	1,668,952	2,290,123	18,638,522	134,835	695,394
EQ/Global Bond PLUS Portfolio	25,953,946	1,915,755	5,966,634	21,785,658	482,289	(68,494)
EQ/High Yield Bond Portfolio	8,202,626	918,107	824,548	8,804,537	456,510	(7,376)
EQ/Intermediate Government Bond Portfolio	3,259,966	2,945,000	1,217,537	4,946,297	40,006	9,293
EQ/International Equity Index Portfolio	11,148,747	931,227	1,492,990	10,620,151	311,974	(105,955)
EQ/Invesco Comstock Portfolio	13,133,211	1,224,710	1,687,578	14,514,308	369,262	(9,096)
EQ/JPMorgan Value Opportunities Portfolio	11,802,652	1,820,587	1,350,774	15,001,081	176,787	103,226
EQ/MFS International Growth Portfolio	22,656,347	1,868,219	2,806,625	21,831,749	271,503	155,125
EQ/PIMCO Global Real Return Portfolio	11,139,016	2,160,446	1,820,280	11,989,349	587,229	25,338
EQ/PIMCO Ultra Short Bond Portfolio	8,074,037	861,562	3,255,228	5,780,653	65,704	(56,715)
EQ/T. Rowe Price Growth Stock Portfolio	17,238,654	1,942,585	2,040,327	17,088,856	—	334,794
Multimanager Core Bond Portfolio	4,803,304	1,899,052	205,557	6,471,822	128,644	5,653
PowerShares DB Silver Fund	1,073,817	551,765	—	1,740,200	—	—
PowerShares Multi-Strategy Alternative Portfolio*	623,271	—	188,895	454,516	6,865	(5,071)

Total:	$266,937,005	$39,226,212	$45,348,339	$279,111,865	$4,370,240	$4,807,978

*	Not affiliated at December 31, 2015.
†	When applicable, realized gain includes net distribution of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.
(b)	Formerly known as EQ/Morgan Stanley Mid Cap Growth Portfolio.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

All Asset Aggressive-Alt 25

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investment Companies
Exchange Traded Funds (ETFs)	$3,918,806	$—	$—	$3,918,806
Investment Companies	—	26,455,327	—	26,455,327
Other Exchange Traded Funds	—	—	—	—
Short-Term Investments
Investment Companies	400,195	—	—	400,195
Repurchase Agreements	—	624,010	—	624,010

Total	$4,319,001	$27,079,337	$—	$31,398,338

Liabilities
Total Liabilities	$—	$—	$—	$—

Total Assets and Liabilities	$4,319,001	$27,079,337	$—	$31,398,338

20

All Asset Aggressive-Alt 50

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets
Investment Companies
Exchange Traded Funds (ETFs)	$490,322	$—	$—	$490,322
Investment Companies	—	2,362,442	—	2,362,442
Other Exchange Traded Funds	—	—	—	—
Short-Term Investments
Investment Companies	24,550	—	—	24,550
Repurchase Agreements	—	40,761	—	40,761

Total	$514,872	$2,403,203	$—	$2,918,075

Liabilities
Total Liabilities	$—	$—	$—	$—

Total Assets and Liabilities	$514,872	$2,403,203	$—	$2,918,075

All Asset Aggressive-Alt 75

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets
Investment Companies
Exchange Traded Funds (ETFs)	$607,325	$—	$—	$607,325
Investment Companies	—	2,442,115	—	2,442,115
Other Exchange Traded Funds	—	—	—	—
Short-Term Investments
Investment Companies	26,370	—	—	26,370
Repurchase Agreements	—	43,069	—	43,069

Total	$633,695	$2,485,184	$—	$3,118,879

Liabilities
Total Liabilities	$—	$—	$—	$—

Total Assets and Liabilities	$633,695	$2,485,184	$—	$3,118,879

CharterSM Alternative 100 Moderate

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets
Investment Companies
Exchange Traded Funds (ETFs)	$3,937,797	$—	$—	$3,937,797
Investment Companies	613,388	3,603,319	—	4,216,707
Other Exchange Traded Funds	—	—	—	—
Short-Term Investments
Investment Companies	100,752	—	—	100,752
Repurchase Agreements	—	—	—	—

Total	$4,651,937	$3,603,319	$—	$8,255,256

Liabilities
Total Liabilities	$—	$—	$—	$—

Total Assets and Liabilities	$4,651,937	$3,603,319	$—	$8,255,256

21

All Asset Growth-Alt 20

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets
Investment Companies
Exchange Traded Funds (ETFs)	$31,038,276	$—	$—	$31,038,276
Investment Companies	—	242,053,946	—	242,053,946
Other Exchange Traded Funds	—	—	—	—
Short-Term Investments
Investment Companies	769,494	—	—	769,494
Repurchase Agreements	—	4,694,307	—	4,694,307

Total	$31,807,770	$246,748,253	$—	$278,556,023

Liabilities
Total Liabilities	$—	$—	$—	$—

Total Assets and Liabilities	$31,807,770	$246,748,253	$—	$278,556,023

All Asset Growth-Alt 20 Combined Pro-Forma

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets
Investment Companies
Exchange Traded Funds (ETFs)	$39,992,526	$—	$—	$39,992,526
Investment Companies	613,388	276,917,149	—	277,530,537
Other Exchange Traded Funds	—	—	—	—
Short-Term Investments
Investment Companies	1,321,361	—	—	1,321,361
Repurchase Agreements	—	5,402,147	—	5,402,147

Total	$41,927,275	$282,319,296	$—	$324,246,571

Liabilities
Total Liabilities	$—	$—	$—	$—

Total Assets and Liabilities	$41,927,275	$282,319,296	$—	$324,246,571

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

	All Asset Aggressive- Alt 25	All Asset Aggressive- Alt 50	All Asset Aggressive- Alt 75	CharterSM Alternative 100 Moderate	All Asset Growth- Alt 20	All Asset Growth- Alt 20 Combined Pro-Forma
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$9,715,032	$605,089	$1,102,981	$1,651,398	$29,740,840	$42,815,340
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,842,411	$2,297,835	$2,643,910	$7,345,969	$37,558,272	$54,688,397

22

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

	All Asset Aggressive- Alt 25	All Asset Aggressive- Alt 50	All Asset Aggressive- Alt 75	CharterSM Alternative 100 Moderate	All Asset Growth- Alt 20	All Asset Growth- Alt 20 Combined Pro-Forma
Aggregate gross unrealized appreciation	$1,258,934	$109,193	$55,316	$37,028	$36,766,963	$38,227,434
Aggregate gross unrealized depreciation	(1,152,958)	(307,456)	(375,877)	(596,267)	(8,673,992)	(11,106,550)

Net unrealized appreciation	$105,976	$(198,263)	$(320,561)	$(559,239)	$28,092,971	$27,120,884

Federal income tax cost of investments	$31,292,362	$3,116,338	$3,439,440	$8,814,495	$250,463,052	$297,125,687

Capital Loss Carry Forward:

All Asset Aggressive Alt 25

The Portfolio has no capital loss carryforward.

All Asset Aggressive Alt 50

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $41,199 of Long Term losses.

All Asset Aggressive Alt 75

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $64,214 of Long Term losses.

CharterSM Alternative 100 Moderate

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $116,874 of Short Term losses and $591,496 of Long Term losses.

All Asset Growth Alt 20

The Portfolio has no capital loss carryforward.

All Asset Growth Alt 20 Combined Pro-Forma

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $105,413 of Long Term losses.

23

EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016 (Unaudited)

	All Asset Aggressive- Alt 25	All Asset Aggressive- Alt 50	All Asset Aggressive- Alt 75	CharterSM Alternative 100 Moderate	All Asset Growth- Alt 20	Adjustment		All Asset Growth-Alt 20 Combined Pro-Forma
Investments at Cost, Affiliated Issuers	$26,352,574	$2,488,860	$2,659,138	$4,387,126	$219,237,919	$—		$255,125,617
Investments at Cost, Unaffiliated Issuers	4,574,693	601,006	762,699	4,838,082	27,064,672	—		37,841,152
Investments at Cost, Repurchase Agreements	624,010	40,761	43,069	—	4,694,307	—		5,402,147
ASSETS
Investments at Value, Affiliated Issuers (x)	26,455,327	2,362,442	2,442,115	4,057,835	243,794,146	—		279,111,865
Investments at Value, Unaffiliated Issuers (x)	4,319,001	514,872	633,695	4,197,421	30,067,570	—		39,732,559
Investments at Value, Repurchase Agreements	624,010	40,761	43,069	—	4,694,307	—		5,402,147
Cash	49,000	7,180	6,998	22,000	103,606	—		188,784
Receivable for securities sold	60,048	6,672	14,679	—	927,032	—		1,008,431
Receivable from Separate Accounts for Trust shares sold	19,842	—	—	62	43,178	—		63,082
Receivable from investment manager	6,782	7,264	6,829	—	—	—		20,875
Securities lending income receivable	868	58	111	—	5,814	—		6,851
Dividends, interest, and other receivables	232	15	14	43	523	—		827
Other assets	84	16	14	60	892	—		1,066

Total assets	31,535,194	2,939,280	3,147,524	8,277,421	279,637,068	—		325,536,487

LIABILITIES
Payable for return of collateral on securities loaned	624,010	40,761	43,069	—	4,694,307	—		5,402,147
Payable for securities purchased	155,090	8,208	15,809	716	733,452	—		913,275
Payable to Separate Accounts for Trust shares redeemed	17,167	24	34	172	253,211	4,109,302	(a)	4,379,910
Distribution fees payable-Class IB	6,021	598	639	1,725	53,991	—		62,974
Administrative fees payable	—	—	—	6,290	32,738	—		39,028
Distribution fees payable-Class IA	—	—	—	—	3,856	—		3,856
Trustees’ fees payable	29	8	8	934	503	—		1,482
Investment management fees payable	—	—	—	—	1,049	—		1,049
Accrued expenses	41,214	53,883	54,389	71,760	69,929	—		291,175

Total liabilities	843,531	103,482	113,948	81,597	5,843,036	4,109,302		11,094,896

NET ASSETS	$30,691,663	$2,835,798	$3,033,576	$8,195,824	$273,794,032	$(4,109,302)		$314,441,591

Net assets were comprised of:
Paid in capital	$30,200,145	$3,072,961	$3,415,266	$9,464,407	$340,083,732	$(4,109,302	)(a)	$382,127,209
Accumulated undistributed net investment income (loss)	10,882	4,351	6,409	9,190	333,143	—		363,975
Accumulated undistributed net realized gain (loss) on investments	633,575	(28,962)	(42,072)	(307,821)	(94,181,968)	—		(93,927,248)
Net unrealized appreciation (depreciation) on investments	(152,939)	(212,552)	(346,027)	(969,952)	27,559,125	—		25,877,655

Net Assets	$30,691,663	$2,835,798	$3,033,576	$8,195,824	$273,794,032	$(4,109,302)		$314,441,591

Class IA Shares:
Net Assets	$—	$—	$—	$—	$18,357,789	$—		$18,357,789
Shares outstanding	—	—	—	—	971,475	—		971,475
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$18.90	$—		$18.90
Class IB Shares:
Net Assets	$29,003,704	$2,835,798	$3,033,576	$8,195,824	$253,965,896	$(4,109,302	)(a)(b)	$292,925,496
Shares outstanding	2,417,144	305,172	338,896	898,592	13,405,347	(1,903,889	)(a)(b)	15,461,262
Net asset value, offering and redemption price per share	$12.00	$9.29	$8.95	$9.12	$18.95	$—		$18.95
Class K Shares:
Net Assets	$1,687,959	$—	$—	$—	$1,470,347	$—		$3,158,306
Shares outstanding	140,735	—	—	—	77,963	(51,236	)(b)	167,462
Net asset value, offering and redemption price per share	$11.99	$—	$—	$—	$18.86	$—		$18.86
(x) Includes value of securities on loan of:	$608,228	$39,702	$41,939	$—	$4,576,355	$—		$5,266,224

Notes:
(a)	Reflects adjustment made for impact of seed capital withdrawal.
(b)	Reflects adjustment for retired shares of the acquired Portfolios.

24

EQ ADVISORS TRUST

For the Year Ended December 31, 2016 (Unaudited)

	All Asset Aggressive- Alt 25	All Asset Aggressive- Alt 50	All Asset Aggressive- Alt 75	CharterSM Alternative 100 Moderate	All Asset Growth- Alt 20	Adjustment		All Asset Growth-Alt 20 Combined Pro-Forma
STATEMENT OF OPERATIONS
Dividend income received from Affiliates	$355,683	$31,448	$33,564	$58,891	$3,890,654	$—		$4,370,240
INVESTMENT INCOME
Dividends	412,003	42,719	47,978	106,888	4,503,857	—		5,113,445
Interest	206	51	53	2,561	1,670	—		4,541
Securities lending (net)	8,211	1,416	1,689	—	39,228	—		50,544

Total income	420,420	44,186	49,720	109,449	4,544,755	—		5,168,530

EXPENSES
Distribution fees-Class IB	62,389	6,474	6,868	25,977	625,818	(10,152	)(d)	717,374
Administrative fees	38,981	32,505	32,504	32,507	394,825	(99,603	)(a)	431,719
Custodian fees	111,000	89,000	89,500	39,500	124,050	(329,000	)(a)	124,050
Investment management fees	26,484	3,542	3,665	15,587	267,892	(9,239	)(c)(d)	307,931
Professional fees	40,192	39,594	39,597	37,564	43,453	(157,441	)(a)	42,959
Printing and mailing expenses	7,779	422	428	1,575	61,750	—		71,954
Distribution fees-Class IA	—	—	—	—	40,592	—		40,592
Trustees’ fees	581	88	89	430	6,082	—		7,270
Miscellaneous	353	364	366	325	4,604	—		6,012
Tax expense	—	74	102	—	—	(176	)(e)	—

Gross expenses	287,759	172,063	173,119	153,465	1,569,066	(605,611)		1,749,861

Less: Waiver from investment manager	(65,465)	(36,047)	(36,169)	(48,094)	(22,212)	207,987	(b)	—
Reimbursement from investment manager	(59,493)	(115,641)	(115,615)	(32,641)	—	323,390	(b)	—

Net expenses	162,801	20,375	21,335	72,730	1,546,854	(74,234)		1,749,861

NET INVESTMENT INCOME (LOSS)	257,619	23,811	28,385	36,719	2,997,901	74,234		3,418,669

Realized gain (loss) from affiliates	5,691	(23,897)	(22,989)	(227,151)	719,702	—		451,356
Net distributions of realized gain received from affiliates	515,516	40,300	39,288	65,939	3,695,579	—		4,356,622
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(30,305)	(56,317)	(59,343)	(471,827)	1,160,675	—		542,883
Net distributions of realized gain received from underlying funds	515,537	40,300	39,288	65,939	3,695,579	—		4,356,643

Net realized gain (loss)	485,232	(16,017)	(20,055)	(405,888)	4,856,254	—		4,899,526

Change in unrealized appreciation (depreciation) from affiliates	1,646,207	303,744	355,658	622,543	15,368,835	—		18,296,987
Change in unrealized appreciation (depreciation) on:
Investments	1,905,876	411,321	474,730	1,530,301	16,690,231	—		21,012,459

Net change in unrealized appreciation (depreciation)	1,905,876	411,321	474,730	1,530,301	16,690,231	—		21,012,459

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,391,108	395,304	454,675	1,124,413	21,546,485	—		25,911,985

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,648,727	$419,115	$483,060	$1,161,132	$24,544,386	$74,234		$29,330,654

(a)	Reflects adjustment in expenses due to elimination of duplicative expenses.
(b)	Reflects eliminination of waiver and reimbursement due to expense adjustments.
(c)	Reflects adjustment in expenses due to effects of new contract rate.
(d)	Reflects adjustment made for the impact of seed capital withdrawal.
(e)	Reflects adjustment made to eliminate non-recurring expenses.

Note that the Reorganization expenses for the All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, and CharterSM Alternative 100 Moderate Portfolio, which are estimated to be $33,333 for each Portfolio, exceed the expense limit for each Portfolio and will be paid by FMG LLC.

25

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2016

NOTE 1 – BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees of the Trust and the Board of Trustees of the AXA Premier VIP Trust (“VIP Trust”), approved proposed Plans of Reorganization and Termination and an Agreement and Plan of Reorganization and Termination (each a “Reorganization Plan”) on December 1, 2016 that provide for the transfer of all assets of the All Asset Aggressive-Alt 25 Portfolio (“Alt 25 Portfolio”), All Asset Aggressive-Alt 50 Portfolio (“Alt 50 Portfolio”), All Asset Aggressive-Alt 75 Portfolio (“Alt 75 Portfolio”), each a series of Trust, and CharterSM Alt 100 Moderate Portfolio (“Alt 100 Moderate Portfolio”), a series of the VIP Trust, (each an “Acquired Portfolio” and together the “Acquired Portfolios”) to the All Asset Growth-Alt 20 Portfolio, a series of the Trust (“Alt 20 Portfolio”), and the assumption by Alt 20 Portfolio of all of the liabilities of the Acquired Portfolios in exchange for shares of the Alt 20 Portfolio having an aggregate value equal to the net assets of the Acquired Portfolios, the distribution of the Alt 20 Portfolio shares to the Acquired Portfolios shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolios (with respect to each Acquired Portfolio, each, a “Reorganization” and together, the “Reorganizations”). The consummation of one Reorganization is not contingent on the consummation of any other Reorganization.

The Alt 25 Portfolio’s annual contractual management fee equals 0.10% of average daily net assets. The Alt 50 Portfolio’s annual contractual management fee equals 0.10% of average daily net assets. The Alt 75 Portfolio’s annual contractual management fee equals 0.10% of average daily net assets. The Alt 100 Moderate Portfolio’s annual contractual management fee equals 0.15% of average daily net assets. The Alt 20 Portfolio’s annual contractual management fee equals 0.10% of average daily net assets. The Reorganization Plans are subject to the approval of the Acquired Portfolios’ shareholders. A special meeting of shareholders of the Acquired Portfolios will be held on or about March 28, 2017.

The Reorganizations of the Alt 50 Portfolio and the Alt 75 Portfolio into the All Asset Growth-Alt 20 Portfolio will be accounted for as taxable reorganizations of investment companies. The Reorganizations of the Alt 25 Portfolio and Alt 100 Moderate Portfolio into All Asset Growth-Alt 20 Portfolio will be accounted for as tax-free reorganizations of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred at December 31, 2016. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the Alt 20 Portfolio and the Acquired Portfolios at December 31, 2016. The unaudited pro forma combined statement of operations reflects the results of operations of the Alt 20 Portfolio as if it had acquired the Acquired Portfolios at the beginning of the year ended December 31, 2016. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information and the VIP Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganizations, the Alt 20 Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the Alt 20 Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management – The merged entity will be managed by the Manager, Sub-Advisers and portfolio managers to the Alt 20 Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition – The merged entity’s portfolio holdings are expected to be consistent with the Alt 20 Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the Alt 20 Portfolio than those of the Acquired Portfolios.

c.)	Investment Objective, Policies and Restrictions – The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the Alt 20 Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

26

d.)	Expense Structure and Expense Ratios – The merged entity’s expense structure will be the same as that of Alt 20 Portfolio. The expense ratio of the merged entity will be the same as that of the Alt 20 Portfolio and lower than the Acquired Portfolios.

e.)	Asset Size – The Alt 20 Portfolio is significantly larger than the Acquired Portfolios.

NOTE 2 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolios by the Alt 20 Portfolio as of December 31, 2016. The number of additional shares issued was calculated based on the net assets of the Acquired Portfolios and net asset value per share of the Alt 20 Portfolio at December 31, 2016.

NOTE 3 – VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level. The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period.

Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

27

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 – FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

The estimated percentage of the holdings of the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio and Alternative 100 Moderate Portfolio that will be sold in connection with its respective Reorganization is 0%, 0%, 0% and 100%, respectively. The estimated portfolio transaction costs of the Reorganization of the Alt 25 Portfolio, Alt 50 Portfolio, Alt 75 Portfolio and Alternative 100 Moderate Portfolio are $0, $0, $0, and $1,200, respectively. These are estimated amounts and are subject to change. Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolios will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 – UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the Alt 20 Portfolio’s shares as if the merger had taken place on December 31, 2016. The Acquired Portfolios will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $133,332 ($33,333 per Acquired Portfolio). However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Acquired Portfolios’ expense limitations set forth in its expense limitation agreements.

AXA/Pacific Global Small Cap Value Portfolio merging into AXA/Horizon Small Cap Value Portfolio

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2016, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2016, and the pro forma condensed Statement of Operations for the one year period ended December 31, 2016 for the AXA/Pacific Global Small Cap Value Portfolio (“Pac Global Portfolio”) and the AXA/Horizon Small Cap Value Portfolio (“Horizon Portfolio”), as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2016, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of the Pac Global Portfolio’s holdings may not remain at the time of the Reorganization. It is also expected that, if the Reorganization is approved, the Pac Global Portfolio’s holdings that are not compatible with the Horizon Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the Horizon Portfolio’s investment objective and policies. The portion of the Pac Global Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by AXA Equitable Funds Management Group, LLC, the Portfolios’ investment manager, of the compatibility of those holdings with the Horizon Portfolio’s portfolio composition, investment objective, and policies at the time of the Reorganization. The need for a Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

28

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Unaudited)

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
COMMON STOCKS:
Consumer Discretionary (13.9%)
Auto Components (1.6%)
Cooper Tire & Rubber Co.	4,406	4,978	—	9,384	171,173	193,395	—	364,568
Cooper-Standard Holdings, Inc.*	86	99	—	185	8,891	10,235	—	19,126
Dana, Inc.	11,872	13,210	—	25,082	225,330	250,726	—	476,056
Dorman Products, Inc.*	—	11,000	—	11,000	—	803,659	—	803,659
Federal-Mogul Holdings Corp.*	2,433	2,692	—	5,125	25,084	27,755	—	52,839
Gentherm, Inc.*	90,000	—	—	90,000	3,046,500	—	—	3,046,500
Metaldyne Performance Group, Inc.	466	547	—	1,013	10,695	12,554	—	23,249
Modine Manufacturing Co.*	3,789	4,251	—	8,040	56,456	63,340	—	119,796
Motorcar Parts of America, Inc.*	101	108	—	209	2,719	2,907	—	5,626
Spartan Motors, Inc.	2,614	3,007	—	5,621	24,179	27,815	—	51,994
Standard Motor Products, Inc.	691	773	—	1,464	36,775	41,139	—	77,914
Strattec Security Corp.	270	319	—	589	10,881	12,856	—	23,737
Superior Industries International, Inc.	1,999	2,238	—	4,237	52,674	58,971	—	111,645
Tower International, Inc.	1,657	1,861	—	3,518	46,976	52,759	—	99,735

					3,718,333	1,558,111	—	5,276,444

Distributors (0.0%)
Weyco Group, Inc.	428	507	—	935	13,396	15,869	—	29,265

Diversified Consumer Services (0.4%)
American Public Education, Inc.*	1,246	1,399	—	2,645	30,589	34,345	—	64,934
Apollo Education Group, Inc.*	6,910	7,736	—	14,646	68,409	76,587	—	144,996
Ascent Capital Group, Inc., Class A*	835	936	—	1,771	13,577	15,219	—	28,796
Bridgepoint Education, Inc.*	1,479	1,630	—	3,109	14,982	16,512	—	31,494
Cambium Learning Group, Inc.*	964	1,018	—	1,982	4,810	5,080	—	9,890
Capella Education Co.	60	68	—	128	5,268	5,970	—	11,238
Career Education Corp.*	5,368	6,015	—	11,383	54,163	60,691	—	114,854
Carriage Services, Inc.	94	82	—	176	2,692	2,348	—	5,040
Chegg, Inc.(x)*	3,726	4,183	—	7,909	27,498	30,871	—	58,369
DeVry Education Group, Inc.	4,979	5,636	—	10,615	155,345	175,844	—	331,189
Houghton Mifflin Harcourt Co.*	3,313	3,719	—	7,032	35,946	40,351	—	76,297
K12, Inc.*	2,731	3,064	—	5,795	46,864	52,578	—	99,442
Liberty Tax, Inc., Class A	118	122	—	240	1,581	1,635	—	3,216
Regis Corp.*	2,999	3,361	—	6,360	43,546	48,802	—	92,348
Sotheby’s, Inc.	1,710	1,961	—	3,671	68,161	78,166	—	146,327
Strayer Education, Inc.*	479	532	—	1,011	38,622	42,895	—	81,517
Weight Watchers International, Inc.(x)*	198	198	—	396	2,267	2,267	—	4,534

					614,320	690,161	—	1,304,481

Hotels, Restaurnats & Leisure (3.4%)
Belmond Ltd., Class A*	6,748	7,545	—	14,293	90,086	100,725	—	190,811
Biglari Holdings, Inc.*	74	84	—	158	35,017	39,749	—	74,766
Caesars Acquisition Co., Class A*	3,769	4,237	—	8,006	50,881	57,200	—	108,081
Caesars Entertainment Corp.(x)*	4,476	5,005	—	9,481	38,046	42,543	—	80,589
Carrols Restaurant Group, Inc.*	274	358	—	632	4,178	5,460	—	9,638
Century Casinos, Inc.*	858	967	—	1,825	7,061	7,958	—	15,019
Cracker Barrel Old Country Store, Inc.(x)	81	98	—	179	13,525	16,364	—	29,889
Del Frisco’s Restaurant Group, Inc.*	1,758	1,972	—	3,730	29,886	33,524	—	63,410
Del Taco Restaurants, Inc.*	1,902	2,271	—	4,173	26,856	32,067	—	58,923
Denny’s Corp.*	1,632	1,843	—	3,475	20,939	23,646	—	44,585
DineEquity, Inc.	612	687	—	1,299	47,124	52,899	—	100,023
El Pollo Loco Holdings, Inc.(x)*	1,644	1,851	—	3,495	20,221	22,767	—	42,988
Eldorado Resorts, Inc.(x)*	212	240	—	452	3,593	4,068	—	7,661
Empire Resorts, Inc.(x)*	232	265	—	497	5,278	6,029	—	11,307
Fiesta Restaurant Group, Inc.*	390	441	—	831	11,641	13,164	—	24,805
Fogo De Chao, Inc.*	402	457	—	859	5,769	6,558	—	12,327
Golden Entertainment, Inc.	650	733	—	1,383	7,872	8,877	—	16,749
ILG, Inc.	8,233	9,242	—	17,475	149,594	167,926	—	317,520

29

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
International Speedway Corp., Class A	2,108	2,358	—	4,466	77,574	86,774	—	164,348
Intrawest Resorts Holdings, Inc.*	1,294	1,445	—	2,739	23,098	25,793	—	48,891
J Alexander’s Holdings, Inc.*	1,073	1,190	—	2,263	11,535	12,793	—	24,328
Jack in the Box, Inc.	577	664	—	1,241	64,416	74,129	—	138,545
Kona Grill, Inc.(x)*	297	342	—	639	3,727	4,292	—	8,019
La Quinta Holdings, Inc.*	5,431	6,096	—	11,527	77,175	86,624	—	163,799
Luby’s, Inc.*	1,561	1,754	—	3,315	6,681	7,507	—	14,188
Marcus Corp. (The)	1,472	1,648	—	3,120	46,368	51,912	—	98,280
Marriott Vacations Worldwide Corp.	1,670	1,889	—	3,559	141,700	160,281	—	301,981
Monarch Casino & Resort, Inc.*	825	929	—	1,754	21,269	23,950	—	45,219
Noodles & Co.(x)*	301	320	—	621	1,234	1,312	—	2,546
Penn National Gaming, Inc.*	843	955	—	1,798	11,625	13,169	—	24,794
Pinnacle Entertainment, Inc.*	4,013	4,607	—	8,620	58,189	66,802	—	124,991
Red Lion Hotels Corp.*	1,093	1,225	—	2,318	9,127	10,229	—	19,356
Red Robin Gourmet Burgers, Inc.*	827	952	—	1,779	46,643	53,693	—	100,336
Ruby Tuesday, Inc.*	4,844	5,420	—	10,264	15,646	17,507	—	33,153
Speedway Motorsports, Inc.	944	1,054	—	1,998	20,456	22,840	—	43,296
Tropicana Entertainment, Inc.*	—	112,200	—	112,200	—	3,405,269	—	3,405,269
Wendy’s Co. (The)	—	413,200	—	413,200	—	5,586,463	—	5,586,463

					1,204,030	10,352,863	—	11,556,893

Household Durables (1.1%)
Bassett Furniture Industries, Inc.	356	430	—	786	10,822	13,072	—	23,894
Beazer Homes USA, Inc.(x)*	2,577	2,897	—	5,474	34,274	38,530	—	72,804
Century Communities, Inc.*	1,133	1,276	—	2,409	23,793	26,796	—	50,589
CSS Industries, Inc.	690	766	—	1,456	18,678	20,736	—	39,414
Flexsteel Industries, Inc.	504	565	—	1,069	31,082	34,844	—	65,926
GoPro, Inc., Class A(x)*	8,178	9,275	—	17,453	71,230	80,785	—	152,015
Green Brick Partners, Inc.(x)*	1,907	32,051	—	33,958	19,165	322,113	—	341,278
Hooker Furniture Corp.	818	929	—	1,747	31,043	35,256	—	66,299
Hovnanian Enterprises, Inc., Class A(x)*	9,887	11,143	—	21,030	26,992	30,420	—	57,412
KB Home(x)	5,261	5,912	—	11,173	83,176	93,469	—	176,645
La-Z-Boy, Inc.	2,279	2,559	—	4,838	70,763	79,457	—	150,220
LGI Homes, Inc.(x)*	81	91	—	172	2,327	2,614	—	4,941
Libbey, Inc.	1,634	1,833	—	3,467	31,798	35,670	—	67,468
Lifetime Brands, Inc.	890	1,022	—	1,912	15,798	18,141	—	33,939
M.D.C. Holdings, Inc.	2,058	2,378	—	4,436	52,808	61,019	—	113,827
M/I Homes, Inc.*	1,540	1,730	—	3,270	38,777	43,561	—	82,338
Meritage Homes Corp.*	2,857	3,217	—	6,074	99,424	111,952	—	211,376
NACCO Industries, Inc., Class A	310	345	—	655	28,071	31,240	—	59,311
New Home Co., Inc. (The)*	836	887	—	1,723	9,790	10,387	—	20,177
Newell Brands, Inc.	—	13,000	—	13,000	—	580,450	—	580,450
TopBuild Corp.*	2,679	3,064	—	5,743	95,372	109,078	—	204,450
TRI Pointe Group, Inc.*	11,149	73,876	—	85,025	127,991	848,095	—	976,086
UCP, Inc., Class A*	641	718	—	1,359	7,724	8,652	—	16,376
WCI Communities, Inc.*	1,758	1,978	—	3,736	41,225	46,384	—	87,609
William Lyon Homes, Class A(x)*	1,944	2,185	—	4,129	36,994	41,581	—	78,575
ZAGG, Inc.*	1,946	2,198	—	4,144	13,817	15,606	—	29,423

					1,022,934	2,739,908	—	3,762,842

Internet & Direct Marketing Retail (0.0%)
1-800-Flowers.com, Inc., Class A*	1,515	1,435	—	2,950	16,211	15,355	—	31,566
FTD Cos., Inc.*	1,401	1,579	—	2,980	33,400	37,643	—	71,043
Gaia, Inc., Class A*	329	608	—	937	2,846	5,259	—	8,105
Lands’ End, Inc.(x)*	1,203	1,354	—	2,557	18,225	20,513	—	38,738

					70,682	78,770	—	149,452

Leisure Products (0.1%)
Acushnet Holdings Corp.*	624	583	—	1,207	12,299	11,491	—	23,790
Arctic Cat, Inc.	616	695	—	1,311	9,252	10,439	—	19,691
Callaway Golf Co.	4,738	5,306	—	10,044	51,929	58,153	—	110,082
Escalade, Inc.	806	914	—	1,720	10,639	12,065	—	22,704
JAKKS Pacific, Inc.(x)*	1,211	1,398	—	2,609	6,237	7,200	—	13,437
Johnson Outdoors, Inc., Class A	383	424	—	807	15,201	16,829	—	32,030

					105,557	116,177	—	221,734

30

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Media (2.5%)
AMC Entertainment Holdings, Inc., Class A	1,852	2,079	—	3,931	62,320	69,959	—	132,279
Daily Journal Corp.(x)*	28	32	—	60	6,770	7,738	—	14,508
Entercom Communications Corp., Class A	2,095	2,346	—	4,441	32,053	35,894	—	67,947
Eros International plc(x)*	2,380	2,669	—	5,049	31,059	34,830	—	65,889
EW Scripps Co. (The), Class A*	4,721	5,410	—	10,131	91,257	104,575	—	195,832
Gannett Co., Inc.	9,473	10,612	—	20,085	91,983	103,043	—	195,026
Global Eagle Entertainment, Inc.(x)*	3,493	3,924	—	7,417	22,565	25,349	—	47,914
Gray Television, Inc.*	1,956	2,199	—	4,155	21,223	23,859	—	45,082
Hemisphere Media Group, Inc.*	66	81	—	147	739	907	—	1,646
Liberty Media Corp-Liberty Braves, Class A*	691	779	—	1,470	14,158	15,962	—	30,120
Liberty Media Corp-Liberty Braves, Class C*	2,359	2,634	—	4,993	48,572	54,234	—	102,806
Liberty Media Corp-Liberty Media, Class A*	1,531	1,689	—	3,220	47,997	52,950	—	100,947
Liberty Media Corp-Liberty Media, Class C*	3,090	3,483	—	6,573	96,810	109,123	—	205,933
Lions Gate Entertainment Corp., Class B*	—	31,884	—	31,884	—	782,432	—	782,432
Live Nation Entertainment, Inc.*	—	145,000	—	145,000	—	3,856,999	—	3,856,999
Loral Space & Communications, Inc.*	—	6,100	—	6,100	—	250,404	—	250,404
MDC Partners, Inc., Class A	2,898	3,250	—	6,148	18,982	21,288	—	40,270
Media General, Inc.*	8,766	9,619	—	18,385	165,064	181,126	—	346,190
Meredith Corp.	3,023	3,379	—	6,402	178,810	199,868	—	378,678
MSG Networks, Inc., Class A*	3,198	3,661	—	6,859	68,757	78,712	—	147,469
National CineMedia, Inc.	5,023	5,624	—	10,647	73,989	82,842	—	156,831
New Media Investment Group, Inc.	2,751	2,928	—	5,679	43,988	46,819	—	90,807
New York Times Co. (The), Class A	10,047	11,280	—	21,327	133,625	150,024	—	283,649
Promotora de Informaciones SA (ADR)*	—	26,310	—	26,310	—	142,074	—	142,074
Reading International, Inc., Class A*	978	1,153	—	2,131	16,235	19,140	—	35,375
Saga Communications, Inc., Class A	283	318	—	601	14,235	15,995	—	30,230
Salem Media Group, Inc.	895	1,007	—	1,902	5,594	6,294	—	11,888
Scholastic Corp.	2,187	2,485	—	4,672	103,861	118,013	—	221,874
Time, Inc.	8,208	9,290	—	17,498	146,513	165,827	—	312,340
Townsquare Media, Inc., Class A*	703	833	—	1,536	7,318	8,672	—	15,990
tronc, Inc.(x)	875	974	—	1,849	12,136	13,509	—	25,645

					1,556,613	6,778,461	—	8,335,074

Multiline Retail (0.0%)
Fred’s, Inc., Class A(x)	2,672	2,997	—	5,669	49,592	55,625	—	105,217
Sears Holdings Corp.(x)*	711	794	—	1,505	6,605	7,376	—	13,981
Tuesday Morning Corp.*	3,605	4,048	—	7,653	19,467	21,859	—	41,326

					75,664	84,860	—	160,524

Specialty Retail (4.2%)
Aaron’s, Inc.	5,246	5,926	—	11,172	167,820	189,573	—	357,393
Abercrombie & Fitch Co., Class A(x)	5,500	6,100	—	11,600	66,000	73,200	—	139,200
American Eagle Outfitters, Inc.	1,332	1,493	—	2,825	20,206	22,649	—	42,855
America’s Car-Mart, Inc.*	635	713	—	1,348	27,781	31,194	—	58,975
Ascena Retail Group, Inc.*	9,211	10,200	—	19,411	57,016	63,138	—	120,154
At Home Group, Inc.*	410	460	—	870	5,998	6,730	—	12,728
Barnes & Noble Education, Inc.*	3,226	3,620	—	6,846	37,002	41,521	—	78,523
Barnes & Noble, Inc.	5,080	5,666	—	10,746	56,642	63,176	—	119,818
Big 5 Sporting Goods Corp.	1,418	1,589	—	3,007	24,602	27,569	—	52,171
Boot Barn Holdings, Inc.(x)*	1,064	1,189	—	2,253	13,321	14,886	—	28,207
Buckle, Inc. (The)(x)	1,519	1,704	—	3,223	34,633	38,851	—	73,484
Build-A-Bear Workshop, Inc.*	999	1,145	—	2,144	13,736	15,744	—	29,480
Caleres, Inc.	3,397	3,839	—	7,236	111,490	125,996	—	237,486
Camping World Holdings, Inc., Class A	52	—	—	52	1,695	—	—	1,695
Cato Corp. (The), Class A	1,647	1,847	—	3,494	49,542	55,558	—	105,100
Chico’s FAS, Inc.	1,044	1,219	—	2,263	15,023	17,541	—	32,564
Citi Trends, Inc.	1,133	1,284	—	2,417	21,346	24,191	—	45,537
Conn’s, Inc.*	286,586	1,845	—	288,431	3,625,313	23,339	—	3,648,652
Container Store Group, Inc. (The)(x)*	981	1,097	—	2,078	6,229	6,966	—	13,195
Destination XL Group, Inc.*	858	922	—	1,780	3,646	3,919	—	7,565
DSW, Inc., Class A	5,356	6,060	—	11,416	121,313	137,259	—	258,572
Express, Inc.*	5,990	6,699	—	12,689	64,452	72,081	—	136,533
Finish Line, Inc. (The), Class A(x)	2,322	2,604	—	4,926	43,677	48,981	—	92,658
Genesco, Inc.*	1,438	1,629	—	3,067	89,300	101,161	—	190,461

31

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Group 1 Automotive, Inc.	1,286	1,434	—	2,720	100,231	111,766	—	211,997
Guess?, Inc.(x)	4,917	5,472	—	10,389	59,496	66,211	—	125,707
Haverty Furniture Cos., Inc.	1,482	1,743	—	3,225	35,123	41,309	—	76,432
Hibbett Sports, Inc.(x)*	73,379	424	—	73,803	2,737,037	15,815	—	2,752,852
Kirkland’s, Inc.*	668	747	—	1,415	10,361	11,586	—	21,947
Lumber Liquidators Holdings, Inc.(x)*	2,125	2,384	—	4,509	33,447	37,524	—	70,971
MarineMax, Inc.*	874	982	—	1,856	16,912	19,002	—	35,914
Office Depot, Inc.	44,051	49,609	—	93,660	199,111	224,233	—	423,344
Party City Holdco, Inc.(x)*	1,213	1,364	—	2,577	17,225	19,369	—	36,594
Penske Automotive Group, Inc.(x)	—	14,000	—	14,000	—	725,759	—	725,759
Pier 1 Imports, Inc.	5,547	6,228	—	11,775	47,371	53,187	—	100,558
Rent-A-Center, Inc.	4,163	4,670	—	8,833	46,834	52,538	—	99,372
Restoration Hardware Holdings, Inc.(x)*	3,115	3,500	—	6,615	95,631	107,450	—	203,081
Sears Hometown and Outlet Stores, Inc.(x)*	948	1,047	—	1,995	4,456	4,921	—	9,377
Shoe Carnival, Inc.(x)	1,035	1,195	—	2,230	27,924	32,241	—	60,165
Sonic Automotive, Inc., Class A	122,268	2,546	—	124,814	2,799,937	58,303	—	2,858,240
Sportsman’s Warehouse Holdings, Inc.*	143	158	—	301	1,343	1,484	—	2,827
Stage Stores, Inc.(x)	2,125	2,335	—	4,460	9,286	10,204	—	19,490
Tailored Brands, Inc.	2,751	3,087	—	5,838	70,288	78,873	—	149,161
Tilly’s, Inc., Class A*	955	1,078	—	2,033	12,596	14,219	—	26,815
Vitamin Shoppe, Inc.*	1,827	2,050	—	3,877	43,391	48,688	—	92,079
West Marine, Inc.*	1,478	1,667	—	3,145	15,475	17,453	—	32,928
Zumiez, Inc.(x)*	1,450	1,627	—	3,077	31,683	35,550	—	67,233

					11,092,941	2,992,908	—	14,085,849

Textiles, Apparel & Luxury Goods (0.5%)
Deckers Outdoor Corp.*	2,414	2,733	—	5,147	133,711	151,381	—	285,092
Delta Apparel, Inc.*	575	648	—	1,223	11,920	13,433	—	25,353
Fossil Group, Inc.(x)*	3,340	3,784	—	7,124	86,372	97,854	—	184,226
G-III Apparel Group Ltd.*	696	781	—	1,477	20,574	23,086	—	43,660
Iconix Brand Group, Inc.*	3,470	3,894	—	7,364	32,410	36,370	—	68,780
Movado Group, Inc.	1,236	17,784	—	19,020	35,535	511,289	—	546,824
Perry Ellis International, Inc.*	996	1,122	—	2,118	24,810	27,949	—	52,759
Sequential Brands Group, Inc.*	3,338	3,744	—	7,082	15,622	17,522	—	33,144
Unifi, Inc.*	1,251	1,404	—	2,655	40,820	45,813	—	86,633
Vera Bradley, Inc.*	501	511	—	1,012	5,872	5,989	—	11,861
Vince Holding Corp.(x)*	1,596	1,810	—	3,406	6,464	7,331	—	13,795
Wolverine World Wide, Inc.	6,507	7,350	—	13,857	142,829	161,333	—	304,162

					556,939	1,099,350	—	1,656,289

Total Consumer Discretionary					20,031,409	26,507,438	—	46,538,847

Consumer Staples (3.4%)
Beverages (0.1%)
Craft Brew Alliance, Inc.(x)*	690	741	—	1,431	11,661	12,523	—	24,184
Crimson Wine Group Ltd.*	—	42,400	—	42,400	—	397,288	—	397,288

					11,661	409,811	—	421,472

Food & Staples Retailing (1.1%)
Andersons, Inc. (The)	2,123	2,426	—	4,549	94,898	108,442	—	203,340
Chefs’ Warehouse, Inc. (The)*	133,139	159	—	133,298	2,103,596	2,512	—	2,106,108
Ingles Markets, Inc., Class A	1,101	1,265	—	2,366	52,958	60,847	—	113,805
Natural Grocers by Vitamin Cottage, Inc.(x)*	752	848	—	1,600	8,941	10,083	—	19,024
Smart & Final Stores, Inc.(x)*	597	671	—	1,268	8,418	9,461	—	17,879
SpartanNash Co.	2,933	3,337	—	6,270	115,971	131,945	—	247,916
SUPERVALU, Inc.*	21,418	24,019	—	45,437	100,022	112,169	—	212,191
United Natural Foods, Inc.*	3,952	4,386	—	8,338	188,589	209,300	—	397,889
Village Super Market, Inc., Class A	584	647	—	1,231	18,046	19,992	—	38,038
Weis Markets, Inc.	757	848	—	1,605	50,598	56,680	—	107,278

					2,742,037	721,431	—	3,463,468

Food Products (1.3%)
AdvancePierre Foods Holdings, Inc.	635	713	—	1,348	18,910	21,233	—	40,143
Alico, Inc.	246	1,465	—	1,711	6,679	39,775	—	46,454

32

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Cal-Maine Foods, Inc.(x)	554	621	—	1,175	24,473	27,433	—	51,906
Darling Ingredients, Inc.*	179,552	10,834	—	190,386	2,318,016	139,867	—	2,457,883
Dean Foods Co.	3,691	4,236	—	7,927	80,390	92,260	—	172,650
Fresh Del Monte Produce, Inc.	2,445	2,765	—	5,210	148,240	167,642	—	315,882
John B. Sanfilippo & Son, Inc.	492	560	—	1,052	34,632	39,418	—	74,050
Landec Corp.*	1,621	1,867	—	3,488	22,370	25,765	—	48,135
Limoneira Co.	85	86	—	171	1,828	1,850	—	3,678
Omega Protein Corp.*	1,659	1,697	—	3,356	41,558	42,510	—	84,068
Sanderson Farms, Inc.(x)	1,611	1,823	—	3,434	151,821	171,800	—	323,621
Seaboard Corp.*	21	24	—	45	82,992	94,848	—	177,840
Seneca Foods Corp., Class A*	520	589	—	1,109	20,826	23,589	—	44,415
Snyder’s-Lance, Inc.	6,423	7,161	—	13,584	246,258	274,552	—	520,810

					3,198,993	1,162,542	—	4,361,535

Household Products (1.1%)(0.01)%
Central Garden & Pet Co.(x)*	722	884	—	1,606	23,891	29,252	—	53,143
Central Garden & Pet Co., Class A*	2,330	2,616	—	4,946	71,997	80,833	—	152,830
Oil-Dri Corp. of America	381	431	—	812	14,558	16,469	—	31,027

					110,446	126,554	—	237,000

Personal Products (0.7%)
Avon Products, Inc.*	27,773	31,180	—	58,953	139,976	157,148	—	297,124
elf Beauty, Inc.(x)*	389	392	—	781	11,258	11,344	—	22,602
Inter Parfums, Inc.	768	55,659	—	56,427	25,152	1,822,833	—	1,847,985
Nature’s Sunshine Products, Inc.	647	753	—	1,400	9,705	11,295	—	21,000
Nutraceutical International Corp.	655	731	—	1,386	22,892	25,548	—	48,440
Revlon, Inc., Class A*	666	748	—	1,414	19,414	21,804	—	41,218
Synutra International, Inc.*	1,303	1,489	—	2,792	6,971	7,966	—	14,937

					235,368	2,057,938	—	2,293,306

Tobacco (0.1%)
Alliance One International, Inc.*	700	787	—	1,487	13,440	15,110	—	28,550
Turning Point Brands, Inc.*	231	270	—	501	2,830	3,308	—	6,138
Universal Corp.	1,781	2,030	—	3,811	113,539	129,412	—	242,951
Vector Group Ltd.(x)	4,233	4,671	—	8,904	96,258	106,219	—	202,477

					226,067	254,049	—	480,116

Total Consumer Staples					6,524,572	4,732,325	—	11,256,897

Energy (7.7%)
Energy Equipment & Services (5.4%)
Archrock, Inc.	5,585	6,379	—	11,964	73,722	84,203	—	157,925
Atwood Oceanics, Inc.(x)	4,887	5,571	—	10,458	64,166	73,147	—	137,313
Bristow Group, Inc.(x)	2,711	3,049	—	5,760	55,521	62,444	—	117,965
CARBO Ceramics, Inc.(x)	1,569	1,764	—	3,333	16,412	18,451	—	34,863
Dawson Geophysical Co.*	1,636	1,837	—	3,473	13,153	14,769	—	27,922
Era Group, Inc.*	1,581	1,798	—	3,379	26,830	30,512	—	57,342
Exterran Corp.*	2,558	2,839	—	5,397	61,136	67,852	—	128,988
Fairmount Santrol Holdings, Inc.(x)*	7,115	7,970	—	15,085	83,886	93,966	—	177,852
Forum Energy Technologies, Inc.*	4,826	5,481	—	10,307	106,172	120,582	—	226,754
Geospace Technologies Corp.(x)*	1,047	1,175	—	2,222	21,317	23,923	—	45,240
Helix Energy Solutions Group, Inc.*	228,060	10,334	—	238,394	2,011,489	91,146	—	2,102,635
Hornbeck Offshore Services, Inc.(x)*	217,666	2,969	—	220,635	1,571,549	21,436	—	1,592,985
Independence Contract Drilling, Inc.*	2,439	2,666	—	5,105	16,341	17,862	—	34,203
Mammoth Energy Services, Inc.*	407	414	—	821	6,186	6,293	—	12,479
Matrix Service Co.*	130,133	2,396	—	132,529	2,954,019	54,389	—	3,008,408
McDermott International, Inc.*	19,232	21,776	—	41,008	142,125	160,925	—	303,050
Natural Gas Services Group, Inc.*	103,955	1,076	—	105,031	3,342,153	34,593	—	3,376,746
Newpark Resources, Inc.*	6,641	7,466	—	14,107	49,808	55,995	—	105,803
Noble Corp. plc(x)	250,000	—	—	250,000	1,480,000	—	—	1,480,000
North American Energy Partners, Inc.	515,000	—	—	515,000	1,982,750	—	—	1,982,750
Oil States International, Inc.*	4,124	4,664	—	8,788	160,836	181,896	—	342,732
Parker Drilling Co.*	399,668	10,875	—	410,543	1,039,137	28,275	—	1,067,412
PHI, Inc. (Non-Voting)*	873	743	—	1,616	15,732	13,389	—	29,121
Pioneer Energy Services Corp.*	5,701	6,421	—	12,122	39,052	43,984	—	83,036
RigNet, Inc.*	943	1,068	—	2,011	21,830	24,724	—	46,554

33

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
SEACOR Holdings, Inc.*	1,283	1,437	—	2,720	91,452	102,429	—	193,881
Seadrill Ltd.(x)*	30,387	34,149	—	64,536	103,620	116,448	—	220,068
Smart Sand, Inc.*	796	874	—	1,670	13,174	14,465	—	27,639
Subsea 7 SA (ADR)*	—	60,000	—	60,000	—	755,701	—	755,701
TerraVest Capital, Inc.	—	300	—	300	—	1,989	—	1,989
Tesco Corp.	3,649	4,105	—	7,754	30,104	33,866	—	63,970
TETRA Technologies, Inc.*	2,527	2,952	—	5,479	12,686	14,819	—	27,505
Tidewater, Inc.(x)	3,744	4,206	—	7,950	12,767	14,342	—	27,109
Unit Corp.*	4,075	4,580	—	8,655	109,495	123,065	—	232,560
Willbros Group, Inc.*	3,471	3,900	—	7,371	11,246	12,636	—	23,882

					15,739,866	2,514,516	—	18,254,382

Oil, Gas & Consumable Fuels (2.3%)
Abraxas Petroleum Corp.(x)*	5,780	5,992	—	11,772	14,855	15,399	—	30,254
Adams Resources & Energy, Inc.	166	183	—	349	6,582	7,256	—	13,838
Alon USA Energy, Inc.	2,587	2,864	—	5,451	29,440	32,592	—	62,032
Ardmore Shipping Corp.	2,303	2,515	—	4,818	17,042	18,611	—	35,653
Bill Barrett Corp.(x)*	3,958	4,445	—	8,403	27,666	31,071	—	58,737
California Resources Corp.(x)*	2,553	2,869	—	5,422	54,353	61,081	—	115,434
Clayton Williams Energy, Inc.(x)*	481	539	—	1,020	57,364	64,281	—	121,645
Clean Energy Fuels Corp.(x)*	7,029	7,888	—	14,917	20,103	22,560	—	42,663
Cobalt International Energy, Inc.*	32,864	36,918	—	69,782	40,094	45,040	—	85,134
Contango Oil & Gas Co.*	1,886	2,108	—	3,994	17,615	19,689	—	37,304
CVR Energy, Inc.(x)	1,174	1,319	—	2,493	29,808	33,489	—	63,297
Delek U.S. Holdings, Inc.	4,901	5,594	—	10,495	117,967	134,648	—	252,615
Denbury Resources, Inc.*	28,226	31,803	—	60,029	103,872	117,035	—	220,907
DHT Holdings, Inc.	7,409	8,304	—	15,713	30,673	34,379	—	65,052
Dorian LPG Ltd.*	1,998	2,198	—	4,196	16,404	18,046	—	34,450
Earthstone Energy, Inc.*	110	99	—	209	1,511	1,360	—	2,871
Eclipse Resources Corp.*	4,604	5,222	—	9,826	12,293	13,943	—	26,236
EP Energy Corp., Class A(x)*	3,063	3,446	—	6,509	20,063	22,571	—	42,634
Erin Energy Corp.(x)*	925	985	—	1,910	2,821	3,004	—	5,825
EXCO Resources, Inc.(x)*	11,123	12,627	—	23,750	9,718	11,032	—	20,750
Frontline Ltd.(x)	5,216	5,858	—	11,074	37,086	41,650	—	78,736
GasLog Ltd.	3,272	3,671	—	6,943	52,679	59,103	—	111,782
Gener8 Maritime, Inc.*	3,281	3,708	—	6,989	14,699	16,612	—	31,311
Golar LNG Ltd.	7,527	8,398	—	15,925	172,669	192,650	—	365,319
Green Plains, Inc.	2,869	3,267	—	6,136	79,902	90,986	—	170,888
International Seaways, Inc.*	1,181	1,266	—	2,447	16,581	17,775	—	34,356
Jones Energy, Inc., Class A(x)*	4,550	5,454	—	10,004	22,750	27,270	—	50,020
Navigator Holdings Ltd.*	—	10,800	—	10,800	—	100,440	—	100,440
Navios Maritime Acquisition Corp.	6,395	7,356	—	13,751	10,872	12,505	—	23,377
Nordic American Tankers Ltd.(x)	7,939	9,031	—	16,970	66,688	75,860	—	142,548
Northern Oil and Gas, Inc.(x)*	3,711	4,185	—	7,896	10,205	11,509	—	21,714
Oasis Petroleum, Inc.*	18,627	21,032	—	39,659	282,013	318,424	—	600,437
Overseas Shipholding Group, Inc., Class A	3,208	3,052	—	6,260	12,287	11,689	—	23,976
Pacific Ethanol, Inc.*	2,335	2,622	—	4,957	22,182	24,909	—	47,091
Panhandle Oil and Gas, Inc., Class A	575	651	—	1,226	13,541	15,331	—	28,872
Par Pacific Holdings, Inc.(x)*	1,538	31,428	—	32,966	22,363	456,963	—	479,326
PDC Energy, Inc.*	4,477	4,992	—	9,469	324,941	362,319	—	687,260
Permian Basin Royalty Trust	—	63,100	—	63,100	—	486,502	—	486,502
Renewable Energy Group, Inc.(x)*	2,859	2,984	—	5,843	27,732	28,945	—	56,677
REX American Resources Corp.*	454	511	—	965	44,832	50,461	—	95,293
Ring Energy, Inc.*	3,182	3,604	—	6,786	41,334	46,816	—	88,150
RSP Permian, Inc.*	7,860	8,762	—	16,622	350,713	390,960	—	741,673
Sanchez Energy Corp.(x)*	3,028	3,406	—	6,434	27,343	30,756	—	58,099
Scorpio Tankers, Inc.	13,181	15,119	—	28,300	59,710	68,489	—	128,199
SemGroup Corp., Class A	5,314	5,853	—	11,167	221,860	244,363	—	466,223
Ship Finance International Ltd.(x)	4,868	5,451	—	10,319	72,290	80,947	—	153,237
Synergy Resources Corp.(x)*	13,270	15,081	—	28,351	118,236	134,372	—	252,608
Teekay Corp.	3,871	4,560	—	8,431	31,084	36,617	—	67,701
Teekay Tankers Ltd., Class A	9,435	10,578	—	20,013	21,323	23,906	—	45,229
W&T Offshore, Inc.*	2,830	3,280	—	6,110	7,839	9,086	—	16,925
Western Refining, Inc.	6,446	7,150	—	13,596	243,981	270,628	—	514,609

34

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Westmoreland Coal Co.(x)*	1,496	1,718	—	3,214	26,434	30,357	—	56,791

					3,086,413	4,476,287	—	7,562,700

Total Energy					18,826,279	6,990,803	—	25,817,082

Financials (26.0%)
Banks (11.3%)
1st Source Corp.	1,251	1,403	—	2,654	55,870	62,658	—	118,528
Access National Corp.(x)	655	736	—	1,391	18,183	20,431	—	38,614
ACNB Corp.	469	527	—	996	14,656	16,469	—	31,125
Allegiance Bancshares, Inc.*	798	900	—	1,698	28,848	32,535	—	61,383
American National Bankshares, Inc.	641	717	—	1,358	22,307	24,952	—	47,259
Ameris Bancorp	717	848	—	1,565	31,261	36,973	—	68,234
Ames National Corp.	676	758	—	1,434	22,308	25,014	—	47,322
Arrow Financial Corp.	894	1,011	—	1,905	36,207	40,946	—	77,153
Atlantic Capital Bancshares, Inc.*	1,135	1,279	—	2,414	21,565	24,301	—	45,866
Banc of California, Inc.(x)	1,101	1,351	—	2,452	19,102	23,440	—	42,542
BancFirst Corp.	626	723	—	1,349	58,249	67,275	—	125,524
Banco Latinoamericano de Comercio Exterior S.A., Class E	2,451	2,805	—	5,256	72,157	82,579	—	154,736
Bancorp, Inc. (The)*	4,049	4,529	—	8,578	31,825	35,598	—	67,423
BancorpSouth, Inc.	6,911	7,821	—	14,732	214,587	242,842	—	457,429
Bank of Marin Bancorp	475	534	—	1,009	33,131	37,247	—	70,378
Bank of NT Butterfield & Son Ltd. (The)	759	777	—	1,536	23,863	24,429	—	48,292
Bankwell Financial Group, Inc.	387	438	—	825	12,577	14,235	—	26,812
Banner Corp.	2,413	2,762	—	5,175	134,670	154,147	—	288,817
Bar Harbor Bankshares	474	534	—	1,008	22,434	25,274	—	47,708
Berkshire Hills Bancorp, Inc.	2,495	2,781	—	5,276	91,941	102,480	—	194,421
Blue Hills Bancorp, Inc.	1,802	2,027	—	3,829	33,788	38,006	—	71,794
BNC Bancorp	2,966	3,387	—	6,353	94,615	108,045	—	202,660
Boston Private Financial Holdings, Inc.	6,619	7,535	—	14,154	109,544	124,704	—	234,248
Bridge Bancorp, Inc.	1,335	1,499	—	2,834	50,597	56,812	—	107,409
Brookline Bancorp, Inc.	5,590	6,273	—	11,863	91,676	102,877	—	194,553
Bryn Mawr Bank Corp.	1,333	1,497	—	2,830	56,186	63,099	—	119,285
BSB Bancorp, Inc.*	629	728	—	1,357	18,210	21,076	—	39,286
C&F Financial Corp.	258	290	—	548	12,861	14,457	—	27,318
California First National Bancorp	152	163	—	315	2,379	2,551	—	4,930
Camden National Corp.	1,221	1,371	—	2,592	54,273	60,941	—	115,214
Capital Bank Financial Corp., Class A	1,133	1,196	—	2,329	44,470	46,943	—	91,413
Capital City Bank Group, Inc.	915	1,001	—	1,916	18,739	20,500	—	39,239
Cardinal Financial Corp.	2,366	2,712	—	5,078	77,581	88,926	—	166,507
Carolina Financial Corp.(x)	821	923	—	1,744	25,279	28,419	—	53,698
Cascade Bancorp*	2,617	2,893	—	5,510	21,250	23,491	—	44,741
Cathay General Bancorp	5,924	6,701	—	12,625	225,290	254,839	—	480,129
CenterState Banks, Inc.	3,746	4,291	—	8,037	94,287	108,004	—	202,291
Central Pacific Financial Corp.	2,431	2,728	—	5,159	76,382	85,714	—	162,096
Central Valley Community Bancorp	698	784	—	1,482	13,932	15,649	—	29,581
Century Bancorp, Inc., Class A	248	323	—	571	14,880	19,380	—	34,260
Chemical Financial Corp.	3,552	4,024	—	7,576	192,412	217,980	—	410,392
Chemung Financial Corp.(x)	246	275	—	521	8,942	9,996	—	18,938
Citizens & Northern Corp.	907	1,026	—	1,933	23,763	26,881	—	50,644
City Holding Co.	1,166	1,308	—	2,474	78,822	88,421	—	167,243
CNB Financial Corp.	1,112	1,237	—	2,349	29,735	33,077	—	62,812
CoBiz Financial, Inc.	2,674	3,003	—	5,677	45,164	50,721	—	95,885
Codorus Valley Bancorp, Inc.(x)	642	722	—	1,364	18,361	20,649	—	39,010
Columbia Banking System, Inc.	4,660	5,126	—	9,786	208,209	229,030	—	437,239
Community Bank System, Inc.(x)	3,461	3,924	—	7,385	213,855	242,464	—	456,319
Community Trust Bancorp, Inc.	1,214	1,363	—	2,577	60,214	67,605	—	127,819
ConnectOne Bancorp, Inc.	2,295	2,581	—	4,876	59,555	66,977	—	126,532
County Bancorp, Inc.	116	131	—	247	3,129	3,533	—	6,662
CU Bancorp*	1,139	1,283	—	2,422	40,776	45,931	—	86,707
Customers Bancorp, Inc.*	1,177	1,327	—	2,504	42,160	47,533	—	89,693
CVB Financial Corp.	8,056	9,139	—	17,195	184,724	209,557	—	394,281
Eagle Bancorp, Inc.*	524	619	—	1,143	31,938	37,728	—	69,666
East West Bancorp, Inc.	70,000	—	—	70,000	3,558,100	—	—	3,558,100

35

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Enterprise Bancorp, Inc.	731	880	—	1,611	27,456	33,053	—	60,509
Enterprise Financial Services Corp.	1,536	1,725	—	3,261	66,048	74,175	—	140,223
Equity Bancshares, Inc., Class A*	420	476	—	896	14,129	16,013	—	30,142
Farmers Capital Bank Corp.	588	661	—	1,249	24,725	27,795	—	52,520
Farmers National Banc Corp.	1,975	2,216	—	4,191	28,045	31,467	—	59,512
FB Financial Corp.*	338	263	—	601	8,771	6,825	—	15,596
FCB Financial Holdings, Inc., Class A*	2,429	2,769	—	5,198	115,863	132,081	—	247,944
Fidelity Southern Corp.	1,669	1,876	—	3,545	39,505	44,405	—	83,910
Financial Institutions, Inc.	1,094	1,241	—	2,335	37,415	42,442	—	79,857
First Bancorp	1,580	1,774	—	3,354	42,881	48,146	—	91,027
First BanCorp*	9,613	10,766	—	20,379	63,542	71,163	—	134,705
First Bancorp, Inc.	794	902	—	1,696	26,281	29,856	—	56,137
First Busey Corp.	2,491	2,775	—	5,266	76,673	85,415	—	162,088
First Business Financial Services, Inc.	655	713	—	1,368	15,537	16,912	—	32,449
First Citizens BancShares, Inc., Class A	607	688	—	1,295	215,485	244,240	—	459,725
First Commonwealth Financial Corp.	7,146	8,191	—	15,337	101,330	116,148	—	217,478
First Community Bancshares, Inc.	1,260	1,395	—	2,655	37,976	42,045	—	80,021
First Community Financial Partners, Inc.(x)*	1,105	1,243	—	2,348	12,929	14,543	—	27,472
First Connecticut Bancorp, Inc.	859	957	—	1,816	19,456	21,676	—	41,132
First Financial Bancorp	4,894	5,560	—	10,454	139,234	158,182	—	297,416
First Financial Bankshares, Inc.(x)	1,928	2,201	—	4,129	87,146	99,485	—	186,631
First Financial Corp.	796	893	—	1,689	42,029	47,150	—	89,179
First Financial Northwest, Inc.	617	808	—	1,425	12,180	15,950	—	28,130
First Foundation, Inc.*	738	802	—	1,540	21,033	22,857	—	43,890
First Internet Bancorp	425	479	—	904	13,600	15,328	—	28,928
First Interstate BancSystem, Inc., Class A(x)	1,596	1,834	—	3,430	67,910	78,037	—	145,947
First Merchants Corp.	3,257	3,752	—	7,009	122,626	141,263	—	263,889
First Mid-Illinois Bancshares, Inc.	632	709	—	1,341	21,488	24,106	—	45,594
First Midwest Bancorp, Inc.	6,452	7,300	—	13,752	162,784	184,179	—	346,963
First NBC Bank Holding Co.(x)*	1,320	1,424	—	2,744	9,636	10,395	—	20,031
First Northwest Bancorp*	913	1,031	—	1,944	14,243	16,084	—	30,327
First of Long Island Corp. (The)	1,706	1,917	—	3,623	48,706	54,730	—	103,436
Flushing Financial Corp.	2,247	2,511	—	4,758	66,039	73,798	—	139,837
FNB Corp.	16,799	18,680	—	35,479	269,288	299,440	—	568,728
Franklin Financial Network, Inc.(x)*	612	620	—	1,232	25,612	25,947	—	51,559
Fulton Financial Corp.	13,720	15,498	—	29,218	257,936	291,362	—	549,298
German American Bancorp, Inc.	1,132	1,271	—	2,403	59,555	66,867	—	126,422
Glacier Bancorp, Inc.	6,119	6,745	—	12,864	221,691	244,371	—	466,062
Great Southern Bancorp, Inc.	860	966	—	1,826	46,999	52,792	—	99,791
Great Western Bancorp, Inc.	4,741	5,362	—	10,103	206,660	233,730	—	440,390
Green Bancorp, Inc.*	1,673	1,884	—	3,557	25,430	28,637	—	54,067
Guaranty Bancorp	1,214	1,347	—	2,561	29,379	32,597	—	61,976
Hancock Holding Co.	6,174	6,971	—	13,145	266,099	300,450	—	566,549
Hanmi Financial Corp.	2,536	2,909	—	5,445	88,506	101,524	—	190,030
HarborOne Bancorp, Inc.*	1,077	1,208	—	2,285	20,829	23,363	—	44,192
Heartland Financial USA, Inc.	1,777	2,031	—	3,808	85,296	97,488	—	182,784
Heritage Commerce Corp.	1,877	2,121	—	3,998	27,085	30,606	—	57,691
Heritage Financial Corp.	2,365	2,655	—	5,020	60,899	68,366	—	129,265
Heritage Oaks Bancorp	1,949	2,169	—	4,118	24,031	26,744	—	50,775
Hilltop Holdings, Inc.	6,028	6,807	—	12,835	179,634	202,849	—	382,483
HomeTrust Bancshares, Inc.*	1,338	1,515	—	2,853	34,654	39,239	—	73,893
Hope Bancorp, Inc.	10,245	11,586	—	21,831	224,263	253,618	—	477,881
Horizon Bancorp	1,564	1,735	—	3,299	43,792	48,580	—	92,372
IBERIABANK Corp.	3,492	3,927	—	7,419	292,455	328,886	—	621,341
Independent Bank Corp.	3,707	4,186	—	7,893	182,232	206,276	—	388,508
Independent Bank Group, Inc.	901	1,002	—	1,903	56,222	62,525	—	118,747
International Bancshares Corp.	4,390	4,933	—	9,323	179,112	201,266	—	380,378
Investors Bancorp, Inc.	23,746	26,547	—	50,293	331,257	370,331	—	701,588
Lakeland Bancorp, Inc.	3,119	3,500	—	6,619	60,821	68,250	—	129,071
Lakeland Financial Corp.	1,943	2,222	—	4,165	92,020	105,234	—	197,254
LCNB Corp.	673	753	—	1,426	15,647	17,507	—	33,154
LegacyTexas Financial Group, Inc.	3,560	4,026	—	7,586	153,294	173,360	—	326,654
Macatawa Bank Corp.	2,113	2,373	—	4,486	21,996	24,703	—	46,699

36

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
MainSource Financial Group, Inc.	1,846	2,073	—	3,919	63,502	71,311	—	134,813
MB Financial, Inc.	6,056	6,738	—	12,794	286,025	318,236	—	604,261
MBT Financial Corp.(x)	1,405	1,577	—	2,982	15,947	17,899	—	33,846
Mercantile Bank Corp.	1,267	1,423	—	2,690	47,766	53,647	—	101,413
Merchants Bancshares, Inc.	441	515	—	956	23,902	27,913	—	51,815
Middleburg Financial Corp.	369	414	—	783	12,823	14,387	—	27,210
Midland States Bancorp, Inc.	304	343	—	647	10,999	12,410	—	23,409
MidWestOne Financial Group, Inc.	656	744	—	1,400	24,666	27,974	—	52,640
MutualFirst Financial, Inc.(x)	419	471	—	890	13,869	15,590	—	29,459
National Bankshares, Inc./ Virginia(x)	531	605	—	1,136	23,072	26,287	—	49,359
National Commerce Corp.*	673	759	—	1,432	25,002	28,197	—	53,199
NBT Bancorp, Inc.	3,422	3,881	—	7,303	143,313	162,536	—	305,849
Nicolet Bankshares, Inc.*	606	683	—	1,289	28,900	32,572	—	61,472
Northrim BanCorp, Inc.	543	610	—	1,153	17,159	19,276	—	36,435
OFG Bancorp	3,508	3,923	—	7,431	45,955	51,391	—	97,346
Old Line Bancshares, Inc.	671	562	—	1,233	16,091	13,477	—	29,568
Old National Bancorp	10,680	11,734	—	22,414	193,842	212,972	—	406,814
Old Second Bancorp, Inc.	2,279	2,103	—	4,382	25,183	23,238	—	48,421
Opus Bank	496	360	—	856	14,905	10,818	—	25,723
Orrstown Financial Services, Inc.	581	485	—	1,066	13,014	10,864	—	23,878
Pacific Continental Corp.	1,670	1,971	—	3,641	36,490	43,066	—	79,556
Pacific Mercantile Bancorp*	1,219	1,372	—	2,591	8,899	10,016	—	18,915
Pacific Premier Bancorp, Inc.*	1,453	1,630	—	3,083	51,364	57,621	—	108,985
Paragon Commercial Corp.*	70	—	—	70	3,060	—	—	3,060
Park National Corp.	1,068	1,213	—	2,281	127,797	145,148	—	272,945
Park Sterling Corp.	2,799	3,147	—	5,946	30,201	33,956	—	64,157
Peapack-Gladstone Financial Corp.	1,264	1,439	—	2,703	39,032	44,436	—	83,468
Penns Woods Bancorp, Inc.	364	402	—	766	18,382	20,301	—	38,683
Peoples Bancorp, Inc.	1,286	1,443	—	2,729	41,744	46,840	—	88,584
Peoples Financial Services Corp.	547	615	—	1,162	26,639	29,951	—	56,590
People’s Utah Bancorp	1,060	1,152	—	2,212	28,461	30,931	—	59,392
Pinnacle Financial Partners, Inc.	3,000	3,386	—	6,386	207,900	234,650	—	442,550
Preferred Bank	965	1,082	—	2,047	50,585	56,718	—	107,303
Premier Financial Bancorp, Inc.	740	828	—	1,568	14,874	16,643	—	31,517
PrivateBancorp, Inc.	6,284	7,005	—	13,289	340,530	379,601	—	720,131
Prosperity Bancshares, Inc.	5,345	5,973	—	11,318	383,664	428,742	—	812,406
QCR Holdings, Inc.	953	1,072	—	2,025	41,265	46,418	—	87,683
Renasant Corp.	3,263	3,744	—	7,007	137,764	158,072	—	295,836
Republic Bancorp, Inc., Class A	772	856	—	1,628	30,525	33,846	—	64,371
Republic First Bancorp, Inc.*	3,672	3,976	—	7,648	30,661	33,200	—	63,861
S&T Bancorp, Inc.	2,731	3,107	—	5,838	106,618	121,297	—	227,915
Sandy Spring Bancorp, Inc.	1,884	2,113	—	3,997	75,341	84,499	—	159,840
Seacoast Banking Corp. of Florida*	2,390	2,689	—	5,079	52,723	59,319	—	112,042
Shore Bancshares, Inc.	1,011	1,135	—	2,146	15,418	17,309	—	32,727
Sierra Bancorp	930	1,039	—	1,969	24,729	27,627	—	52,356
Simmons First National Corp., Class A(x)	2,347	2,660	—	5,007	145,866	165,319	—	311,185
South State Corp.	1,893	2,082	—	3,975	165,448	181,967	—	347,415
Southern First Bancshares, Inc.*	455	512	—	967	16,380	18,432	—	34,812
Southern National Bancorp of Virginia, Inc.	880	988	—	1,868	14,379	16,144	—	30,523
Southside Bancshares, Inc.	1,975	2,263	—	4,238	74,398	85,247	—	159,645
Southwest Bancorp, Inc./Oklahoma	1,451	1,631	—	3,082	42,079	47,299	—	89,378
State Bank Financial Corp.	2,829	3,146	—	5,975	75,987	84,502	—	160,489
Sterling Bancorp	10,126	11,230	—	21,356	236,948	262,782	—	499,730
Stock Yards Bancorp, Inc.	1,709	1,901	—	3,610	80,238	89,252	—	169,490
Stonegate Bank	992	1,161	—	2,153	41,396	48,449	—	89,845
Suffolk Bancorp	917	1,030	—	1,947	39,266	44,105	—	83,371
Summit Financial Group, Inc.(x)	665	746	—	1,411	18,307	20,537	—	38,844
Sun Bancorp, Inc.	874	945	—	1,819	22,724	24,570	—	47,294
Texas Capital Bancshares, Inc.*	3,624	4,059	—	7,683	284,122	318,226	—	602,348
Tompkins Financial Corp.(x)	1,168	1,330	—	2,498	110,423	125,738	—	236,161
Towne Bank	4,462	5,062	—	9,524	148,362	168,312	—	316,674
TriCo Bancshares	1,621	1,820	—	3,441	55,406	62,208	—	117,614
TriState Capital Holdings, Inc.*	1,772	1,996	—	3,768	39,161	44,112	—	83,273
Triumph Bancorp, Inc.*	1,245	1,403	—	2,648	32,557	36,688	—	69,245

37

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Trustmark Corp.	5,407	6,103	—	11,510	192,760	217,572	—	410,332
UMB Financial Corp.	3,580	3,991	—	7,571	276,090	307,786	—	583,876
Umpqua Holdings Corp.	17,625	19,700	—	37,325	330,998	369,966	—	700,964
Union Bankshares Corp.	3,507	3,985	—	7,492	125,340	142,424	—	267,764
United Bankshares, Inc.(x)	5,241	5,828	—	11,069	242,396	269,545	—	511,941
United Community Banks, Inc.	5,630	6,367	—	11,997	166,761	188,591	—	355,352
Univest Corp. of Pennsylvania	1,976	2,218	—	4,194	61,058	68,536	—	129,594
Valley National Bancorp	19,775	22,381	—	42,156	230,181	260,515	—	490,696
Veritex Holdings, Inc.*	460	520	—	980	12,287	13,889	—	26,176
Washington Trust Bancorp, Inc.	1,189	1,335	—	2,524	66,643	74,827	—	141,470
WashingtonFirst Bankshares, Inc.	672	756	—	1,428	19,481	21,916	—	41,397
Webster Financial Corp.	7,336	8,191	—	15,527	398,198	444,607	—	842,805
WesBanco, Inc.(x)	3,244	3,679	—	6,923	139,687	158,418	—	298,105
West Bancorporation, Inc.	1,259	1,417	—	2,676	31,097	35,000	—	66,097
Westamerica Bancorp(x)	1,988	2,260	—	4,248	125,105	142,222	—	267,327
Wintrust Financial Corp.	4,109	4,577	—	8,686	298,190	332,153	—	630,343
Xenith Bankshares, Inc.*	489	617	—	1,106	13,790	17,399	—	31,189
Yadkin Financial Corp.	4,011	4,598	—	8,609	137,417	157,527	—	294,944

					19,768,741	18,221,177	—	37,989,918

Capital Markets (2.6%)
Actua Corp.*	2,886	3,239	—	6,125	40,404	45,346	—	85,750
Arlington Asset Investment Corp., Class A(x)	1,806	2,009	—	3,815	26,765	29,773	—	56,538
Associated Capital Group, Inc., Class A	365	117,197	—	117,562	11,990	3,849,920	—	3,861,910
B. Riley Financial, Inc.	726	805	—	1,531	13,395	14,852	—	28,247
BGC Partners, Inc., Class A	—	200	—	200	—	2,046	—	2,046
Calamos Asset Management, Inc., Class A	1,341	1,501	—	2,842	11,466	12,834	—	24,300
Clarke, Inc.	—	3,700	—	3,700	—	25,794	—	25,794
Cowen Group, Inc., Class A(x)*	1,957	2,200	—	4,157	30,333	34,100	—	64,433
Dundee Corp., Class A*	—	151,400	—	151,400	—	670,701	—	670,701
FBR & Co.	501	548	—	1,049	6,513	7,124	—	13,637
Federated Investors, Inc., Class B	—	14,600	—	14,600	—	412,887	—	412,887
GAIN Capital Holdings, Inc.	2,491	2,798	—	5,289	16,391	18,411	—	34,802
GAMCO Investors, Inc., Class A	288	5,649	—	5,937	8,896	174,498	—	183,394
Greenhill & Co., Inc.	579	650	—	1,229	16,038	18,005	—	34,043
INTL FCStone, Inc.*	1,209	1,405	—	2,614	47,876	55,638	—	103,514
Investment Technology Group, Inc.	2,274	2,530	—	4,804	44,889	49,942	—	94,831
Janus Capital Group, Inc.	11,501	13,055	—	24,556	152,618	173,240	—	325,858
KCG Holdings, Inc., Class A*	4,202	4,838	—	9,040	55,677	64,104	—	119,781
Ladenburg Thalmann Financial Services, Inc.*	7,223	8,110	—	15,333	17,624	19,788	—	37,412
Manning & Napier, Inc.	1,207	1,352	—	2,559	9,113	10,208	—	19,321
Medley Management, Inc., Class A(x)	259	304	—	563	2,564	3,010	—	5,574
Morningstar, Inc.	14,000	—	—	14,000	1,029,840	—	—	1,029,840
OM Asset Management plc	1,029	1,163	—	2,192	14,921	16,864	—	31,785
Oppenheimer Holdings, Inc., Class A	813	622	—	1,435	15,122	11,569	—	26,691
Piper Jaffray Cos.*	1,169	1,340	—	2,509	84,753	97,150	—	181,903
PJT Partners, Inc., Class A	1,425	1,461	—	2,886	44,004	45,116	—	89,120
Pzena Investment Management, Inc., Class A	286	323	—	609	3,177	3,589	—	6,766
Safeguard Scientifics, Inc.*	1,619	1,820	—	3,439	21,776	24,479	—	46,255
Senvest Capital, Inc.*	—	1,110	—	1,110	—	141,370	—	141,370
Stifel Financial Corp.*	5,113	5,693	—	10,806	255,394	284,365	—	539,759
Virtu Financial, Inc., Class A	136	159	—	295	2,169	2,536	—	4,705
Virtus Investment Partners, Inc.(x)	354	412	—	766	41,790	48,637	—	90,427
Waddell & Reed Financial, Inc., Class A(x)	5,699	6,502	—	12,201	111,187	126,854	—	238,041
Walter Investment Management Corp.(x)*	1,412	1,658	—	3,070	6,707	7,876	—	14,583
Wins Finance Holdings, Inc.(x)*	109	119	—	228	19,620	21,420	—	41,040

					2,163,012	6,524,046	—	8,687,058

Consumer Finance (1.6%)
Emergent Capital, Inc.(x)*	—	364,700	—	364,700	—	441,286	—	441,286
Encore Capital Group, Inc.(x)*	1,930	2,176	—	4,106	55,294	62,342	—	117,636
Enova International, Inc.*	2,161	2,430	—	4,591	27,121	30,497	—	57,618
EZCORP, Inc., Class A*	4,063	4,539	—	8,602	43,271	48,340	—	91,611

38

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
FirstCash, Inc.	1,609	1,838	—	3,447	75,623	86,386	—	162,009
Green Dot Corp., Class A*	2,836	3,252	—	6,088	66,788	76,585	—	143,373
LendingClub Corp.*	14,809	16,889	—	31,698	77,747	88,667	—	166,414
Nelnet, Inc., Class A	1,628	1,828	—	3,456	82,621	92,771	—	175,392
PRA Group, Inc.*	3,672	4,166	—	7,838	143,575	162,891	—	306,466
Regional Management Corp.*	140,787	884	—	141,671	3,699,882	23,232	—	3,723,114
World Acceptance Corp.(x)*	492	552	—	1,044	31,626	35,483	—	67,109

					4,303,548	1,148,480	—	5,452,028

Diversified Financial Services (5.1%)
FNFV Group*	5,369	6,136	—	11,505	73,555	84,063	—	157,618
Marlin Business Services Corp.	633	703	—	1,336	13,230	14,693	—	27,923
NewStar Financial, Inc.*	1,754	2,042	—	3,796	16,224	18,889	—	35,113
On Deck Capital, Inc.(x)*	3,895	3,552	—	7,447	18,034	16,446	—	34,480
Onex Corp.	—	49,100	—	49,100	—	3,327,517	—	3,327,517
PICO Holdings, Inc.*	1,624	1,474	—	3,098	24,604	22,331	—	46,935
Texas Pacific Land Trust	—	45,500	—	45,500	—	13,503,034	—	13,503,034
Tiptree Financial, Inc., Class A	1,808	2,390	—	4,198	11,119	14,699	—	25,818

					156,766	17,001,672	—	17,158,438

Insurance (2.4%)
Ambac Financial Group, Inc.*	3,460	3,840	—	7,300	77,850	86,400	—	164,250
American Equity Investment Life Holding Co.	6,670	7,484	—	14,154	150,342	168,689	—	319,031
AMERISAFE, Inc.	393	468	—	861	24,503	29,180	—	53,683
AmTrust Financial Services, Inc.	—	17,100	—	17,100	—	468,198	—	468,198
Argo Group International Holdings Ltd.	2,298	2,533	—	4,831	151,438	166,925	—	318,363
Atlas Financial Holdings, Inc.*	476	519	—	995	8,592	9,368	—	17,960
Baldwin & Lyons, Inc., Class B	761	840	—	1,601	19,177	21,168	—	40,345
Blue Capital Reinsurance Holdings Ltd.	486	551	—	1,037	8,967	10,166	—	19,133
Citizens, Inc.(x)*	3,723	4,304	—	8,027	36,560	42,265	—	78,825
CNO Financial Group, Inc.	14,331	16,155	—	30,486	274,439	309,368	—	583,807
Donegal Group, Inc., Class A	698	793	—	1,491	12,201	13,862	—	26,063
EMC Insurance Group, Inc.	692	772	—	1,464	20,767	23,168	—	43,935
Employers Holdings, Inc.	2,536	2,821	—	5,357	100,426	111,712	—	212,138
Enstar Group Ltd.*	909	1,030	—	1,939	179,709	203,631	—	383,340
FBL Financial Group, Inc., Class A	812	912	—	1,724	63,458	71,273	—	134,731
Federated National Holding Co.	1,045	1,160	—	2,205	19,531	21,680	—	41,211
Fidelity & Guaranty Life(x)	1,009	1,143	—	2,152	23,913	27,089	—	51,002
Genworth Financial, Inc., Class A*	37,550	42,109	—	79,659	143,065	160,435	—	303,500
Global Indemnity Ltd.*	705	790	—	1,495	26,938	30,186	—	57,124
Greenlight Capital Reinsurance Ltd., Class A*	2,343	51,774	—	54,117	53,420	1,180,446	—	1,233,866
Hallmark Financial Services, Inc.*	1,207	1,315	—	2,522	14,037	15,293	—	29,330
HCI Group, Inc.(x)	734	826	—	1,560	28,978	32,610	—	61,588
Heritage Insurance Holdings, Inc.	2,193	2,467	—	4,660	34,364	38,658	—	73,022
Horace Mann Educators Corp.	3,238	3,553	—	6,791	138,586	152,068	—	290,654
Independence Holding Co.	625	784	—	1,409	12,219	15,327	—	27,546
Infinity Property & Casualty Corp.	871	1,011	—	1,882	76,561	88,867	—	165,428
Investors Title Co.	121	136	—	257	19,140	21,512	—	40,652
James River Group Holdings Ltd.	1,166	1,349	—	2,515	48,447	56,051	—	104,498
Kemper Corp.	3,156	3,479	—	6,635	139,811	154,120	—	293,931
Kinsale Capital Group, Inc.	480	611	—	1,091	16,325	20,780	—	37,105
Maiden Holdings Ltd.	4,524	4,970	—	9,494	78,944	86,727	—	165,671
MBIA, Inc.*	10,604	11,865	—	22,469	113,463	126,956	—	240,419
National General Holdings Corp.	1,638	1,937	—	3,575	40,934	48,406	—	89,340
National Western Life Group, Inc., Class A	187	211	—	398	58,120	65,579	—	123,699
Navigators Group, Inc. (The)	905	1,042	—	1,947	106,564	122,696	—	229,260
OneBeacon Insurance Group Ltd., Class A	1,619	1,860	—	3,479	25,985	29,853	—	55,838
RLI Corp.	548	642	—	1,190	34,595	40,529	—	75,124
Safety Insurance Group, Inc.	1,161	1,300	—	2,461	85,566	95,810	—	181,376
Selective Insurance Group, Inc.	4,499	5,126	—	9,625	193,682	220,674	—	414,356
State Auto Financial Corp.	1,249	1,413	—	2,662	33,486	37,883	—	71,369
State National Cos., Inc.	2,304	2,578	—	4,882	31,933	35,731	—	67,664

39

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Stewart Information Services Corp.	1,819	2,073	—	3,892	83,819	95,524	—	179,343
Third Point Reinsurance Ltd.*	4,913	5,763	—	10,676	56,745	66,563	—	123,308
United Fire Group, Inc.	1,746	1,957	—	3,703	85,851	96,226	—	182,077
United Insurance Holdings Corp.	370	416	—	786	5,602	6,298	—	11,900
Universal Insurance Holdings, Inc.(x)	737	820	—	1,557	20,931	23,288	—	44,219

					2,979,984	4,949,238	—	7,929,222

Mortgage Real Estate Investment Trusts (REITs) (1.0%)
AG Mortgage Investment Trust, Inc. (REIT)	2,240	2,514	—	4,754	38,326	43,015	—	81,341
Altisource Residential Corp. (REIT)	4,219	4,733	—	8,952	46,578	52,252	—	98,830
Anworth Mortgage Asset Corp. (REIT)	7,581	8,572	—	16,153	39,194	44,317	—	83,511
Apollo Commercial Real Estate Finance, Inc. (REIT)	5,783	6,486	—	12,269	96,113	107,797	—	203,910
Ares Commercial Real Estate Corp. (REIT)	2,175	2,455	—	4,630	29,863	33,707	—	63,570
ARMOUR Residential REIT, Inc. (REIT)	2,940	3,294	—	6,234	63,777	71,452	—	135,229
Capstead Mortgage Corp. (REIT)	7,710	8,647	—	16,357	78,565	88,113	—	166,678
Colony Capital, Inc. (REIT), Class A(x)	9,046	9,956	—	19,002	183,181	201,610	—	384,791
CYS Investments, Inc. (REIT)	12,164	13,856	—	26,020	94,028	107,107	—	201,135
Dynex Capital, Inc. (REIT)	3,552	3,978	—	7,530	24,225	27,130	—	51,355
Great Ajax Corp. (REIT)	1,196	1,337	—	2,533	15,871	17,742	—	33,613
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	3,276	3,783	—	7,059	62,211	71,839	—	134,050
Invesco Mortgage Capital, Inc. (REIT)	9,026	10,254	—	19,280	131,780	149,709	—	281,489
Ladder Capital Corp. (REIT)	3,074	3,446	—	6,520	42,175	47,279	—	89,454
MTGE Investment Corp. (REIT)	3,741	4,192	—	7,933	58,734	65,814	—	124,548
New Residential Investment Corp. (REIT)	19,562	21,668	—	41,230	307,515	340,622	—	648,137
New York Mortgage Trust, Inc. (REIT)(x)	8,864	10,000	—	18,864	58,502	66,000	—	124,502
Orchid Island Capital, Inc. (REIT)(x)	1,563	1,374	—	2,937	16,927	14,880	—	31,807
Owens Realty Mortgage, Inc. (REIT)(x)	789	697	—	1,486	14,612	12,908	—	27,520
PennyMac Mortgage Investment Trust (REIT)	5,459	6,121	—	11,580	89,364	100,201	—	189,565
Redwood Trust, Inc. (REIT)	6,126	7,021	—	13,147	93,176	106,789	—	199,965
Resource Capital Corp. (REIT)(x)	2,450	2,751	—	5,201	20,409	22,916	—	43,325
Western Asset Mortgage Capital Corp. (REIT)	3,325	3,760	—	7,085	33,483	37,863	—	71,346

					1,638,609	1,831,062	—	3,469,671

Thrifts & Mortgage Financet (2.0%)
Astoria Financial Corp.	7,429	8,360	—	15,789	138,551	155,914	—	294,465
Bank Mutual Corp.	3,281	3,676	—	6,957	31,005	34,738	—	65,743
BankFinancial Corp.	1,196	1,383	—	2,579	17,725	20,496	—	38,221
Bear State Financial, Inc.(x)	1,479	1,665	—	3,144	15,012	16,900	—	31,912
Beneficial Bancorp, Inc.	5,608	6,491	—	12,099	103,187	119,434	—	222,621
BofI Holding, Inc.(x)*	314	357	—	671	8,965	10,192	—	19,157
Capitol Federal Financial, Inc.	10,258	11,624	—	21,882	168,847	191,331	—	360,178
Charter Financial Corp.	1,097	1,235	—	2,332	18,287	20,587	—	38,874
Clifton Bancorp, Inc.(x)	1,753	1,966	—	3,719	29,661	33,265	—	62,926
Dime Community Bancshares, Inc.	2,533	2,845	—	5,378	50,913	57,185	—	108,098
ESSA Bancorp, Inc.	655	737	—	1,392	10,296	11,586	—	21,882
EverBank Financial Corp.	8,293	9,454	—	17,747	161,299	183,880	—	345,179
Federal Agricultural Mortgage Corp., Class C	693	780	—	1,473	39,688	44,671	—	84,359
First Defiance Financial Corp.	705	790	—	1,495	35,772	40,085	—	75,857
Flagstar Bancorp, Inc.*	1,698	1,960	—	3,658	45,744	52,802	—	98,546
Greene County Bancorp, Inc.(x)	181	202	—	383	4,145	4,626	—	8,771
Hingham Institution for Savings	58	65	—	123	11,413	12,791	—	24,204
Home Bancorp, Inc.	394	442	—	836	15,212	17,066	—	32,278
HomeStreet, Inc.*	1,908	2,137	—	4,045	60,293	67,529	—	127,822
Impac Mortgage Holdings, Inc.(x)*	859	965	—	1,824	12,043	13,529	—	25,572
Kearny Financial Corp.	6,974	8,025	—	14,999	108,446	124,789	—	233,235
Lake Sunapee Bank Group	630	708	—	1,338	14,862	16,702	—	31,564
Meridian Bancorp, Inc.	3,273	3,676	—	6,949	61,860	69,476	—	131,336
Meta Financial Group, Inc.	661	742	—	1,403	68,017	76,352	—	144,369
MGIC Investment Corp.*	27,277	30,340	—	57,617	277,953	309,164	—	587,117

40

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Nationstar Mortgage Holdings, Inc.(x)*	1,355	1,614	—	2,969	24,471	29,149	—	53,620
NMI Holdings, Inc., Class A*	4,039	4,537	—	8,576	43,015	48,319	—	91,334
Northfield Bancorp, Inc.	3,046	3,417	—	6,463	60,829	68,237	—	129,066
Northwest Bancshares, Inc.	7,736	8,787	—	16,523	139,480	158,430	—	297,910
OceanFirst Financial Corp.	1,820	2,046	—	3,866	54,655	61,441	—	116,096
Ocwen Financial Corp.*	8,185	9,184	—	17,369	44,117	49,502	—	93,619
Oritani Financial Corp.	3,086	3,239	—	6,325	57,862	60,731	—	118,593
PennyMac Financial Services, Inc., Class A*	468	468	—	936	7,792	7,792	—	15,584
PHH Corp.*	4,160	4,519	—	8,679	63,066	68,508	—	131,574
Provident Bancorp, Inc.*	320	361	—	681	5,728	6,462	—	12,190
Provident Financial Holdings, Inc.	522	586	—	1,108	10,555	11,849	—	22,404
Provident Financial Services, Inc.	4,925	5,550	—	10,475	139,377	157,065	—	296,442
Radian Group, Inc.	17,229	19,158	—	36,387	309,777	344,460	—	654,237
SI Financial Group, Inc.	884	995	—	1,879	13,614	15,323	—	28,937
Southern Missouri Bancorp, Inc.(x)	459	515	—	974	16,239	18,221	—	34,460
Territorial Bancorp, Inc.	606	673	—	1,279	19,901	22,101	—	42,002
TrustCo Bank Corp.	7,325	8,214	—	15,539	64,094	71,873	—	135,967
United Community Financial Corp.	3,732	4,187	—	7,919	33,364	37,432	—	70,796
United Financial Bancorp, Inc.	4,051	4,547	—	8,598	73,566	82,574	—	156,140
Walker & Dunlop, Inc.*	2,218	2,564	—	4,782	69,202	79,997	—	149,199
Washington Federal, Inc.	7,267	8,235	—	15,502	249,621	282,872	—	532,493
Waterstone Financial, Inc.	2,024	2,277	—	4,301	37,242	41,897	—	79,139
Western New England Bancorp, Inc.	1,677	1,297	—	2,974	15,680	12,127	—	27,807
WSFS Financial Corp.	2,314	2,637	—	4,951	107,254	122,225	—	229,479

					3,169,697	3,563,677	—	6,733,374

Total Financials					34,180,357	53,239,352	—	87,419,709

Health Care (2.9%)
Biotechnology (0.8%)
Acorda Therapeutics, Inc.*	2,990	3,461	—	6,451	56,212	65,067	—	121,279
Adamas Pharmaceuticals, Inc.(x)*	693	782	—	1,475	11,712	13,216	—	24,928
Adverum Biotechnologies, Inc.(x)*	1,932	2,147	—	4,079	5,603	6,226	—	11,829
Agenus, Inc.(x)*	1,006	1,118	—	2,124	4,145	4,606	—	8,751
Akebia Therapeutics, Inc.*	2,000	2,230	—	4,230	20,820	23,214	—	44,034
AMAG Pharmaceuticals, Inc.(x)*	1,959	2,194	—	4,153	68,173	76,351	—	144,524
Ardelyx, Inc.*	2,093	2,489	—	4,582	29,721	35,344	—	65,065
ARIAD Pharmaceuticals, Inc.(x)*	908	1,007	—	1,915	11,295	12,527	—	23,822
Array BioPharma, Inc.(x)*	12,139	13,781	—	25,920	106,702	121,135	—	227,837
Arrowhead Pharmaceuticals, Inc.(x)*	345	368	—	713	535	570	—	1,105
Atara Biotherapeutics, Inc.(x)*	1,732	1,964	—	3,696	24,594	27,889	—	52,483
Audentes Therapeutics, Inc.*	67	—	—	67	1,224	—	—	1,224
Bellicum Pharmaceuticals, Inc.(x)*	577	641	—	1,218	7,859	8,730	—	16,589
BioCryst Pharmaceuticals, Inc.(x)*	996	1,048	—	2,044	6,305	6,634	—	12,939
Bluebird Bio, Inc.*	2,013	2,265	—	4,278	124,202	139,750	—	263,952
Cara Therapeutics, Inc.(x)*	1,496	1,667	—	3,163	13,898	15,486	—	29,384
Celldex Therapeutics, Inc.(x)*	7,706	8,632	—	16,338	27,279	30,557	—	57,836
Cellular Biomedicine Group, Inc.*	298	330	—	628	3,904	4,323	—	8,227
Chimerix, Inc.*	3,541	3,806	—	7,347	16,289	17,508	—	33,797
Cidara Therapeutics, Inc.(x)*	924	889	—	1,813	9,610	9,246	—	18,856
Concert Pharmaceuticals, Inc.*	793	878	—	1,671	8,160	9,035	—	17,195
Corvus Pharmaceuticals, Inc.(x)*	223	243	—	466	3,189	3,475	—	6,664
CytRx Corp.(x)*	—	680	—	680	—	253	—	253
Dimension Therapeutics, Inc.*	604	664	—	1,268	2,627	2,888	—	5,515
Edge Therapeutics, Inc.*	807	896	—	1,703	10,087	11,200	—	21,287
Enanta Pharmaceuticals, Inc.*	1,260	1,410	—	2,670	42,210	47,235	—	89,445
Epizyme, Inc.(x)*	951	1,059	—	2,010	11,507	12,814	—	24,321
Esperion Therapeutics, Inc.(x)*	1,196	1,339	—	2,535	14,974	16,764	—	31,738
Exelixis, Inc.*	6,981	7,879	—	14,860	104,087	117,476	—	221,563
Five Prime Therapeutics, Inc.*	1,669	1,912	—	3,581	83,634	95,810	—	179,444
Idera Pharmaceuticals, Inc.(x)*	465	614	—	1,079	697	921	—	1,618
Ignyta, Inc.(x)*	837	947	—	1,784	4,436	5,019	—	9,455
Immunomedics, Inc.(x)*	561	686	—	1,247	2,059	2,518	—	4,577

41

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Inotek Pharmaceuticals Corp.(x)*	234	100	—	334	1,427	610	—	2,037
Karyopharm Therapeutics, Inc.*	1,524	1,699	—	3,223	14,326	15,971	—	30,297
Merrimack Pharmaceuticals, Inc.(x)*	3,723	4,174	—	7,897	15,190	17,030	—	32,220
Momenta Pharmaceuticals, Inc.*	4,003	4,658	—	8,661	60,245	70,103	—	130,348
NantKwest, Inc.(x)*	1,200	1,329	—	2,529	6,864	7,602	—	14,466
NewLink Genetics Corp.*	434	481	—	915	4,461	4,945	—	9,406
Osiris Therapeutics, Inc.(x)*	133	148	—	281	653	727	—	1,380
Otonomy, Inc.*	1,927	2,067	—	3,994	30,639	32,865	—	63,504
OvaScience, Inc.(x)*	2,255	2,308	—	4,563	3,450	3,531	—	6,981
PDL BioPharma, Inc.	13,495	13,728	—	27,223	28,609	29,103	—	57,712
Pfenex, Inc.*	79	96	—	175	717	871	—	1,588
Portola Pharmaceuticals, Inc.(x)*	342	378	—	720	7,674	8,482	—	16,156
Protagonist Therapeutics, Inc.(x)*	102	90	—	192	2,243	1,979	—	4,222
PTC Therapeutics, Inc.(x)*	2,689	3,011	—	5,700	29,337	32,850	—	62,187
REGENXBIO, Inc.(x)*	1,624	1,929	—	3,553	30,125	35,783	—	65,908
Retrophin, Inc.(x)*	2,913	3,363	—	6,276	55,143	63,662	—	118,805
Rigel Pharmaceuticals, Inc.*	1,410	1,751	—	3,161	3,356	4,167	—	7,523
Selecta Biosciences, Inc.*	66	80	—	146	1,132	1,372	—	2,504
Spectrum Pharmaceuticals, Inc.*	4,345	5,348	—	9,693	19,248	23,692	—	42,940
Stemline Therapeutics, Inc.*	1,089	1,218	—	2,307	11,652	13,033	—	24,685
Syndax Pharmaceuticals, Inc.*	187	203	—	390	1,341	1,456	—	2,797
Syros Pharmaceuticals, Inc.*	130	—	—	130	1,581	—	—	1,581
Trovagene, Inc.*	—	191	—	191	—	401	—	401
Versartis, Inc.*	2,268	2,447	—	4,715	33,793	36,460	—	70,253
Voyager Therapeutics, Inc.(x)*	520	577	—	1,097	6,625	7,351	—	13,976
Zafgen, Inc.*	1,896	2,116	—	4,012	6,029	6,729	—	12,758

					1,213,609	1,364,562	—	2,578,171

Health Care Equipment & Supplies (1.4%)
Abaxis, Inc.	45,000	—	—	45,000	2,374,650	—	—	2,374,650
Analogic Corp.	904	1,037	—	1,941	74,987	86,019	—	161,006
AngioDynamics, Inc.*	2,167	2,435	—	4,602	36,557	41,078	—	77,635
Anika Therapeutics, Inc.*	204	241	—	445	9,988	11,799	—	21,787
AtriCure, Inc.*	527	602	—	1,129	10,313	11,781	—	22,094
Cerus Corp.(x)*	1,051	1,233	—	2,284	4,572	5,364	—	9,936
CONMED Corp.	2,218	2,530	—	4,748	97,969	111,750	—	209,719
CryoLife, Inc.	908	938	—	1,846	17,388	17,963	—	35,351
Exactech, Inc.*	826	929	—	1,755	22,550	25,362	—	47,912
Haemonetics Corp.*	4,085	4,678	—	8,763	164,217	188,055	—	352,272
Halyard Health, Inc.*	3,741	4,290	—	8,031	138,342	158,643	—	296,985
ICU Medical, Inc.*	379	416	—	795	55,846	61,298	—	117,144
Integer Holdings Corp.*	2,460	2,773	—	5,233	72,447	81,665	—	154,112
Invacare Corp.	2,560	2,872	—	5,432	33,408	37,480	—	70,888
K2M Group Holdings, Inc.*	1,416	1,591	—	3,007	28,377	31,884	—	60,261
Meridian Bioscience, Inc.	460	498	—	958	8,142	8,815	—	16,957
Merit Medical Systems, Inc.*	2,109	2,447	—	4,556	55,889	64,846	—	120,735
Quidel Corp.*	139	127	—	266	2,977	2,720	—	5,697
Rockwell Medical, Inc.(x)*	350	367	—	717	2,293	2,404	—	4,697
RTI Surgical, Inc.*	4,724	5,330	—	10,054	15,353	17,323	—	32,676
Tactile Systems Technology, Inc.*	25	—	—	25	410	—	—	410
TransEnterix, Inc.(x)*	5,107	5,705	—	10,812	6,639	7,417	—	14,056
Wright Medical Group NV*	8,277	9,137	—	17,414	190,205	209,967	—	400,172

					3,423,519	1,183,633	—	4,607,152

Health Care Providers & Services (0.5%)
Aceto Corp.(x)	245	264	—	509	5,383	5,800	—	11,183
Addus HomeCare Corp.*	521	604	—	1,125	18,261	21,170	—	39,431
Almost Family, Inc.*	485	547	—	1,032	21,388	24,123	—	45,511
American Renal Associates Holdings, Inc.(x)*	89	108	—	197	1,894	2,298	—	4,192
BioScrip, Inc.(x)*	7,960	8,963	—	16,923	8,278	9,322	—	17,600
Community Health Systems, Inc.*	8,801	9,863	—	18,664	49,198	55,134	—	104,332
Genesis Healthcare, Inc.*	1,560	1,587	—	3,147	6,630	6,745	—	13,375
Healthways, Inc.*	2,540	2,926	—	5,466	57,785	66,567	—	124,352

42

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Kindred Healthcare, Inc.	6,727	7,544	—	14,271	52,807	59,220	—	112,027
LHC Group, Inc.*	1,119	1,254	—	2,373	51,138	57,308	—	108,446
Magellan Health, Inc.*	545	629	—	1,174	41,011	47,332	—	88,343
Molina Healthcare, Inc.*	1,164	1,340	—	2,504	63,159	72,708	—	135,867
National HealthCare Corp.	887	996	—	1,883	67,226	75,487	—	142,713
National Research Corp., Class A	117	159	—	276	2,223	3,021	—	5,244
Nobilis Health Corp.(x)*	4,295	4,608	—	8,903	9,019	9,677	—	18,696
Owens & Minor, Inc.	4,427	4,853	—	9,280	156,229	171,263	—	327,492
PharMerica Corp.*	2,361	2,726	—	5,087	59,379	68,559	—	127,938
Select Medical Holdings Corp.*	7,926	8,901	—	16,827	105,020	117,938	—	222,958
Surgery Partners, Inc.*	646	692	—	1,338	10,239	10,968	—	21,207
Triple-S Management Corp., Class B*	1,874	2,182	—	4,056	38,792	45,167	—	83,959
Universal American Corp.*	3,261	3,817	—	7,078	32,447	37,979	—	70,426

					857,506	967,786	—	1,825,292

Health Care Technology (0.0%)
Cotiviti Holdings, Inc.(x)*	274	307	—	581	9,425	10,561	—	19,986
Evolent Health, Inc., Class A(x)*	1,296	1,456	—	2,752	19,181	21,548	—	40,729
NantHealth, Inc.*	173	—	—	173	1,720	—	—	1,720
Vocera Communications, Inc.*	630	663	—	1,293	11,649	12,259	—	23,908

					41,975	44,368	—	86,343

Life Sciences Tools & Services (0.0%)
Accelerate Diagnostics, Inc.(x)*	110	126	—	236	2,283	2,615	—	4,898
Albany Molecular Research, Inc.(x)*	1,111	1,270	—	2,381	20,843	23,825	—	44,668
Enzo Biochem, Inc.*	278	136	—	414	1,929	944	—	2,873
Luminex Corp.*	1,845	2,072	—	3,917	37,324	41,916	—	79,240
Medpace Holdings, Inc.*	189	212	—	401	6,817	7,647	—	14,464

					69,196	76,947	—	146,143

Pharmaceuticals (0.1%)
Aratana Therapeutics, Inc.*	223	237	—	460	1,601	1,702	—	3,303
Clearside Biomedical, Inc.*	109	—	—	109	975	—	—	975
Egalet Corp.(x)*	1,330	1,491	—	2,821	10,175	11,406	—	21,581
Endocyte, Inc.*	2,837	3,217	—	6,054	7,234	8,203	—	15,437
Flex Pharma, Inc.(x)*	137	136	—	273	723	718	—	1,441
Innoviva, Inc.(x)*	753	798	—	1,551	8,057	8,539	—	16,596
Lannett Co., Inc.(x)*	2,225	2,575	—	4,800	49,061	56,780	—	105,841
Medicines Co. (The)(x)*	466	522	—	988	15,816	17,717	—	33,533
Novan, Inc.*	60	67	—	127	1,621	1,810	—	3,431
Omeros Corp.(x)*	1,167	1,228	—	2,395	11,577	12,182	—	23,759
Phibro Animal Health Corp., Class A	105	121	—	226	3,077	3,545	—	6,622
Tetraphase Pharmaceuticals, Inc.*	3,025	3,380	—	6,405	12,191	13,621	—	25,812
TherapeuticsMD, Inc.(x)*	759	856	—	1,615	4,379	4,939	—	9,318
WaVe Life Sciences Ltd.(x)*	108	122	—	230	2,824	3,190	—	6,014
Zogenix, Inc.(x)*	2,020	2,269	—	4,289	24,543	27,568	—	52,111

					153,854	171,920	—	325,774

Total Health Care					5,759,659	3,809,216	—	9,568,875

Industrials (18.3%)
Aerospace & Defense (1.1%)
AAR Corp.	2,659	2,980	—	5,639	87,880	98,489	—	186,369
Aerojet Rocketdyne Holdings, Inc.*	2,335	2,625	—	4,960	41,913	47,119	—	89,032
Aerovironment, Inc.(x)*	1,368	1,535	—	2,903	36,703	41,184	—	77,887
Cubic Corp.	2,039	2,293	—	4,332	97,770	109,949	—	207,719
Curtiss-Wright Corp.	972	1,090	—	2,062	95,606	107,212	—	202,818
DigitalGlobe, Inc.*	5,077	5,713	—	10,790	145,456	163,677	—	309,133
Ducommun, Inc.*	843	949	—	1,792	21,547	24,256	—	45,803
Engility Holdings, Inc.*	1,440	1,616	—	3,056	48,528	54,459	—	102,987
Esterline Technologies Corp.*	2,359	2,666	—	5,025	210,423	237,808	—	448,231
KEYW Holding Corp. (The)(x)*	2,868	3,218	—	6,086	33,814	37,940	—	71,754
KLX, Inc.*	4,231	4,780	—	9,011	190,860	215,626	—	406,486
Kratos Defense & Security Solutions, Inc.(x)*	4,283	4,707	—	8,990	31,694	34,832	—	66,526

43

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Mercury Systems, Inc.*	2,898	3,310	—	6,208	87,578	100,028	—	187,606
Moog, Inc., Class A*	2,326	2,610	—	4,936	152,772	171,425	—	324,197
National Presto Industries, Inc.	345	385	—	730	36,708	40,964	—	77,672
Sparton Corp.*	694	784	—	1,478	16,552	18,698	—	35,250
Teledyne Technologies, Inc.*	1,963	2,182	—	4,145	241,449	268,387	—	509,836
Triumph Group, Inc.	3,908	4,433	—	8,341	103,562	117,475	—	221,037
Vectrus, Inc.*	718	804	—	1,522	17,124	19,175	—	36,299

					1,697,939	1,908,703	—	3,606,642

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	3,303	3,826	—	7,129	52,716	61,063	—	113,779
Atlas Air Worldwide Holdings, Inc.*	1,969	2,247	—	4,216	102,683	117,181	—	219,864
Echo Global Logistics, Inc.*	330	371	—	701	8,267	9,294	—	17,561
Hub Group, Inc., Class A*	192	207	—	399	8,400	9,056	—	17,456
Park-Ohio Holdings Corp.	688	772	—	1,460	29,309	32,887	—	62,196
Radiant Logistics, Inc.*	1,156	1,285	—	2,441	4,508	5,012	—	9,520
XPO Logistics, Inc.*	7,824	8,724	—	16,548	337,684	376,527	—	714,211

					543,567	611,020	—	1,154,587

Airlines (0.1%)
SkyWest, Inc	3,987	4,483	—	8,470	145,326	163,405	—	308,731

Building Products (0.9%)
Armstrong Flooring, Inc.*	1,763	1,978	—	3,741	35,101	39,382	—	74,483
CSW Industrials, Inc.*	1,157	1,299	—	2,456	42,636	47,868	—	90,504
Gibraltar Industries, Inc.*	888	998	—	1,886	36,985	41,567	—	78,552
Griffon Corp.	391	441	—	832	10,244	11,554	—	21,798
Insteel Industries, Inc.	71,000	—	—	71,000	2,530,440	—	—	2,530,440
Quanex Building Products Corp.	2,500	2,805	—	5,305	50,750	56,941	—	107,691
Universal Forest Products, Inc.	208	225	—	433	21,254	22,991	—	44,245

					2,727,410	220,303	—	2,947,713

Commercial Services & Supplies (2.8%)
ABM Industries, Inc.	4,432	4,935	—	9,367	181,003	201,544	—	382,547
ACCO Brands Corp.*	8,481	9,618	—	18,099	110,677	125,515	—	236,192
Advanced Disposal Services, Inc.*	404	324	—	728	8,977	7,199	—	16,176
ARC Document Solutions, Inc.*	3,499	3,956	—	7,455	17,775	20,096	—	37,871
Brady Corp., Class A	873	978	—	1,851	32,781	36,724	—	69,505
Casella Waste Systems, Inc., Class A*	3,102	3,492	—	6,594	38,496	43,336	—	81,832
CECO Environmental Corp.	2,348	2,632	—	4,980	32,754	36,716	—	69,470
CompX International, Inc.	131	134	—	265	2,109	2,157	—	4,266
Ennis, Inc.	2,039	2,280	—	4,319	35,377	39,558	—	74,935
Essendant, Inc.	2,992	3,322	—	6,314	62,533	69,430	—	131,963
G&K Services, Inc., Class A	375	435	—	810	36,169	41,956	—	78,125
Heritage-Crystal Clean, Inc.*	511	521	—	1,032	8,023	8,180	—	16,203
InnerWorkings, Inc.*	287	246	—	533	2,827	2,423	—	5,250
Interface, Inc.	601	674	—	1,275	11,148	12,503	—	23,651
Kimball International, Inc., Class B	459	511	—	970	8,060	8,973	—	17,033
McGrath RentCorp.	1,877	2,104	—	3,981	73,560	82,456	—	156,016
Mobile Mini, Inc.	85,928	1,040	—	86,968	2,599,322	31,460	—	2,630,782
MSA Safety, Inc.	785	909	—	1,694	54,424	63,021	—	117,445
NL Industries, Inc.*	606	728	—	1,334	4,939	5,933	—	10,872
Quad/Graphics, Inc.	1,090	1,221	—	2,311	29,299	32,820	—	62,119
SP Plus Corp.*	95	83	—	178	2,674	2,336	—	5,010
Team, Inc.*.	107,168	191	—	107,359	4,206,344	7,497	—	4,213,841
Tetra Tech, Inc.	3,881	4,392	—	8,273	167,465	189,515	—	356,980
TRC Cos., Inc.*	1,521	1,636	—	3,157	16,123	17,342	—	33,465
UniFirst Corp.	1,099	1,247	—	2,346	157,871	179,132	—	337,003
Viad Corp.	723	808	—	1,531	31,884	35,633	—	67,517
VSE Corp.	718	803	—	1,521	27,887	31,189	—	59,076
West Corp.	3,018	3,472	—	6,490	74,726	85,967	—	160,693

					8,035,227	1,420,611	—	9,455,838

Construction & Engineering (1.2%)
Aegion Corp.*	2,806	3,146	—	5,952	66,502	74,560	—	141,062
Ameresco, Inc., Class A*	1,708	1,933	—	3,641	9,394	10,632	—	20,026

44

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
EMCOR Group, Inc.	4,017	4,492	—	8,509	284,243	317,854	—	602,097
Granite Construction, Inc.	761	890	—	1,651	41,855	48,950	—	90,805
Great Lakes Dredge & Dock Corp.*	4,354	4,864	—	9,218	18,287	20,429	—	38,716
HC2 Holdings, Inc.*	2,625	2,952	—	5,577	15,566	17,505	—	33,071
IES Holdings, Inc.*	54	—	—	54	1,034	—	—	1,034
Layne Christensen Co.*	1,473	1,651	—	3,124	16,011	17,946	—	33,957
MYR Group, Inc.*	1,194	1,401	—	2,595	44,990	52,790	—	97,780
NV5 Global, Inc.*	150	169	—	319	5,010	5,645	—	10,655
Orion Group Holdings, Inc.*	296,968	1,733	—	298,701	2,954,832	17,243	—	2,972,075
Tutor Perini Corp.*	2,563	2,875	—	5,438	71,764	80,500	—	152,264

					3,529,488	664,054	—	4,193,542

Electrical Equipment (0.3%)
American Superconductor Corp.*	944	1,069	—	2,013	6,957	7,879	—	14,836
Atkore International Group, Inc.*	397	446	—	843	9,492	10,664	—	20,156
Babcock & Wilcox Enterprises, Inc.*	3,687	4,136	—	7,823	61,167	68,616	—	129,783
Encore Wire Corp.	1,630	1,872	—	3,502	70,660	81,151	—	151,811
EnerSys, Inc.	2,447	2,763	—	5,210	191,111	215,789	—	406,900
FuelCell Energy, Inc.(x)*	2,337	2,542	—	4,879	4,090	4,449	—	8,539
General Cable Corp.	302	320	—	622	5,753	6,096	—	11,849
LSI Industries, Inc.	1,657	1,790	—	3,447	16,139	17,435	—	33,574
Plug Power, Inc.(x)*	5,278	5,716	—	10,994	6,334	6,859	—	13,193
Powell Industries, Inc.	694	775	—	1,469	27,066	30,225	—	57,291
Power Solutions International, Inc.(x)*	99	115	—	214	743	863	—	1,606
Preformed Line Products Co.	195	224	—	419	11,333	13,019	—	24,352
Sunrun, Inc.(x)*	5,112	5,736	—	10,848	27,145	30,458	—	57,603
Thermon Group Holdings, Inc.*	2,576	2,889	—	5,465	49,176	55,151	—	104,327
TPI Composites, Inc.(x)*	450	505	—	955	7,218	8,100	—	15,318
Vicor Corp.*	113	117	—	230	1,706	1,767	—	3,473

					496,090	558,521	—	1,054,611

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	1,087	1,218	—	2,305	27,392	30,694	—	58,086

Machinery (2.9%)
Actuant Corp., Class A	2,463	2,763	—	5,226	63,915	71,700	—	135,615
Alamo Group, Inc.	585	657	—	1,242	44,519	49,998	—	94,517
Albany International Corp., Class A	1,951	2,219	—	4,170	90,331	102,740	—	193,071
Altra Industrial Motion Corp.	337	382	—	719	12,435	14,096	—	26,531
American Railcar Industries, Inc.(x)	615	688	—	1,303	27,853	31,160	—	59,013
Astec Industries, Inc.	816	942	—	1,758	55,047	63,547	—	118,594
Barnes Group, Inc.	4,001	4,521	—	8,522	189,727	214,385	—	404,112
Blue Bird Corp.*	398	451	—	849	6,149	6,968	—	13,117
Briggs & Stratton Corp.	3,418	3,910	—	7,328	76,085	87,037	—	163,122
Chart Industries, Inc.*	2,462	2,763	—	5,225	88,681	99,523	—	188,204
CIRCOR International, Inc.	1,326	1,516	—	2,842	86,031	98,358	—	184,389
Colfax Corp.*	—	12,000	—	12,000	—	431,159	—	431,159
Columbus McKinnon Corp.	1,569	1,764	—	3,333	42,426	47,699	—	90,125
DMC Global, Inc.	1,095	1,236	—	2,331	17,356	19,591	—	36,947
Douglas Dynamics, Inc.	246	284	—	530	8,278	9,557	—	17,835
ESCO Technologies, Inc.	2,042	2,327	—	4,369	115,679	131,824	—	247,503
ExOne Co. (The)(x)*	766	841	—	1,607	7,155	7,855	—	15,010
Federal Signal Corp.	4,804	5,389	—	10,193	74,991	84,122	—	159,113
Franklin Electric Co., Inc.	220	258	—	478	8,558	10,036	—	18,594
FreightCar America, Inc.	961	1,085	—	2,046	14,348	16,199	—	30,547
Gencor Industries, Inc.*	588	673	—	1,261	9,232	10,566	—	19,798
Global Brass & Copper Holdings, Inc.	152	151	—	303	5,214	5,179	—	10,393
Gorman-Rupp Co. (The)	189	215	—	404	5,850	6,654	—	12,504
Graham Corp.	776	857	—	1,633	17,188	18,983	—	36,171
Greenbrier Cos., Inc. (The)(x)	2,184	2,494	—	4,678	90,745	103,626	—	194,371
Hardinge, Inc.	947	1,065	—	2,012	10,493	11,800	—	22,293
Harsco Corp.	6,395	7,274	—	13,669	86,972	98,926	—	185,898
Hurco Cos., Inc.	511	573	—	1,084	16,914	18,966	—	35,880
Hyster-Yale Materials Handling, Inc.	521	585	—	1,106	33,224	37,305	—	70,529
Joy Global, Inc.	7,856	8,763	—	16,619	219,968	245,363	—	465,331

45

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Kadant, Inc.	707	792	—	1,499	43,268	48,470	—	91,738
Kennametal, Inc.	6,293	7,106	—	13,399	196,719	222,133	—	418,852
Lindsay Corp.	112	121	—	233	8,356	9,028	—	17,384
Manitowoc Co., Inc. (The)*	10,259	11,453	—	21,712	61,349	68,489	—	129,838
Meritor, Inc.*	6,630	7,425	—	14,055	82,345	92,219	—	174,564
Milacron Holdings Corp.*	178	206	—	384	3,316	3,838	—	7,154
Miller Industries, Inc.	803	882	—	1,685	21,239	23,329	—	44,568
Mueller Industries, Inc.	1,292	1,435	—	2,727	51,628	57,343	—	108,971
Navistar International Corp.*	120,696	4,179	—	124,875	3,786,234	131,094	—	3,917,328
NN, Inc.	2,114	2,373	—	4,487	40,272	45,206	—	85,478
Rexnord Corp.*	1,556	1,749	—	3,305	30,482	34,263	—	64,745
SPX Corp.*	3,242	3,647	—	6,889	76,900	86,507	—	163,407
SPX FLOW, Inc.*	2,853	3,239	—	6,092	91,467	103,842	—	195,309
Standex International Corp.	234	262	—	496	20,557	23,017	—	43,574
Sun Hydraulics Corp.	190	215	—	405	7,594	8,594	—	16,188
Supreme Industries, Inc., Class A	426	475	—	901	6,688	7,458	—	14,146
Tennant Co.	81	88	—	169	5,767	6,266	—	12,033
Titan International, Inc.(x)	3,577	4,017	—	7,594	40,098	45,031	—	85,129
TriMas Corp.*	3,632	4,072	—	7,704	85,352	95,692	—	181,044
Wabash National Corp.	3,813	4,280	—	8,093	60,322	67,710	—	128,032
Watts Water Technologies, Inc., Class A	153	177	—	330	9,976	11,540	—	21,516

					6,255,293	3,345,991	—	9,601,284

Marine (1.4%)
Clarkson plc	—	18,000	—	18,000	—	482,041	—	482,041
Costamare, Inc.	2,102	2,358	—	4,460	11,771	13,205	—	24,976
Kirby Corp.*	48,000	—	—	48,000	3,192,000	—	—	3,192,000
Matson, Inc.	1,910	2,182	—	4,092	67,595	77,221	—	144,816
Scorpio Bulkers, Inc.*	4,509	5,149	—	9,658	22,771	26,002	—	48,773
Stolt-Nielsen Ltd.	—	62,600	—	62,600	—	768,423	—	768,423

					3,294,137	1,366,892	—	4,661,029

Professional Services (0.5%)
Acacia Research Corp.	3,321	4,549	—	7,870	21,586	29,569	—	51,155
CBIZ, Inc.*	4,103	4,569	—	8,672	56,211	62,595	—	118,806
Cogint, Inc.(x)*	1,299	1,457	—	2,756	4,482	5,027	—	9,509
CRA International, Inc.	691	810	—	1,501	25,291	29,646	—	54,937
Franklin Covey Co.*	184	211	—	395	3,708	4,252	—	7,960
FTI Consulting, Inc.*	3,061	3,496	—	6,557	137,990	157,599	—	295,589
Heidrick & Struggles International, Inc.	1,472	1,651	—	3,123	35,549	39,872	—	75,421
Hill International, Inc.*	1,738	1,961	—	3,699	7,560	8,530	—	16,090
Huron Consulting Group, Inc.*	1,537	1,752	—	3,289	77,849	88,739	—	166,588
ICF International, Inc.*	1,485	1,699	—	3,184	81,972	93,785	—	175,757
Kelly Services, Inc., Class A	2,367	2,629	—	4,996	54,252	60,257	—	114,509
Korn/Ferry International	1,894	2,127	—	4,021	55,740	62,598	—	118,338
Navigant Consulting, Inc.*	3,841	4,129	—	7,970	100,557	108,096	—	208,653
Resources Connection, Inc.	2,650	2,851	—	5,501	51,013	54,882	—	105,895
RPX Corp.*	4,090	4,588	—	8,678	44,172	49,550	—	93,722
TrueBlue, Inc.*	3,173	3,569	—	6,742	78,214	87,976	—	166,190

					836,146	942,973	—	1,779,119

Road & Rail (2.2%)
ArcBest Corp.	1,980	2,218	—	4,198	54,747	61,328	—	116,075
Celadon Group, Inc.	2,205	2,580	—	4,785	15,766	18,447	—	34,213
Covenant Transportation Group, Inc., Class A*	943	1,059	—	2,002	18,238	20,481	—	38,719
Genesee & Wyoming, Inc., Class A*	43,000	—	—	43,000	2,984,630	—	—	2,984,630
Knight Transportation, Inc.	352	419	—	771	11,634	13,848	—	25,482
Marten Transport Ltd.	1,821	2,039	—	3,860	42,429	47,509	—	89,938
P.A.M. Transportation Services, Inc.*	196	20	—	216	5,092	520	—	5,612
Roadrunner Transportation Systems, Inc.*	2,534	2,871	—	5,405	26,328	29,830	—	56,158
Saia, Inc.*	84,517	2,262	—	86,779	3,731,425	99,867	—	3,831,292
Universal Logistics Holdings, Inc.	212	212	—	424	3,466	3,466	—	6,932
USA Truck, Inc.*	728	818	—	1,546	6,341	7,125	—	13,466

46

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Werner Enterprises, Inc.	3,567	4,057	—	7,624	96,131	109,335	—	205,466
YRC Worldwide, Inc.*	2,083	2,317	—	4,400	27,662	30,770	—	58,432

					7,023,889	442,526	—	7,466,415

Trading Companies & Distributors (4.5%)
Aircastle Ltd.	3,846	4,306	—	8,152	80,189	89,780	—	169,969
Applied Industrial Technologies, Inc.	1,647	1,844	—	3,491	97,832	109,534	—	207,366
BMC Stock Holdings, Inc.(x)*	125,657	737	—	126,394	2,450,311	14,372	—	2,464,683
CAI International, Inc.*	1,297	1,498	—	2,795	11,245	12,988	—	24,233
DXP Enterprises, Inc.*	97,197	1,324	—	98,521	3,376,624	45,996	—	3,422,620
GATX Corp.(x)	3,266	3,692	—	6,958	201,120	227,352	—	428,472
Kaman Corp.	1,959	2,232	—	4,191	95,854	109,212	—	205,066
Lawson Products, Inc.*	142	116	—	258	3,380	2,761	—	6,141
MRC Global, Inc.*	7,505	8,499	—	16,004	152,051	172,190	—	324,241
Neff Corp., Class A*	453	591	—	1,044	6,387	8,333	—	14,720
NOW, Inc.*	8,510	9,624	—	18,134	174,200	197,003	—	371,203
Real Industry, Inc.*	—	4,200	—	4,200	—	25,620	—	25,620
Rush Enterprises, Inc., Class A*	115,318	2,665	—	117,983	3,678,644	85,013	—	3,763,657
Rush Enterprises, Inc., Class B*	493	519	—	1,012	15,219	16,022	—	31,241
Textainer Group Holdings Ltd.(x)	1,840	2,070	—	3,910	13,708	15,422	—	29,130
Titan Machinery, Inc.*	1,426	1,609	—	3,035	20,777	23,443	—	44,220
Triton International Ltd.	221,648	2,965	—	224,613	3,502,038	46,847	—	3,548,885
Veritiv Corp.*	630	707	—	1,337	33,863	38,001	—	71,864
Willis Lease Finance Corp.*	309	409	—	718	7,904	10,462	—	18,366

					13,921,346	1,250,351	—	15,171,697

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	3,468	3,888	—	7,356	51,847	58,126	—	109,973

Total Industries					48,585,097	12,984,170	—	61,569,267

Information Technology (6.4%)
Communications Equipment (1.3%)
ADTRAN, Inc.	1,386	1,554	—	2,940	30,977	34,732	—	65,709
Applied Optoelectronics, Inc.*	1,324	1,493	—	2,817	31,035	34,996	—	66,031
Bel Fuse, Inc., Class B	737	830	—	1,567	22,773	25,647	—	48,420
Black Box Corp.	1,174	1,339	—	2,513	17,904	20,420	—	38,324
Calix, Inc.*	3,317	3,724	—	7,041	25,541	28,675	—	54,216
Comtech Telecommunications Corp.	1,805	2,024	—	3,829	21,389	23,984	—	45,373
Digi International, Inc.*	2,068	2,327	—	4,395	28,435	31,996	—	60,431
EchoStar Corp., Class A*	—	36,000	—	36,000	—	1,850,041	—	1,850,041
EMCORE Corp.	2,139	2,374	—	4,513	18,609	20,654	—	39,263
Finisar Corp.*	8,582	9,566	—	18,148	259,777	289,563	—	549,340
Harmonic, Inc.(x)*	6,166	6,924	—	13,090	30,830	34,620	—	65,450
Infinera Corp.*	3,412	3,832	—	7,244	28,968	32,534	—	61,502
Ixia*	5,172	5,927	—	11,099	83,269	95,425	—	178,694
KVH Industries, Inc.*	1,235	1,398	—	2,633	14,573	16,496	—	31,069
NETGEAR, Inc.*	873	980	—	1,853	47,448	53,263	—	100,711
NetScout Systems, Inc.*	7,201	7,949	—	15,150	226,832	250,394	—	477,226
Oclaro, Inc.*	1,369	1,557	—	2,926	12,253	13,935	—	26,188
Quantenna Communications, Inc.*	219	219	—	438	3,970	3,970	—	7,940
ShoreTel, Inc.*	4,132	4,641	—	8,773	29,544	33,183	—	62,727
Silicom Ltd.	335	358	—	693	13,765	14,710	—	28,475
Sonus Networks, Inc.*	3,318	3,724	—	7,042	20,903	23,461	—	44,364
ViaSat, Inc.*	455	3,346	—	3,801	30,130	221,572	—	251,702
Viavi Solutions, Inc.*	18,804	21,213	—	40,017	153,817	173,522	—	327,339

					1,152,742	3,327,793	—	4,480,535

Electronic Equipment, Instruments & Componentst (1.6%)
Agilysys, Inc.*	1,108	1,227	—	2,335	11,479	12,712	—	24,191
Anixter International, Inc.*	2,307	2,560	—	4,867	186,982	207,488	—	394,470
AVX Corp.	3,705	4,154	—	7,859	57,909	64,927	—	122,836
Benchmark Electronics, Inc.*	3,930	4,546	—	8,476	119,865	138,653	—	258,518
Control4 Corp.*	1,616	1,790	—	3,406	16,483	18,258	—	34,741
CTS Corp.	2,502	2,807	—	5,309	56,045	62,877	—	118,922

47

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Daktronics, Inc.	3,028	3,399	—	6,427	32,400	36,369	—	68,769
Electro Scientific Industries, Inc.*	2,187	2,462	—	4,649	12,947	14,575	—	27,522
ePlus, Inc.*	141	160	—	301	16,243	18,432	—	34,675
FARO Technologies, Inc.*	998	1,120	—	2,118	35,928	40,320	—	76,248
II-VI, Inc.*	3,403	3,930	—	7,333	100,899	116,525	—	217,424
Insight Enterprises, Inc.*	2,911	3,290	—	6,201	117,721	133,048	—	250,769
InvenSense, Inc.*	6,588	7,400	—	13,988	84,261	94,646	—	178,907
Kimball Electronics, Inc.*	2,234	2,524	—	4,758	40,659	45,937	—	86,596
Knowles Corp.(x)*	7,068	7,980	—	15,048	118,106	133,346	—	251,452
Maxwell Technologies, Inc.(x)*	2,569	2,907	—	5,476	13,153	14,884	—	28,037
Methode Electronics, Inc.	238	272	—	510	9,841	11,247	—	21,088
MTS Systems Corp.	122	123	—	245	6,917	6,974	—	13,891
Novanta, Inc.*	1,868	2,100	—	3,968	39,228	44,100	—	83,328
OSI Systems, Inc.*	1,413	1,608	—	3,021	107,558	122,401	—	229,959
Park Electrochemical Corp.	1,534	1,727	—	3,261	28,609	32,209	—	60,818
PC Connection, Inc.	893	860	—	1,753	25,084	24,157	—	49,241
Plexus Corp.*	2,649	3,056	—	5,705	143,152	165,146	—	308,298
RadiSys Corp.*	165	158	—	323	731	700	—	1,431
Rogers Corp.*	952	1,091	—	2,043	73,123	83,800	—	156,923
Sanmina Corp.*	5,848	6,493	—	12,341	214,329	237,968	—	452,297
ScanSource, Inc.*	2,030	2,271	—	4,301	81,911	91,635	—	173,546
SYNNEX Corp.	2,341	2,601	—	4,942	283,308	314,772	—	598,080
Systemax, Inc.	875	991	—	1,866	7,674	8,691	—	16,365
Tech Data Corp.*	2,781	3,110	—	5,891	235,495	263,354	—	498,849
TTM Technologies, Inc.*	5,865	6,556	—	12,421	79,940	89,358	—	169,298
Vishay Intertechnology, Inc.(x)	10,820	12,269	—	23,089	175,284	198,758	—	374,042
Vishay Precision Group, Inc.*	960	1,114	—	2,074	18,144	21,055	—	39,199

					2,551,408	2,869,322	—	5,420,730

Internet Software & Services (0.8%)
Apptio, Inc., Class A*	97	110	—	207	1,797	2,038	—	3,835
Autobytel, Inc.*	551	622	—	1,173	7,411	8,366	—	15,777
Bankrate, Inc.*	3,834	4,306	—	8,140	42,366	47,581	—	89,947
Bazaarvoice, Inc.*	6,596	7,422	—	14,018	31,991	35,997	—	67,988
Blucora, Inc.*	2,508	2,817	—	5,325	36,993	41,551	—	78,544
ChannelAdvisor Corp.*	130	—	—	130	1,866	—	—	1,866
Coupa Software, Inc.(x)*	123	137	—	260	3,076	3,426	—	6,502
Global Sources Ltd.*	642	719	—	1,361	5,682	6,363	—	12,045
Intralinks Holdings, Inc.*	3,141	3,530	—	6,671	42,466	47,726	—	90,192
Limelight Networks, Inc.(x)*	5,814	6,684	—	12,498	14,651	16,844	—	31,495
Liquidity Services, Inc.*	1,982	2,233	—	4,215	19,325	21,772	—	41,097
Marchex, Inc., Class B	2,799	3,090	—	5,889	7,417	8,189	—	15,606
MeetMe, Inc.*	415	470	—	885	2,046	2,317	—	4,363
NIC, Inc.	90,000	—	—	90,000	2,151,000	—	—	2,151,000
Numerex Corp., Class A*	890	1,005	—	1,895	6,586	7,437	—	14,023
QuinStreet, Inc.*	2,966	3,324	—	6,290	11,152	12,498	—	23,650
RealNetworks, Inc.*	1,897	2,054	—	3,951	9,220	9,982	—	19,202
Reis, Inc.	237	280	—	517	5,273	6,230	—	11,503
RetailMeNot, Inc.*	3,111	3,493	—	6,604	28,932	32,485	—	61,417
Rightside Group Ltd.*	905	1,015	—	1,920	7,484	8,394	—	15,878
TechTarget, Inc.*	862	1,132	—	1,994	7,353	9,656	—	17,009
Trade Desk, Inc. (The), Class A(x)*	272	327	—	599	7,526	9,048	—	16,574

					2,451,613	337,900	—	2,789,513

IT Services (0.5%)
Acxiom Corp.*	3,213	3,669	—	6,882	86,108	98,329	—	184,437
CACI International, Inc., Class A*	1,950	2,157	—	4,107	242,385	268,116	—	510,501
Cass Information Systems, Inc.	367	409	—	776	27,000	30,090	—	57,090
Convergys Corp.	3,584	4,069	—	7,653	88,023	99,935	—	187,958
Datalink Corp.*	1,499	1,705	—	3,204	16,879	19,198	—	36,077
EVERTEC, Inc.	934	1,049	—	1,983	16,578	18,620	—	35,198
ManTech International Corp., Class A	2,002	2,283	—	4,285	84,584	96,457	—	181,041
MoneyGram International, Inc.*	2,386	2,693	—	5,079	28,179	31,804	—	59,983
NCI, Inc., Class A	524	589	—	1,113	7,310	8,217	—	15,527

48

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
NeuStar, Inc., Class A*	359	381	—	740	11,991	12,725	—	24,716
Perficient, Inc.*	918	1,037	—	1,955	16,056	18,137	—	34,193
PFSweb, Inc.*	116	60	—	176	986	510	—	1,496
ServiceSource International, Inc.*	1,772	2,171	—	3,943	10,065	12,331	—	22,396
Sykes Enterprises, Inc.*	3,176	3,620	—	6,796	91,659	104,474	—	196,133
Travelport Worldwide Ltd.	2,485	2,784	—	5,269	35,039	39,254	—	74,293
Unisys Corp.(x)*	1,359	1,551	—	2,910	20,317	23,187	—	43,504

					783,159	881,384	—	1,664,543

Semiconductors & Semiconductor Equipment (1.4%)
Advanced Energy Industries, Inc.*	176	168	—	344	9,636	9,198	—	18,834
Advanced Micro Devices, Inc.*	31,281	34,851	—	66,132	354,726	395,211	—	749,937
Alpha & Omega Semiconductor Ltd.*	1,426	1,685	—	3,111	30,331	35,840	—	66,171
Ambarella, Inc.(x)*	1,537	1,753	—	3,290	83,198	94,890	—	178,088
Amkor Technology, Inc.*	7,585	8,481	—	16,066	80,022	89,475	—	169,497
Axcelis Technologies, Inc.*	2,323	2,606	—	4,929	33,800	37,917	—	71,717
Brooks Automation, Inc.	5,454	6,231	—	11,685	93,100	106,363	—	199,463
Cabot Microelectronics Corp.	1,641	1,867	—	3,508	103,662	117,938	—	221,600
Cavium, Inc.*	664	744	—	1,408	41,460	46,455	—	87,915
Cohu, Inc.	2,092	2,357	—	4,449	29,079	32,762	—	61,841
Diodes, Inc.*	3,067	3,506	—	6,573	78,730	89,999	—	168,729
DSP Group, Inc.*	1,708	1,894	—	3,602	22,289	24,717	—	47,006
Entegris, Inc.*	4,228	4,833	—	9,061	75,681	86,511	—	162,192
Exar Corp.*	2,677	3,002	—	5,679	28,858	32,362	—	61,220
FormFactor, Inc.*	2,333	2,614	—	4,947	26,130	29,277	—	55,407
GigPeak, Inc.*	4,265	4,949	—	9,214	10,748	12,471	—	23,219
Impinj, Inc.(x)*	174	196	—	370	6,149	6,927	—	13,076
Intersil Corp., Class A	10,682	11,951	—	22,633	238,209	266,508	—	504,717
IXYS Corp.	1,991	2,218	—	4,209	23,693	26,394	—	50,087
Kopin Corp.*	4,879	5,536	—	10,415	13,856	15,722	—	29,578
MKS Instruments, Inc.	4,017	4,475	—	8,492	238,610	265,815	—	504,425
Nanometrics, Inc.*	349	397	—	746	8,746	9,949	—	18,695
NeoPhotonics Corp.*	2,067	2,316	—	4,383	22,344	25,036	—	47,380
NVE Corp.	186	209	—	395	13,286	14,929	—	28,215
PDF Solutions, Inc.*	118	77	—	195	2,661	1,736	—	4,397
Photronics, Inc.*	5,215	6,011	—	11,226	58,929	67,924	—	126,853
Rambus, Inc.*	6,515	7,443	—	13,958	89,712	102,490	—	192,202
Rudolph Technologies, Inc.*	2,399	2,693	—	5,092	56,017	62,882	—	118,899
Sigma Designs, Inc.*	2,861	3,243	—	6,104	17,166	19,458	—	36,624
Tessera Holding Corp.	1,384	1,552	—	2,936	61,173	68,598	—	129,771
Ultra Clean Holdings, Inc.*	2,535	2,859	—	5,394	24,589	27,732	—	52,321
Ultratech, Inc.*	1,588	1,783	—	3,371	38,080	42,756	—	80,836
Veeco Instruments, Inc.*	3,202	3,589	—	6,791	93,338	104,619	—	197,957
Xcerra Corp.*	4,248	4,778	—	9,026	32,455	36,504	—	68,959

					2,140,463	2,407,365	—	4,547,828

Software (0.6%)
Blackline, Inc.*	128	138	—	266	3,537	3,813	—	7,350
Bottomline Technologies de, Inc.*	435	488	—	923	10,884	12,210	—	23,094
Digimarc Corp.*	37	45	—	82	1,110	1,350	—	2,460
EnerNOC, Inc.(x)*	312	350	—	662	1,872	2,100	—	3,972
Everbridge, Inc.(x)*	89	115	—	204	1,642	2,122	—	3,764
Glu Mobile, Inc.(x)*	8,306	9,348	—	17,654	16,114	18,135	—	34,249
Mentor Graphics Corp.	8,562	9,541	—	18,103	315,852	351,968	—	667,820
MicroStrategy, Inc., Class A*	359	403	—	762	70,866	79,552	—	150,418
Park City Group, Inc.(x)*	68	62	—	130	864	787	—	1,651
Progress Software Corp.	3,498	3,979	—	7,477	111,691	127,049	—	238,740
QAD, Inc., Class A	775	831	—	1,606	23,560	25,262	—	48,822
Rosetta Stone, Inc.*	345	387	—	732	3,074	3,448	—	6,522
Rubicon Project, Inc. (The)*	1,808	2,036	—	3,844	13,415	15,107	—	28,522
SecureWorks Corp., Class A*	345	385	—	730	3,653	4,077	—	7,730
Silver Spring Networks, Inc.*	172	174	—	346	2,289	2,316	—	4,605
Tangoe, Inc.*	2,225	2,505	—	4,730	17,533	19,739	—	37,272

49

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Telenav, Inc.*	2,598	2,967	—	5,565	18,316	20,917	—	39,233
TiVo Corp.*	6,473	7,420	—	13,893	135,286	155,078	—	290,364
VASCO Data Security International, Inc.*	249	281	—	530	3,399	3,836	—	7,235
Verint Systems, Inc.*	4,992	5,500	—	10,492	175,968	193,876	—	369,844

					930,925	1,042,742	—	1,973,667

Technology Hardware, Storage & Peripherals (0.1%)
Avid Technology, Inc.*	865	991	—	1,856	3,806	4,360	—	8,166
CPI Card Group, Inc.	1,100	1,252	—	2,352	4,565	5,196	—	9,761
Diebold Nixdorf, Inc.	3,665	4,175	—	7,840	92,175	105,001	—	197,176
Eastman Kodak Co.*	259	301	—	560	4,014	4,666	—	8,680
Immersion Corp.*	1,590	1,796	—	3,386	16,902	19,091	—	35,993
Stratasys Ltd.*	2,077	2,330	—	4,407	34,354	38,538	—	72,892
Super Micro Computer, Inc.*	2,449	2,817	—	5,266	68,694	79,017	—	147,711
USA Technologies, Inc.(x)*	371	380	—	751	1,595	1,634	—	3,229

					226,105	257,503	—	483,608

Total Information Technology					10,236,415	11,124,009	—	21,360,424

Materials (2.6%)
Chemicals (1.2%)
A. Schulman, Inc.	2,274	2,599	—	4,873	76,065	86,937	—	163,002
AgroFresh Solutions, Inc.*	1,825	2,056	—	3,881	4,836	5,448	—	10,284
American Vanguard Corp.	2,267	2,544	—	4,811	43,413	48,718	—	92,131
Calgon Carbon Corp.	4,050	4,544	—	8,594	68,850	77,248	—	146,098
Chemours Co. (The)	2,400	2,755	—	5,155	53,016	60,858	—	113,874
Chemtura Corp.*	2,525	2,870	—	5,395	83,830	95,284	—	179,114
FutureFuel Corp.	1,987	2,250	—	4,237	27,619	31,275	—	58,894
GCP Applied Technologies, Inc.*	890	999	—	1,889	23,808	26,723	—	50,531
Hawkins, Inc.	612	686	—	1,298	33,017	37,010	—	70,027
Ingevity Corp.*	676	759	—	1,435	37,085	41,639	—	78,724
Innophos Holdings, Inc.	165	188	—	353	8,623	9,825	—	18,448
Innospec, Inc.	1,880	2,134	—	4,014	128,780	146,178	—	274,958
KMG Chemicals, Inc.	401	454	—	855	15,595	17,656	—	33,251
Koppers Holdings, Inc.*	323	366	—	689	13,017	14,750	—	27,767
Kraton Corp.*	2,377	2,720	—	5,097	67,697	77,466	—	145,163
Kronos Worldwide, Inc.(x)	1,760	1,937	—	3,697	21,014	23,128	—	44,142
LSB Industries, Inc.(x)*	1,684	1,895	—	3,579	14,179	15,956	—	30,135
Minerals Technologies, Inc.	1,289	1,467	—	2,756	99,575	113,326	—	212,901
Olin Corp.	13,224	14,778	—	28,002	338,667	378,464	—	717,131
OMNOVA Solutions, Inc.*	1,261	903	—	2,164	12,610	9,030	—	21,640
Platform Specialty Products Corp.(x)*	—	82,940	—	82,940	—	813,640	—	813,640
Quaker Chemical Corp.	257	288	—	545	32,881	36,847	—	69,728
Rayonier Advanced Materials, Inc.(x)	1,377	1,548	—	2,925	21,289	23,932	—	45,221
Stepan Co.	1,426	1,616	—	3,042	116,191	131,672	—	247,863
TerraVia Holdings, Inc.(x)*	6,339	7,139	—	13,478	7,290	8,210	—	15,500
Trecora Resources*	271	308	—	579	3,753	4,266	—	8,019
Tredegar Corp.	2,030	2,276	—	4,306	48,720	54,624	—	103,344
Tronox Ltd., Class A	5,177	5,822	—	10,999	53,375	60,025	—	113,400
Valhi, Inc.	1,880	2,143	—	4,023	6,505	7,415	—	13,920

					1,461,300	2,457,550	—	3,918,850

Construction Materials (0.0%)
United States Lime & Minerals, Inc.	153	147	—	300	11,590	11,135	—	22,725

Containers & Packaging (0.1%)
Greif, Inc., Class A	2,029	2,313	—	4,342	104,108	118,680	—	222,788
Greif, Inc., Class B	460	502	—	962	31,073	33,910	—	64,983
UFP Technologies, Inc.*	507	574	—	1,081	12,903	14,608	—	27,511

					148,084	167,198	—	315,282

Metals & Mining (1.1%)
AK Steel Holding Corp.*	24,776	27,833	—	52,609	252,963	284,175	—	537,138
Allegheny Technologies, Inc.(x)	8,691	9,799	—	18,490	138,448	156,098	—	294,546
Ampco-Pittsburgh Corp.	683	769	—	1,452	11,440	12,881	—	24,321

50

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Carpenter Technology Corp.	3,680	4,181	—	7,861	133,106	151,227	—	284,333
Century Aluminum Co.*	3,759	4,223	—	7,982	32,177	36,149	—	68,326
Cliffs Natural Resources, Inc.*	17,609	19,956	—	37,565	148,092	167,830	—	315,922
Coeur Mining, Inc.*	3,654	4,204	—	7,858	33,215	38,214	—	71,429
Commercial Metals Co.	9,160	10,128	—	19,288	199,505	220,588	—	420,093
Dominion Diamond Corp.	—	10,000	—	10,000	—	96,800	—	96,800
Ferroglobe plc(x)	5,264	5,921	—	11,185	57,009	64,124	—	121,133
Gold Resource Corp.(x)	785	882	—	1,667	3,415	3,837	—	7,252
Handy & Harman Ltd.*	241	272	—	513	6,157	6,950	—	13,107
Haynes International, Inc.	992	1,115	—	2,107	42,646	47,934	—	90,580
Hecla Mining Co.	30,696	34,180	—	64,876	160,847	179,103	—	339,950
Kaiser Aluminum Corp.	895	1,007	—	1,902	69,532	78,234	—	147,766
Materion Corp.	1,596	1,794	—	3,390	63,202	71,042	—	134,244
McEwen Mining, Inc.(x)	—	33,454	—	33,454	—	97,351	—	97,351
Olympic Steel, Inc.	724	732	—	1,456	17,542	17,736	—	35,278
Ryerson Holding Corp.*	1,016	1,234	—	2,250	13,564	16,474	—	30,038
Sandstorm Gold Ltd.*	—	12,000	—	12,000	—	46,800	—	46,800
Schnitzer Steel Industries, Inc., Class A	2,088	2,341	—	4,429	53,662	60,164	—	113,826
Stillwater Mining Co.*	9,802	11,086	—	20,888	157,910	178,595	—	336,505
SunCoke Energy, Inc.*	5,180	5,814	—	10,994	58,741	65,931	—	124,672
TimkenSteel Corp.*	3,178	3,568	—	6,746	49,195	55,233	—	104,428

					1,702,368	2,153,470	—	3,855,838

Paper & Forest Products (0.2%)
Boise Cascade Co.*	452	511	—	963	10,170	11,498	—	21,668
KapStone Paper and Packaging Corp.	6,417	7,265	—	13,682	141,495	160,193	—	301,688
Louisiana-Pacific Corp.*	797	900	—	1,697	15,087	17,037	—	32,124
P.H. Glatfelter Co.	3,498	3,915	—	7,413	83,567	93,529	—	177,096
Schweitzer-Mauduit International, Inc.	1,964	2,243	—	4,207	89,421	102,124	—	191,545

					339,740	384,381		724,121

Total Materials					3,663,082	5,173,734	—	8,836,816

Real Estate (7.3%)
Equity Real Estate Investment Trusts (REITs) (5.0%)
Acadia Realty Trust (REIT)	5,047	5,706	—	10,753	164,936	186,472	—	351,408
Agree Realty Corp. (REIT)	1,873	2,094	—	3,967	86,252	96,429	—	182,681
Alexander’s, Inc. (REIT)	7	5	—	12	2,988	2,134	—	5,122
American Assets Trust, Inc. (REIT)	2,040	2,294	—	4,334	87,883	98,826	—	186,709
Armada Hoffler Properties, Inc. (REIT)	309	363	—	672	4,502	5,289	—	9,791
Ashford Hospitality Prime, Inc. (REIT)	1,902	2,240	—	4,142	25,962	30,576	—	56,538
Ashford Hospitality Trust, Inc. (REIT)	6,346	7,130	—	13,476	49,245	55,329	—	104,574
Bluerock Residential Growth REIT, Inc. (REIT)	1,516	1,668	—	3,184	20,799	22,885	—	43,684
CatchMark Timber Trust, Inc. (REIT), Class A	3,098	3,476	—	6,574	34,883	39,140	—	74,023
CBL & Associates Properties, Inc. (REIT)	13,585	15,439	—	29,024	156,227	177,549	—	333,776
Cedar Realty Trust, Inc. (REIT)	6,657	7,484	—	14,141	43,470	48,871	—	92,341
Chatham Lodging Trust (REIT)	3,020	3,394	—	6,414	62,061	69,747	—	131,808
Chesapeake Lodging Trust (REIT)	3,505	3,995	—	7,500	90,639	103,311	—	193,950
City Office REIT, Inc. (REIT)	286	333	—	619	3,767	4,386	—	8,153
Colony Starwood Homes (REIT)	5,213	5,737	—	10,950	150,187	165,283	—	315,470
Community Healthcare Trust, Inc. (REIT)	1,010	1,140	—	2,150	23,260	26,254	—	49,514
CorEnergy Infrastructure Trust, Inc. (REIT)(x)	959	1,076	—	2,035	33,450	37,531	—	70,981
Cousins Properties, Inc. (REIT)	27,046	30,064	—	57,110	230,161	255,845	—	486,006
DiamondRock Hospitality Co. (REIT)	16,003	18,417	—	34,420	184,515	212,348	—	396,863
Easterly Government Properties, Inc. (REIT)	2,592	2,912	—	5,504	51,892	58,298	—	110,190
Education Realty Trust, Inc. (REIT)	5,168	5,841	—	11,009	218,606	247,074	—	465,680
Equity LifeStyle Properties, Inc. (REIT)	—	7,000	—	7,000	—	504,699	—	504,699
Farmland Partners, Inc. (REIT)(x)	944	1,075	—	2,019	10,535	11,997	—	22,532
FelCor Lodging Trust, Inc. (REIT)	1,385	1,570	—	2,955	11,094	12,576	—	23,670
First Industrial Realty Trust, Inc. (REIT)	7,293	8,035	—	15,328	204,569	225,382	—	429,951
First Potomac Realty Trust (REIT)	4,665	5,240	—	9,905	51,175	57,483	—	108,658

51

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Four Corners Property Trust, Inc. (REIT)	1,102	1,238	—	2,340	22,613	25,404	—	48,017
Franklin Street Properties Corp. (REIT)	8,392	9,567	—	17,959	108,760	123,988	—	232,748
GEO Group, Inc. (The) (REIT)	4,674	5,287	—	9,961	167,937	189,962	—	357,899
Getty Realty Corp. (REIT)	2,086	2,346	—	4,432	53,172	59,800	—	112,972
Gladstone Commercial Corp. (REIT)	1,746	1,980	—	3,726	35,095	39,798	—	74,893
Global Medical REIT, Inc. (REIT)(x)	613	688	—	1,301	5,468	6,137	—	11,605
Global Net Lease, Inc. (REIT)(x)	13,688	15,732	—	29,420	107,177	123,182	—	230,359
Government Properties Income Trust (REIT)	5,612	6,180	—	11,792	106,993	117,822	—	224,815
Gramercy Property Trust (REIT)	28,642	32,040	—	60,682	262,934	294,126	—	557,060
Healthcare Realty Trust, Inc. (REIT)	9,119	10,186	—	19,305	276,488	308,839	—	585,327
Hersha Hospitality Trust (REIT)	3,182	3,554	—	6,736	68,413	76,411	—	144,824
Hudson Pacific Properties, Inc. (REIT)	8,430	9,479	—	17,909	293,195	329,679	—	622,874
Independence Realty Trust, Inc. (REIT)(x)	4,499	5,036	—	9,535	40,131	44,921	—	85,052
InfraREIT, Inc. (REIT)*	3,238	3,643	—	6,881	57,993	65,246	—	123,239
Investors Real Estate Trust (REIT)	9,711	10,903	—	20,614	69,239	77,738	—	146,977
Kite Realty Group Trust (REIT)	6,630	7,310	—	13,940	155,672	171,639	—	327,311
LaSalle Hotel Properties (REIT)	8,515	9,473	—	17,988	259,452	288,641	—	548,093
Lexington Realty Trust (REIT)	18,303	20,942	—	39,245	197,672	226,174	—	423,846
LTC Properties, Inc. (REIT)	407	460	—	867	19,121	21,611	—	40,732
Mack-Cali Realty Corp. (REIT)	7,186	7,910	—	15,096	208,538	229,548	—	438,086
MedEquities Realty Trust, Inc. (REIT)	457	420	—	877	5,073	4,662	—	9,735
Medical Properties Trust, Inc. (REIT)	15,690	17,730	—	33,420	192,987	218,079	—	411,066
Monmouth Real Estate Investment Corp. (REIT)(x)	4,305	4,686	—	8,991	65,608	71,415	—	137,023
Monogram Residential Trust, Inc. (REIT)(x)	13,546	15,490	—	29,036	146,568	167,602	—	314,170
National Storage Affiliates Trust (REIT)	2,515	2,822	—	5,337	55,506	62,282	—	117,788
New Senior Investment Group, Inc. (REIT)	6,221	6,886	—	13,107	60,904	67,414	—	128,318
New York REIT, Inc. (REIT)	13,284	15,209	—	28,493	134,434	153,915	—	288,349
NexPoint Residential Trust, Inc. (REIT)	1,440	1,610	—	3,050	32,170	35,967	—	68,137
NorthStar Realty Europe Corp. (REIT)	4,344	5,139	—	9,483	54,604	64,597	—	119,201
One Liberty Properties, Inc. (REIT)	1,043	1,031	—	2,074	26,200	25,899	—	52,099
Parkway, Inc. (REIT)*	3,405	3,824	—	7,229	75,761	85,084	—	160,845
Pebblebrook Hotel Trust (REIT)	5,756	6,565	—	12,321	171,241	195,309	—	366,550
Pennsylvania REIT (REIT)	3,921	4,468	—	8,389	74,342	84,713	—	159,055
Physicians Realty Trust (REIT)	5,277	6,028	—	11,305	100,052	114,291	—	214,343
Preferred Apartment Communities, Inc. (REIT), Class A(x)	1,767	1,975	—	3,742	26,346	29,447	—	55,793
RAIT Financial Trust (REIT)	7,044	8,141	—	15,185	23,668	27,354	—	51,022
Ramco-Gershenson Properties Trust (REIT)	6,337	6,891	—	13,228	105,067	114,253	—	219,320
Retail Opportunity Investments Corp. (REIT)	2,525	2,811	—	5,336	53,353	59,396	—	112,749
Rexford Industrial Realty, Inc. (REIT)	3,249	3,723	—	6,972	75,344	86,336	—	161,680
RLJ Lodging Trust (REIT)	9,704	10,814	—	20,518	237,651	264,835	—	502,486
Sabra Health Care REIT, Inc. (REIT)	4,368	4,962	—	9,330	106,667	121,172	—	227,839
Saul Centers, Inc. (REIT)	90	101	—	191	5,995	6,728	—	12,723
Select Income REIT (REIT)	5,089	5,571	—	10,660	128,243	140,389	—	268,632
Seritage Growth Properties (REIT), Class A(x)	2,008	2,292	—	4,300	85,762	97,891	—	183,653
Silver Bay Realty Trust Corp. (REIT)	2,692	3,026	—	5,718	46,141	51,866	—	98,007
Summit Hotel Properties, Inc. (REIT)	6,991	8,019	—	15,010	112,066	128,545	—	240,611
Sunstone Hotel Investors, Inc. (REIT)	17,335	19,795	—	37,130	264,359	301,873	—	566,232
Terreno Realty Corp. (REIT)	2,713	3,105	—	5,818	77,293	88,461	—	165,754
Tier REIT, Inc. (REIT)	3,840	4,313	—	8,153	66,778	75,003	—	141,781
UMH Properties, Inc. (REIT)	1,373	1,550	—	2,923	20,664	23,328	—	43,992
Washington Prime Group, Inc. (REIT)	11,816	13,381	—	25,197	123,005	139,296	—	262,301
Washington Real Estate Investment Trust (REIT)	3,864	4,384	—	8,248	126,314	143,313	—	269,627
Whitestone REIT (REIT)	2,054	2,300	—	4,354	29,536	33,074	—	62,610
Xenia Hotels & Resorts, Inc. (REIT)	8,324	9,093	—	17,417	161,652	176,586	—	338,238

					7,590,475	9,036,755	—	16,627,230

Real Estate Management & Development (2.4%)
Alexander & Baldwin, Inc.	1,764	1,973	—	3,737	79,151	88,529	—	167,680
AV Homes, Inc.*	673	754	—	1,427	10,633	11,913	—	22,546

52

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Consolidated-Tomoka Land Co.	38	445	—	483	2,030	23,772	—	25,802
Dream Unlimited Corp., Class A*	—	382,700	—	382,700	—	1,891,036	—	1,891,036
Forestar Group, Inc.*	2,492	2,800	—	5,292	33,144	37,240	—	70,384
FRP Holdings, Inc.*	500	566	—	1,066	18,850	21,338	—	40,188
Griffin Industrial Realty, Inc.	49	52	—	101	1,555	1,650	—	3,205
Howard Hughes Corp. (The)*	—	45,000	—	45,000	—	5,134,499	—	5,134,499
Kennedy-Wilson Holdings, Inc.	3,313	3,804	—	7,117	67,916	77,982	—	145,898
RE/MAX Holdings, Inc., Class A	1,424	1,584	—	3,008	79,744	88,704	—	168,448
St Joe Co. (The)*	4,045	4,544	—	8,589	76,855	86,336	—	163,191
Stratus Properties, Inc.*	494	552	—	1,046	16,178	18,078	—	34,256
Tejon Ranch Co.*	1,111	1,249	—	2,360	28,253	31,762	—	60,015
Trinity Place Holdings, Inc.*	1,396	1,733	—	3,129	12,941	16,065	—	29,006

					427,250	7,528,904	—	7,956,154

Total Real Estate					8,017,725	16,565,659	—	24,583,384

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
ATN International, Inc.	839	939	—	1,778	67,229	75,242	—	142,471
Cincinnati Bell, Inc.*	3,411	3,906	—	7,317	76,236	87,300	—	163,536
Consolidated Communications Holdings, Inc.(x)	1,218	1,372	—	2,590	32,703	36,838	—	69,541
FairPoint Communications, Inc.*	405	472	—	877	7,573	8,826	—	16,399
Globalstar, Inc.(x)*	11,139	12,551	—	23,690	17,600	19,831	—	37,431
Hawaiian Telcom Holdco, Inc.*	499	563	—	1,062	12,365	13,951	—	26,316
IDT Corp., Class B	552	621	—	1,173	10,234	11,513	—	21,747
Intelsat S.A.*	2,462	2,778	—	5,240	6,573	7,417	—	13,990
Iridium Communications, Inc.(x)*	6,711	7,744	—	14,455	64,426	74,342	—	138,768
Lumos Networks Corp.*	1,409	1,536	—	2,945	22,009	23,992	—	46,001
ORBCOMM, Inc.*	454	70	—	524	3,755	579	—	4,334
pdvWireless, Inc.(x)*	828	793	—	1,621	18,671	17,882	—	36,553
Vonage Holdings Corp.*	13,774	15,701	—	29,475	94,352	107,553	—	201,905
Windstream Holdings, Inc.(x)	6,722	7,767	—	14,489	49,272	56,932	—	106,204

					482,998	542,198	—	1,025,196

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	1,198	1,286	—	2,484	14,604	15,676	—	30,280
NII Holdings, Inc.*	4,565	5,175	—	9,740	9,815	11,126	—	20,941
Spok Holdings, Inc.	1,627	1,821	—	3,448	33,760	37,786	—	71,546

					58,179	64,588		122,767

Total Telecommunication Services					541,177	606,786	—	1,147,963

Utilities (3.5%)
Electric Utilities (1.0%)
ALLETE, Inc.	3,966	4,420	—	8,386	254,577	283,720	—	538,297
El Paso Electric Co.	3,240	3,687	—	6,927	150,660	171,446	—	322,106
Empire District Electric Co. (The)	3,534	4,016	—	7,550	120,474	136,905	—	257,379
Genie Energy Ltd., Class B(x)	1,028	1,160	—	2,188	5,911	6,670	—	12,581
IDACORP, Inc.	4,037	4,514	—	8,551	325,180	363,602	—	688,782
MGE Energy, Inc.	1,501	1,715	—	3,216	98,015	111,990	—	210,005
Otter Tail Corp.	3,052	3,321	—	6,373	124,522	135,497	—	260,019
PNM Resources, Inc.	6,383	7,136	—	13,519	218,937	244,765	—	463,702
Portland General Electric Co.	7,160	7,994	—	15,154	310,243	346,380	—	656,623

					1,608,519	1,800,975	—	3,409,494

Gas Utilities (1.5%)
Chesapeake Utilities Corp.	1,105	1,161	—	2,266	73,980	77,729	—	151,709
Delta Natural Gas Co., Inc.	526	568	—	1,094	15,427	16,659	—	32,086
New Jersey Resources Corp.	6,303	7,170	—	13,473	223,756	254,535	—	478,291
Northwest Natural Gas Co.	2,177	2,469	—	4,646	130,185	147,646	—	277,831
ONE Gas, Inc.	4,166	4,642	—	8,808	266,457	296,902	—	563,359
Rubis SCA	—	16,950	—	16,950	—	1,397,598	—	1,397,598
South Jersey Industries, Inc.	6,411	7,288	—	13,699	215,987	245,533	—	461,520
Southwest Gas Corp.	3,387	3,853	—	7,240	259,512	295,217	—	554,729

53

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Spire, Inc.	3,574	4,059	—	7,633	230,702	262,008	—	492,710
WGL Holdings, Inc.	3,828	4,350	—	8,178	292,000	331,818	—	623,818

					1,708,006	3,325,645	—	5,033,651

Independent Power and Renewable Electricity Producers (0.4%)
Atlantic Power Corp.	8,891	11,062	—	19,953	22,227	27,655	—	49,882
Atlantica Yield plc(x)	4,693	5,436	—	10,129	90,810	105,186	—	195,996
Dynegy, Inc.*	9,273	10,530	—	19,803	78,450	89,084	—	167,534
NRG Yield, Inc., Class A	2,845	3,340	—	6,185	43,699	51,302	—	95,001
NRG Yield, Inc., Class C	5,072	5,777	—	10,849	80,138	91,276	—	171,414
Ormat Technologies, Inc.	1,714	1,841	—	3,555	91,905	98,714	—	190,619
Pattern Energy Group, Inc.	1,049	1,249	—	2,298	19,920	23,719	—	43,639
TerraForm Global, Inc., Class A	7,403	8,348	—	15,751	29,242	32,975	—	62,217
TerraForm Power, Inc., Class A(x)*	7,043	8,011	—	15,054	90,221	102,621	—	192,842
Vivint Solar, Inc.(x)*	1,981	2,250	—	4,231	5,051	5,738	—	10,789

					551,663	628,270	—	1,179,933

Multi-Utilities (0.5%)
Avista Corp.	5,079	5,736	—	10,815	203,109	229,383	—	432,492
Black Hills Corp.	4,125	4,599	—	8,724	253,028	282,102	—	535,130
NorthWestern Corp.	3,889	4,427	—	8,316	221,167	251,763	—	472,930
Unitil Corp.	1,105	1,240	—	2,345	50,101	56,222	—	106,323

					727,405	819,470	—	1,546,875

Water Utilities (0.2%)
American States Water Co.	986	1,107	—	2,093	44,922	50,435	—	95,357
AquaVenture Holdings Ltd.*	183	134	—	317	4,489	3,287	—	7,776
Artesian Resources Corp., Class A	605	666	—	1,271	19,324	21,272	—	40,596
California Water Service Group	1,566	1,808	—	3,374	53,087	61,291	—	114,378
Connecticut Water Service, Inc.	664	745	—	1,409	37,084	41,608	—	78,692
Consolidated Water Co., Ltd.	1,157	1,284	—	2,441	12,553	13,931	—	26,484
Middlesex Water Co.	175	197	—	372	7,515	8,459	—	15,974
SJW Group	1,305	1,466	—	2,771	73,054	82,068	—	155,122
York Water Co. (The)	113	102	—	215	4,317	3,896	—	8,213

					256,345	286,247	—	542,592

Total Utilities					4,851,938	6,860,607	—	11,712,545

Total Common Stock (92.3%) (Cost $247,505,320)					161,217,710	148,594,099	—	309,811,809

CLOSED END FUND:
JZ Capital Partners Ltd.	—	27,800	—	27,800	—	173,702	—	173,702

Total Closed End Funds (0.1%) (Cost $190,347)					—	173,702	—	173,702

MASTER LIMITED PARTNERSHIPS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Atlas Energy Group LLC*	—	150,000	—	150,000	—	108,000	—	108,000

Total Energy					—	108,000	—	108,000

Industrials (1.4%)
Industrial Conglomerates (1.4%)
Icahn Enterprises LP	—	77,138	—	77,138	—	4,622,109	—	4,622,109

Total Industrials					—	4,622,109	—	4,622,109

Total Master Limited Partnerships (1.4%) (Cost $3,713,811)					—	4,730,109	—	4,730,109

54

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Rights	Number of Rights	Number of Rights	Number of Rights	Value ($)	Value ($)	Value ($)	Value ($)
RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Componentst (0.0%)
Gerber Scientific, Inc. (Contingent Value Shares)*†	2,344	2,344	—	4,688	—	—	—	—

Total Information Technology
Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (Contingent Value Shares)*†	3,801	3,800	—	7,601	8,552	8,550	—	17,102

Total Telecommunication Services					8,552	8,550	—	17,102

Total Rights (0.0%) (Cost $0)					8,552	8,550	—	17,102

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
SHORT-TERM INVESTMENTS:
Investment Company (3.6%)
JPMorgan Prime Money Market Fund, IM Class Shares*	40,478	12,153,690	—	12,194,168	40,490	12,157,336	—	12,197,826

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Value ($)	Value ($)	Value ($)	Value ($)
Repurchase Agreements (4.0%)
Bank of Nova Scotia, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $1,000,056, collateralized by various U.S. Government Treasury Securities, ranging from 0.875%-2.375%, maturing 11/30/17-1/15/27; total market value $1,020,000. (xx)	500,000	500,000	—	1,000,000	500,000	500,000	—	1,000,000
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $200,016, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $204,000. (xx)	100,000	100,000	—	200,000	100,000	100,000	—	200,000
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $600,048, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44, U.S. Government Treasury Securities, ranging from 0.000%-5.375%, maturing 2/15/19-2/15/44; total market value $612,000. (xx)	300,000	300,000	—	600,000	300,000	300,000	—	600,000
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $400,042, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $408,002. (xx)	200,000	200,000	—	400,000	200,000	200,000	—	400,000
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $3,400,396, collateralized by various Common Stocks; total market value $3,779,287. (xx)	2,000,000	1,400,000	—	3,400,000	2,000,000	1,400,000	—	3,400,000

55

	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma	Pacific Global Small Cap Value	Horizon Small Cap Value	Pro-forma Adjustment	AXA/Horizon Small Cap Value Combined Pro-forma
	Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Value ($)	Value ($)	Value ($)	Value ($)
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $2,461,635, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $2,510,728. (xx)	1,458,779	1,002,719	—	2,461,498	1,458,779	1,002,719	—	2,461,498
HSBC Securities, Inc., 0.46%, dated 12/30/16, due 1/3/17, repurchase price $1,000,052, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-1.750%, maturing 12/15/19-9/30/22; total market value $1,020,012. (xx)	500,000	500,000	—	1,000,000	500,000	500,000	—	1,000,000
Macquarie Bank Limited, 0.57%, dated 12/30/16, due 1/3/17, repurchase price $800,050, collateralized by various U.S Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $816,414. (xx)	400,000	400,000	—	800,000	400,000	400,000	—	800,000
Macquarie Bank Limited, 0.76%, dated 12/30/16, due 1/3/17, repurchase price $600,050, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $612,310. (xx)	300,000	300,000	—	600,000	300,000	300,000	—	600,000
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $800,044, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $816,046. (xx)	400,000	400,000	—	800,000	400,000	400,000	—	800,000
Nomura Securities Co., Ltd., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $600,033, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 4/15/19-8/15/46; total market value $612,000. (xx)	400,000	200,000	—	600,000	400,000	200,000	—	600,000
RBC Capital Markets, 0.45%, dated 12/30/16, due 1/3/17, repurchase price $600,030, collateralized by various U.S Government Agency Securities, ranging from $2.434%-4.500%, maturing 12/1/26-1/1/47; total market value $612,000. (xx)	600,000	—	—	600,000	600,000	—	—	600,000
RBS Securities, Inc., 0.45%, dated 12/30/16, due 1/3/17, repurchase price $1,000,050, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $1,020,007. (xx)	—	1,000,000	—	1,000,000	—	1,000,000	—	1,000,000

Total Repurchase Agreements					7,158,779	6,302,719	—	13,461,498

Total Short-Term Investments (7.6%) (Cost $25,656,019)					7,199,269	18,460,055	—	25,659,324

Total Investments (101.4%) (Cost $277,065,497)					168,425,531	171,966,515	—	340,392,046
Other Assets Less Liabilities (-1.4%)					(6,510,109)	1,707,392		(4,802,717)

Net Assets (100%)					161,915,422	173,673,907	—	335,589,329

As of February 22, 2017 each security held by the Acquired Portfolio complies with the investment policies and restrictions of the Acquiring Portfolio.

*	Non-income producing
†	Securities (totaling $17,102 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolios had loaned securities with a total value of $13,059,749. This was secured by cash collateral of $13,461,498 which was subsequently invested in joint repurchase agreements with a total value of $13,461,498, for which the Portfolio has a proportionate interest as reported in the Portfolio of Investments as Repurchase Agreements, and $95,753 collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.125%, maturing 1/12/17-5/15/45.

56

AXA/Horizon Small Cap Value

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

Securities	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain(Loss)
PennyMac Financial Services, Inc., Class A	$7,189	$—	$—	$7,792	$—	$—
PennyMac Mortgage Investment Trust (REIT)	64,245	34,404	3,718	100,201	10,719	(201)

	$71,434	$34,404	$3,718	$107,993	$10,719	$(201)

AXA/Pacific Global Small Cap Value

Securities:	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain(Loss)
PennyMac Financial Services, Inc., Class A	$7,188	$—	$—	$7,792	$—	$—
PennyMac Mortgage Investment Trust (REIT)	64,245	23,262	3,206	89,364	9,770	(172)

	$71,433	$23,262	$3,206	$97,156	$9,770	$(172)

AXA/Horizon Small Cap Value Combined Pro-forma

Securities:	Value December 31, 2015	Purchases at Cost	Sales at Cost	Value December 31, 2016	Dividend Income	Realized Gain(Loss)
PennyMac Financial Services, Inc., Class A	$14,377	$—	$—	$15,584	$—	$—
PennyMac Mortgage Investment Trust (REIT)	128,490	57,666	6,924	189,565	20,489	(373)

	$142,867	$57,666	$6,924	$205,149	$20,489	$(373)

At December 31, 2016, the Portfolios had the following futures contracts open:

AXA/Horizon Small Cap Value

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ Depreciation
Russell 2000 Mini Index	7	March-17	$476,808	$474,915	$(1,893)

AXA/Pacific Global Small Cap Value

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ Depreciation
Russell 2000 Mini Index	10	March-17	$681,169	$678,450	$(2,719)

AXA/Horizon Small Cap Value Combined Pro-forma

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2016	Unrealized Appreciation/ Depreciation
Russell 2000 Mini Index	17	March-17	$1,157,977	$1,153,365	$(4,612)

57

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2016 :

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

AXA/Horizon Small Cap Value

Investment Type	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (Level 2) (a)	Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (Level 3)		Total
Assets:
Closed End Funds	$—	$173,702	$—		$173,702
Common Stocks
Consumer Discretionary	22,920,345	3,587,093	—		26,507,438
Consumer Staples	4,692,550	39,775	—		4,732,325
Energy	6,233,114	757,689	—		6,990,803
Financials	49,744,671	3,494,681	—		53,239,352
Health Care	3,809,216	—	—		3,809,216
Industrials	11,733,706	1,250,464	—		12,984,170
Information Technology	11,124,009	—	—		11,124,009
Materials	5,173,734	—	—		5,173,734
Real Estate	16,564,009	1,650	—		16,565,659
Telecommunication Services	606,786	—	—		606,786
Utilities	5,463,010	1,397,597	—		6,860,607
Master Limited Partnerships
Energy	108,000	—	—		108,000
Industrials	4,622,109	—	—		4,622,109
Rights
Information Technology	—	—	—	(b)	— (b)
Telecommunication Services	—	—	8,550		8,550
Short-Term Investments
Investment Companies	12,157,336	—	—		12,157,336
Repurchase Agreements	—	6,302,719	—		6,302,719

Total Assets	$154,952,595	$17,005,370	$8,550		$171,966,515

Liabilities:
Futures	$(1,893)	—	—		(1,893)

Total Liabilities	$(1,893)	$—	$—		$(1,893)

Total	$154,950,702	$17,005,370	$8,550		$171,964,622

(a)	A security with a market value of $39,775 transferred from Level 1 to Level 2 at the end of the end of the year due to inactive trading.
(b)	Value is zero

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

58

AXA/Pacific Global Small Cap Value

Investment Type	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (Level 2) (a)	Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (Level 3)		Total
Assets:
Common Stocks
Consumer Discretionary	$19,996,392	$35,017	$—		$20,031,409
Consumer Staples	6,517,893	6,679	—		6,524,572
Energy	18,826,279	—	—		18,826,279
Financials	34,180,357	—	—		34,180,357
Health Care	5,759,659	—	—		5,759,659
Industrials	48,585,097	—	—		48,585,097
Information Technology	10,236,415	—	—		10,236,415
Materials	3,663,082	—	—		3,663,082
Real Estate	8,016,170	1,555	—		8,017,725
Telecommunication Services	541,177	—	—		541,177
Utilities	4,851,938	—	—		4,851,938
Rights
Information Technology	—	—	—	(b)	— (b)
Telecommunication Services	—	—	8,552		8,552
Short-Term Investments
Investment Companies	40,490	—	—		40,490
Repurchase Agreements	—	7,158,779	—		7,158,779

Total Assets	$161,214,949	$7,202,030	$8,552		$168,425,531

Liabilities:
Futures	$(2,719)	$—	$—		(2,719)

Total Liabilities	$(2,719)	$—	$—		$(2,719)

Total	$161,212,230	$7,202,030	$8,552		$168,422,812

(a)	A security with a market value of $6,679 transferred from Level 1 to Level 2 at the end of the end of the year due to inactive trading.
(b)	Value is zero

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

59

AXA/Horizon Small Cap Value Combined Pro-forma

Description	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Closed End Funds	$—	$173,702	$—		$173,702
Common Stocks
Consumer Discretionary	42,916,737	3,622,110	—		46,538,847
Consumer Staples	11,210,443	46,454	—		11,256,897
Energy	25,059,393	757,689	—		25,817,082
Financials	83,925,028	3,494,681	—		87,419,709
Health Care	9,568,875	—	—		9,568,875
Industrials	60,318,803	1,250,464	—		61,569,267
Information Technology	21,360,424	—	—		21,360,424
Materials	8,836,816	—	—		8,836,816
Real Estate	24,580,179	3,205	—		24,583,384
Telecommunication Services	1,147,963	—	—		1,147,963
Utilities	10,314,948	1,397,597	—		11,712,545
Master Limited Partnerships
Energy	108,000	—	—		108,000
Industrials	4,622,109	—	—		4,622,109
Rights
Information Technology	—	—	—	(b)	— (b)
Telecommunication Services	—	—	17,102		17,102
Short-Term Investments
Investment Companies	12,197,826	—	—		12,197,826
Repurchase Agreements	—	13,461,498	—		13,461,498

Total Assets	$316,167,544	$24,207,400	$17,102		$340,392,046

Liabilities
Futures	(4,612)	—	—		(4,612)

Total Liabilities	$(4,612)	$—	$—		$(4,612)

Total	$316,162,932	$24,207,400	$17,102		$340,387,434

(a)	A security with a market value of $46,454 transferred from Level 1 to Level 2 at the end of the end of the year due to inactive trading.
(b)	Value is zero

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

Fair Values of Derivative Instruments as of December 31, 2016:

AXA/Horizon Small Cap Value

	Statements of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized appreciation	$(1,893	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$749	$749
Equity contracts	93,491	—	93,491

Total	$93,491	$749	$94,240

60

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures
Equity contracts	$7,498

^	The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $719,000 and forward foreign currency contracts with an average settlement value of approximately $39,000 for six days during the year ended December 31, 2016.

AXA/Pacific Global Small Cap Value

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized appreciation	$(2,719	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures
Equity contracts	$67,733

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures
Equity contracts	$7,539

^	The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $691,000 during the year ended December 31, 2016.

AXA/Horizon Small Cap Value Combined Pro-forma

Derivatives Not Accounted for as Hedging Instrument	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized appreciation	$(4,612	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

61

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$749	$749
Equity contracts	161,224	—	161,224

Total	$161,224	$749	$161,973

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments	Futures
Equity contracts	$15,037

The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,410,000 and forward foreign currency contracts with an average settlement value of approximately $39,000 for six days during the year ended December 31, 2016.

Investment security transactions for the year ended December 31, 2016 were as follows:

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	AXA/Horizon Small Cap Value Combined Pro-forma
Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 22%)*	$35,453,296	$31,290,450	$66,743,746
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 28%)*	$42,472,963	$44,739,134	$87,212,097

*	During the year ended December 31, 2016, the Portfolios engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	AXA/Horizon Small Cap Value Combined Pro-forma
Aggregate gross unrealized appreciation	$42,050,558	$54,873,910	$96,924,468
Aggregate gross unrealized depreciation	(16,070,233)	(16,529,370)	(32,599,603)

Net unrealized appreciation	$25,980,325	$38,344,540	$64,324,865

Federal income tax cost of investments	$142,445,206	$133,621,975	$276,067,181

Capital Loss Carry Forward:

AXA/Pacific Global Small Cap Value

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $463,920 of Short Term losses and $536,688 of Long Term losses.

AXA/Horizon Small Cap Value

The Portfolio has no capital loss carryforward.

AXA/Horizon Small Cap Value Combined Pro-Forma

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $463,920 of Short Term losses and $536,688 of Long Term losses.

62

EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016 (Unaudited)

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro Forma Adjustments		AXA/Horizon Small Cap Value Combined Pro Forma
Investments at Cost, Affiliated Issuers	$119,129	$129,759	$—		$248,888
Investments at Cost, Unaffiliated Issuers	135,153,314	128,201,797	—		263,355,111
Investments at Cost, Repurchase Agreements	7,158,779	6,302,719	—		13,461,498
ASSETS
Investments at Value, Affiliated Issuers	97,156	107,993	—		205,149
Investments at Value, Unaffiliated Issuers (x)	161,169,596	165,555,803	—		326,725,399
Investments at Value, Repurchase Agreements	7,158,779	6,302,719	—		13,461,498
Cash	473,851	7,874,312	—		8,348,163
Dividends, interest, and other receivables	243,882	189,519	—		433,401
Receivable for securities sold	279,412	73,477	—		352,889
Cash held as collateral at broker	33,200	23,800	—		57,000
Securities lending income receivable	15,764	13,754	—		29,518
Receivable from Separate Accounts for Trust shares sold	5,223	5,108	—		10,331
Other assets	430	489	—		919

Total assets	169,477,293	180,146,974	—		349,624,267

LIABILITIES
Payable for return of collateral on securites securities loaned	7,158,779	6,302,719	—		13,461,498
Payable for securities purchased	241,227	—	—		241,227
Investment management fees payable	83,365	89,902	—		173,267
Administrative fees payable	17,300	18,388	—		35,688
Payable to Separate Accounts for Trust shares redeemed	10,692	12,717	—		23,409
Due to broker for futures variation margin	2,843	2,004	—		4,847
Trustees’ fees payable	225	233	—		458
Distribution fees payable-Class IB	105	81	—		186
Accrued expenses	47,335	47,023	—		94,358

Total liabilities	7,561,871	6,473,067	—		14,034,938

NET ASSETS	$161,915,422	$173,673,907	$—		$335,589,329

Net assets were comprised of:
Paid in capital	$137,045,025	$136,538,119	$—		$273,583,144
Accumulated undistributed net investment income (loss)	206,755	52,569	—		259,324
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currnecy transactions	(1,327,948)	(247,024)	—		(1,574,972)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	25,991,590	37,330,243	—		63,321,833

Net Assets	$161,915,422	$173,673,907	$—		$335,589,329

Class IB Shares:
Net Assets	$510,514	$417,546	$—		$928,060
Shares outstanding	55,631	42,423	(3,750	)(a)	94,304
Net asset value, offering and redemption price per share	$9.18	$9.84	$—		$9.84
Class K Shares:
Net Assets	$161,404,908	$173,256,361	$—		$334,661,269
Shares outstanding	17,604,560	17,621,220	(1,184,936	)(a)	34,040,844
Net asset value, offering and redemption price per share	$9.17	$9.83	$—		$9.83
(x) Includes value of securities on loan of:	$6,985,266	$6,074,483	$—		$13,059,749

(a)	Reflects adjustment for retired shares of the acquired Portfolio.

63

EQ ADVISORS TRUST

For the Year Ended December 31, 2016 (Unaudited)

	AXA/Pacific Global Small Cap Value	AXA/Horizon Small Cap Value	Pro Forma Adjustments		AXA/Horizon Small Cap Value Combined Pro Forma
STATEMENT OF OPERATIONS
Income Received from Affiliates	$9,770	$10,719	$—		$20,489
Foreign withholding Tax on Dividends	5,691	8,237	—		13,928
INVESTMENT INCOME
Dividends	2,128,552	2,531,441	—		4,659,993
Interest	1,631	20,795	—		22,426
Securities lending (net)	214,094	109,482	—		323,576

Total income	2,344,277	2,661,718	—		5,005,995

EXPENSES
Investment management fees	1,083,337	1,216,535	—		2,299,872
Administrative fees	169,841	190,713	—		360,554
Custodian fees	69,500	63,825	(69,500	)(b)	63,825
Professional fees	55,099	55,504	(49,728	)(b)	60,875
Printing and mailing expenses	9,413	10,526	—		19,939
Miscellaneous	6,766	7,960	—		14,726
Trustees’ fees	3,095	3,441	—		6,536
Distribution fees-Class IB	757	614	—		1,371

Gross expenses	1,397,808	1,549,118	(119,228)		2,827,698
Less: Waiver from investment manager	(134,202)	(130,536)	27,159	(c)	(237,579)

Net expenses	1,263,606	1,418,582	(92,069)		2,590,119

NET INVESTMENT INCOME (LOSS)	1,080,671	1,243,136	92,069		2,415,876

Realized gain (loss) from affiliates	(172)	(201)	—		(373)
Net distributions of realized gain (loss) received from affiliates	—	—	—		—
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	670,428	6,881,825	—		7,552,253
Net distributions of realized gain received from underlying funds	11	5	—		16
Futures	67,733	93,491	—		161,224
Foreign currency translations	—	(2,296)	—		(2,296)

Net realized gain (loss)	738,172	6,973,025	—		7,711,197

Change in unrealized appreciation (depreciation) on Affiliates	5,667	5,873	—		11,540
Change in unrealized appreciation (depreciation) on:
Investments	34,697,003	26,270,932	—		60,967,935
Futures	7,539	7,498	—		15,037
Foreign currency translations	—	(65)	—		(65)

Net change in unrealized appreciation (depreciation)	34,704,542	26,278,365	—		60,982,907

NET REALIZED AND UNREALIZED GAIN (LOSS)	35,442,714	33,251,390	—		68,694,104

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,523,385	$34,494,526	$92,069		$71,109,980

(b)	Reflects adjustment in expenses due to elimination of duplicative expenses.
(c)	Reflects adjustment of waiver due to the effects of the new expense limitation rate.

Note that the Reorganisation expenses for the AXA/Pacific Global Small Cap Value Portfolio, which are estimated to be $33,333, exceed the expense limit and will be paid by FMG LLC.

64

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2016

NOTE 1 – BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees of the Trust approved the proposed Plan of Reorganization and Termination (“Reorganization Plan”) on December 1, 2016 that provides for the transfer of all assets of the AXA/Pacific Global Small Cap Value Portfolio to the AXA/Horizon Small Cap Value Portfolio, both series of the Trust, and the assumption by AXA/Horizon Small Cap Value Portfolio of all of the liabilities of the AXA/Pacific Global Small Cap Value Portfolio in exchange for shares of the AXA/Horizon Small Cap Value Portfolio having an aggregate value equal to the net assets of the AXA/Pacific Global Small Cap Value Portfolio, the distribution of the AXA/Horizon Small Cap Value Portfolio shares to the AXA/Pacific Global Small Cap Value Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the AXA/Pacific Global Small Cap Value Portfolio (the “Reorganization”).

The AXA/Pacific Global Small Cap Value Portfolio’s annual contractual management fee equals 0.800% of average daily net assets for the first $2 billion, 0.750% of average daily net assets for the next $1 billion, 0.725% for the next $3 billion, 0.700% for the next $5 billion, and 0.675% of average daily net assets thereafter. AXA/Horizon Small Cap Value Portfolio’s annual contractual management fee equals 0.800% of average daily net assets for the first $2 billion, 0.750% of average daily net assets for the next $1 billion, 0.725% for the next $3 billion, 0.700% for the next $5 billion, and 0.675% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the AXA/Pacific Global Small Cap Value Portfolio’s shareholders. A special meeting of shareholders of the AXA/Pacific Global Small Cap Value Portfolio will be held on or about March 28, 2017.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2016. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the AXA/Horizon Small Cap Value Portfolio and the AXA/Pacific Global Small Cap Value Portfolio at December 31, 2016. The unaudited pro forma combined statement of operations reflects the results of operations of the AXA/Horizon Small Cap Value Portfolio as if it had acquired the AXA/Pacific Global Small Cap Value Portfolio at the beginning of the year ended December 31, 2016. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the AXA/Horizon Small Cap Value Portfolio for pre-combination periods will not be restated.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the AXA/Horizon Small Cap Value Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the AXA/Horizon Small Cap Value Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management – The merged entity will be managed by the Manager, Sub-Advisers and portfolio managers to the AXA/Horizon Small Cap Value Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition – The merged entity’s portfolio holdings are expected to be consistent with the AXA/Horizon Small Cap Value Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the AXA/Horizon Small Cap Value Portfolio than those of the AXA/Pacific Global Small Cap Value Portfolio.

c.)	Investment Objective, Policies and Restrictions – The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the AXA/Horizon Small Cap Value Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios – The merged entity’s expense structure will be the same as that of AXA/Horizon Small Cap Value Portfolio. The expense ratio of the merged entity will be the same as that of the AXA/Horizon Small Cap Value Portfolio and lower than the AXA/Pacific Global Small Cap Value Portfolio.

e.)	Asset Size – The asset size of AXA/Horizon Small Cap Value Portfolio is relatively the same as that of the AXA/Pacific Global Small Cap Value Portfolio.

65

NOTE 2 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the AXA/Pacific Global Small Cap Value Portfolio by the AXA/Horizon Small Cap Value Portfolio as of December 31, 2016. The number of additional shares issued was calculated based on the net assets of the AXA/Pacific Global Small Cap Value Portfolio and net asset value per share of the AXA/Horizon Small Cap Value Portfolio at December 31, 2016.

NOTE 3 – VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such underlying funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations. Forward foreign exchange contracts may be settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the net asset values (“NAVs”) of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2016, is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period.

Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

Transfers into and transfers out of Level 3, if material, are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

66

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 – FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

The estimated percentage of the holdings of the AXA/Pacific Global Small Cap Value Portfolio that will be sold in connection with its Reorganization is 2.3%. The estimated portfolio transaction costs of the Reorganization of the AXA/Pacific Global Small Cap Value Portfolio are $44,505. These are estimated amounts and are subject to change. Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

NOTE 5 – UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the AXA/Horizon Small Cap Value Portfolio’s shares as if the merger had taken place on December 31, 2016. The AXA/Pacific Global Small Cap Value Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $33,333. However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the AXA/Pacific Global Small Cap Value Portfolio’s expense limitation set forth in its expense limitation agreement.

CharterSM Income Strategies Portfolio and CharterSM Interest Rate Strategies Portfolio merging into AXA/DoubleLine Opportunistic Core Plus Bond Portfolio

The following tables set forth the pro forma Combined Portfolio of Investments as of December 31, 2016, the pro forma condensed Combined Statement of Assets and Liabilities as of December 31, 2016, and the pro forma condensed Combined Statement of Operations for the one year period ended December 31, 2016, as adjusted giving effect to the Reorganization of the CharterSM Income Strategies Portfolio (“Income Strategies Portfolio”) and CharterSM Interest Rate Strategies Portfolio (“Interest Rate Strategies Portfolio”) (the Acquired Portfolios”) into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio (the “Acquiring Portfolio”).

The pro forma Combined Portfolio of Investments contains information about the securities holdings of the combined Acquiring Portfolio as of December 31, 2016, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. It is anticipated that immediately prior to the Closing Date, each Acquired Portfolio will liquidate its securities holdings and hold cash. The sale of portfolio holdings by the Acquired Portfolios in connection with the Reorganization may result in the Acquired Portfolios selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

67

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

December 31, 2016 (Unaudited)

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
LONG TERM DEBT SECURITIES:
Asset-Backed Securities (5.5%)
Apidos CLO XXI, Series 2015-21A C, 4.432%, 07/18/27 (l)§	—	—	500,000	—	500,000	—	—	478,401	—	478,401
Apidos CLO XXI, Series 2015-21A D, 6.432%, 07/18/27 (l)§	—	—	250,000	—	250,000	—	—	232,018	—	232,018
Babson CLO Ltd., Series 2012-2A CR, 4.506%, 05/15/23 (l)§	—	—	250,000	—	250,000	—	—	249,461	—	249,461
BlueMountain CLO Ltd., Series 2015-2A D, 4.432%, 07/18/27 (l)§	—	—	250,000	—	250,000	—	—	239,042	—	239,042
BlueMountain CLO Ltd., Series 2016-2A C, 4.796%, 08/20/28 (l)§	—	—	500,000	—	500,000	—	—	500,196	—	500,196
Carlyle Global Market Strategies CLO Ltd., Series 2016-2A D2, 7.084%, 07/15/27 (l)§	—	—	600,000	—	600,000	—	—	590,221	—	590,221
Eaton Vance CDO VIII Ltd., Series 2006-8A B, 1.556%, 08/15/22 (l)§	—	—	250,000	—	250,000	—	—	247,400	—	247,400
LCM XII LP, Series 12A DR, 4.578%, 10/19/22 (l)§	—	—	500,000	—	500,000	—	—	493,575	—	493,575
Madison Park Funding XV Ltd., Series 2014-15A A2, 3.286%, 01/27/26 (l)§	—	—	285,000	—	285,000	—	—	285,092	—	285,092
Madison Park Funding XV Ltd., Series 2014-15A C, 4.586%, 01/27/26 (l)§	—	—	250,000	—	250,000	—	—	245,667	—	245,667
OneMain Financial Issuance Trust, Series 2015-1A A, 3.190%, 03/18/26	—	—	411,000	—	411,000	—	—	413,668	—	413,668
OneMain Financial Issuance Trust, Series 2015-2A A, 2.570%, 07/18/25	—	—	150,000	—	150,000	—	—	149,910	—	149,910
Venture XVII CLO Ltd., Series 2014-17A C, 3.730%, 07/15/26 (l)§	—	—	250,000	—	250,000	—	—	250,138	—	250,138

Total Asset-Backed Securities						—	—	4,374,789	—	4,374,789

Collateralized Mortgage Obligations (14.8%)
Alternative Loan Trust, Series 2006-19CB A15, 6.000%, 08/25/2036	—	—	429,644	—	429,644	—	—	382,842	—	382,842
Banc of America Funding Trust, Series 2005-6 1A8, 6.000%, 10/25/2035	—	—	660,252	—	660,252	—	—	636,819	—	636,819
CHL Mortgage Pass-Through Trust, Series 2006-J4 A5, 6.250%, 09/25/2036	—	—	763,204	—	763,204	—	—	629,529	—	629,529
CHL Mortgage Pass-Through Trust, Series 2007-HY1 1A1, 3.034%, 04/25/37 (l)	—	—	719,390	—	719,390	—	—	671,265	—	671,265
CHL Mortgage Pass-Through Trust, Series 2007-HY1 2A1, 4.391%, 03/25/37 (l)	—	—	357,970	—	357,970	—	—	335,026	—	335,026
Citigroup Mortgage Loan Trust, Series 2006-AR2 1A2, 3.034%, 03/25/36 (l)	—	—	1,029,476	—	1,029,476	—	—	980,184	—	980,184
FHLMC, Series 3998 AZ, 4.000%, 02/15/2042	—	—	1,606,737	—	1,606,737	—	—	1,691,635	—	1,691,635
FHLMC, Series 4444 CZ, 3.000%, 02/15/2045	—	—	528,234	—	528,234	—	—	477,644	—	477,644
FHLMC, Series 4471 GA, 3.000%, 02/15/2044	—	—	824,082	—	824,082	—	—	832,314	—	832,314
FHLMC, Series 4483 CA, 3.000%, 06/15/2044	—	—	520,294	—	520,294	—	—	525,218	—	525,218
FHLMC Multifamily Structured Pass Through Certificates, Series K050 A2, 3.334%, 08/25/25 (l)	—	—	50,000	—	50,000	—	—	51,713	—	51,713

68

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
First Horizon Mortgage Pass-Through Trust, Series 2006-2 1A3, 6.000%, 08/25/2036	—	—	475,063	—	475,063	—	—	439,604	—	439,604
FNMA, Series 2015-42 CA, 3.000%, 03/25/2044	—	—	1,415,001	—	1,415,001	—	—	1,428,063	—	1,428,063
FNMA, Series 2015-9 HA, 3.000%, 01/25/2045	—	—	677,045	—	677,045	—	—	693,216	—	693,216
RFMSI Series Trust, Series 2006-S6 A14, 6.000%, 07/25/36	—	—	614,850	—	614,850	—	—	585,488	—	585,488
Suntrust Alternative Loan Trust, Series 2005-1F 2A8, 6.000%, 12/25/2035	—	—	540,128	—	540,128	—	—	509,828	—	509,828
Wells Fargo Alternative Loan Trust, Series 2007-PA2 1A1, 6.000%, 06/25/2037	—	—	687,709	—	687,709	—	—	691,198	—	691,198

Total Collateralized Mortgage Obligations						—	—	11,561,586	—	11,561,586

Commercial Mortgage-Backed Securities (7.2%)
CD Commercial Mortgage Trust, Series 2007-CD4 AM, 5.301%, 12/11/49 (l)§	—	—	90,000	—	90,000	—	—	90,127	—	90,127
CFCRE Commercial Mortgage Trust, Series 2016-C7 A3, 3.839%, 12/10/2054	—	—	92,000	—	92,000	—	—	95,037	—	95,037
CFCRE Commercial Mortgage Trust, Series 2016-C3 XA, 1.091%, 01/10/48 (l)	—	—	993,021	—	993,021	—	—	71,940	—	71,940
Citigroup Commercial Mortgage Trust, Series 2016-P4 A4, 2.902%, 07/10/2049	—	—	89,000	—	89,000	—	—	86,107	—	86,107
Citigroup Commercial Mortgage Trust, Series 2016-SMPL D, 3.520%, 09/10/2031	—	—	91,000	—	91,000	—	—	87,966	—	87,966
Citigroup Commercial Mortgage Trust, Series 2015-GC35 XA, 0.903%, 11/10/48 (l)	—	—	844,959	—	844,959	—	—	44,586	—	44,586
Citigroup Commercial Mortgage Trust, Series 2016-P4 XA, 2.016%, 07/10/49 (l)	—	—	997,806	—	997,806	—	—	133,125	—	133,125
Citigroup Commercial Mortgage Trust, Series 2016-P6 A5, 3.720%, 12/10/49 (l)	—	—	73,000	—	73,000	—	—	75,304	—	75,304
COMM Mortgage Trust, Series 2013-CR10 XA, 0.928%, 08/10/46 (l)	—	—	2,139,476	—	2,139,476	—	—	81,972	—	81,972
COMM Mortgage Trust, Series 2015-CR22 D, 4.126%, 03/10/48 (l)§	—	—	140,000	—	140,000	—	—	109,895	—	109,895
COMM Mortgage Trust, Series 2015-CR23 D, 4.256%, 05/10/48 (l)	—	—	140,000	—	140,000	—	—	100,295	—	100,295
COMM Mortgage Trust, Series 2015-CR26 B, 4.495%, 10/10/48 (l)	—	—	100,000	—	100,000	—	—	104,094	—	104,094
COMM Mortgage Trust, Series 2015-CR26 XA, 1.056%, 10/10/48 (l)	—	—	1,290,494	—	1,290,494	—	—	82,347	—	82,347
COMM Mortgage Trust, Series 2015-LC23 C, 4.646%, 10/10/53 (l)	—	—	64,000	—	64,000	—	—	61,393	—	61,393
COMM Mortgage Trust, Series 2016-CR28 C, 4.647%, 02/10/49 (l)	—	—	73,000	—	73,000	—	—	70,662	—	70,662
COMM Mortgage Trust, Series 2016-DC2 XA, 1.077%, 02/10/49 (l)	—	—	994,709	—	994,709	—	—	67,324	—	67,324
Commercial Mortgage Trust, Series 2007-GG9 AMFX, 5.475%, 03/10/2039	—	—	89,888	—	89,888	—	—	89,787	—	89,787
Commercial Mortgage Trust, Series 2007-GG11 AJ, 6.032%, 12/10/49 (l)	—	—	140,000	—	140,000	—	—	139,789	—	139,789
Cosmopolitan Hotel Trust, Series 2016-CSMO C, 3.354%, 11/15/33 (l)§	—	—	70,000	—	70,000	—	—	70,260	—	70,260

69

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
Credit Suisse Commercial Mortgage Trust, Series 2007-C4 A1AM, 5.935%, 09/15/39 (l)	—	—	140,000	—	140,000	—	—	141,067	—	141,067
CSAIL Commercial Mortgage Trust, Series 2015-C1 XA, 0.958%, 04/15/50 (l)	—	—	1,536,832	—	1,536,832	—	—	84,873	—	84,873
Csail Commercial Mortgage Trust, Series 2015-C2 AS, 3.849%, 06/15/57 (l)	—	—	140,000	—	140,000	—	—	142,405	—	142,405
CSAIL Commercial Mortgage Trust, Series 2015-C4 C, 4.585%, 11/15/48 (l)	—	—	64,000	—	64,000	—	—	61,576	—	61,576
FHLMC Multifamily Structured Pass Through Certificates, Series K722 X1, 1.311%, 03/25/23 (l)	—	—	998,173	—	998,173	—	—	65,670	—	65,670
FNMA, Series 2016-M3 A2, 2.702%, 02/25/2026	—	—	67,000	—	67,000	—	—	65,768	—	65,768
GE Commercial Mortgage Corp. Trust, Series 2007-C1 AM, 5.606%, 12/10/49 (l)	—	—	85,700	—	85,700	—	—	85,558	—	85,558
GS Mortgage Securities Corp. II, Series 2013-GC10 XA, 1.595%, 02/10/46 (l)	—	—	1,442,614	—	1,442,614	—	—	104,514	—	104,514
GS Mortgage Securities Trust, Series 2014-GC20 XA, 1.157%, 04/10/47 (l)	—	—	1,933,307	—	1,933,307	—	—	108,456	—	108,456
GS Mortgage Securities Trust, Series 2014-GC26 D, 4.511%, 11/10/47 (l)§	—	—	43,000	—	43,000	—	—	34,676	—	34,676
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9 AM, 5.372%, 05/15/2047	—	—	105,150	—	105,150	—	—	105,217	—	105,217
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2 B, 3.459%, 08/15/2049	—	—	28,000	—	28,000	—	—	27,506	—	27,506
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2007-C1 AM, 6.055%, 02/15/51 (l)	—	—	140,000	—	140,000	—	—	141,647	—	141,647
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11 AM, 5.753%, 06/15/49 (l)	—	—	91,000	—	91,000	—	—	91,869	—	91,869
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12 AM, 6.039%, 02/15/51 (l)	—	—	100,000	—	100,000	—	—	102,119	—	102,119
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX AM, 5.464%, 01/15/49 (l)	—	—	91,400	—	91,400	—	—	90,343	—	90,343
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1 XA, 1.151%, 01/15/49 (l)	—	—	993,851	—	993,851	—	—	59,253	—	59,253
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2 C, 3.796%, 08/15/49 (l)	—	—	22,000	—	22,000	—	—	20,994	—	20,994
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2 XA, 1.866%, 08/15/49 (l)	—	—	293,354	—	293,354	—	—	39,028	—	39,028
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WPT E, 5.704%, 10/15/33 (l)§	—	—	92,000	—	92,000	—	—	92,187	—	92,187
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21 XA, 1.094%, 08/15/47 (l)	—	—	1,431,346	—	1,431,346	—	—	85,600	—	85,600
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32 C, 4.668%, 11/15/48 (l)	—	—	105,000	—	105,000	—	—	95,588	—	95,588

70

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1 C, 4.905%, 03/15/49 (l)	—	—	66,000	—	66,000	—	—	65,758	—	65,758
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2 XA, 1.713%, 06/15/49 (l)	—	—	997,187	—	997,187	—	—	101,577	—	101,577
LB-UBS Commercial Mortgage Trust, Series 2007-C1 AJ, 5.484%, 02/15/2040	—	—	65,000	—	65,000	—	—	65,031	—	65,031
LB-UBS Commercial Mortgage Trust, Series 2007-C2 AM, 5.493%, 02/15/40 (l)	—	—	59,000	—	59,000	—	—	59,403	—	59,403
LSTAR Commercial Mortgage Trust, Series 2016-4 C, 4.549%, 03/10/49 (l)§	—	—	72,000	—	72,000	—	—	66,182	—	66,182
ML-CFC Commercial Mortgage Trust, Series 2007-5 AM, 5.419%, 08/12/2048	—	—	72,191	—	72,191	—	—	72,190	—	72,190
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19 C, 4.000%, 12/15/2047	—	—	125,000	—	125,000	—	—	111,931	—	111,931
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20 C, 4.462%, 02/15/48 (l)	—	—	125,000	—	125,000	—	—	116,110	—	116,110
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26 D, 3.060%, 10/15/48	—	—	100,000	—	100,000	—	—	69,302	—	69,302
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32 A4, 3.720%, 12/15/2049	—	—	76,000	—	76,000	—	—	77,783	—	77,783
Morgan Stanley Capital I Trust, Series 2007-HQ11 AJ, 5.508%, 02/12/44 (l)	—	—	64,000	—	64,000	—	—	64,000	—	64,000
Morgan Stanley Capital I Trust, Series 2015-UBS8 XA, 0.975%, 12/15/48 (l)	—	—	1,091,250	—	1,091,250	—	—	68,859	—	68,859
Morgan Stanley Capital I Trust, Series 2015-XLF2 AFSC, 3.704%, 08/15/26 (l)	—	—	65,000	—	65,000	—	—	64,918	—	64,918
Morgan Stanley Capital I Trust, Series 2016-UB11 XA, 1.683%, 08/15/49 (l)	—	—	994,868	—	994,868	—	—	104,969	—	104,969
MSCG Trust, Series 2016-SNR C, 5.205%, 11/15/34	—	—	92,000	—	92,000	—	—	91,940	—	91,940
SG Commercial Mortgage Securities Trust, Series 2016-C5 XA, 2.032%, 10/10/48 (l)	—	—	643,683	—	643,683	—	—	80,813	—	80,813
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16 D, 3.938%, 08/15/50	—	—	150,000	—	150,000	—	—	114,790	—	114,790
Wells Fargo Commercial Mortgage Trust, Series 2015-C28 C, 4.136%, 05/15/48 (l)	—	—	140,000	—	140,000	—	—	125,887	—	125,887
Wells Fargo Commercial Mortgage Trust, Series 2015-C31 C, 4.611%, 11/15/48 (l)	—	—	105,000	—	105,000	—	—	104,477	—	104,477
Wells Fargo Commercial Mortgage Trust, Series 2015-C31 XA, 1.112%, 11/15/48 (l)	—	—	1,239,718	—	1,239,718	—	—	86,491	—	86,491
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22 C, 4.540%, 09/15/58 (l)	—	—	50,000	—	50,000	—	—	49,553	—	49,553
Wells Fargo Commercial Mortgage Trust, Series 2015-P2 A4, 3.809%, 12/15/2048	—	—	66,000	—	66,000	—	—	68,919	—	68,919

71

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
Wells Fargo Commercial Mortgage Trust, Series 2015-P2 XA, 1.029%, 12/15/48 (l)	—	—	995,305	—	995,305	—	—	62,503	—	62,503
Wells Fargo Commercial Mortgage Trust, Series 2016-C32 C, 4.721%, 01/15/59 (l)	—	—	51,000	—	51,000	—	—	47,666	—	47,666
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6 XA, 1.663%, 11/15/49 (l)	—	—	998,576	—	998,576	—	—	105,815	—	105,815
WFRBS Commercial Mortgage Trust, Series 2014-C21 XA, 1.157%, 08/15/47 (l)	—	—	2,925,034	—	2,925,034	—	—	173,852	—	173,852

Total Commercial Mortgage-Backed Securities						—	—	5,728,643	—	5,728,643

Convertible Bond (0.0%)
SandRidge Energy, Inc	—	—	1,130	—	1,130	—	—	1,408	—	1,408

Total Convertible Bond						—	—	1,408	—	1,408

Corporate Bonds (20.9%)
Consumer Discretionary (1.5%)
Auto Components (0.2%)
Allison Transmission, Inc., 5.000%, 10/01/24§	—	—	10,000	—	10,000	—	—	10,125	—	10,125
American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	—	—	25,000	—	25,000	—	—	25,733	—	25,733
Dana, Inc., 5.500%, 12/15/2024	—	—	15,000	—	15,000	—	—	15,375	—	15,375
Delphi Automotive plc, 4.250%, 01/15/2026	—	—	8,000	—	8,000	—	—	8,278	—	8,278
Delphi Corp., 4.150%, 03/15/2024	—	—	60,000	—	60,000	—	—	62,040	—	62,040
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	—	—	25,000	—	25,000	—	—	25,750	—	25,750

								147,301		147,301

Automobiles (0.1%)
Ford Motor Co., 7.450%, 07/16/2031	—	—	65,000	—	65,000	—	—	81,268	—	81,268

Diversified Consumer Services (0.0%)
ServiceMaster Co. LLC (The), 5.125%, 11/15/24	—	—	10,000	—	10,000	—	—	10,175	—	10,175

Hotels, Restaurants & Leisure (0.2%)
ESH Hospitality, Inc., 5.250%, 05/01/25	—	—	25,000	—	25,000	—	—	24,875	—	24,875
GLP Capital LP, 5.375%, 04/15/2026	—	—	10,000	—	10,000	—	—	10,410	—	10,410
Hilton Domestic Operating Co., Inc., 4.250%, 09/01/24	—	—	20,000	—	20,000	—	—	19,400	—	19,400
Jack Ohio Finance LLC, 6.750%, 11/15/21	—	—	20,000	—	20,000	—	—	20,250	—	20,250
MGM Resorts International, 4.625%, 09/01/2026	—	—	15,000	—	15,000	—	—	14,475	—	14,475
NCL Corp. Ltd., (b) 4.750%, 12/15/21	—	—	20,000	—	20,000	—	—	19,988	—	19,988
Pinnacle Entertainment, Inc. 5.625%, 5/1/24§	—	—	20,000	—	20,000	—	—	20,026	—	20,026
Sabre GLBL, Inc., 5.250%, 11/15/23	—	—	15,000	—	15,000	—	—	15,403	—	15,403
Scientific Games International, Inc., 7.000%, 01/01/22	—	—	10,000	—	10,000	—	—	10,725	—	10,725
Station Casinos LLC, 7.500%, 03/01/2021	—	—	15,000	—	15,000	—	—	15,712	—	15,712
Viking Cruises Ltd., 8.500%, 10/15/22	—	—	25,000	—	25,000	—	—	25,938	—	25,938

								197,202		197,202

Household Durables (0.0%)
Newell Brands, Inc., 3.150%, 04/01/2021	—	—	15,000	—	15,000	—	—	15,219	—	15,219

Internet & Direct Marketing Retail (0.0%)
Amazon.com, Inc., 3.800%, 12/05/2024	—	—	30,000	—	30,000	—	—	31,448	—	31,448

72

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/ DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
Media (0.7%)
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	—	—	10,000	—	10,000	—	—	10,225	—	10,225
Cengage Learning, Inc., 9.500%, 06/15/24	—	—	15,000	—	15,000	—	—	13,275	—	13,275
Cequel Communications Holdings I LLC, 6.375%, 09/15/2020	—	—	25,000	—	25,000	—	—	25,719	—	25,719
Comcast Corp., 4.200%, 08/15/2034	—	—	15,000	—	15,000	—	—	15,329	—	15,329
Comcast Corp., 4.400%, 08/15/2035	—	—	50,000	—	50,000	—	—	52,442	—	52,442
CSC Holdings LLC, 5.250%, 06/01/2024	—	—	10,000	—	10,000	—	—	9,725	—	9,725
CSC Holdings LLC, 5.500%, 04/15/27 (b)§	—	—	10,000	—	10,000	—	—	10,125	—	10,125
Globo Comunicacao e Participacoes S.A., 5.307%, 05/11/22 (e)(m)	—	—	200,000	—	200,000	—	—	199,000	—	199,000
Gray Television, Inc., 5.875%, 07/15/26 (b)§	—	—	15,000	—	15,000	—	—	14,887	—	14,887
Gray Television, Inc., 5.125%, 10/15/24	—	—	10,000	—	10,000	—	—	9,725	—	9,725
Live Nation Entertainment, Inc., 4.875%, 11/01/24	—	—	20,000	—	20,000	—	—	20,000	—	20,000
Nexstar Escrow Corp., 5.625%, 08/01/24	—	—	15,000	—	15,000	—	—	14,850	—	14,850
Omnicom Group, Inc., 3.600%, 04/15/2026	—	—	70,000	—	70,000	—	—	69,299	—	69,299
Sinclair Television Group, Inc., 5.625%, 08/01/24	—	—	25,000	—	25,000	—	—	25,500	—	25,500
Sirius XM Radio, Inc., 5.375%, 07/15/26	—	—	25,000	—	25,000	—	—	24,438	—	24,438
TEGNA, Inc., 4.875%, 09/15/21	—	—	25,000	—	25,000	—	—	25,500	—	25,500
WMG Acquisition Corp., 6.750%, 04/15/22	—	—	20,000	—	20,000	—	—	21,075	—	21,075

								561,114		561,114

Multiline Retail (0.0%)
Dollar Tree, Inc., 5.750%, 03/01/2023	—	—	10,000	—	10,000	—	—	10,575	—	10,575

Specialty Retail (0.2%)
Asbury Automotive Group, Inc., 6.000%, 12/15/2024	—	—	15,000	—	15,000	—	—	15,337	—	15,337
Home Depot, Inc. (The), 3.350%, 09/15/2025	—	—	36,000	—	36,000	—	—	36,871	—	36,871
Home Depot, Inc. (The), 3.000%, 04/01/2026	—	—	30,000	—	30,000	—	—	29,870	—	29,870
PetSmart, Inc., 7.125%, 03/15/23	—	—	20,000	—	20,000	—	—	20,400	—	20,400
Sally Holdings LLC, 5.750%, 06/01/2022	—	—	25,000	—	25,000	—	—	25,969	—	25,969

								128,447		128,447

Textiles, Apparel & Luxury Goods (0.0%)
Levi Strauss & Co., 5.000%, 05/01/2025	—	—	15,000	—	15,000	—	—	15,000	—	15,000

Total Consumer Discretionary						—	—	1,197,749	—	1,197,749

Consumer Staples (1.9%)
Beverages (0.5%)
Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/2046	—	—	30,000	—	30,000	—	—	32,485	—	32,485
Central American Bottling Corp., 6.750%, 02/09/22 (m)	—	—	200,000	—	200,000	—	—	204,000	—	204,000
Coca-Cola Co. (The), 1.875%, 10/27/2020	—	—	15,000	—	15,000	—	—	14,879	—	14,879
Coca-Cola Co. (The), 1.550%, 09/01/2021	—	—	60,000	—	60,000	—	—	58,153	—	58,153
PepsiCo, Inc., 3.450%, 10/06/2046	—	—	80,000	—	80,000	—	—	72,352	—	72,352

								381,869		381,869

73

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
Food & Staples Retailing (0.5%)
Albertsons Cos. LLC, 5.750%, 03/15/25	—	—	15,000	—	15,000	—	—	14,887	—	14,887
Cencosud SA, 5.150%, 02/12/25 (m)	—	—	200,000	—	200,000	—	—	201,250	—	201,250
CVS Health Corp., 2.875%, 06/01/2026	—	—	40,000	—	40,000	—	—	38,071	—	38,071
Kroger Co. (The), 3.400%, 04/15/2022	—	—	85,000	—	85,000	—	—	86,837	—	86,837
Rite Aid Corp., 6.125%, 04/01/23	—	—	20,000	—	20,000	—	—	21,500	—	21,500

								362,545		362,545

Food Products (0.8%)
JBS USA LUX SA, 5.750%, 06/15/25	—	—	15,000	—	15,000	—	—	15,277	—	15,277
Kraft Heinz Foods Co., 1.600%, 06/30/2017	—	—	35,000	—	35,000	—	—	35,011	—	35,011
Kraft Heinz Foods Co., 2.000%, 07/02/2018	—	—	40,000	—	40,000	—	—	39,999	—	39,999
Marfrig Holdings Europe BV, 8.000%, 06/08/23	—	—	200,000	—	200,000	—	—	206,000	—	206,000
Minerva Luxembourg S.A., 8.750%, 04/03/19 (l)(m)(y)	—	—	200,000	—	200,000	—	—	205,250	—	205,250
Pilgrim’s Pride Corp., 5.750%, 03/15/25	—	—	25,000	—	25,000	—	—	25,000	—	25,000
TreeHouse Foods, Inc., 6.000%, 02/15/24	—	—	10,000	—	10,000	—	—	10,475	—	10,475
Tyson Foods, Inc., 3.950%, 08/15/2024	—	—	135,000	—	135,000	—	—	138,235	—	138,235

								675,247		675,247

Household Products (0.0%)
Kronos Acquisition Holdings, Inc., 9.000%, 08/15/23 (b)§	—	—	10,000	—	10,000	—	—	10,000	—	10,000
Spectrum Brands, Inc., 5.750%, 07/15/2025	—	—	25,000	—	25,000	—	—	25,875	—	25,875

								35,875		35,875

Personal Products (0.0%)
Revlon Consumer Products Corp., 5.750%, 02/15/2021	—	—	15,000	—	15,000	—	—	15,113	—	15,113
Revlon Consumer Products Corp., 6.250%, 08/01/2024	—	—	5,000	—	5,000	—	—	5,150	—	5,150

								20,263		20,263

Tobacco (0.1%)
Reynolds American, Inc., 4.000%, 06/12/2022	—	—	65,000	—	65,000	—	—	67,732	—	67,732

Total Consumer Staples						—	—	1,543,531	—	1,543,531

Energy (2.3%)
Energy Equipment & Services (0.0%)
Schlumberger Holdings Corp., 2.350%, 12/21/18	—	—	35,000	—	35,000	—	—	35,299	—	35,299

Oil, Gas & Consumable Fuels (2.2%)
Apache Corp., 4.750%, 04/15/2043	—	—	40,000	—	40,000	—	—	40,818	—	40,818
BP Capital Markets plc, 3.017%, 01/16/2027	—	—	25,000	—	25,000	—	—	24,138	—	24,138
BP Capital Markets plc, 3.723%, 11/28/2028	—	—	45,000	—	45,000	—	—	45,415	—	45,415
Chevron Corp., 1.790%, 11/16/2018	—	—	23,000	—	23,000	—	—	23,056	—	23,056
Chevron Corp., 1.561%, 05/16/2019	—	—	45,000	—	45,000	—	—	44,790	—	44,790
Cosan Overseas Ltd., 8.250%, 02/05/17 (m)(y)	—	—	300,000	—	300,000	—	—	298,277	—	298,277
Delek & Avner Tamar Bond Ltd., 4.435%, 12/30/20	—	—	200,000	—	200,000	—	—	203,000	—	203,000
Energy Transfer Equity LP, 5.500%, 06/01/2027	—	—	15,000	—	15,000	—	—	14,625	—	14,625

74

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
Energy Transfer Partners LP, 4.750%, 01/15/2026	—	—	65,000	—	65,000	—	—	67,002	—	67,002
EOG Resources, Inc., 4.150%, 01/15/2026	—	—	40,000	—	40,000	—	—	42,021	—	42,021
Extraction Oil & Gas Holdings LLC, 7.875%, 07/15/21	—	—	10,000	—	10,000	—	—	10,619	—	10,619
Kinder Morgan Energy Partners LP, 6.950%, 01/15/2038	—	—	50,000	—	50,000	—	—	57,976	—	57,976
Memorial Production Partners LP, 6.875%, 08/01/2022	—	—	35,000	—	35,000	—	—	16,625	—	16,625
National Gas Co. of Trinidad & Tobago Ltd., 6.050%, 01/15/36 (m)	—	—	100,000	—	100,000	—	—	102,750	—	102,750
NGL Energy Partners LP, 7.500%, 11/01/23§	—	—	10,000	—	10,000	—	—	10,325	—	10,325
Noble Holding International Ltd., 7.750%, 01/15/2024	—	—	5,000	—	5,000	—	—	4,703	—	4,703
Occidental Petroleum Corp., 3.400%, 04/15/2026	—	—	15,000	—	15,000	—	—	15,075	—	15,075
ONGC Videsh Vankorneft Pte. Ltd., 3.750%, 07/27/26 (m)	—	—	250,000	—	250,000	—	—	238,048	—	238,048
PDC Energy, Inc., 6.125%, 09/15/24§	—	—	5,000	—	5,000	—	—	5,112	—	5,112
Phillips 66, 5.875%, 05/01/2042	—	—	19,000	—	19,000	—	—	22,491	—	22,491
Phillips 66, 4.875%, 11/15/2044	—	—	10,000	—	10,000	—	—	10,425	—	10,425
Reliance Holding USA, Inc., 5.400%, 02/14/22 (m)	—	—	250,000	—	250,000	—	—	269,512	—	269,512
Sanchez Energy Corp., 6.125%, 01/15/2023	—	—	10,000	—	10,000	—	—	9,500	—	9,500
SandRidge Energy, Inc., 8.750%, 06/01/20†(h)	—	—	5,000	—	5,000	—	—	—	—	—
Sinopec Group Overseas Development 2016 Ltd., 2.000%, 09/29/21§	—	—	200,000	—	200,000	—	—	190,185	—	190,185
Targa Resources Partners LP, 5.375%, 02/01/27 (b)§	—	—	10,000	—	10,000	—	—	9,900	—	9,900
Williams Partners LP, 4.875%, 03/15/2024	—	—	20,000	—	20,000	—	—	20,073	—	20,073

								1,796,461		1,796,461

Total Energy						—	—	1,831,760	—	1,831,760

Financials (6.9%)
Banks (5.1%)
Agromercantil Senior Trust, 6.250%, 04/10/19 (m)	—	—	200,000	—	200,000	—	—	205,250	—	205,250
Australia & New Zealand Banking Group Ltd./New York, 4.875%, 01/12/21§	—	—	100,000	—	100,000	—	—	108,356	—	108,356
Banco de Credito del Peru, 2.250%, 10/25/19§	—	—	200,000	—	200,000	—	—	197,250	—	197,250
Banco de Reservas de la Republica Dominicana, 7.000%, 02/01/23§	—	—	200,000	—	200,000	—	—	200,327	—	200,327
Banco GNB Sudameris S.A., 7.500%, 07/30/22 (m)	—	—	200,000	—	200,000	—	—	209,000	—	209,000
Banco Nacional de Costa Rica, 4.875%, 11/01/18 (m)	—	—	200,000	—	200,000	—	—	201,250	—	201,250
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 4.125%, 11/09/22 (m)	—	—	200,000	—	200,000	—	—	200,000	—	200,000
Bank of America Corp., 2.000%, 01/11/2018	—	—	55,000	—	55,000	—	—	55,113	—	55,113
Bank of America Corp., 2.503%, 10/21/2022	—	—	55,000	—	55,000	—	—	53,038	—	53,038
Bank of Montreal, 1.900%, 08/27/2021	—	—	70,000	—	70,000	—	—	67,795	—	67,795
BB&T Corp., 2.450%, 01/15/2020	—	—	60,000	—	60,000	—	—	60,357	—	60,357
BB&T Corp., 2.050%, 05/10/2021	—	—	55,000	—	55,000	—	—	53,928	—	53,928
Citigroup, Inc., 2.700%, 03/30/2021	—	—	105,000	—	105,000	—	—	104,373	—	104,373
Corp. Group Banking SA, 6.750%, 03/15/23 (m)	—	—	250,000	—	250,000	—	—	237,188	—	237,188

75

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
Global Bank Corp., 5.125%, 10/30/19 (m)	—	—	200,000	—	200,000	—	—	203,859	—	203,859
Grupo Aval Ltd., 4.750%, 09/26/22 (m)	—	—	200,000	—	200,000	—	—	195,500	—	195,500
Grupo Elektra SAB de CV, 7.250%, 08/06/18 (m)	—	—	91,000	—	91,000	—	—	91,114	—	91,114
Industrial Senior Trust, 5.500%, 11/01/22 (m)	—	—	200,000	—	200,000	—	—	192,355	—	192,355
JPMorgan Chase & Co., 4.250%, 10/01/2027	—	—	65,000	—	65,000	—	—	66,750	—	66,750
JPMorgan Chase & Co., 2.972%, 01/15/2023	—	—	70,000	—	70,000	—	—	69,711	—	69,711
Malayan Banking Bhd., 3.250%, 09/20/22 (l)(m)	—	—	200,000	—	200,000	—	—	200,850	—	200,850
MUFG Americas Holdings Corp., 1.625%, 02/09/2018	—	—	60,000	—	60,000	—	—	59,734	—	59,734
MUFG Americas Holdings Corp., 2.250%, 02/10/2020	—	—	10,000	—	10,000	—	—	10,005	—	10,005
Oversea-Chinese Banking Corp., Ltd., 4.000%, 10/15/24 (l)(m)	—	—	200,000	—	200,000	—	—	205,250	—	205,250
PNC Financial Services Group, Inc. (The), 3.300%, 03/08/2022	—	—	65,000	—	65,000	—	—	66,907	—	66,907
Royal Bank of Canada, 2.500%, 01/19/2021	—	—	15,000	—	15,000	—	—	15,010	—	15,010
Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/2021	—	—	65,000	—	65,000	—	—	65,377	—	65,377
Sumitomo Mitsui Financial Group, Inc., 2.058%, 07/14/2021	—	—	50,000	—	50,000	—	—	48,319	—	48,319
Toronto-Dominion Bank (The), 1.800%, 07/13/2021	—	—	105,000	—	105,000	—	—	101,590	—	101,590
United Overseas Bank Ltd., 3.750%, 09/19/24 (l)(m)	—	—	200,000	—	200,000	—	—	203,820	—	203,820
Wells Fargo & Co., 3.000%, 04/22/2026	—	—	55,000	—	55,000	—	—	52,487	—	52,487
Wells Fargo & Co., 3.000%, 10/23/2026	—	—	50,000	—	50,000	—	—	47,473	—	47,473
Wells Fargo & Co., 3.550%, 09/29/2025	—	—	35,000	—	35,000	—	—	34,914	—	34,914
Westpac Banking Corp., 2.600%, 11/23/2020	—	—	60,000	—	60,000	—	—	60,192	—	60,192
Westpac Banking Corp., 2.000%, 08/19/2021	—	—	10,000	—	10,000	—	—	9,692	—	9,692

								3,954,134		3,954,134

Capital Markets (0.7%)
Goldman Sachs Group, Inc. (The), 2.350%, 11/15/2021	—	—	80,000	—	80,000	—	—	77,358	—	77,358
Israel Electric Corp. Ltd., 5.000%, 11/12/24 (m)	—	—	200,000	—	200,000	—	—	207,500	—	207,500
Morgan Stanley, 3.875%, 01/27/2026	—	—	40,000	—	40,000	—	—	40,491	—	40,491
Morgan Stanley, 2.500%, 04/21/2021	—	—	25,000	—	25,000	—	—	24,684	—	24,684
Morgan Stanley, 2.625%, 11/17/2021	—	—	45,000	—	45,000	—	—	44,279	—	44,279
Morgan Stanley, 3.125%, 07/27/2026	—	—	30,000	—	30,000	—	—	28,603	—	28,603
S&P Global, Inc., 4.400%, 02/15/2026	—	—	30,000	—	30,000	—	—	31,758	—	31,758
State Street Corp., 3.550%, 08/18/2025	—	—	45,000	—	45,000	—	—	45,985	—	45,985
State Street Corp., 2.650%, 05/19/2026	—	—	25,000	—	25,000	—	—	23,669	—	23,669

								524,327		524,327

Consumer Finance (0.5%)
Ally Financial, Inc., 4.125%, 03/30/2020	—	—	75,000	—	75,000	—	—	75,563	—	75,563
American Express Credit Corp., 2.250%, 08/15/2019	—	—	35,000	—	35,000	—	—	35,236	—	35,236
American Express Credit Corp., 2.250%, 05/05/2021	—	—	105,000	—	105,000	—	—	103,718	—	103,718

76

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
General Motors Financial Co., Inc., 3.200%, 07/13/2020	—	—	30,000	—	30,000	—	—	30,036	—	30,036
General Motors Financial Co., Inc., 2.400%, 05/09/2019	—	—	55,000	—	55,000	—	—	54,742	—	54,742
General Motors Financial Co., Inc., 3.200%, 07/06/2021	—	—	20,000	—	20,000	—	—	19,684	—	19,684
Synchrony Financial, 3.000%, 08/15/2019	—	—	65,000	—	65,000	—	—	65,600	—	65,600

								384,579		384,579

Diversified Financial Services (0.4%)
Guanay Finance Ltd., 6.000%, 12/15/20 (m)	—	—	205,771	—	205,771	—	—	206,903	—	206,903
National Rural Utilities Cooperative Finance Corp., 2.000%, 01/27/2020	—	—	55,000	—	55,000	—	—	54,715	—	54,715
Nationstar Mortgage LLC, 6.500%, 07/01/2021	—	—	10,000	—	10,000	—	—	10,125	—	10,125
Shell International Finance BV, 1.375%, 05/10/2019	—	—	70,000	—	70,000	—	—	69,131	—	69,131

								340,874		340,874

Insurance (0.2%)
Liberty Mutual Group, Inc., 6.500%, 05/01/2042	—	—	80,000	—	80,000	—	—	94,233	—	94,233
TIAA Asset Management Finance Co. LLC, 2.950%, 11/01/2019	—	—	70,000	—	70,000	—	—	71,034	—	71,034

								165,267		165,267

Total Financials						—	—	5,369,181	—	5,369,181

Health Care (1.8%)
Biotechnology (0.1%)
AbbVie, Inc., 4.700%, 05/14/2045	—	—	76,000	—	76,000	—	—	74,543	—	74,543
Celgene Corp., 3.875%, 08/15/2025	—	—	35,000	—	35,000	—	—	35,513	—	35,513

								110,056		110,056

Health Care Equipment & Supplies (0.1%)
Zimmer Biomet Holdings, Inc., 1.450%, 04/01/2017	—	—	55,000	—	55,000	—	—	54,994	—	54,994
Zimmer Biomet Holdings, Inc., 2.700%, 04/01/2020	—	—	15,000	—	15,000	—	—	14,963	—	14,963

								69,957		69,957

Health Care Providers & Services (0.8%)
Acadia Healthcare Co., Inc., 5.625%, 02/15/2023	—	—	20,000	—	20,000	—	—	20,000	—	20,000
Air Medical Group Holdings, Inc., 6.375%, 05/15/23§	—	—	30,000	—	30,000	—	—	28,800	—	28,800
Anthem, Inc., 2.300%, 07/15/2018	—	—	70,000	—	70,000	—	—	70,347	—	70,347
Cardinal Health, Inc., 1.950%, 06/15/2018	—	—	70,000	—	70,000	—	—	70,111	—	70,111
Centene Corp., 5.625%, 02/15/2021	—	—	10,000	—	10,000	—	—	10,514	—	10,514
Centene Corp., 4.750%, 01/15/2025	—	—	20,000	—	20,000	—	—	19,525	—	19,525
DJO Finco, Inc., 8.125%, 06/15/21§	—	—	5,000	—	5,000	—	—	4,337	—	4,337
Envision Healthcare Corp., 6.250%, 12/01/24§	—	—	25,000	—	25,000	—	—	26,437	—	26,437
Express Scripts Holding Co., 4.500%, 02/25/2026	—	—	30,000	—	30,000	—	—	30,877	—	30,877
Express Scripts Holding Co., 3.400%, 03/01/2027	—	—	25,000	—	25,000	—	—	23,218	—	23,218
HCA, Inc., 5.875%, 02/15/2026 (x)	—	—	10,000	—	10,000	—	—	10,310	—	10,310
Laboratory Corp. of America Holdings, 2.500%, 11/01/2018	—	—	70,000	—	70,000	—	—	70,695	—	70,695
Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	—	—	70,000	—	70,000	—	—	69,492	—	69,492
LifePoint Health, Inc., 5.375%, 05/01/24§	—	—	10,000	—	10,000	—	—	9,770	—	9,770

77

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
MPH Acquisition Holdings LLC, 7.125%, 06/01/24§	—	—	30,000	—	30,000	—	—	31,578	—	31,578
RegionalCare Hospital Partners Holdings, Inc., 8.250%, 05/01/23§	—	—	10,000	—	10,000	—	—	9,957	—	9,957
Select Medical Corp., 6.375%, 06/01/2021 (x)	—	—	30,000	—	30,000	—	—	30,000	—	30,000
Team Health, Inc., 7.250%, 12/15/23§	—	—	10,000	—	10,000	—	—	11,375	—	11,375
Tenet Healthcare Corp., 6.750%, 06/15/2023	—	—	30,000	—	30,000	—	—	26,475	—	26,475
UnitedHealth Group, Inc., 4.200%, 01/15/2047	—	—	70,000	—	70,000	—	—	70,658	—	70,658
Vizient, Inc., 10.375%, 03/01/2024	—	—	15,000	—	15,000	—	—	16,988	—	16,988

								661,464		661,464

Health Care Technology (0.0%)
Quintiles IMS, Inc., 4.875%, 05/15/23§	—	—	15,000	—	15,000	—	—	15,201	—	15,201

Life Sciences Tools & Services (0.1%)
Thermo Fisher Scientific, Inc., 3.300%, 02/15/2022	—	—	100,000	—	100,000	—	—	100,815	—	100,815

Pharmaceuticals (0.6%)
Actavis Funding SCS, 2.350%, 03/12/2018	—	—	69,000	—	69,000	—	—	69,323	—	69,323
AstraZeneca plc, 2.375%, 11/16/2020	—	—	80,000	—	80,000	—	—	80,344	—	80,344
Eli Lilly & Co., 3.700%, 03/01/2045	—	—	50,000	—	50,000	—	—	47,155	—	47,155
Endo Finance LLC, 5.875%, 01/15/23§	—	—	20,000	—	20,000	—	—	16,950	—	16,950
inVentiv Group Holdings, Inc., 7.500%, 10/01/24§	—	—	15,000	—	15,000	—	—	15,778	—	15,778
Mylan NV, 3.150%, 06/15/21§	—	—	70,000	—	70,000	—	—	69,239	—	69,239
Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/2023	—	—	75,000	—	75,000	—	—	71,157	—	71,157
Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/2022	—	—	65,000	—	65,000	—	—	62,562	—	62,562
Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/2023	—	—	25,000	—	25,000	—	—	23,463	—	23,463

								455,971		455,971

Total Health Care						—	—	1,413,464	—	1,413,464

Industrials (1.9%)
Aerospace & Defense (0.2%)
Boeing Co. (The), 6.875%, 03/15/2039	—	—	40,000	—	40,000	—	—	56,259	—	56,259
Lockheed Martin Corp., 4.700%, 05/15/2046	—	—	60,000	—	60,000	—	—	65,615	—	65,615
TransDigm, Inc., 6.000%, 07/15/2022	—	—	25,000	—	25,000	—	—	26,000	—	26,000

								147,874		147,874

Air Freight & Logistics (0.1%)
FedEx Corp., 4.750%, 11/15/2045	—	—	65,000	—	65,000	—	—	67,240	—	67,240

Building Products (0.0%)
Builders FirstSource, Inc., 5.625%, 09/01/2024	—	—	8,000	—	8,000	—	—	8,040	—	8,040

Commercial Services & Supplies (0.1%)
Gates Global LLC, 6.000%, 07/15/22§	—	—	25,000	—	25,000	—	—	24,437	—	24,437
Prime Security Services Borrower LLC, 9.250%, 05/15/23§	—	—	25,000	—	25,000	—	—	27,250	—	27,250
Waste Management, Inc., 4.100%, 03/01/2045	—	—	50,000	—	50,000	—	—	49,320	—	49,320

								101,007		101,007

Construction & Engineering (0.0%)
Signode Industrial Group Lux SA, 6.375%, 05/01/22§	—	—	20,000	—	20,000	—	—	19,950	—	19,950

78

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
Machinery (0.1%)
Grinding Media, Inc., 7.375%, 12/15/23 (b)§	—	—	10,000	—	10,000	—	—	10,506	—	10,506
Milacron LLC, 7.750%, 02/15/21§	—	—	35,000	—	35,000	—	—	35,962	—	35,962
Terex Corp., 6.000%, 05/15/2021	—	—	25,000	—	25,000	—	—	25,563	—	25,563

								72,031		72,031

Metals & Mining (0.0%)
Novelis Corp., 6.250%, 08/15/24§	—	—	10,000	—	10,000	—	—	10,600	—	10,600
Novelis Corp., 5.875%, 09/30/26§	—	—	5,000	—	5,000	—	—	5,050	—	5,050

								15,650		15,650

Road & Rail (0.2%)
Burlington Northern Santa Fe LLC, 4.550%, 09/01/2044	—	—	65,000	—	65,000	—	—	68,869	—	68,869
CSX Corp., 3.800%, 11/01/2046	—	—	75,000	—	75,000	—	—	68,935	—	68,935
Kenan Advantage Group, Inc. (The), 7.875%, 07/31/23§	—	—	10,000	—	10,000	—	—	10,100	—	10,100

								147,904		147,904

Trading Companies & Distributors (0.1%)
Air Lease Corp., 3.750%, 02/01/2022	—	—	65,000	—	65,000	—	—	66,544	—	66,544

Transportation Infrastructure (1.1%)
Adani Ports & Special Economic Zone Ltd., 3.500%, 07/29/20 (m)	—	—	200,000	—	200,000	—	—	198,421	—	198,421
Aeropuerto Internacional de Tocumen S.A., 5.750%, 10/09/2023	—	—	200,000	—	200,000	—	—	208,850	—	208,850
Aeropuertos Dominicanos Siglo XXI S.A., 9.750%, 11/13/19 (m)	—	—	200,000	—	200,000	—	—	208,250	—	208,250
ENA Norte Trust, 4.950%, 04/25/23 (m)	—	—	275,305	—	275,305	—	—	284,390	—	284,390

								899,911		899,911

Total Industrials						—	—	1,546,151	—	1,546,151

Information Technology (1.0%)
Communications Equipment (0.1%)
Cisco Systems, Inc., 1.850%, 09/20/2021	—	—	75,000	—	75,000	—	—	73,033	—	73,033
CommScope, Inc., 5.000%, 06/15/21§	—	—	25,000	—	25,000	—	—	25,750	—	25,750

								98,783		98,783

IT Services (0.2%)
Fidelity National Information Services, Inc., 3.625%, 10/15/2020	—	—	45,000	—	45,000	—	—	46,524	—	46,524
First Data Corp., 5.750%, 01/15/24§	—	—	15,000	—	15,000	—	—	15,431	—	15,431
First Data Corp., 7.000%, 12/01/23§	—	—	10,000	—	10,000	—	—	10,688	—	10,688
Xerox Corp., 2.950%, 03/15/2017	—	—	55,000	—	55,000	—	—	55,157	—	55,157

								127,800		127,800

Semiconductors & Semiconductor Equipment (0.2%)
Analog Devices, Inc., 2.500%, 12/05/2021	—	—	75,000	—	75,000	—	—	74,243	—	74,243
Intel Corp., 4.100%, 05/19/2046	—	—	40,000	—	40,000	—	—	39,444	—	39,444
Microsemi Corp., 9.125%, 04/15/23§	—	—	4,000	—	4,000	—	—	4,660	—	4,660
NXP BV, 4.125%, 06/01/21§	—	—	20,000	—	20,000	—	—	20,650	—	20,650

								138,997		138,997

Software (0.4%)
Genesys Telecommunications Laboratories, Inc., 10.000%, 11/30/24§	—	—	20,000	—	20,000	—	—	21,188	—	21,188
Infor U.S., Inc., 6.500%, 05/15/2022	—	—	20,000	—	20,000	—	—	20,850	—	20,850
Microsoft Corp., 4.450%, 11/03/2045	—	—	70,000	—	70,000	—	—	74,432	—	74,432
Open Text Corp., 5.875%, 06/01/26§	—	—	15,000	—	15,000	—	—	15,788	—	15,788

79

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
Oracle Corp., 4.125%, 05/15/2045	—	—	75,000	—	75,000	—	—	73,286	—	73,286
Oracle Corp., 1.900%, 09/15/2021	—	—	75,000	—	75,000	—	—	73,198	—	73,198
Solera LLC, 10.500%, 03/01/24§	—	—	15,000	—	15,000	—	—	16,875	—	16,875
Sophia LP, 9.000%, 09/30/23§	—	—	25,000	—	25,000	—	—	26,562	—	26,562

								322,179		322,179

Technology Hardware, Storage & Peripherals (0.1%)
Diamond 1 Finance Corp., 7.125%, 06/15/24§	—	—	20,000	—	20,000	—	—	22,100	—	22,100
Hewlett Packard Enterprise Co., 3.600%,	—	—	51,000	—	51,000	—	—	52,058	—	52,058
Western Digital Corp., 7.375%, 04/01/23§	—	—	5,000	—	5,000	—	—	5,500	—	5,500

								79,658		79,658

Total Information Technology						—	—	767,417	—	767,417

Materials (0.6%)
Chemicals (0.3%)
Ashland LLC, 4.750%, 08/15/2022	—	—	15,000	—	15,000	—	—	15,535	—	15,535
Grupo Idesa S.A. de C.V., 7.875%, 12/18/20 (m)	—	—	200,000	—	200,000	—	—	179,250	—	179,250
Potash Corp. of Saskatchewan, Inc., 4.000%, 12/15/2026	—	—	15,000	—	15,000	—	—	15,095	—	15,095
PQ Corp., 6.750%, 11/15/22§	—	—	15,000	—	15,000	—	—	16,050	—	16,050

								225,930		225,930

Containers & Packaging (0.1%)
Berry Plastics Corp., 5.500%, 05/15/2022	—	—	15,000	—	15,000	—	—	15,459	—	15,459
International Paper Co., 3.000%, 02/15/2027	—	—	35,000	—	35,000	—	—	32,924	—	32,924
Plastipak Holdings, Inc., 6.500%, 10/01/21§	—	—	15,000	—	15,000	—	—	15,675	—	15,675

								64,058		64,058

Metals & Mining (0.0%)
Lundin Mining Corp., 7.500%, 11/01/20§	—	—	15,000	—	15,000	—	—	15,900	—	15,900

Paper & Forest Products (0.2%)
Georgia-Pacific LLC, 3.600%, 03/01/25§	—	—	135,000	—	135,000	—	—	136,587	—	136,587

Total Materials						—	—	442,475	—	442,475

Real Estate (0.2%)
Equity Real Estate Investment Trusts (REITs) (0.2%)
Boston Properties LP (REIT), 4.125%, 05/15/2021	—	—	65,000	—	65,000	—	—	68,503	—	68,503
Equinix, Inc. (REIT), 5.875%, 01/15/2026	—	—	15,000	—	15,000	—	—	15,787	—	15,787
MGM Growth Properties Operating Partnership LP (REIT), 5.625%, 05/01/2024	—	—	5,000	—	5,000	—	—	5,225	—	5,225
Simon Property Group LP (REIT), 3.300%, 01/15/2026	—	—	70,000	—	70,000	—	—	69,610	—	69,610

Total Real Estate						—	—	159,125	—	159,125

Telecommunication Services (1.0%)
Diversified Telecommunication Services (0.5%)
British Telecommunications plc, 5.950%, 01/15/2018	—	—	100,000	—	100,000	—	—	104,172	—	104,172
CCO Holdings LLC, 5.250%, 09/30/2022	—	—	15,000	—	15,000	—	—	15,600	—	15,600

80

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
CCO Holdings LLC, 5.125%, 05/01/23§	—	—	10,000	—	10,000	—	—	10,275	—	10,275
Cincinnati Bell, Inc., 7.000%, 07/15/24§	—	—	20,000	—	20,000	—	—	21,150	—	21,150
Embarq Corp., 7.995%, 06/01/2036	—	—	15,000	—	15,000	—	—	14,100	—	14,100
Intelsat Jackson Holdings SA, 8.000%, 02/15/24 (x)§	—	—	5,000	—	5,000	—	—	5,137	—	5,137
Level 3 Communications, Inc., 5.750%, 12/01/2022	—	—	25,000	—	25,000	—	—	25,625	—	25,625
Orange SA, 2.750%, 02/06/2019	—	—	70,000	—	70,000	—	—	70,807	—	70,807
Telesat Canada, 8.875%, 11/15/24§	—	—	15,000	—	15,000	—	—	15,638	—	15,638
Verizon Communications, Inc., 4.400%, 11/01/2034	—	—	140,000	—	140,000	—	—	137,709	—	137,709

								420,213		420,213

Wireless Telecommunication Services (0.5%)
Digicel Group Ltd., 7.125%, 04/01/22 (m)	—	—	250,000	—	250,000	—	—	193,375	—	193,375
Telefonica Celular del Paraguay S.A., 6.750%, 12/13/22 (m)	—	—	200,000	—	200,000	—	—	204,500	—	204,500

								397,875		397,875

Total Telecommunication Services						—	—	818,088	—	818,088

Utilities (1.6%)
Electric Utilities (0.9%)
AES Andres BV, 7.950%, 05/11/2026	—	—	200,000	—	200,000	—	—	206,000	—	206,000
Comision Federal de Electricidad, 4.750%, 02/23/2027	—	—	200,000	—	200,000	—	—	192,000	—	192,000
Duke Energy Corp., 3.750%, 09/01/2046	—	—	25,000	—	25,000	—	—	22,525	—	22,525
Duke Energy Progress LLC, 4.150%, 12/01/2044	—	—	65,000	—	65,000	—	—	63,688	—	63,688
Exelon Corp., 3.400%, 04/15/2026	—	—	40,000	—	40,000	—	—	39,069	—	39,069
Fortis, Inc., 2.100%, 10/04/2021	—	—	70,000	—	70,000	—	—	67,584	—	67,584
Southern Co. (The), 2.450%, 09/01/2018	—	—	95,000	—	95,000	—	—	95,873	—	95,873
Southern Co. (The), 1.850%, 07/01/2019	—	—	5,000	—	5,000	—	—	4,982	—	4,982

								691,721		691,721

Gas Utilities (0.3%)
Empresa de Energia de Bogota S.A. ESP, 6.125%, 11/10/21 (m)	—	—	200,000	—	200,000	—	—	205,250	—	205,250

Independent Power and Renewable Electricity Producers (0.0%)
Calpine Corp., 5.750%, 01/15/2025 (x)	—	—	10,000	—	10,000	—	—	9,650	—	9,650
NRG Energy, Inc., 7.250%, 05/15/26§	—	—	15,000	—	15,000	—	—	14,925	—	14,925

								24,575		24,575

Multi-Utilities (0.4%)
Berkshire Hathaway Energy Co., 6.500%, 09/15/2037	—	—	76,000	—	76,000	—	—	97,868	—	97,868
Empresas Publicas de Medellin ESP, 7.625%, 07/29/19 (m)	—	—	200,000	—	200,000	—	—	223,250	—	223,250

								321,118		321,118

Total Utilities						—	—	1,242,664	—	1,242,664

Total Corporate Bonds						—	—	16,331,605	—	16,331,605

Foreign Government Securities (2.8%)
Banco de Costa Rica, 5.250%, 08/12/18 (m)	—	—	200,000	—	200,000	—	—	201,500	—	201,500
Dominican Republic, 7.500%, 05/06/21 (m)	—	—	200,000	—	200,000	—	—	216,750	—	216,750

81

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
Petroleos Mexicanos, 6.750%, 09/21/47§	—	—	35,000	—	35,000	—	—	33,024	—	33,024
Petroleos Mexicanos, 5.500%, 02/04/19 (m)	—	—	100,000	—	100,000	—	—	103,875	—	103,875
Republic of Costa Rica, 9.995%, 08/01/20 (m)	—	—	200,000	—	200,000	—	—	235,250	—	235,250
Republic of Hungary, 4.000%, 03/25/19	—	—	200,000	—	200,000	—	—	206,770	—	206,770
United Mexican States, 4.000%, 10/02/23	—	—	96,000	—	96,000	—	—	96,240	—	96,240
United Mexican States, 4.125%, 01/21/26	—	—	200,000	—	200,000	—	—	198,500	—	198,500
Republic of Panama, 5.200%, 01/30/20	—	—	200,000	—	200,000	—	—	214,750	—	214,750
Republic of Panama, 3.875%, 03/17/28	—	—	200,000	—	200,000	—	—	196,000	—	196,000
Republic of Poland, 5.125%, 04/21/21	—	—	200,000	—	200,000	—	—	218,298	—	218,298
State of Qatar, 2.375%, 06/02/21 (m)	—	—	200,000	—	200,000	—	—	195,750	—	195,750
United Mexican States, 4.750%, 03/08/44	—	—	50,000	—	50,000	—	—	45,563	—	45,563

Total Foreign Government Securities						—	—	2,162,270	—	2,162,270

Mortgage-Backed Securities (7.5%)
FHLMC, 3.000%, 07/01/2045	—	—	879,158	—	879,158	—	—	875,002	—	875,002
FHLMC, 3.000%, 08/01/2045	—	—	1,327,447	—	1,327,447	—	—	1,321,173	—	1,321,173
FNMA, 3.000%, 04/01/2045	—	—	1,154,774	—	1,154,774	—	—	1,138,219	—	1,138,219
FNMA, 3.000%, 09/01/2046	—	—	2,559,861	—	2,559,861	—	—	2,547,961	—	2,547,961

Total Mortgage-Backed Securities						—	—	5,882,355	—	5,882,355

Municipal Bonds (0.6%)
City of Houston Tx Combined Utility System Revenue Bonds, 5.000%, 11/15/2035	—	—	120,000	—	120,000	—	—	138,139	—	138,139
Los Angeles County California Metropolitan Transportation Authority Sales Tax Revenue Bonds, 5.000%, 06/01/2033	—	—	60,000	—	60,000	—	—	70,522	—	70,522
Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, 5.000%, 11/15/2034	—	—	90,000	—	90,000	—	—	105,515	—	105,515
North Texas Municipal Water District, Revenue Bonds, 5.000%, 09/01/2035	—	—	70,000	—	70,000	—	—	80,833	—	80,833
State of California, Various Purpose, General Obligations Bonds, 5.000%, 08/01/2033	—	—	70,000	—	70,000	—	—	80,023	—	80,023

Total Municipal Bonds						—	—	475,032	—	475,032

U.S. Treasury Obligations (25.4%)
U.S. Treasury Bond, 2.750%, 11/15/2042	—	—	620,000	—	620,000	—	—	585,488	—	585,488
U.S. Treasury Bond, 1.000%, 02/15/2046 TIPS	—	—	1,290,000	—	1,290,000	—	—	1,321,366	—	1,321,366
U.S. Treasury Note, 0.125%, 07/15/2024 TIPS	—	—	1,250,000	—	1,250,000	—	—	1,250,566	—	1,250,566
U.S. Treasury Note, 0.125%, 04/15/2021 TIPS	—	—	560,000	—	560,000	—	—	574,619	—	574,619
U.S. Treasury Note, 0.125%, 07/15/2026 TIPS	—	—	870,000	—	870,000	—	—	848,598	—	848,598
U.S. Treasury Note, 0.625%, 01/15/2024 TIPS	—	—	810,000	—	810,000	—	—	854,148	—	854,148
U.S. Treasury Note, 2.125%, 01/31/2021	—	—	2,250,000	—	2,250,000	—	—	2,279,751	—	2,279,751
U.S. Treasury Note, 2.250%, 03/31/2021	—	—	2,430,000	—	2,430,000	—	—	2,473,949	—	2,473,949
U.S. Treasury Note, 0.500%, 01/31/2017	—	—	510,000	—	510,000	—	—	509,953	—	509,953

82

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
U.S. Treasury Note, 1.750%, 03/31/2022	—	—	1,290,000	—	1,290,000	—	—	1,272,905	—	1,272,905
U.S. Treasury Note, 2.000%, 08/15/2025	—	—	35,000	—	35,000	—	—	33,909	—	33,909
U.S. Treasury Note, 2.125%, 05/15/2025	—	—	1,490,000	—	1,490,000	—	—	1,461,015	—	1,461,015
U.S. Treasury Note, 1.750%, 12/31/2020	—	—	60,000	—	60,000	—	—	59,978	—	59,978
U.S. Treasury Note, 1.500%, 02/28/2023	—	—	60,000	—	60,000	—	—	57,712	—	57,712
U.S. Treasury Note, 1.500%, 03/31/2023	—	—	1,230,000	—	1,230,000	—	—	1,182,241	—	1,182,241
U.S. Treasury Note, 2.000%, 11/30/2020	—	—	2,140,000	—	2,140,000	—	—	2,161,839	—	2,161,839
U.S. Treasury Notes, 1.000%, 02/15/2018	—	—	1,840,000	—	1,840,000	—	—	1,840,647	—	1,840,647
U.S. Treasury Notes, 1.000%, 05/15/2018	—	—	145,000	—	145,000	—	—	144,950	—	144,950
U.S. Treasury Notes, 0.625%, 05/31/2017	—	—	930,000	—	930,000	—	—	929,946	—	929,946

Total U.S. Treasury Obligations						—	—	19,843,580	—	19,843,580

Total Long Term Debt Securities (84.9%) (Cost $67,323,043)						—	—	66,361,268	—	66,361,268

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
COMMON STOCK:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
SandRidge Energy, Inc.*	—	—	48	—	48	—	—	1,129	—	1,129

Total Common Stock (0.0%) (Cost $1,013)						—	—	1,129	—	1,129

EXCHANGE TRADED FUNDS:
iShares Aaa - A Rated Corporate Bond Fund	—	2,380	—	—	2,380	—	122,237	—	—	122,237
iShares Emerging Markets Infrastructure Fund	1,520	3,270	—	—	4,790	42,697	91,854	—	—	134,551
iShares Floating Rate Bond Fund	12,960	1,420	—	—	14,380	657,461	72,037	—	—	729,498
iShares Global Infrastructure Fund	4,920	9,080	—	—	14,000	192,077	354,483	—	—	546,560
iShares iBoxx $ Investment Grade Corporate Bond Fund	—	1,600	—	—	1,600	—	187,488	—	—	187,488
iShares International High Yield Bond Fund	710	950	—	—	1,660	32,553	43,558	—	—	76,111
iShares International Select Dividend Fund	10,720	8,120	—	—	18,840	316,883	240,027	—	—	556,910
iShares JP Morgan USD Emerging Markets Bond Fund	980	1,020	—	—	2,000	108,016	112,424	—	—	220,440
iShares U.S. Preferred Stock Fund	—	9,040	—	—	9,040	—	336,378	—	—	336,378
PowerShares Global Short Term High Yield Bond Portfolio	210	420	—	—	630	5,132	10,265	—	—	15,397
PowerShares S&P 500 BuyWrite Portfolio	3,900	13,470	—	—	17,370	82,953	286,507	—	—	369,460
SPDR Bloomberg Barclays Short Term High Yield Bond Fund	3,070	2,370	—	—	5,440	84,978	65,602	—	—	150,580
SPDR® Nuveen S&P High Yield Municipal Bond Fund	—	2,350	—	—	2,350	—	131,530	—	—	131,530
Vanguard Short-Term Inflation-Protected Securities Fund	1,270	440	—	—	1,710	62,433	21,630	—	—	84,063
Vanguard Total International Bond Fund	1,850	170	—	—	2,020	100,436	9,229	—	—	109,665

Total Exchange Traded Funds (4.8%) (Cost $4,017,620)						1,685,619	2,085,249	—	—	3,770,868

83

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
INVESTMENT COMPANIES:
AXA Natural Resources Portfolio‡	16,630	9,903	—	—	26,533	132,252	78,753	—	—	211,005
AXA Real Estate Portfolio‡	21,094	25,505	—	—	46,599	220,920	267,120	—	—	488,040
BlackRock Global Long/Short Credit Fund, Institutional Class*	10,706	11,451	—	—	22,157	108,347	115,880	—	—	224,227
DoubleLine Floating Rate Fund‡	—	—	97,776	—	97,776	—	—	970,911	—	970,911
Eaton Vance Floating-Rate Fund, Institutional Class	4,668	18,491	—	—	23,159	41,775	165,495	—	—	207,270
EQ/Boston Advisors Equity Income Portfolio‡	68,338	100,905	—	—	169,243	393,548	581,092	—	—	974,640
EQ/Convertible Securities Portfolio‡	35,075	—	—	—	35,075	357,197	—	—	—	357,197
EQ/Core Bond Index Portfolio‡	—	23,277	—	—	23,277	—	229,209	—	—	229,209
EQ/Energy ETF Portfolio‡	18,532	9,528	—	—	28,060	137,870	70,882	—	—	208,752
EQ/Global Bond PLUS Portfolio‡	10,693	12,479	—	—	23,172	93,724	109,384	—	—	203,108
EQ/High Yield Bond Portfolio‡	4,694	22,420	—	—	27,114	44,693	213,481	—	—	258,174
EQ/Low Volatility Global ETF Portfolio‡	34,763	—	—	—	34,763	355,019	—	—	—	355,019
EQ/PIMCO Global Real Return Portfolio‡	36,897	10,097	—	—	46,994	358,151	98,009	—	—	456,160
EQ/PIMCO Ultra Short Bond Portfolio‡	14,046	—	—	—	14,046	138,594	—	—	—	138,594
EQ/Quality Bond PLUS Portfolio‡	—	8,313	—	—	8,313	—	70,323	—	—	70,323
Multimanager Core Bond Portfolio‡	—	41,450	—	—	41,450	—	405,357	—	—	405,357
PIMCO Foreign Bond Fund Unhedged, Institutional Class	—	10,218	—	—	10,218	—	94,111	—	—	94,111
PIMCO Unconstrained Bond Fund, Institutional Class	15,905	—	—	—	15,905	169,387	—	—	—	169,387

Total Investment Companies (7.7%) (Cost $6,453,307)						2,551,477	2,499,096	970,911	—	6,021,484

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Principal Amount	Principal Amount	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares*	14,385	13,329	—	—	27,714	14,389	13,333	—	—	27,722

Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 0.71%, dated 12/30/16, due 1/3/17, repurchase price $2,398, collateralized by various Foreign Government Agency Securities, ranging from 0.000%-5.250%, maturing 1/23/17-1/24/44; total market value $2,446. (xx)	—	—	2,398	—	2,398	—	—	2,398	—	2,398
Citigroup Global Markets Ltd., 0.69%, dated 12/30/16, due 1/3/17, repurchase price $965, collateralized by various U.S. Government Treasury Securities, ranging from 1.375%-5.375%, maturing 7/31/18-2/15/45; total market value $984. (xx)	—	—	965	—	965	—	—	965	—	965
Deutsche Bank AG, 1.05%, dated 12/30/16, due 1/3/17, repurchase price $10,001, collateralized by various Common Stocks; total market value $11,116. (xx)	—	—	10,000	—	10,000	—	—	10,000	—	10,000

84

	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma	CharterSM Interest Rate Strategies	CharterSM Income Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-forma Adjustment		AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
	Principal Amount	Principal Amount	Principal Amount	Principal Amount	Principal Amount	Value ($)	Value ($)	Value ($)	Value ($)		Value ($)
Deutsche Bank AG, 0.95%, dated 12/30/16, due 1/3/17, repurchase price $2,084, collateralized by various Corporate Bonds, ranging from 1.875%-2.500%, maturing 3/13/19-6/10/25; total market value $2,126. (xx)	—	—	2,084	—	2,084	—	—	2,084	—		2,084
Deutsche Bank Securities, Inc., 0.50%, dated 12/30/16, due 1/3/17, repurchase price $3,968, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 2/15/40-5/15/40; total market value $4,047. (xx)	—	—	3,968	—	3,968	—	—	3,968	—		3,968
Macquarie Bank Ltd., 0.76%, dated 12/30/16, due 1/3/17, repurchase price $2,661, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $2,716. (xx)	—	—	2,661	—	2,661	—	—	2,661	—		2,661
Macquarie Bank Ltd., 0.57%, dated 12/30/16, due 1/3/17, repurchase price $3,562, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.750%, maturing 1/5/17-5/15/46; total market value $3,635. (xx)	—	—	3,562	—	3,562	—	—	3,562	—		3,562
Natixis, 0.50%, dated 12/30/16, due 1/3/17, repurchase price $5,000, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.625%, maturing 5/25/17-5/15/46; total market value $5,100. (xx)	—	—	5,000	—	5,000	—	—	5,000	—		5,000
RBS Securities, Inc., 0.45%, dated 12/30/16, due 1/3/17, repurchase price $15,001, collateralized by various U.S. Government Treasury Securities, ranging from 0.625%-2.625%, maturing 8/31/17-2/15/25; total market value $15,300. (xx)	—	—	15,000	—	15,000	—	—	15,000	—		15,000

Total Repurchase Agreements						—	—	45,638	—		45,638

Total Short-Term Investment (0.1%) (Cost $73,360)						14,389	13,333	45,638	—		73,360

Total Investments (97.5%) (Cost $77,868,343)						4,251,485	4,597,678	67,378,946	—		76,228,109
Other Assets Less Liabilities (2.5%)						(31,377)	(46,851)	3,874,926	(1,849,131	)(a)	1,947,567

Net Assets (100%)						4,220,108	4,550,827	71,253,872	(1,849,131)		78,175,676

85

As of February 22, 2017, each security held by the Acquired Portfolio complies with the investment policies and restrictions of the Acquiring Portfolio.

*	Non-income producing
†	Securities (totaling $0 or 0.0% of net assets) held at fair value by management.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2016, the market value of these securities amounted to $8,275,102 or 10.6% of net assets. Securities denoted with “§” but not “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent that any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(a)	Reflects adjustment made for seed capital withdrawal.
(b)	Rule 144A illiquid security. At December 31, 2016, the market value of these securities amounted to $620,715 or 0.8% of net assets.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2016. Maturity date disclosed is the ultimate maturity date.
(h)	Defaulted security. A security is classified as defaulted if the issuer fils bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2016.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2016, the market value of these securities amounted to $7,319,737 or 9.4% of net assets.
(x)	All or a portion of security is on loan at December 31, 2016.
(xx)	At December 31, 2016, the Portfolio had loaned securities with a total value of $44,764. This was secured by cash collateral of $45,638 which was subsequently invested in joint repurchase agreements with a totla value of $45,638, for which the Portfolio has a proportionate interest as reported in the portfolio of Investments as Repurchase Agreemnets.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these maturities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2016.

Glossary:

CLO - Collateralized Mortgage Obligations

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

IO - Interest Only

TIPS - Treasury Inflation Protected Security

Country Diversification
As a Percentage of Total Net Assets
Australia	0.2%
Belgium	0.0	#
Brazil	1.2
Canada	0.4
Cayman Islands	4.8
Chile	0.8
China	0.2
Colombia	1.0
Costa Rica	0.8
Dominican Republic	1.0
France	0.1
Guatemala	0.8
Hungary	0.3
India	0.9
Israel	0.6
Jamaica	0.2
Japan	0.1
Luxembourg	0.0	#
Malaysia	0.3
Mexico	1.4
Netherlands	0.1
Panama	1.4
Paraguay	0.3
Peru	0.2
Poland	0.3
Qatar	0.3
Singapore	0.5
Trinidad and Tobago	0.1
United Kingdom	0.4
United States	76.5
Cash and Other	4.8

	100.0%

#	Percent shown is less than 0.05%.

86

Investments in companies which were affiliates for the year ended December 31, 2016, were as follows:

	CharterSM Income Strategies
Securities:	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$83,231	$15,892	$38,707	$78,753	$1,834	$(157)
AXA Real Estate Portfolio (a)	306,197	76,870	121,348	267,120	2,390	7,797
EQ/Boston Advisors Equity Income Portfolio	630,977	216,962	278,182	581,092	12,318	48,983
EQ/Core Bond Index Portfolio	262,847	71,634	104,708	229,209	4,069	681
EQ/Energy ETF Portfolio	58,701	25,289	25,998	70,882	1,230	852
EQ/Global Bond PLUS Portfolio	125,600	30,629	46,501	109,384	2,414	(265)
EQ/High Yield Bond Portfolio	246,691	53,485	103,357	213,481	11,310	(2,308)
EQ/PIMCO Global Real Return Portfolio	107,865	25,666	40,152	98,009	5,007	148
EQ/Quality Bond PLUS Portfolio	93,422	17,620	40,600	70,323	1,008	485
Multimanager Core Bond Portfolio	460,269	127,863	185,348	405,357	9,609	156

	$2,375,800	$661,910	$984,901	$2,123,610	$51,189	$56,372

	CharterSM Interest Rate Strategies
Securities:	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$155,965	$36,319	$103,620	$132,252	$3,073	$(10,109)
AXA Real Estate Portfolio (a)	342,693	33,438	159,362	220,920	2,040	7,467
EQ/Boston Advisors Equity Income Portfolio	524,349	101,828	254,757	393,548	8,320	9,386
EQ/Convertible Securities Portfolio	494,347	71,236	226,717	357,197	10,853	(7,785)
EQ/Energy ETF Portfolio	148,571	43,633	89,693	137,870	2,359	(8,153)
EQ/Global Bond PLUS Portfolio	144,156	14,989	67,841	93,724	2,063	(1,799)
EQ/High Yield Bond Portfolio	61,482	7,610	29,237	44,693	2,351	(1,857)
EQ/Low Volatility Global ETF Portfolio	533,108	62,635	249,488	355,019	9,117	15,224
EQ/PIMCO Global Real Return Portfolio	506,436	77,772	248,066	358,151	18,252	(1,350)
EQ/PIMCO Ultra Short Bond Portfolio	210,772	26,489	101,340	138,594	1,744	(1,232)

	$3,121,879	$475,949	$1,530,121	$2,231,968	$60,172	$(208)

	AXA/DoubleLine Opportunistic Core Plus Bond
Securities	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
DoubleLine Floating Rate Fund	$1,650,994	$—	$716,378	$970,911	$41,826	$(16,378)

	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-forma
Securities:	Market Value December 31, 2015	Purchases at Cost	Sales at Cost	Market Value December 31, 2016	Dividend Income	Realized Gain (Loss)†
AXA Natural Resources Portfolio	$239,196	$52,211	$142,327	$211,005	$4,907	$(10,266)
AXA Real Estate Portfolio (a)	648,890	110,308	280,710	488,040	4,430	15,264
DoubleLine Floating Rate Fund	1,650,994	—	716,378	970,911	41,826	(16,378)
EQ/Boston Advisors Equity Income Portfolio	1,155,326	318,790	532,939	974,640	20,638	58,369
EQ/Convertible Securities Portfolio	494,347	71,236	226,717	357,197	10,853	(7,785)
EQ/Core Bond Index Portfolio	262,847	71,634	104,708	229,209	4,069	681
EQ/Energy ETF Portfolio	207,272	68,922	115,691	208,752	3,589	(7,301)
EQ/Global Bond PLUS Portfolio	269,756	45,618	114,342	203,108	4,477	(2,064)
EQ/High Yield Bond Portfolio	308,173	61,095	132,594	258,174	13,661	(4,165)
EQ/Low Volatility Global ETF Portfolio	533,108	62,635	249,488	355,019	9,117	15,224
EQ/PIMCO Global Real Return Portfolio	614,301	103,438	288,218	456,160	23,259	(1,202)
EQ/PIMCO Ultra Short Bond Portfolio	210,772	26,489	101,340	138,594	1,744	(1,232)
EQ/Quality Bond PLUS Portfolio	93,422	17,620	40,600	70,323	1,008	485
Multimanager Core Bond Portfolio	460,269	127,863	185,348	405,357	9,609	156

	$7,148,673	$1,137,859	$3,231,400	$5,326,489	$153,187	$39,786

†	When applicable, realized gain includes net distribution of realized gain received from underlying funds.
(a)	Formerly known as EQ/Real Estate PLUS Portfolio.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

87

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

CharterSM Income Strategies

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets
Exchange Traded Funds
Exchange Traded Funds	$2,085,249	$—	$—	$2,085,249
Investment Companies
Investment Companies	375,486	2,123,610	—	2,499,096
Short-Term Investments
Investment Companies	13,333	—	—	13,333

Total Assets	$2,474,068	$2,123,610	$—	$4,597,678

Total Liabilities	$—	$—	$—	$—

Total Assets and Liabilities	$2,474,068	$2,123,610	$—	$4,597,678

CharterSM Interest Rate Strategies

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets
Exchange Traded Funds
Exchange Traded Funds	$1,685,619	$—	$—	$1,685,619
Investment Companies
Investment Companies	319,509	2,231,968	—	2,551,477
Short-Term Investments
Investment Companies	14,389	—	—	14,389

Total Assets	$2,019,517	$2,231,968	$—	$4,251,485

Total Liabilities	$—	$—	$—	$—

Total Assets and Liabilities	$2,019,517	$2,231,968	$—	$4,251,485

AXA/DoubleLine Opportunistic Core Plus Bond

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets
Asset-Backed Securities	$—	$4,374,789	$—		$4,374,789
Collateralized Mortgage Obligations	—	11,561,586	—		11,561,586
Commercial Mortgage-Backed Securities	—	5,728,643	—		5,728,643
Common Stocks
Energy	1,129	—	—		1,129
Convertible Bonds
Energy	—	1,408	—		1,408
Corporate Bonds
Consumer Discretionary	—	1,197,749	—		1,197,749
Consumer Staples	—	1,543,531	—		1,543,531
Energy	—	1,831,760	—	(a)	1,831,760
Financials	—	5,369,181	—		5,369,181

88

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Health Care	$—	$1,413,464	$—	$1,413,464
Industrials	—	1,546,151	—	1,546,151
Information Technology	—	767,417	—	767,417
Materials	—	442,475	—	442,475
Real Estate	—	159,125	—	159,125
Telecommunication Services	—	818,088	—	818,088
Utilities	—	1,242,664	—	1,242,664
Foreign Government Securities	—	2,162,270	—	2,162,270
Investment Companies
Investment Companies	970,911	—	—	970,911
Mortgage-Backed Securities	—	5,882,355	—	5,882,355
Municipal Bonds	—	475,032	—	475,032
Short-Term Investments
Repurchase Agreements	—	45,638	—	45,638
U.S. Treasury Obligations	—	19,843,580	—	19,843,580

Total Assets	$972,040	$66,406,906	$—	$67,378,946

Total Liabilities	$—	$—	$—	$—

Total Assets and Liabilities	$972,040	$66,406,906	$—	$67,378,946

AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-Forma

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets
Asset-Backed Securities	$—	$4,374,789	$—	$4,374,789
Collateralized Mortgage Obligations	—	11,561,586	—	11,561,586
Commercial Mortgage-Backed Securities	—	5,728,643	—	5,728,643
Common Stocks
Energy	1,129	—	—	1,129
Convertible Bonds
Energy	—	1,408	—	1,408
Corporate Bonds
Consumer Discretionary	—	1,197,749	—	1,197,749
Consumer Staples	—	1,543,531	—	1,543,531
Energy	—	1,831,760	—	1,831,760
Financials	—	5,369,181	—	5,369,181
Health Care	—	1,413,464	—	1,413,464
Industrials	—	1,546,151	—	1,546,151
Information Technology	—	767,417	—	767,417
Materials	—	442,475	—	442,475
Real Estate	—	159,125	—	159,125
Telecommunication Services	—	818,088	—	818,088
Utilities	—	1,242,664	—	1,242,664
Foreign Government Securities	—	2,162,270	—	2,162,270
Exchange Traded Funds
Exchange Traded Funds	3,770,868	—	—	3,770,868
Investment Companies
Investment Companies	1,665,906	4,355,578	—	6,021,484
Mortgage-Backed Securities	—	5,882,355	—	5,882,355
Municipal Bonds	—	475,032	—	475,032
Short-Term Investments
Investment Companies	27,722	—	—	27,722
Repurchase Agreements	—	45,638	—	45,638
U.S. Treasury Obligations	—	19,843,580	—	19,843,580

Total Assets	$5,465,625	$70,762,484	$—	$76,228,109

Total Liabilities	$—	$—	$—	$—

Total Assets and Liabilities	$5,465,625	$70,762,484	$—	$76,228,109

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2016.

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Investment security transactions for the year ended December 31, 2016 were as follows:

	CharterSM Income Strategies	CharterSM Interest Rate Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-Forma
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,031,954	$624,236	$24,656,644	$26,312,834
Long-term U.S. government debt securities	—	—	31,749,401	31,749,401

	$1,031,954	$624,236	$56,406,045	$58,062,235

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,699,365	$2,504,659	$23,722,652	$27,926,676
Long-term U.S. government debt securities	—	—	22,476,638	22,476,638

	$1,699,365	$2,504,659	$46,199,290	$50,403,314

As of December 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

	CharterSM Income Strategies	CharterSM Interest Rate Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-Forma

Aggregate gross unrealized appreciation	$8,901	$19,901	$276,886	$305,688
Aggregate gross unrealized depreciation	(361,845)	(343,194)	(1,276,037)	(1,981,076)

Net unrealized depreciation	$(352,944)	$(323,293)	$(999,151)	$(1,675,388)

Federal income tax cost of investments	$4,950,622	$4,574,778	$68,378,097	$77,903,497

Capital Loss Carry Forward:

CharterSM Income Strategies

The Portfolio has no capital loss carryforward.

CharterSM Interest Rate Strategies

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $6,943 of Short Term losses and $73,321 of Long Term losses.

AXA/DoubleLine Opportunistic Core Plus Bond

The Portfolio utilized $254,902 of net capital loss carryforwards during the year ending December 31, 2016, all of which was for Short Term losses.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $49,028 of Long Term losses.

AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-Forma

The Portfolio utilized $254,902 of net capital loss carryforwards during the year ending December 31, 2016, all of which was for Short Term losses.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $6,943 of Short Term losses and $122,329 of Long Term losses.

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EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016 (Unaudited)

	CharterSM Income Strategies	CharterSM Interest Rate Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-Forma Adjustment		AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-Forma
Investments at Cost, Affiliated Issuers	$2,329,555	$2,408,570	$983,622	$—		$5,721,747
Investments at Cost, Unaffiliated Issuers	2,609,424	2,167,478	67,324,056	—		72,100,958
Investments at Cost, Repurchase Agreements	—	—	45,638	—		45,638
ASSETS
Investments at Value, Affiliated Issuers	2,123,610	2,231,968	970,911	—		5,326,489
Investments at Value, Unaffiliated Issuers (x)	2,474,068	2,019,517	66,362,397	—		70,855,982
Investments at Value, Repurchase Agreements	—	—	45,638	—		45,638
Cash	9,197	19,000	3,420,335	—		3,448,532
Dividends, interest and other receivables	1,478	884	452,009	—		454,371
Due from Custodian	—	—	204,019	—		204,019
Receivable for securities sold	59	—	114,137	—		114,196
Receivable from Separate Accounts for Trust shares sold	—	—	55,044	—		55,044
Receivable from investment manager	3,313	2,877	—	—		6,190
Securities lending income receivable	—	—	51	—		51
Other assets	16	17	232	—		265

Total assets	4,611,741	4,274,263	71,624,773	—		80,510,777

LIABILITIES
Payable for securities purchased	742	2,243	204,019	—		207,004
Payable for return of collateral on securities loaned	—	—	45,638	—		45,638
Investment management fees payable	—	—	31,292	—		31,292
Payable to Separate Accounts for Trust shares redeemed	9,243	122	525	1,849,131	(a)	1,859,021
Administrative fees payable	—	—	5,880	—		5,880
Distribution fees payable - Class IB	962	888	2,090	—		3,940
Trustees’ fees payable	653	680	42	—		1,375
Accrued expenses	49,314	50,222	81,415	—		180,951

Total liabilities	60,914	54,155	370,901	1,849,131		2,335,101

NET ASSETS	$4,550,827	$4,220,108	$71,253,872	$(1,849,131)		$78,175,676

Net assets were comprised of:
Paid in capital	$4,856,705	$4,623,835	$72,368,330	$(1,849,131	)(a)	$79,999,739
Accumulated undistributed net investment income (loss)	2,165	5,469	37,711	—		45,345
Accumulated undistributed net realized gain (loss) on investments	33,258	(84,633)	(177,799)	—		(229,174)
Net unrealized appreciation (depreciation) on investments	(341,301)	(324,563)	(974,370)	—		(1,640,234)

Net Assets	$4,550,827	$4,220,108	$71,253,872	$(1,849,131)		$78,175,676

Class IB Shares:
Net Assets	$4,550,827	$4,220,108	$10,303,899	$(1,849,131	)(a)	$17,225,703
Shares outstanding	484,237	446,404	1,049,975	(225,054	)(a),(b)	1,755,562
Net asset value, offering and redemption price per share	$9.40	$9.45	$9.81	$—		$9.81
Class K Shares:
Net Assets	$—	$—	$60,949,973	$—		$60,949,973
Shares outstanding	—	—	6,210,703	—		6,210,703
Net asset value, offering and redemption price per share	$—	$—	$9.81	$—		$9.81
(x) Includes value of securities on loan of:	$—	$—	$44,764	$—		$44,764

Notes:
(a)	Reflects adjustment made for impact of seed capital withdrawal.
(b)	Reflects adjustment for retired shares of the acquired Portfolios.

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EQ ADVISORS TRUST

For the Year Ended December 31, 2016 (Unaudited)

	CharterSM Income Strategies	CharterSM Interest Rate Strategies	AXA/DoubleLine Opportunistic Core Plus Bond	Pro-Forma Adjustment		AXA/DoubleLine Opportunistic Core Plus Bond Combined Pro-Forma
STATEMENT OF OPERATIONS
Dividend Income Received from Affiliates	$51,189	$60,172	$41,826	$—		$153,187
Foreign withholding Tax on Interest	—	—	243	—		243
INVESTMENT INCOME
Interest	2,578	2,156	2,389,839	—		2,394,573
Dividends	138,635	113,479	42,130	—		294,244
Securities lending (net)	—	—	742	—		742

Total income	141,213	115,635	2,432,711	—		2,689,559

EXPENSES
Investment management fees	7,080	6,961	399,563	31,050	(d)	444,654
Professional fees	35,866	35,862	66,229	(70,661	)(b)	67,296
Administrative fees	32,500	32,500	66,861	(58,938	)(b)	72,923
Distribution fees - Class IB	11,799	11,601	15,408	(4,622	)(a)	34,186
Offering costs	—	—	13,732	—		13,732
Custodian fees	67,000	62,300	10,000	(129,300	)(b)	10,000
Printing and mailing expenses	681	676	4,415	(1,357	)(a)	4,415
Trustees’ fees	182	188	1,464	(370	)(a)	1,464
Miscellaneous	176	186	20,776	(362	)(b)	20,776

Gross expenses	155,284	150,274	598,448	(301,226)		669,446

Less: Waiver from investment manager	(39,580)	(39,461)	(28,810)	79,195	(c)	(28,656)
Reimbursement from investment manager	(88,020)	(84,392)	—	239,078	(c)	—
Reimbursement from sub-advisor	—	—	(8,322)	—		(8,322)

Net expenses	27,684	26,421	561,316	17,047		632,468

NET INVESTMENT INCOME (LOSS)	113,529	89,214	1,871,395	(17,047)		2,061,835

Net Realized gain (loss) from affiliates	(6,722)	(53,870)	(16,378)	—		(76,970)
Net distributions of realized gain (loss) received from affiliates	63,094	53,662	—	—		116,756
REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized gain (loss) on Investments	(10,918)	(124,792)	287,348	—		151,638
Net Distributions of realized gain received from Underlying funds	65,466	54,652	—	—		120,118

Net realized gain (loss)	54,548	(70,140)	287,348	—		271,756

Net Change in unrealized appreciation (depreciation) from Affiliates	70,801	164,261	36,295	—		271,357
Net Change in unrealized appreciation (depreciation) on:
Investments	151,231	302,823	979,426	—		1,433,480

Net change in unrealized appreciation (depreciation)	151,231	302,823	979,426	—		1,433,480

NET REALIZED AND UNREALIZED GAIN (LOSS)	205,779	232,683	1,266,774	—		1,705,236

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$319,308	$321,897	$3,138,169	$(17,047)		$3,762,327

Notes:
(a)	Reflects adjustment made for the impact of the seed capital withdrawal.
(b)	Reflects adjustment in expenses due to elimination of duplicative expenses.
(c)	Reflects adjustment of waiver due to change in expense limitation agreement.
(d)	Reflects adjustment due to change in management fees

Note that the reorganization expenses for the CharterSM Income Strategies and CharterSM Interest Rate Strategies, which are estimated to be $33,333 for each Portfolio, exceed the expense limit and will be paid by FMG LLC.

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NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2016

NOTE 1 – BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees of the Trust and the Board of Trustees of the AXA Premier VIP Trust (“VIP Trust”), approved proposed Plans of Reorganization and Termination and an Agreement and Plan of Reorganization and Termination (each a “Reorganization Plan”) on December 1, 2016 that provide for the transfer of all assets of the CharterSM Income Strategies Portfolio (“Income Strategies Portfolio”) and CharterSM Interest Rate StrategiesPortfolio (“Interest Rate Strategies Portfolio”), each a series of the VIP Trust, (each an “Acquired Portfolio” and together the “Acquired Portfolios”) to the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, a series of the Trust and the assumption by AXA/DoubleLine Opportunistic Core Plus Bond Portfolio of all of the liabilities of the Acquired Portfolios in exchange for shares of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio having an aggregate value equal to the net assets of the Acquired Portfolios, the distribution of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio shares to the Acquired Portfolios shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolios (with respect to each Acquired Portfolio, each, a “Reorganization” and together, the “Reorganizations”). The consummation of one Reorganization is not contingent on the consummation of any other Reorganization.

The Income Strategies Portfolio’s annual contractual management fee equals 0.15% of average daily net assets. The Interest Rate Strategies Portfolio’s annual contractual management fee equals 0.15% of average daily net assets. The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s annual contractual management fee equals 0.60% of average daily net assets for the first $750 million, 0.575% of average daily net assets on the next $750 million, 0.55% on the next $1 billion, 0.53% on the next $2.5 billion, and 0.52% of average daily nets assets thereafter. The Reorganization Plans are subject to the approval of the Acquired Portfolios’ shareholders. A special meeting of shareholders of the Acquired Portfolios will be held on or about March 28, 2017.

The Reorganizations of the Income Strategies Portfolio and the Interest Rate Strategies Portfolio into the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio will be accounted for as taxable reorganizations of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred at December 31, 2016. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio and the Acquired Portfolios at December 31, 2016. The unaudited pro forma combined statement of operations reflects the results of operations of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio as if it had acquired the Acquired Portfolios at the beginning of the year ended December 31, 2016. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio for pre-combination periods will not be restated.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information and the VIP Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganizations, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the Alt 20 Portfolio is the legal survivor. Other criteria include:

a)	Portfolio Management – The merged entity will be managed by the Manager, Sub-Advisers and portfolio managers to the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio in a manner consistent with the current management style.

b)	Portfolio Composition – The merged entity’s portfolio holdings are expected to be consistent with the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio than those of the Acquired Portfolios.

93

c)	Investment Objective, Policies and Restrictions – The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d)	Expense Structure and Expense Ratios – The merged entity’s expense structure will be the same as that of AXA/DoubleLine Opportunistic Core Plus Bond Portfolio. The expense ratio of the merged entity will be the same as that of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio and lower than the Acquired Portfolios.

e)	Asset Size – The AXA/DoubleLine Opportunistic Core Plus Bond Portfolio is significantly larger than the Acquired Portfolios.

NOTE 2 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolios by the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio as of December 31, 2016. The number of additional shares issued was calculated based on the net assets of the Acquired Portfolios and net asset value per share of the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio at December 31, 2016.

NOTE 3 – VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate and Municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

Mortgage-backed and asset-backed securities are valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations. Forward foreign exchange contracts may be settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures

94

to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a subadministration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level. The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period.

Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

Transfers into and transfers out of Level 3, if material, are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 – FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

The estimated percentage of the holdings of the Income Strategies Portfolio and the Interest Rate Strategies Portfolio that will be sold in connection with its respective Reorganization is 100% and 100%, respectively. The estimated portfolio transaction costs of the Reorganization of the Income Strategies Portfolio and the Interest Rate Strategies Portfolio are $500 and $400, respectively. These are estimated amounts and are subject to change. Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolios will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

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NOTE 5 – UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio’s shares as if the merger had taken place on December 31, 2016. The Acquired Portfolios will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $66,666 ($33,333 per Acquired Portfolio). However, FMG LLC has voluntarily agreed to pay expenses of the Reorganization that exceed the Acquired Portfolios’ expense limitations set forth in its expense limitation agreements.

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